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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       October 31

Date of reporting period:       November 1, 2011 to April 30, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2012

Classes A, B, C, I, O, R and W

Global and International Funds

■	ING Diversified International Fund
■	ING Emerging Countries Fund
■	ING Emerging Markets Equity Fund
■	ING Global Bond Fund
■	ING Global Equity Dividend Fund
■	ING Global Natural Resources Fund
■	ING Global Opportunities Fund
■	ING Global Real Estate Fund
■	ING Global Value Choice Fund
■	ING Greater China Fund
■	ING Index Plus International Equity Fund
■	ING International Core Fund
■	ING International Growth Fund
■	ING International Real Estate Fund
■	ING International Small Cap Fund (formerly, ING International SmallCap Multi-Manager Fund)
■	ING International Value Choice Fund
■	ING International Value Fund
■	ING Russia Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	24
Statements of Assets and Liabilities	28
Statements of Operations	38
Statements of Changes in Net Assets	43
Financial Highlights	52
Notes to Financial Statements	65
Summary Portfolios of Investments	91
Advisory Contract Approval Discussion	163

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Expectation vs. reality

Dear Shareholder:

After a successful career abroad, Clym Yeobright, the central character of Thomas Hardy’s 19th century novel Return of the Native, resettles in the village where he grew up, expecting to live a more peaceful life. His neighbors, however, convince themselves that he is bringing to them the excitement of the broader world he left behind. The misunderstandings that result pile animosity upon disappointment.

We can see similar patterns of misplaced expectations today in the global economy and financial markets, for example, the broad embrace of fiscal austerity as a panacea to economic ills despite private sector demand already in decline. Other illustrations come to mind too. It’s not hard to understand why investors fled stocks en masse after the Internet/technology bubble burst in 2001 or why the markets tanked in 2008 when the collapse of Lehman Brothers threw a harsh light on the risks lurking in the shadow banking system. However, it is hard to understand why investors continue to shun stocks. Research firm The Leuthold Group says the S&P 500® Index has gained 107% in the 38 months since its March 2009 low. Yet according to the Investment Company Institute, U.S. stock mutual funds have seen net inflows in just ten of those 38 months. The phenomenon has not been limited to fund investors: as reported by news service Ignites on May 18, 2012, institutional investors were pulling money out of U.S. stocks even though that asset class, as measured by the S&P 500® Index, had produced attractive, positive returns year-to-date.

Following the trend may be comforting, but also may make it harder to achieve your investment goals. With uncertainty and volatility still prevalent in the financial markets, we believe the most sensible approach is to avoid trends and stick with a fully invested, well-diversified strategy. Keep your investments targeted to your long-term goals, not to the appeal of short-term profits. And as always, discuss any potential portfolio changes fully with your investment advisor before taking action.

Thank you for your confidence in ING Funds. It is our privilege to serve your investing needs, and we look forward to continuing to do so in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 29, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2012

Our new fiscal year commenced in the glow of October’s 8.55% surge in global equities, represented by the MSCI World IndexSM, measured in local currencies including net reinvested dividends, based on better economic news from the U.S. The gain mostly held through December and gathered new strength in the first quarter of 2012, before new doubts arose in April. For the first half of the fiscal year the MSCI World IndexSM returned 8.71%. (The MSCI World IndexSM returned 7.54% for the six months ended April 30, 2012, measured in U.S. dollars.)

The more positive data that had started to emerge in October were mainly jobs related, with the employment report showing 103,000 new jobs in September. Improvement continued into 2012 and in March the Bureau of Labor Statistics announced 243,000 jobs created in February, with a three-month average of 245,000 and the unemployment rate down to 8.3%.

Investors’ relief at a healthier labor market was reinforced by the March results of the Federal Reserve’s stress tests on banks, which indicated that 15 out of 19 large banks could maintain adequate capital levels even in a pessimistic recession scenario. Reported fourth quarter 2011 gross domestic product (“GDP”) growth was much improved at 3.0% (quarter over quarter annualized) and closely watched purchasing managers’ indices were clearly in expansion territory.

But April brought a series of let-downs. The employment report showed only 120,000 new jobs created in March, while the paring of the unemployment rate to 8.2% was in part due to workers leaving the workforce. Weekly new jobless claims seemed stuck at about 385,000; industrial production was flat for two months; durable goods orders had the worst monthly fall in three years; first quarter 2012 GDP fell more than expected to at 2.2%. Home prices, represented by the S&P/Case-Shiller 20-City Composite Home Price Index, were still falling on an annual basis. With the latest Federal Open Market Committee minutes showing little appetite for a third round of quantitative easing, sentiment had faded as the fiscal half-year ended.

The euro zone’s enduring sovereign debt crisis continued to move markets. After months of wrangling, a second huge bailout for Greece to avoid default on maturing bonds was finalized on March 9. As a step towards fiscal union, which would reduce the need for future bailouts, euro zone leaders reached agreement in December on a fiscal-discipline treaty, complete with formal deficit limits and sanctions.

In addition, new European Central Bank (“ECB”) President Draghi announced that the ECB would lend unlimited funds to banks for three years at an interest rate of 1% in Longer Term Refinancing Operations (“LTRO”). On December 21, the ECB loaned €489 billion to 523 banks. At the end of February, 800 banks borrowed a further €530 billion.

LTRO was initially perceived to reduce greatly the risk of banks and the banking system failing in the short term for lack of liquidity. Sentiment and risk appetite improved. Stock markets surged in the first three months of 2012 and peripheral euro zone sovereign bond yields fell. But April saw disillusionment quickly set in, focused on Spain, with its uncompetitive markets, restrictive practices and nearly 25% unemployment rate. Spanish banks’ heavy drawdown from LTRO to buy Spanish government bonds, had arguably increased their vulnerability. As April ended, a growing backlash against fiscal austerity was evident, not just in Spain, Greece and Italy but in the distinctly non-peripheral Netherlands where the coalition government fell over the failure to reach a budget agreement and France where a Socialist president seemed sure to be elected in May.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.44% in the six months through April. The corporate investment grade bond sub-index outperformed, as investment grade corporates were seen as good value. While the Treasury sub-index underperformed, longer dated issues did well as the Treasury yield curve became flatter. The healthy risk appetite during most of the period drove the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index up 6.91% in the six months through April.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 12.77%, with small losses only in November and April. Resilient S&P 500® company earnings made up for some of the macro concerns discussed above: the trailing 12-month operating earnings yield on March 31 was estimated by Standard & Poors at nearly 7%. All sector indices rose, led by consumer discretionary with a return of over 18%, followed by technology at 16%. Energy lagged, adding less than 4%.

In currencies, the euro zone’s problems finally took their toll on the euro, the dollar appreciating 6.76% over the first half of the fiscal year. The trading range was narrower against the pound, the dollar finally losing 0.84%. Against the yen the dollar gained 5.93%, as the Bank of Japan set a 1% inflation target in February and promised strong monetary easing to achieve it.

In international markets, the MSCI Japan® Index rose 6.30% in the six months through April. The economy struggled to recover from the earthquake and tsunami of March 2011. But the Bank of Japan’s February initiatives raised hopes that asset reflation may be under way at last, before concerns about Europe and U.S. growth resurfaced in April. The MSCI Europe ex UK® Index added 4.21%, relieved at better U.S. data and by LTRO, albeit temporarily, but also depressed by falling fourth quarter GDP and unemployment perched at 10.8%, a euro-era high. The MSCI UK® Index rallied 5.50%. The economy unexpectedly re-entered recession in the face of slumping construction activity. But strong purchasing managers’ indices and a rebound in retail sales suggested that the 0.2% first quarter decline in GDP might be revised to a small gain.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
MSCI All Countries Golden Dragon IndexSM	A broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
MSCI All Country World (ex-US) IndexSM
A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Russia 10/40 Index
A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russia Trading System Index
A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
S&P Developed ex-US Property Index
An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed ex-US SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Developed Property Index
An unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

S&P Euro-Pacific Asia Composite SmallCap Index
An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of April 30, 2012 (as a percentage of net assets)

Affiliated Investment Companies	95.7%
Exchange-Traded Funds	4.5%
Liabilities in Excess of Other Assets	(0.2)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (“Diversified International” or the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.07% compared to the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI (ex-US)”) which returned 2.73% for the same period.

Portfolio Specifics: Global equities started the period weakly due to the chaos created by the Greek referendum on whether to accept the terms of the euro zone bailout. The crisis deepened, driving up Italian and Spanish government bond yields. In December 2011, the European Central Bank reduced uncertainty by offering unlimited funds to banks at its first three-year liquidity action, known as the long-term refinancing operation. Global equities then posted two months of solid gains, but by period-end confidence faded. U.S. labor market data fell below expectations, Chinese growth slowed to its lowest rate in three years and worries over euro zone growth increased following Spain’s downgrades.

The Fund’s outperformance relative to its benchmark was largely due to the performance of the underlying funds. ING International Core Fund, ING International Growth Fund, ING Emerging Markets Equity Fund and ING International Small Cap Fund, which in aggregate represent close to 75% of the Fund’s assets, outperformed their respective benchmarks. The ING International Value Fund and ING International Real Estate Fund modestly underperformed their individual benchmarks and together had a minor effect on the relative performance of the Fund.

The Fund is managed to a long-term strategic asset allocation, which differs in some respects from the MSCI ACWI (ex-US). The effect of this strategic allocation was positive over the reporting period as the Fund benefited from its exposures to international small capitalization and international real estate companies.

During the period we decreased the Fund’s exposure to the ING International Value Fund and added the iShares MSCI EAFE® Value Index Fund. Over the period we made no tactical asset allocation moves.

Target Allocations as of April 30, 2012 (as a percentage of net assets)

Emerging Markets	15%
International Core	40%
International Growth	20%
International Real Estate	0%
International SmallCap	5%
International Value	20%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Risk assets have moved lower across the globe as worries of slowing growth have weighed on investors’ minds. The U.S. recovery has proven to be resilient in the face of Europe’s troubles, the deceleration of emerging markets and the slowing of China. Our forecast for international developed markets is lower this year, and reflects the ongoing structural shifts in growth potential. We believe that Europe, where Greece has been unable to form a stable government following elections, will remain the epicenter of global financial risks.

Our recent strategic shifts reflect our efforts to reduce the overall volatility of the Fund and increase risk-adjusted returns. At the end of the period we reduced the Fund’s exposure to ING International Small Cap, a high volatility asset class, and eliminated its exposure to international real estate investment trusts (“REITs”). It should be noted that REITs are part of the MSCI All Country World (ex-US) IndexSM, so our exposure on a holdings level is not completely purged. We also added to developed markets.

(1)	The members of the Asset Allocation Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING COUNTRIES FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

South Korea	17.6%
Brazil	16.4%
China	15.7%
Taiwan	7.1%
Russia	7.0%
South Africa	6.6%
United States	5.5%
Thailand	4.3%
Mexico	4.2%
Hong Kong	3.6%
Countries between 0.3%–3.6%ˆ	11.3%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 13 countries, which each represents 0.3%–3.6% of net assets.
Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (“Emerging Countries” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Delaware Management Company (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: George Iwanicki Jr., Managing Director and Anuj Arora, Vice President, of the portion of the Fund that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Chief Investment Officer, Emerging Markets and Healthcare, of the portion of the Fund that is managed by Delaware.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.23%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 3.93% for the same period.

Portfolio Specifics: ING Investment Management Advisors, B.V. (“IIM BV”) — The fund underperformed the MSCI EM IndexSM by approximately 37 basis points for the period from November 1, 2011 through February 24, 2012. Emerging market equities posted positive performance during the final months of 2011 but momentum weakened in November as a wave of uncertainty hit. As 2012 began, emerging markets moved sharply higher. The catalyst for this change was relief that the world was spared a European financial crisis as the European Central Bank launched a program to ease European banks’ liquidity needs. Russia rebounded following the controversy surrounding the Duma elections. An increasing oil price also lifted equity enthusiasm. Latin America was the weakest region as the reporting period came to an end.

At the beginning of the period under review the Fund carried above average cash positions while awaiting more clarity on the European situation and signs of easing in China. The Fund reduced overall exposure in financials by trimming weightings in Taiwan, India and Russia. Within Russia, the fund focused on what we believe are quality franchises such as Sberbank of Russia. We feel the Sberbank is better positioned in a tighter liquidity environment due to its strong deposit franchise. Within Taiwan we sold Yuanta Financial Holding Co., Ltd. and reinvested part of the proceeds in Chinatrust Commercial Bank Corporation. In India we prefer the quality of HDFC Bank Ltd., where we feel better protected against increasing credit risks in the Indian financial system and less exposed to changes in regulation. During the period, stock selection and sector allocation had a small negative effect. Stock selection detracted predominantly in the consumer staples sector and added the most value in the energy and telecommunication sectors. In terms of sector allocation, overweight in lagging telecommunications weighed on performance the most, although as noted stock selection in that sector was strong.

J.P. Morgan(1) — The fund outperformed the MSCI EM IndexSM by approximately 64 basis points for the period since the inception of J.P. Morgan’s management on March 12, 2012 after the transition period. From a country perspective over the period, stock selection in Korea and Brazil was the most significant contributor to relative performance. In Korea, exposure to information technology and consumer discretionary names was the most significant driver. Within information technology, strong performance came from market leaders and suppliers to Apple. Those names were seen as an inexpensive way to own Apple. In Brazil, underweight exposure to energy and strong stock selection in utilities aided performance during the period.

Alternatively, the fund’s underweight positions in Mexico and Indonesia detracted from returns during the period. Economic activity in Mexico proved resilient to adverse and uncertain conditions abroad. Indonesia, given the generally defensive posture of the companies listed in it, performed strongly in light of uncertainty in developed markets.

We have utilized derivatives to manage exposure to markets where we are awaiting local access (India), and these instruments have contributed to performance and achieved the desired exposure.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	3.1%
Avon Products, Inc.	3.0%
Samsung Electronics Co., Ltd. GDR	2.7%
Petroleo Brasileiro SA ADR	2.1%
Sberbank of Russia ADR	1.9%
Industrial and Commercial Bank of China Ltd.	1.8%
China Construction Bank	1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.6%
Vale SA ADR	1.5%
Itau Unibanco Holding SA ADR	1.5%

Portfolio holdings are subject to change daily.

Delaware(1) — The fund underperformed the MSCI EM IndexSM by approximately 232 basis points for the period since the inception of Delaware’s management on March 12, 2012 after the transition period.

From a country perspective, the fund’s positioning and holdings in China, Argentina and Brazil detracted from relative performance during the period, while the fund’s holdings in the U.S., India and Russia contributed to performance.

From a sector perspective, the fund’s holdings in energy, industrials and financials detracted from performance while holdings in consumer staples and materials contributed to performance during the period.

From a stock perspective, detractors from performance included YPF Sociedad Anonima ADR, GOL Linhas Aereas Inteligentes, and Petrobras. YPF declined after the Argentine government effectively nationalized its largest domestic oil producer which is majority owned by Spain’s Repsol. The nationalization came after a long-running dispute regarding investment in new production and dividends. GOL, a low-cost Brazilian airline company, continued its weak performance as financial results reflected the increasingly competitive market and high fuel costs eroded margins. Petrobras declined due to weak production figures and investor concerns about its high capital expenditure budget for 2012.

The fund’s holdings in Avon Products, Samsung Electronics and Yahoo! Inc. were among the contributors to performance during the period. Avon rose after it appointed a new CEO and received an unsolicited takeover bid from Coty, an unlisted manufacturer of fragrances and cosmetics, that valued the company at a premium to its market value. Although Avon rejected the offer, investors generally believed that the offer price effectively put a floor under Avon’s share price. Strong end-user demand for its smartphones, tablets and semiconductors was the primary the reason for the rise in Samsung Electronics shares. Yahoo! rose after reporting better-than- expected operating results in its core operations as well as on renewed expectations of a deal to unlock value in its Asian internet assets.

Current Strategy & Outlook: J.P. Morgan(1) — Recent transactions include reducing defensive consumer staples exposure in favor of early cyclical sectors, such as information technology and consumer discretionary, which are two of our largest sector overweights. We retain a preference for energy over materials. In China, there is a risk that the authorities will not ease policy sufficiently in the coming months, but for now we continue to believe in a soft landing and remain overweight in the country. Finally, we used the large rally in Turkey to trim our position. The combination of inflation and a large current account deficit are clear risks and we no longer have exposure to financial names in this market.

Delaware(1) — The fund’s positioning remains largely unchanged. The fund’s sector overweights continue to be in the more traditionally defensive consumer staples and telecommunications sectors. We remain underweight the financials and consumer discretionary sectors.

Despite the strong performance of the MSCI EM IndexSM in the middle part of the period, the negative performance of the MSCI EM IndexSM in March and April 2012 appears to reflect growing investor concern about the sustainability of even modest economic growth for the rest of the fiscal year. These concerns are particularly acute in the U.S., where recent economic data suggests the recovery is losing momentum, and in Europe, where many large economies have already fallen back into recession. We therefore expect the remainder of the fiscal year to be marked by higher-than-usual volatility.

As long-term investors, we will look to those periods of market volatility with an eye towards purchasing shares (or increase positions) of companies that meet our key investment criteria of having what we believe are long-term sustainable business franchises, large market growth opportunities, and that are trading at a significant discount to our estimates of the companies’ intrinsic values. With this bottom-up approach to stock selection, we believe the fund is well-positioned for this uncertain market environment.

*	Effective February 24, 2012, ING Investment Management Advisors, B.V. was removed as the sub-adviser to the Fund and effective March 12, 2012, J.P. Morgan and Delaware were added as the new sub-advisers. Subject to shareholder approval, the Fund will be merged into ING Emerging Markets Equity Fund on or about July 21, 2012.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING Emerging Countries Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING EMERGING MARKETS EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

South Korea	16.9%
Brazil	15.7%
China	14.9%
Taiwan	7.2%
Russia	7.1%
South Africa	6.8%
United States	5.2%
Thailand	4.1%
Mexico	3.7%
Countries between 0.3%–3.6%ˆ	14.1%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 14 countries, which each represents 0.3%–3.6% of net assets.
Portfolio holdings are subject to change daily.

ING Emerging Markets Equity Fund (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Delaware Management Company (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: George Iwanicki Jr., Managing Director and Anuj Arora, Vice President, of the portion of the Fund that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Chief Investment Officer, Emerging Markets and Healthcare, of the portion of the Fund that is managed by Delaware.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class I shares, provided a total return of 6.51%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 3.93% for the same period.

Portfolio Specifics: J.P. Morgan Sleeve(1) — The fund outperformed the MSCI EM IndexSM by approximately 556 basis points during the period. From a country perspective over the period, stock selection in Korea and South Africa was the most significant contributor to performance. In Korea, exposure to information technology and consumer discretionary names was the most significant driver. Within information technology, strong performance came from market leaders and suppliers to Apple. These names were seen as an inexpensive way to own Apple. In South Africa, holdings in the consumer discretionary sector performed well during the period.

Alternatively, the Fund’s underweight positions in Mexico and Colombia detracted from returns during the period. Economic activity in Mexico proved resilient to adverse and uncertain conditions abroad. Similarly, in Colombia, economic data continued to confirm strong consumer and industrial confidence, supporting strong economic activity.

We have utilized derivatives to manage exposure to markets where we are awaiting local access (India), and these instruments have contributed to performance and achieved the desired exposure.

Delaware Sleeve(1) — The fund underperformed the MSCI EM IndexSM by approximately 68 basis points during the period on a net of fee basis, but outperformed prior to the deduction of expenses.

From a country perspective, the fund’s positioning and holdings in China, Argentina and Brazil detracted from relative performance during the period, while the fund’s holdings in Mexico, Taiwan and Russia contributed to performance.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Samsung Electronics Co., Ltd.	2.9%
Avon Products, Inc.	2.8%
Samsung Electronics Co., Ltd. GDR	2.6%
Petroleo Brasileiro SA ADR	2.0%
Sberbank of Russia ADR	1.9%
Industrial and Commercial Bank of China Ltd.	1.7%
China Construction Bank	1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.6%
Lukoil OAO ADR	1.5%
Vale SA ADR	1.5%

Portfolio holdings are subject to change daily.

From a sector perspective, the fund’s holdings in energy, telecommunications and consumer staples detracted from performance while holdings in materials, financials and information technology contributed to performance during the fiscal period. From a stock perspective, detractors from performance included YPF Sociedad Anonima ADR, Sina Corporation, and GOL Linhas Aereas Inteligentes. YPF declined after the Argentine government effectively nationalized its largest domestic oil producer which is majority owned by Spain’s Repsol. The nationalization came after a long-running dispute regarding investment in new production and dividends. Sina Corporation, one of China’s leading internet portals, declined due to concerns over government regulation of the sector. GOL, a low-cost Brazilian airline company, continued its weak performance as financial results reflected the increasingly competitive market and high fuel costs eroded margins.

The fund’s holdings in Avon Products, Samsung Electronics and Cemex were among the contributors to performance during the fiscal period. Avon rose after it appointed a new CEO and received an unsolicited takeover bid from Coty, an unlisted manufacturer of fragrances and cosmetics that valued the company at a premium to its market value. Although Avon rejected the offer, investors generally believed that the offer price effectively put a floor under Avon’s share price. Strong end-user demand for its smartphones, tablets and semiconductors was the primary the reason for the rise in Samsung Electronics shares. Cemex shares rose during the period as investors became convinced that the company would be able to meet its debt repayments and on improving economic conditions in key markets, including the U.S.

The fund’s positioning remains largely unchanged. The fund’s sector overweights continue to be in the more traditionally defensive consumer staples and telecommunications sectors. We remain underweight the financials and consumer discretionary sectors.

Current Strategy & Outlook: J.P. Morgan Sleeve(1) — Recent transactions include progressively reducing holdings in defensive consumer staples and utilities since the end of 2011 in favor of early cyclical sectors, such as information technology and consumer discretionary, which are two of our largest sector overweights. We retain our long-standing preference for energy over materials. In China, we believe there is a risk that the authorities will not ease policy sufficiently in the coming months, but for now we continue to believe in a soft landing and remain overweight in the country. Finally, we used the large rally in Turkey to trim our position.

Delaware Sleeve(1) — Despite the strong performance of the MSCI EM IndexSM in the middle part of the period, the negative performance of the MSCI EM IndexSM in March and April 2012 appears to reflect growing investor concern about the sustainability of even modest economic growth for the rest of the fiscal year. These concerns are particularly acute in the U.S., where recent economic data suggests the recovery is losing momentum, and in Europe, where many large economies have already fallen back into recession. We therefore believe the remainder of the fiscal year may be marked by higher-than-usual volatility.

As long-term investors, we will look to those periods of market volatility with an eye towards purchasing shares (or increase positions) of companies that meet our key investment criteria of having what we believe are long-term sustainable business franchises, large market growth opportunities, and that are trading at a significant discount to our estimates of the companies’ intrinsic values. With this bottom-up approach to stock selection, we believe the fund is well-positioned for this uncertain market environment.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING Emerging Markets Equity Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL BOND FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United States	44.0%
Brazil	9.5%
South Africa	3.0%
Mexico	2.7%
Ireland	2.6%
United Kingdom	1.5%
South Korea	0.2%
Countries between 0.0%–3.0%ˆ	21.3%
Assets in Excess of Other Liabilities*	15.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 30 countries, which each represents 0.0%–3.0% of net assets.
Portfolio holdings are subject to change daily.

ING Global Bond Fund (“Global Bond” or the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Christine Hurtsellers, Michael Mata and Robert Robis, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.94% compared to the Barclays Capital Global Aggregate Bond Index (“BCGA Index”), which returned 0.96% for the same period.

Portfolio Specifics: We continue to view the current economic environment as a continuation of the broader debt and deleveraging cycle that rocked financial markets in the fall of 2011. The repercussions of this dynamic were evidenced by the precipitous widening of sovereign debt spreads witnessed in peripheral European nations such as Italy and Spain late last year — the market’s acknowledgment that debt levels had surged to an unsustainable point given the muted outlook for global growth.

We expressed caution in the Fund’s orientation during this period by being overweight duration in German bunds given the overarching flight-to-quality bias in Europe, and by holding no peripheral European sovereign bonds. We also cut risk in domestic and international spread sectors in response to heightened risk aversion. We maintained an underweight to Japanese rates and added select duration overweights in markets where we expected rate cuts by central banks, particularly in Latin America and Asia. In currencies, we underweighted the euro in favor of the U.S. dollar, and cut exposures to emerging market (“EM”) currencies that sold off in sympathy with Europe. Our defensive posture in spread sectors and decision to deploy our risk budget in duration rather than currencies, particularly in growth-sensitive (EM) currencies, benefited the Fund in the final months of 2011.

When the European Central Bank (“ECB”) implemented its long-term refinancing operation (“LTRO”) in an effort to reestablish the bid for the sovereign debt of countries such as Italy and Spain, markets rallied in blockbuster fashion throughout the first quarter of 2012. Our tactical decision to add back EM currencies that had cheapened considerably but remained fundamentally strong, such as the Brazilian real, Mexican peso, Colombian peso, South Korean won and Indonesian rupiah, proved beneficial. Also, where we had previously cut allocations to domestic corporate credit, high yield and emerging market bonds in expectation that spreads would widen, we began modestly to move back into these allocations given positive fundamentals and what we believed were attractive valuations. This tactical shift contributed to performance throughout the first quarter of 2012.

Top Ten Holdings as of April 30, 2012* (as a percentage of net assets)

Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	6.9%
United States Treasury Note, 1.500%, 03/31/19	3.5%
South Africa Government Bond, 10.500%, 12/21/26	2.6%
Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	2.1%
Bundesrepublik Deutschland, 2.000%, 01/04/22	1.6%
Petroleos Mexicanos, 7.650%, 11/24/21	1.6%
Ireland Government Bond, 4.400%, 06/18/19	1.5%
Freddie Mac, 2.375%, 01/13/22	1.3%
Freddie Mac, 0.690%, 06/15/37	1.0%
Ireland Government Bond, 4.500%, 04/18/20	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Though the LTRO convinced the market that the ECB would not let Europe sink, it did not resolve the structural imbalances that pushed Europe to the brink. When the effects of cheap money propping up risk markets began to subside, the sobering truths remained: leading economic indicators slowing, debt imbalances unresolved, Europe in recession and China losing steam. Toward the end of the period, the risk rally began to reverse course. Whereas currencies, particularly overweights in the emerging markets, had contributed to the Fund’s outperformance throughout most of the first quarter of 2012, renewed concerns about global growth pressured non-U.S. dollar currencies in March and April. While the Fund was overweight the U.S. dollar during this period, emerging market and other currencies that are sensitive to economic growth struggled to keep pace as investors flocked once again to the perceived “safe-haven” of the world’s reserve currency. Spread sector allocations also detracted from relative performance in the late spring as equity markets sold off and credit spreads widened.

For the reporting period, however, the Fund’s ability to tactically shift its risk budget across sectors, duration and currencies proved successful in navigating highly volatile conditions. The Fund produced positive results and outperformed the BCGA Index. The Fund uses derivative instruments such as currency forwards to manage risk and gain exposure across key markets. During the period, derivatives in aggregate added to Fund results.

Current Strategy and Outlook: We have sought to become more cautious with overall positioning. We are focusing currency risk reduction on the Mexican peso, the Brazilian real, the Russian ruble, the Norwegian krone and the Canadian dollar, which are more cyclical and commodity-driven. The Fund has a small overweight to the U.S. dollar at about 50% of the portfolio, and continues to underweight the yen and euro; overweights are in the U.K., South Africa and Turkey.

Recently we reduced exposure to high yield and cut currency exposure to emerging markets. Since we believe that rates are likely to remain low, we are maintaining allocations to high quality spread assets such as investment grade credit. We have been adding to short-duration commercial mortgage-backed securities and asset-backed securities, and continue to hold positions in sovereign and corporate emerging market debt abroad.

The Fund remains underweight duration to the United States, euro zone and Japan; it is overweight duration in emerging markets, but less so recently because rates have fallen significantly. We currently favor the U.K., Canada, South Africa, Australia, Russia, South Africa, Indonesia and Chile where interest rates are still relatively cheap. Our belief is that central banks will remain dovish across most developed and emerging markets for some time, supporting lower rates, which should continue to benefit our longer duration postures in these locales.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United States	38.6%
United Kingdom	12.1%
Japan	9.1%
France	7.6%
Germany	5.8%
Canada	4.4%
Switzerland	4.1%
Australia	3.0%
Netherlands	2.6%
Singapore	2.1%
Countries between 0.5%–1.5%ˆ	7.2%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 10 countries, which each represents 0.5%–1.5% of net assets.
Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Bruno Springael, Head of Corporate Analytics for Developed Markets, and Herman Klein, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.52%, compared to the MSCI World IndexSM, which returned 7.54% for the same period.

Portfolio Specifics: Global equities started the period weakly due to the chaos created by the Greek referendum on whether to accept the terms of the euro zone bailout. The crisis deepened, driving up Italian and Spanish government bond yields. In December 2011, the European Central Bank (“ECB”) reduced uncertainty by offering unlimited funds to banks at its first three-year liquidity auction, known as the long-term refinancing operation. Global equities then posted two months of solid gains. By period-end, however, confidence faded. U.S. labor market data fell below expectations, Chinese growth slowed to its lowest rate in three years and euro zone worries increased following Spain’s downgrade.

The Fund achieved a positive absolute return but lagged the MSCI World IndexSM. This was in aggregate due to sector allocation, which is driven by our bottom-up investment process. The most significant detractors were the Fund’s exposures in utilities, cash, consumer staples and information technology (“IT”). The IT sector performed well during the period, led by Apple Inc., the largest weight in the index. Our strict dividend investment process did not allow the Fund to hold Apple; therefore, it was the largest detractor from relative performance. Utilities trailed due to the negative impact of mild winters in Europe and the United States; GDF Suez S.A. was one of the worst performers.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Bayer AG	1.6%
Chevron Corp.	1.6%
ExxonMobil Corp.	1.6%
Telefonaktiebolaget LM Ericsson	1.5%
Royal Dutch Shell PLC	1.5%
General Electric Co.	1.5%
Microsoft Corp.	1.5%
United Technologies Corp.	1.4%
Novartis AG	1.5%
Gaz de France	1.4%

Portfolio holdings are subject to change daily.

The largest contribution to Fund performance came from the financial sector, followed by telecommunications services and materials. The Fund benefited from the strong performance of U.S. banks and insurers. Among the best stock picks were JPMorgan Chase & Co., PNC Financial Services Group Inc. and Arthur J. Gallagher & Co. The best performing stocks were in the consumer discretionary sector: Home Depot Inc., the world’s largest home improvement retailer, and home appliance manufacturer Whirlpool Corp. In February we implemented the Fund’s quarterly rebalancing; we had challenges finding attractively valued stocks, especially in the United States, where high dividend yielding sectors such as utilities, telecoms and consumer staples were trading near all-time highs.

This prompted us to lower weightings in utilities and telecoms. We took profits in cyclicals and financials but were able to find attractive alternatives, thus positioning in those sectors did not change radically. We lowered the North American weight in favor of the UK, developed Asia and cash.

In IT we exited our position in U.S. chipmaker Intel Inc. after a profit warning and inventory build-up issues. We bought communications and IT company Harris Corp. Finally, we made a switch in the U.S. medical technology sector, which faces low volume growth and increasing price competition. As the cardiovascular market is holding up better than other segments, we decided to buy St. Jude Medical Inc. and sell the broader based Medtronic Inc.

Current Strategy and Outlook: We maintain our constructive view of global equities. Although economic momentum seems to be decelerating and the euro zone crisis is far from over, we believe the economic recovery continues to broaden, earnings momentum remains supportive and systemic risks have been reduced thanks to policy action. In our opinion, rising oil prices generally do not pose a threat yet; for equity markets and the economy it is not the level of oil prices, but the rate of change that matters most.

We believe corporate earnings will be slightly up for U.S. companies but flat for European ones. Compared to previous recessions we only expect a moderate profit impact in Europe. We think dividends can grow at least in line with the moderate earnings growth environment we expect. In the U.S., dividend forecasts have been rising as firms return more cash to shareholders. This trend was reinforced notably when Apple announced that it would pay a dividend for the first time.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL NATURAL RESOURCES FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United States	78.6%
Canada	6.9%
United Kingdom	5.5%
Netherlands	3.3%
Norway	2.6%
France	1.3%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (“Global Natural Resources” or the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed Joseph Bassett, John Bailey and Jamie Swain, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.30)% compared to the S&P North American Natural Resources Sector Index which returned (0.76)% for the same period.

Portfolio Specifics: The materials sectors as measured by the S&P North American Natural Resources Sector Index broadly declined during the reporting period, due largely to falling gold prices. In contrast, the energy sectors generally posted gains, led by oil and gas storage and transportation. Coal and consumable fuels, on the other hand, posted significant losses.

The Fund lagged its benchmark for the reporting period, mainly because of security selection in the energy sector. The Fund’s positions in coal and consumable fuels, and integrated oil and gas, accounted for the lion’s share of the drag from energy.

Our position in Arch Coal Inc., a coal consumable fuels company, was the largest detractor from relative returns. The stock declined significantly as the coal sector underperformed due to depressed natural gas prices, which cap the pricing for coal. Talk about slowdown in China’s economic growth worsened the stock’s underperformance.

The Fund’s position in integrated oil company YPF S.A. hurt returns as the Argentine government unveiled plans to seize a 51% controlling stake in YPF from Spain’s Repsol. We have since sold our position in the company.

Not owning oil and gas storage and distribution companies such as Williams Companies Inc. was unfavorable to relative returns. Williams stock rose as the company beat estimates on earnings per share. An upgrade on price target from Goldman Sachs also was favorable for the company.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

ExxonMobil Corp.	9.4%
Chevron Corp.	7.2%
National Oilwell Varco, Inc.	4.4%
Halliburton Co.	4.3%
Freeport-McMoRan Copper & Gold, Inc.	4.1%
Schlumberger Ltd.	3.9%
EOG Resources, Inc.	3.3%
Royal Dutch Shell PLC — Class A ADR	3.3%
Cameron International Corp.	3.1%
Anadarko Petroleum Corp.	3.1%

Portfolio holdings are subject to change daily.

Within the oil and gas exploration and production sub-sector, overweights of companies such as EOG Resources Inc. and Marathon Oil Corp. added to returns. Not owning Kinross Gold Corp. was favorable to returns as the stock had negative returns for the period.

Current Strategy and Outlook: We believe demand for oil and gas will continue to grow as demand in developing nations continues to trade off slowing demand in the developed world. The supply of these resources is constrained and the new sources of supply are costlier. We believe that the indiscriminate sell-off has resulted in undervalued companies with improved business models, stronger customer bases, pronounced competitive advantages and sturdier returns through an economic cycle. We have positioned the Fund to benefit from industry trends in more resilient oil directed drilling activity onshore and offshore, the globalization of natural gas markets and the modernization of drilling equipment.

In the non-energy or basic materials component we like exposure to iron ore given the consolidated nature of the market with the top three producers. However, we are cautious on mining companies for quarterly results as by-product credits will decline, increasing operating costs and free cash flow use for acquisitions may be received poorly. We are more conservative in our outlook for copper, with a marginal cost well below the current price and tough quarterly reports to come along with reinvestment risk. Longer term we do like copper, however, and are waiting for the right opportunity amid the sell-off. In precious metals we are generally weighted in line with the benchmark.

*	Effective April 30, 2012, Jamie Swain was added as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL OPPORTUNITIES FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United States	35.0%
United Kingdom	9.9%
Switzerland	8.3%
China	7.7%
Netherlands	6.3%
Japan	6.0%
France	3.7%
Indonesia	2.5%
India	2.1%
Countries between 0.3%–1.8%ˆ	17.8%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 17 countries, which each represents 0.3%–1.8% of net assets.
Portfolio holdings are subject to change daily.

ING Global Opportunities Fund (“Global Opportunities” or the “Fund”) seeks long-term growth of capital. The Fund is managed by Huub van der Riet, Dirk-Jan Verzuu and Alex van der Laan, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 6.28% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”), which returned 7.07% for the same period.

Portfolio Specifics: Global equities started the period weakly due to the chaos created by the Greek referendum on whether to accept the terms of the euro zone bailout. The crisis deepened, driving up Italian and Spanish government bond yields. In December 2011, the European Central Bank (“ECB”) reduced uncertainty by offering unlimited funds to banks at its first three-year liquidity auction, known as the long-term refinancing operation. Global equities then posted two months of solid gains, but by period-end confidence faded. U.S. labor market data fell below expectations, Chinese growth slowed to its lowest rate in three years and worries over euro zone growth increased following Spain’s downgrades.

Before deducting fees and expenses, the Fund performed about even with its benchmark. We believe investors take short-term views inconsistent with long-term fundamentals when markets are highly volatile. During such periods we added stocks we considered undervalued.

The best performing investment theme in relative terms was Shifts in Demography, where both sub-themes, Generation XYZ and Graying Population did well. The latter benefited from gains in biotechnology while Generation XYZ benefited from the strong performance of Apple Inc. Economic Growth, the Fund’s largest investment theme, was the largest contributor to total return but lagged the index due to fears regarding the impact of European austerity measures on the world economy. Stocks that did well in the Economic Growth theme were Ingersoll Rand PLC and Fiat Industrial S.p.A. while China Yurun Food Group Ltd., Portugal Telecom, SGPS, S.A. and PDG Realty S.A. in Brazil performed weakly. Within Digital Revolution the best performing sub-theme was Digital Consumer on strong performance from Samsung Electronics Co. Ltd. In contrast, Cloud Computing faced headwinds; one of our larger overweights, NetApp Inc., was among the largest detractors. Industrial and Technological Change finished flat and Social and Political Change lagged. The latter suffered from the weak performance of Credit Suisse Group AG and other financial stocks.

Within Digital Revolution we introduced Informatica Corp. and Baidu Inc. as new stocks. Informatica’s data integration software is unique in our view because of its database independence and vendor neutrality. Baidu is the leading internet search engine company in China.

Top Ten Holdings as of April 30, 2012* (as a percentage of net assets)

NetApp, Inc.	2.5%
Novartis AG	2.4%
Nestle S.A.	2.3%
Microsoft Corp.	2.2%
Apple, Inc.	2.2%
SPDR S&P Biotech ETF	2.0%
HSBC Holdings PLC	2.0%
Royal Dutch Shell PLC	1.9%
Samsung Electronics Co., Ltd.	1.8%
Imperial Tobacco Group PLC	1.7%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Within our Economic Growth theme we sold energy stocks in Indonesia and the U.S. We took profits on Xstrata plc after Glencore approached the mining firm regarding a share merger. In April we reduced exposure to Hard Commodities as the components driving Chinese GDP growth began shifting from infrastructure to consumer industries. We introduced a new sub-theme, Frontier Markets, buying NAGACorp Ltd., the only casino operator in Cambodia. We expect the company to deliver strong earning growth, supported by robust gaming demand in Indochina and a strong economic outlook for Cambodia over the next five years.

Within the Shifts in Demography theme we started a position in BioMarin Pharmaceutical Inc., a biopharmaceutical company that specializes in the production of drugs for orphan genetic diseases. The firm has a number of successfully commercialized products and, we believe, upside potential from its growing mid- and late-stage pipeline.

Within Change in Consumer Behavior we bought a small position in cruise line operator Carnival Corp., which had fallen sharply after the Costa Concordia accident. We see the cruise market as a growing business in the medium to longer term and a market that is effectively a duopoly.

Within our Industrial and Technological Change theme we added slightly to our Universal Display position. This company is a leader in Organic LED (OLED) display technology. OLEDs offer significant advantages, including brightness, power efficiency, thin profile, light weight, a wider viewing angle, better video rate and potential for lower manufacturing cost.

In terms of theme exposure, we have reduced our weighting to Economic Growth and increased Digital Revolution, which is less sensitive to changes to macroeconomic data.

During the period, the Fund used currency forwards and index futures. The currency forwards had a negligible impact on results. The index futures, in contrast, had a positive impact.

Current Strategy and Outlook: We believe we will see moderate reacceleration of global growth towards the summer. In our view, monetary easing is helping the U.S. economy, China has shifted its stance towards easing and the long-term liquidity the ECB has provided to the banking sector is a significantly systemic risk in Europe. We still see a big divergence between emerging and developed market economies. We believe the effectiveness of monetary policy is greatest in emerging markets, where balance sheet problems are largely absent.

We are confident that our main investment themes represent the most important forces driving companies and economies. We believe that the level of self sustained economic growth and prosperity in some emerging markets will increase. In developed markets we expect that technology will play an even bigger role in both the industrial and the service economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United States	47.2%
Japan	12.8%
Hong Kong	10.0%
Australia	7.9%
Singapore	4.8%
United Kingdom	4.6%
France	4.4%
Canada	2.5%
China	2.3%
Netherlands	0.7%
Countries between 0.2%–0.5%ˆ	1.1%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 4 countries, which each represents 0.2%–0.5% of net assets.
Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (“Global Real Estate” or the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Portfolio Manager, Steven D. Burton, Managing Director, CFA and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.12%, compared to the S&P Developed Property Index, which returned 9.94% for the same period.

Portfolio Specifics: The past six months have been a period of positive total return for investors in the global real estate securities market. Property companies in the Americas posted the strongest returns during the period as U.S. and Canadian markets have benefited from improving economic conditions as well as improving company fundamentals. Performance in the Asia-Pacific region has been positive, although returns in the region have slightly lagged the global benchmark. During the trailing six months, Australia and Singapore have modestly outperformed while Hong Kong and Japan have modestly underperformed. Property companies in Europe have significantly underperformed as sovereign debt concerns along with prospects for a slowdown in economic growth have negatively impacted property company performance.

The Fund’s performance trailed the benchmark during the period after the deduction of fees and expenses, primarily as the result of stock selection decisions and was primarily the result of sub-par stock selection in Japan, where our positioning in the Tokyo-focused real estate operating companies as well as the Japanese REIT sector hurt performance during the period. Stock selection in Continental Europe as well as Canada also detracted from relative performance. Stock selection in Singapore, the U.S. and Australia was positive during the period. Asset allocation decisions added value during the period, due in large part to a continued underweight to the underperforming European region. Allocation decisions in the Asia-Pacific region were a drag on performance as the result of an overweight to the underperforming Hong Kong and Japanese property markets. In the Americas, asset allocation was a slight detractor during the period as the result of a modest underweight to the outperforming U.S. market.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Simon Property Group, Inc.	6.0%
Mitsubishi Estate Co., Ltd.	3.4%
Mitsui Fudosan Co., Ltd.	3.2%
Boston Properties, Inc.	2.9%
AvalonBay Communities, Inc.	2.8%
ProLogis, Inc.	2.8%
Westfield Group	2.6%
Cheung Kong Holdings Ltd.	2.5%
Unibail	2.3%
Macerich Co.	2.3%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Portfolio positioning remains focused on geographies and property sectors which we believe to have the highest probability of outperforming in the current economic environment, even if this environment encounters some bumps in the road. We continue to be overweight property companies in the U.S., underweight those in Europe and overweight those in the Asia-Pacific region. By property sector, in the U.S., we are positive on the mall, apartment, hotel and industrial sectors as we remain cautious on suburban office, health care, and shopping center names. In Europe, we favor office companies which focus on London’s West End submarket, and prefer dominant mall companies on the Continent. In the Asia-Pacific region, we remain cautious on sub-sectors including Hong Kong and Singapore residential, given deteriorating housing affordability and government policy risk, and on Japanese REITs due to an expected overhang from pending equity issuance. We are more positive on development companies in Japan and China, as well as on Hong Kong retail.

We believe that evidence from our research and underwriting of real estate companies indicates that property fundamentals generally continue to improve. This is despite a sense that patience is required as the economic recovery remains gradual. This assessment is reflected in our earnings projections which continue to have an upward bias looking forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United States	25.8%
Japan	15.3%
Canada	13.3%
France	7.9%
Russia	4.9%
South Korea	4.6%
United Kingdom	3.8%
Italy	3.6%
Brazil	2.8%
South Africa	2.7%
Countries between 0.0%–2.1%ˆ	13.8%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 15 countries, which each represents 0.0%–2.1% of net assets.
Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Emily Alejos and Andrew Thelen, Portfolio Managers of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (8.19)% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”) which returned 7.07% for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the six-month period ending April 30, 2012, and underperformed its benchmark, the MSCI ACWISM.

During the period the Fund underperformed versus the benchmark in all its sectors. The primary detractors were the Fund’s investments in the materials, energy and utility sectors. The Fund continues to maintain a relative overweight in the materials sector and a relative underweight in the Financials sector.

The period’s top absolute contributor to performance was Western Digital Corp. (“WDC”), one of the largest computer hard disk drive manufacturers in the world. The stock rallied in November after the European Commission conditionally approved the company’s acquisition of Hitachi Global Storage Technology. The company’s stock rose further in January after it announced guidance which was better than the markets had expected.

Another top contributor was American International Group, Inc. (“AIG”), an international insurance organization which operates worldwide property and casualty insurance networks, life insurance and retirement services. AIG has benefited from tax asset recognition, an improved balance sheet, and share buy backs from the U.S. Treasury. Both WDC and AIG positions were trimmed during the period upon price appreciation.

The Fund maintained its overweight exposure to the metals & mining industry, particularly gold stocks. Newmont Mining Company, which develops mineral properties and produces gold globally, was the top detractor to Fund’s performance during the period. While gold mining stock prices declined in general during the period, we continue to see extensive business sustainability and added to select positions on price weakness.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Electricite de France SA	4.6%
Newmont Mining Corp.	4.0%
Barrick Gold Corp.	3.8%
Cameco Corp.	3.6%
Best Buy Co., Inc.	2.6%
Federal Hydrogenerating Co. JSC ADR	2.4%
Nippon Telegraph & Telephone Corp.	2.3%
Polyus Gold International Ltd. GDR	2.2%
Thales S.A.	2.2%
Gazprom OAO ADR	2.2%

Portfolio holdings are subject to change daily.

Electricite de France S.A. (“EDF”), a French integrated energy company, is the leading electricity producer in Europe and the largest nuclear plant operator in the world. The Fund’s holding in EDF suffered, in our opinion, due to three reasons: (1) concerns about the French government setting low tariffs for wholesale and retail electricity; (2) fears of additional capital expenditure due to the Fukushima accident; and (3) EDF having to purchase peak power at much higher prices as a result of the unusually dry spring weather in France.

Current Strategy and Outlook: A common theme in this commentary has been the importance of well-informed conviction in the face of challenging performance. Our company-by-company views are driven by rigorous, fundamental, grass-roots research conducted by global sector analysts. This work helps us to determine our estimate of a company’s intrinsic value, and helps us to evaluate if we are being offered what we believe are attractive values as the market provides lower prices. Additionally, our research provides us with perspective on when to trim positions as companies approach what we believe is their fair value. This gives us the resolve to maintain our principles during periods of underperformance as in recent times, avoiding the dangers of straying from our methodology in a misguided effort to chase higher short-term returns.

*	Effective April 1, 2012, David Iben was replaced by Emily Alejos and Andrew Thelen as portfolio managers to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING GREATER CHINA FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

China	45.7%
Taiwan	28.4%
Hong Kong	25.6%
Assets in Excess of Other Liabilities	0.3%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Greater China Fund (“Greater China” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Bratin Sanyal Oscar Leung Kin Fai, CFA, Guy Uding and William Pang ,of ING Investment Management Asia Pacific (Hong Kong) Limited — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.45% compared to the MSCI All Countries Golden Dragon IndexSM, which returned 5.74% for the same period.

Portfolio Specifics: During the period, the People’s Bank of China announced two cuts in its reserve requirement ratio (“RRR”) for major commercial banks by a total of 1% to stimulate loan demand. Inflation declined from 4.2% in November to 3.4% in April. Trade figures remained weak, with November exports growing at 13.8% year-over-year, then declining to 4.9% by April. Premier Wen officially revised the government’s target of GDP growth down from 8.0% to 7.5%.

After a weak March, the Chinese market rebounded in April, led by the stronger performance of its domestic A shares(1). Corporate earnings for the latter part of 2011 showed divergent performance from those of banks: properties and gas distributors reported better than expected earnings while insurers and materials producers disappointed.

The Fund underperformed its benchmark due to negative stock selection, slightly mitigated by positive sector allocation. Regional allocation had minimal impact. Security selection among consumer discretionary companies was the biggest detractor from relative results, followed by information technology and materials.

The most significant stocks that detracted were off-index positions in Chow Sang Sang Holdings International Ltd. and Oriental Watch Holdings Ltd., and an overweight of China Life Insurance Co. Ltd. High-end retailers Chow Sang Sang and Oriental Watch declined due to the slowdown of high-end consumer spending in China. The overweight in China Life (Taiwan) hurt as its overseas exposure to European corporate bonds deteriorated.

In contrast, the Fund benefited from its overweights of infrastructure company China Communications Construction Co. Ltd., China Minsheng Banking Corp. Ltd. and Hon Hai Precision Industry Co. Ltd. China Communications Construction gained thanks to the government’s renewed spending on the segment. An overweight in China Minsheng helped, as it delivered stronger margins than its peers thanks to its SME lending focus.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Taiwan Semiconductor Manufacturing Co., Ltd.	5.7%
China Mobile Ltd.	5.0%
Hon Hai Precision Industry Co., Ltd.	3.2%
CNOOC Ltd.	3.0%
Industrial and Commercial Bank of China Ltd.	2.9%
China Construction Bank	2.9%
Tencent Holdings Ltd.	2.6%
PetroChina Co., Ltd.	2.5%
Chow Sang Sang Holdings International Ltd.	2.4%
AIA Group Ltd.	2.4%

Portfolio holdings are subject to change daily.

In Hong Kong retail sales continued to perform well thanks to the strong influx of Chinese tourists. Physical property prices, after retreating from multi-year high levels in the fourth quarter of 2011 during the market correction, rebounded in the first quarter of 2012 as the low interest rate environment persisted. In Taiwan, the headwinds of capital gains taxes and higher electricity tariffs led to market underperformance. Taiwan held its presidential election on January 14 and the incumbent, President Ma, won by a larger than expected margin. The market perceived this as implying that the pro-business policies of President Ma would continue in the next term.

Current Strategy and Outlook: Earnings are still being revised downward for 2012, but we believe we are not far away from a cyclical trough. We think inflation will continue to moderate over the next few months, providing more room to normalize monetary policy. The RRR may be cut further. While we believe an outright interest rate cut looks unlikely in the first half of 2012, the government has been supporting the market by increasing loan quotas for commercial banks while relaxing their capital requirements, particularly regarding small and medium-sized enterprise lending. The market is still trading at the lower end of its five-year historical price-earnings ratio and price-to-book-value ratio. The small- to mid-cap segment looks particularly interesting: we believe many of these stocks still trade at distressed valuations. We favor energy, industrials and consumer discretionary, which we believe look cheap versus the rest of the market. The potential slowdown in the Chinese economy has hurt materials-related companies. However, recent moderation in upstream input prices makes us constructive on selected downstream manufacturing companies, whose profit margins may improve. We believe the rally could continue in the medium term and therefore remain overweight in China.

In Taiwan, valuations among financials have become more attractive as share prices have come down while their Chinese peers have bounced back from the September low. However, persistently low interest rates in the global market will probably postpone any further domestic interest rate hikes, which in turn could affect the banks’ margin expansions while credit costs are likely to trend up. We have added to the Fund’s positions in the transportation sector, as tourism growth from improvement in the cross-strait relationship should continue helping the economy. The Fund is maintaining a neutral weight in Taiwan, as its recent rally may have partially priced in the better than expected election result.

*	Michael Chiu was removed as a portfolio manager to the Fund effective May 18, 2012. Guy Uding and William Pang were added as portfolio managers to the Fund effective May 7, 2012
(1)	Domestic A shares refers to the shares traded on the Shanghai and Shenzhen Stock Exchanges, which are generally only available to mainland citizens.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INDEX PLUS INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

Japan	22.6%
United Kingdom	20.0%
Australia	8.6%
Germany	7.7%
Switzerland	7.5%
France	7.4%
Spain	4.5%
Sweden	3.5%
Netherlands	3.1%
Countries between 0.0%–2.4%ˆ	13.8%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 17 countries, which each represents 0.0%–2.4% of net assets.
Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (“Index Plus International Equity” or the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Sam Lam and Vincent Costa, Portfolio Managers, both of ING Investment Management Co. LLC — the Sub Adviser.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.38% compared to the MSCI EAFE® Index, which returned 2.44% for the same period.

Portfolio Specifics: In our view, the current investing environment has some parallels with 2011, e.g., weaker data surprises and lingering euro zone worries, but the differences seem far more important. Last year, the earthquake that struck Japan in March had a negative impact on global growth through severe supply chain disruptions. Later in the year, flooding in Thailand also disrupted supply chains. What’s more, the turmoil in the Middle East led to a sharp increase in the price of oil (+35%) between January and April 2011. These natural disasters and political upheavals represented exogenous shocks that are absent today. The situation in Europe is more mixed.

In 2011, emerging markets were tightening monetary policy as inflation fears were heating up because of higher energy and food prices. This year the situation is different: most emerging markets are now easing monetary policy, hoping to fight off a slowdown of economic growth.

Performance of our models was up for the reporting period, and before the deduction of fees and expenses the Fund outperformed its benchmark. Security selection and sector allocation both contributed to relative results. Security selections in the consumer staples, information technology and materials sectors had the biggest positive impact on performance. Security selection in financials, consumer discretionary and utilities had the biggest negative impact on performance.

Top Ten Holdings as of April 30, 2012* (as a percentage of net assets)

Nestle S.A.	2.2%
Novartis AG	1.6%
British American Tobacco PLC	1.5%
HSBC Holdings PLC	1.4%
Commonwealth Bank of Australia	1.2%
BP PLC	1.1%
Royal Dutch Shell PLC — Class B	1.1%
Vodafone Group PLC	1.1%
ENI S.p.A.	1.1%
Total S.A.	1.1%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Positions that contributed most to positive performance were overweights in Deutsche Post AG, AMEC PLC and Arkema. Positions that detracted most from the performance were an overweight in Koninklijke KPN N.V., and underweights in Syngenta AG and Sony Corp.

During the reporting period the Fund employed currency forwards, which had a positive impact on relative results.

Current Strategy and Outlook: Our strategy uses a quantitative investment process that seeks to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advance forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio that we believe is designed to maximize return and control for risk relative to the benchmark.

*	Effective November 28, 2011, Sam Lam replaced Pranay Gupta as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL CORE FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United Kingdom	21.2%
Japan	12.3%
France	11.1%
Switzerland	8.9%
Germany	7.7%
China	5.9%
Canada	4.7%
Brazil	3.4%
Sweden	3.0%
United States	3.0%
Countries between 0.1%–2.6%ˆ	18.0%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 18 countries, which each represents 0.1%-2.6% of net assets.
Portfolio holdings are subject to change daily.

ING International Core Fund (“International Core” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers —Wellington Management Company, LLP (“Wellington”) and Thornburg Investment Management, Inc. (“Thornburg”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Portfolio Managers of the portion of the Fund that is managed by Thornburg, and Nicolas M. Choumenkovitch, and Tara Connolly Stilwell, CFA, all Portfolio Managers the portion of the Fund that is managed by Wellington.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class I shares, provided a total return of 6.23% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 2.44% and 2.73%, respectively, for the same period.

Portfolio Specifics: Wellington sleeve(1): The fund outperformed the MSCI ACWI ex-USSM by approximately 437 basis points during the period. The fund’s outperformance versus its benchmark was due to both strong stock selection and allocations among sectors. Stock selection was strongest in the information technology, industrials, and materials sectors. Allocation among sectors, a result of the bottom-up stock selection process, contributed to relative returns as a result of the fund’s underweights to the materials and telecommunications sectors, as well as an overweight to the consumer staples sector. Stock selection within consumer staples, and a modest cash position partially offset positive relative results during the period.

The largest contributor to relative returns was South Korean diversified electronics manufacturer Samsung Electronics (information technology). Also contributing to relative results were Continental (consumer discretionary), a German-based manufacturer of automotive components, and France-based ophthalmic optics company Essilor International (healthcare). The top detractor from relative performance during the period was Brazilian homebuilder PDG Realty (consumer discretionary). Tesco (consumer staples), a UK-based multinational food retailer, as well as France-based commercial property company Unibail-Rodamco (financials), also detracted from relative results.

Top Ten Holdings as of April 30, 2012* (as a percentage of net assets)

BG Group PLC	2.4%
British American Tobacco PLC	2.3%
Air Liquide	2.1%
Fanuc Ltd.	1.8%
Rolls-Royce Holdings PLC	1.7%
Canadian National Railway Co.	1.7%
Mitsubishi UFJ Financial Group, Inc.	1.6%
Standard Chartered PLC	1.5%
Roche Holding AG — Genusschein	1.5%
Novo-Nordisk A/S	1.4%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Thornburg sleeve(1): The fund outperformed the MSCI ACWI ex-USSM by approximately 247 basis points during the period. The fund benefited from positive stock selection and overweight positions in the consumer discretionary and healthcare sectors. The information technology and financials sectors detracted the most from relative performance. Top contributors to performance for the period were Novo Nordisk A/S, Toyota Motor Corporation, and adidas AG. Primary detractors to performance were HTC Corporation, Tesco Plc, and Telefonica SA (sold out of the fund in December 2011). Use of currency forward contracts contributed to performance during the period.

Current Strategy and Outlook: Wellington sleeve(1): At a macro level, we see signs of economic improvement in the developed world, which we believe will remain in a low growth environment and with low interest rates. While we believe the risk of a sharp economic decline is reduced, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers. We continue to hold the stocks of what we believe are attractively valued companies in Europe on a selective basis. Because we believe some level of market volatility will continue in Europe, our investments focus on export-oriented companies or stocks with defensive characteristics. We continue to maintain exposure to emerging markets where growth provides opportunities for companies to increase their returns on capital. While we are watching for signs of inflationary pressures in emerging markets, we have selected companies whose business models benefit from long-term structural drivers.

At the end of the period, we were most overweight the industrials, information technology, and consumer staples sectors, while most underweight financials, telecommunication services, and energy, relative to the benchmark. On a regional basis, we ended the period with our largest overweights in Europe and the United Kingdom, and our biggest underweights to the emerging markets, developed markets in Asia ex. Japan, and North America.

Thornburg sleeve(1): In our opinion, business development, especially in the US, seems to be sustaining a state of recovery. The reversal of stock prices from the depressed levels of last fall reflects healthy reported profits during the important fourth quarter and subsequent confidence levels in developed markets.

We believe continued sovereign funding needs in Europe and the impact of already-announced austerity measures warrant close attention. 2012 is an election year in many countries and confrontation with Iran and rising oil prices remain distinct possibilities. We are optimistic that the stocks we hold in the fund represent sound long term business models and believe they could appreciate over time from a combination of exposure to growth in profits and a rational understanding of their intrinsic value.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Core Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

United Kingdom	20.6%
Japan	13.4%
Switzerland	9.0%
Australia	5.4%
China	5.2%
Sweden	4.7%
France	4.5%
Denmark	4.2%
Hong Kong	3.8%
United States	3.0%
Countries between 0.1%–3.3%ˆ	27.3%
Liabilities in Excess of Other Assets*	(1.1)%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 26 countries, which each represents 0.1%-3.3% of net assets.
Portfolio holdings are subject to change daily.

ING International Growth Fund (“International Growth” or the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”) and T. Rowe Price Associates, Inc. (“TRPA”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: Gerard Callahan, Iain Campbell, Joe Faraday, and Paul Faulkner, Portfolio Managers of the portion of the Fund that is managed by Baillie Gifford, and Robert W. Smith, Portfolio Manager of the portion of the Fund that is managed by TRPA.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class I shares, provided a total return of 6.71% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”) and the MSCI All Country World (ex-US) IndexSM (“MSCI ACWI ex-USSM”), which returned 2.44% and 2.73%, respectively, for the same period.

Portfolio Specifics: Baillie Gifford Sleeve(1) — The fund outperformed the MSCI EAFE® Index by approximately 529 basis points during the period.

Several companies based in the U.K. performed well, such as Johnson Matthey, an environmental catalyst supplier, Wood Group, the oil services company and Intertek, a leading testing and certification business. Svenska Handelsbanken, the Swedish retail bank, made a useful recovery from a wobble in its share price last year. Compared to many other banks in Europe, it is less likely to swing around with the gyrations of the euro. We think a financial institution like this, with what we believe are prudent lending standards, will be more valuable over the long run.

The main detractor from relative performance was the Australian surfwear manufacturer and retailer Billabong. Other detractors included Weir Group, the UK engineering company, and CF Alba, a Spanish holding company with significant investments in the construction industry.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Roche Holding AG — Genusschein	1.9%
Carlsberg A/S	1.8%
Nestle S.A.	1.7%
Atlas Copco AB — Class B	1.5%
BHP Billiton PLC	1.5%
Svenska Handelsbanken AB	1.5%
Samsung Electronics Co., Ltd. GDR	1.4%
Cochlear Ltd.	1.3%
Novo-Nordisk A/S	1.3%
Li & Fung Ltd.	1.2%

Portfolio holdings are subject to change daily.

TRPA sleeve(1) — The fund outperformed the MSCI ACWI ex-USSM by approximately 235 basis points during the period. Stock selection in industrials and business services contributed. Our positions in Brenntag and Experian boosted returns. Stock selection in consumer staples added value, led by positioning in the beverages industry. Conversely, stock selection in financials detracted, due to selections such as Credit Suisse and AXA. On a regional basis, stock selection in Europe ex UK was the strongest contributor. Latin America was a significant underperformer, due to stock selection.

Current Strategy and Outlook: Baillie Gifford Sleeve(1) — There is always a danger to those of us close to the ‘market noise’ of allowing our own mood to irrationally swing up and down with the general short-term direction of stock markets. We believe the overhang of debt and particularly youth unemployment in many western economies will continue to throw up risks and structural headwinds, and the ‘irony’ of encouraging often overleveraged European banks to borrow their way out of a debt crisis is never far from the surface. We believe there are, however, positive drivers elsewhere. The potent mix of urbanization, education and productivity should continue to drive the spectacular long-term growth trend in China and many other large developing areas of the world. The simple observation that over half the world continues to grow at an impressive rate, whilst confidence appears to be improving from low levels in the other part, forms an important and encouraging backdrop to our stockpicking efforts. The fund remains skewed towards many of these international opportunities.

TRPA sleeve(1) — We are positive on international equities over the longer term, although we believe the markets may remain somewhat choppy in 2012. As always, our focus is on owning what we believe are high-quality growth companies with a competitive advantage in their respective markets that generate strong free cash flow and have seasoned management teams. We believe these are the companies best equipped to navigate and even thrive in the current environment. We are looking for growth from emerging markets fueled by rising domestic consumption, although inflation and mounting interest rates have curbed spending.

*	Effective December 29, 2011, Iain Campbell, Joe Faraday, and Paul Faulkner were added to the prospectus as portfolio managers for the portion of the Fund managed by Baillie Gifford.
(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Growth Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

Japan	24.0%
Hong Kong	19.2%
Australia	15.2%
Singapore	9.2%
United Kingdom	8.3%
France	7.4%
Canada	4.1%
China	2.6%
Switzerland	1.6%
Sweden	1.6%
Countries between 0.1%–1.1%ˆ	4.0%
Assets in Excess of Other Liabilities	2.8%
Net Assets	100.0%
ˆ Includes 7 countries, which each represents 0.1%–1.1% of net assets.
Portfolio holdings are subject to change daily.

ING International Real Estate Fund (“International Real Estate” or the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph Smith, Chief Investment Officer and Portfolio Manager of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.50% compared to the S&P Developed ex-US Property Index which returned 5.95% for the same period.

Portfolio Specifics: The past six months have been a period of positive total return for investors in the international real estate securities market. Although a small portion of the overall market, property companies in the Americas posted the strongest returns during the period as the Canadian market benefited from improving economic conditions as well as improving company fundamentals. Performance in the Asia-Pacific region was positive, and returns in the region slightly outperformed the international benchmark. Property companies in Europe significantly underperformed as sovereign debt concerns along with prospects for a slowdown in economic growth have negatively impacted property company performance.

The Fund’s performance trailed the benchmark during the period after the deduction of fees and expenses, primarily as the result of stock selection decisions and was primarily the result of sub-par stock selection in Japan, where our positioning in the Tokyo-focused real estate operating companies as well as the Japanese real estate investment trust (“REIT”) sector hurt performance during the period. Stock selection in Canada and Australia also detracted from relative performance. Stock selection in the U.K. and Hong Kong was positive during the period and helped to offset some of the relative shortfall. Asset allocation decisions added value during the period, due in large part to a continued underweight to the underperforming European region. Allocation decisions in the Asia-Pacific region were a drag on performance as the result of an overweight to the underperforming Hong Kong property market. In the Americas, asset allocation contributed modestly to relative performance as positioning in Brazil and Canada added value during the period.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Mitsubishi Estate Co., Ltd.	6.0%
Westfield Group	5.3%
Mitsui Fudosan Co., Ltd.	5.0%
Cheung Kong Holdings Ltd.	4.3%
Unibail	3.9%
Sun Hung Kai Properties Ltd.	3.1%
Hang Lung Properties Ltd.	2.7%
CapitaLand Ltd.	2.2%
Link Real Estate Investment Trust	2.2%
Land Securities Group PLC	2.1%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The Fund’s positioning remains focused on geographies and property sectors which we believe to have the highest probability of outperforming in the current economic environment, even if this environment encounters some bumps in the road. We continue to be overweight property companies in the Asia-Pacific region and underweight those in Europe. In the Asia-Pacific region, we remain cautious on sub-sectors including Hong Kong and Singapore residential, given deteriorating housing affordability and government policy risk, and on Japanese REITs due to an expected overhang from pending equity issuance. We are more positive on development companies in Japan and China, as well as on Hong Kong retail. In Europe, we favor office companies which focus on London’s West End submarket, and prefer dominant mall companies on the continent.

We believe the evidence from our research and underwriting of real estate companies indicates that property fundamentals generally continue to improve. This is despite a sense that patience is required as the economic recovery remains gradual. This assessment is reflected in our earnings projections which continue to have an upward bias looking forward.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL SMALL CAP FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

Japan	20.4%
United Kingdom	17.1%
Germany	7.7%
Australia	6.5%
Hong Kong	4.2%
Canada	4.0%
France	4.0%
Switzerland	3.8%
South Korea	3.1%
Netherlands	2.9%
Countries between 0.0%–2.9%ˆ	24.8%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 31 countries, which each represents 0.0%–2.9% of net assets.
Portfolio holdings are subject to change daily.

ING International SmallCap Fund (“International SmallCap” or the “Fund”) seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Schroder Investment Management North America Inc. (“Schroders”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer, Constantine P. Papageorgiou, CFA, Senior Vice President, Brian K. Wolahan, CFA, Senior Vice President, and Patrick J. McCafferty, CFA, Senior Vice President, all Portfolio Managers of the portion of the Fund that is managed by Acadian, and Matthew Dobbs, Portfolio Manager of the portion of the Fund that is managed by Schroders.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.43% compared to the S&P Developed ex-US SmallCap Index and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index, which returned 4.46% and 5.02%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve(1) — The fund outperformed the S&P Developed ex-US SmallCap Index by approximately 421 basis points during the period. Alpha was driven by a combination of active stock selection and active country allocations. Stock selection was particularly successful in Japan, where a focus on industrials and consumer discretionary stocks was rewarded. There was also value added from holdings in Canada, Switzerland, Hong Kong, Korea and France. Key country weights adding to return included the underweighting in Spain and active allocation to Thailand.

Less successful markets included the U.K., where both stock selection and the country underweighting detracted return. There was also value lost from Singapore stock selection and the active allocation to India. From a sector perspective, the fund gained from underweighting financials and overweighting IT.

Schroders Sleeve(1) — The fund outperformed the S&P EPAC SmallCap Index by approximately 320 basis points. While international equities have made some modest progress through the six month review period, they have been volatile, buffeted by conflicting developments in the euro currency area, geopolitical concerns and volatility in economic data The performance of smaller companies has been reflective of the shifting sentiment, but they have managed some gains relative to large caps, particularly in Europe.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Forbo Holding AG	1.0%
Drax Group PLC	0.8%
Unipres Corp.	0.8%
Draegerwerk AG & Co. KGaA	0.8%
Imtech NV	0.7%
Kanematsu Corp.	0.7%
Delta Lloyd NV	0.7%
Rheinmetall AG	0.7%
Kapsch TrafficCom AG	0.7%
Aurubis AG	0.6%

Portfolio holdings are subject to change daily.

Relative performance for the fund has been positive. Stock selection in continental European markets was a key contributor, with some strong showings in telecommunications, consumer cyclicals, financials information technology and energy. Selection was also positive in Pacific ex Japan, the main contribution coming from materials, healthcare, consumer staples and information technology. The exposure to emerging markets also enhanced returns over the period.

Current Strategy and Outlook: Acadian Sleeve(1) — In the face of policy uncertainty in Europe, recent cooling of U.S. economic data, and a slowdown in China, we anticipate further volatility in global equity markets over the next few months. We see the potential for continued growth in many economies, particularly in the emerging markets, but risk factors remain elevated. Smaller-cap stocks have heightened economic sensitivity and may well respond to both good and bad news more emphatically than the broad market. We believe they will be among the first assets to anticipate and rise ahead of economic recovery. Moreover, the very deep universe of stocks in the non-U.S. small-cap arena means that we continue to find many attractive opportunities for the portfolio, with what we believe are both better value and more promising quality and earnings characteristics than the market as a whole.

Schroders Sleeve(1) — There have been parallels between the opening months of 2012 and last year, with upward revisions in growth expectations hand in hand with further rounds of monetary easing, a temporary papering over of euro strains and a recovery in investor sentiment. However, the more cautious mood in recent weeks chimes better with our own expectations given the broader structural constraints to growth in the developed world.

Key regional positions have remained stable through the period as we continue to focus on companies with what we believe are attractive growth prospects, strong management and relatively good balance sheets. The fund remains underweight continental Europe, the United Kingdom and Japan, while overweight Emerging markets and Pacific ex Japan. In terms of sectors, the main underweightings remain in financials, along with information technology, consumer staples, and utilities. Key overweightings are in consumer cyclicals, energy and materials.

(1)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International SmallCap Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

Japan	29.4%
Canada	13.4%
France	11.4%
United Kingdom	9.3%
South Korea	4.4%
South Africa	4.3%
Australia	3.5%
Germany	3.2%
Italy	2.9%
United States	1.6%
Countries between 0.5%–2.8%ˆ	13.4%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 9 countries, which each represents 0.5%–2.8% of net assets.
Portfolio holdings are subject to change daily.

ING International Value Choice Fund (“International Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Peter Boardman, Portfolio Manager of Tradewinds Global Investors, LLC — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.13)% compared to the MSCI Europe, Australasia, Far East® Index (“MSCI EAFE® Index”), which returned 2.44% for the same period.

Portfolio Specifics: For the semi-annual period ending April 30, 2012, the Fund posted negative results and trailed the benchmark. Global equities markets continued to move downward in the first month of the period but rebounded in December thru the first few months of the year. The rally was cyclical in nature as investors also considered fluctuating economic data and the likelihood of further monetary stimulus. The Fund continues to have significant exposure to Canada, Japan and the emerging markets on a regional basis. On a sector basis, the Fund is overweight telecommunication services companies, while maintaining a long held underweighted position in financial companies. Weighing on absolute performance was company specific issues with Nokia Corp and the materials sector.

The Fund’s exposure to the materials sector is mainly held in gold mining companies and underperformed other areas of investment within the sector. Many of these companies have been expanding their reserves and are among the producers of real assets which we find attractive. We continue to have conviction in our gold miner holdings despite some production shortfalls, still rising input costs and relatively lackluster stock performance following capital flight out of commodities stocks. After a substantial run to the $1,900s in the third quarter of last year, the spot price of gold has been weak. However, we see recent spot price declines as likely temporary deviations from the long-term trend of a growing level of demand finding fewer available quantities of the metal, placing well-resourced producers in an enviable position. We have frequently maintained substantial exposures to gold mining companies over the last few years as they’ve commonly been offered at what we view as “sale prices” in relation to the assets they control. We think these discounts represent tremendous values independent of any increases in gold prices.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Barrick Gold Corp.	3.2%
Telecom Italia S.p.A. RNC	2.9%
SK Telecom Co., Ltd. ADR	2.9%
Cameco Corp.	2.8%
Sanofi-Aventis	2.7%
Nippon Telegraph & Telephone Corp. ADR	2.7%
GlaxoSmithKline PLC	2.5%
Newcrest Mining Ltd.	2.5%
Dai Nippon Printing Co., Ltd.	2.4%
Carrefour S.A.	2.4%

Portfolio holdings are subject to change daily.

Nokia Corp was the Fund’s largest individual detractor of results for the period. Nokia operates in the mobile communication technology industry through various segments including smart devices, mobile phones, location and commerce and Nokia Siemens networks. Declining overall operating margins and delays in implementing Windows 7 as its smartphone operating system have been some of their headwinds. Nokia is a leader among handset makers, which remains a profitable component of their business, and we believe that Nokia is a strong franchise that offers future value at current levels.

A noteworthy positive contributor to absolute results was TNT Express NV. TNT offers domestic, regional and intercontinental delivery services, mainly to business-to-business customers. We eliminated the position in the Fund in the first quarter due to strong price appreciation following an unsolicited offer from UPS to purchase the company. In May 2011, TNT separated its Express business from its Mail business in order to fully recognize the Express business’ value. As a result, we believe this recent spinoff and UPS bid have allowed the market to begin to recognize its intrinsic value.

Current Strategy and Outlook: A common theme in this commentary has been the importance of well-informed conviction in the face of challenging performance. Our company-by-company views are driven by rigorous, fundamental, grass-roots research conducted by global sector analysts. We believe this work helps us to robustly determine our estimate of a company’s intrinsic value, and helps us to evaluate if we are being offered attractive values as the market provides lower prices. Additionally, our research provides us with perspective on when to trim positions as companies approach what we believe is their fair value. This gives us the resolve to maintain our principles during periods of underperformance, as in recent times, avoiding the dangers of straying from our methodology in a misguided effort to chase higher short-term returns.

*	Effective April 1, 2012, Alberto Jimenez Crespo is no longer a portfolio manager to the Fund.

Fund holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its Fund managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of April 30, 2012 (as a percentage of net assets)

Japan	24.2%
United Kingdom	19.4%
France	7.7%
Netherlands	7.6%
Germany	6.0%
Italy	5.6%
Switzerland	5.3%
United States	2.0%
Sweden	1.9%
Canada	1.7%
Countries between 0.3%–1.6%ˆ	16.2%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 17 countries, which each represents 0.3%–1.6% of net assets.
Portfolio holdings are subject to change daily.

ING International Value Fund (“International Value” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Brandes Investment Partners, L.P. (“Brandes”), ING Investment Management Co. LLC (“ING IM”) and del Rey Global Investors, LLC (“del Rey”) (each a “Sub-Adviser and collectively, the ”Sub-Advisers“).* Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Brent Fredberg, Senior Analyst and Jeffrey Germain, Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee; Martin Jansen, David Rabinowitz and Joseph Vultaggio are the Portfolio Managers for the portion of the Fund that is managed by ING IM; and Paul Hechmer is the Portfolio Manager for the portion of the Fund that is managed by del Rey.

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (0.26)% compared to the MSCI Europe, Australasia and Far East® Index (”MSCI EAFE® Index“), which returned 2.44% for the same period.

Portfolio Specifics: Brandes Sleeve(1) — The fund underperformed the MSCI EAFE® Index by approximately 275 basis points during the period. The largest regional detractor to the fund was exposure to Europe. Negative performance for companies based in France weighed heaviest on performance. France Telecom (diversified telecommunication services), Carrefour (food & staples retailing) and Total (oil gas & consumable fuels) were among the France-based holdings contributing to negative performance during the year. The fund’s holdings in Italy and Spain also weighed on performance for the period, including Telecom Italia S.p.A (Italy — diversified telecommunication services) and Telefonica (Spain — diversified telecommunication services).

From an industry perspective, underperformance for the period stemmed largely from declines for holdings in the diversified telecommunication services, oil gas & consumable fuels and food & staples retailing industries. Among the weaker-performing holdings in these industries were Nippon Telegraph & Telephone (Japan — diversified telecommunication services), Petrobras Petroleo Brasileiro (Brazil — oil gas & consumable fuels), and William Morrison Supermarkets (United Kingdom — food & staples retailing) industries.

There were some bright spots in the fund as holdings in the United Kingdom, Japan and Switzerland tended to register positive performance. Top-performers from these countries included ITV PLC (United Kingdom — media), Toyota Motor Corp. (Japan — automobiles), and Swiss Reinsurance (Switzerland — insurance).

As of April 30, 2012, the fund’s most substantial country weighting was in Japan. On an industry basis, the fund’s largest exposure was in diversified telecommunication services.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Sanofi-Aventis	2.4%
Unilever NV	1.8%
ENI S.p.A.	1.7%
Royal Dutch Shell PLC — Class A	1.6%
GlaxoSmithKline PLC	1.6%
Total S.A.	1.5%
Seven & I Holdings Co., Ltd.	1.5%
Telecom Italia S.p.A. RNC	1.5%
Siemens AG	1.5%
Vodafone Group PLC	1.4%

Portfolio holdings are subject to change daily.

ING IM Sleeve(1) — The fund outperformed the MSCI EAFE® Index by approximately 70 basis points during the period. The fund outperformed the benchmark as a result of strong stock selection, most of which originated in Japan. Negative allocation effects partially offset the positive selection result. Stock selection within the financial, information technology and telecommunication services sectors was most favorable. These gains, however, were mitigated by security selection within consumer staples, utilities and healthcare.

Within financials, Hannover Rückversicherung AG (Germany), a global reinsurance company, reported better-than-expected first quarter results. Within information technology, Hitachi Ltd. (Japan), a manufacturer of electronic and electrical equipment, was a notable contributor to performance. Hitachi reported strong fiscal year earnings despite the headwinds of the March earthquake and the floods in Thailand. European Aeronautic Defence and Space Co. N.V. (France) reported strong earnings due to significantly higher sales in its Airbus planes division. Fiat Industrial S.p.A. (Italy), a leading manufacturer of agricultural equipment, reported solid earnings due to strong tractor sales.

Within consumer staples, Metro AG (German), a supermarket chain operator, disappointed due to shortfalls in its electronic division. Tesco PLC, a leading United Kingdom food retailer, detracted from performance after it reported an earnings shortfall due to weak Christmas sales. Enel S.p.A (Italy), a provider of electricity and natural gas, performed badly due to its exposure to weak Italian and Spanish electricity markets.

del Rey Sleeve(1) — The fund underperformed the MSCI EAFE® Index by approximately 920 basis points during the period. Like many of the last several quarters, as went precious metals and financials, so went our relative performance, and both sectors weighed on our results during the six-month period. Our materials position lagged as the more cyclically sensitive industrial metals performed relatively well versus our precious metal holdings. Likewise, financials, a sector in which we are underweight, also detracted from our performance during the period. In addition, our selection in the information technology space also detracted. Offsetting this somewhat has been the positive contributions from our utilities and energy holdings, as names like Huaneng Power and Nexen rallied strongly. Similarly, the non-mining portions of our emerging markets exposure, especially our positions in China, contributed to our overall performance.

Current Strategy and Outlook: Brandes Sleeve(1) — Amid challenges facing the global economy, we continue to actively monitor and assess macroeconomic and geopolitical developments, especially those coming from Europe. We continue to identify and invest in potentially under-valued companies trading at a discount to what we believe are their estimated intrinsic values, or what we believe they are worth. Despite short-term concerns, we believe the fund is well-positioned to take advantage of opportunities created by market volatility.

ING IM Sleeve(1) — During the first part of the reporting period, global equity markets recovered strongly due to a more positive outlook for Europe after aggressive monetary support from the European Central Bank. In the latter part of the reporting period, markets lost some ground due to concerns that these support measures could prove inadequate to prevent a serious slowdown of the European economy. While we believe that international developed equities are attractively priced, the risk of a material economic slowdown suggests significant volatility in the coming months. Given this outlook, we have positioned the fund with a focus on what we believe are high-quality companies that may benefit from an improving outlook later this year, as well as companies that in our view potentially may provide less volatile performance than the overall market.

del Rey Sleeve(1) — We believe the exuberance of the last two quarters seems to be reverting to bearishness. European banks, up 20% through the first calendar quarter, are less than three weeks later back to break-even on the year. Similarly, many other cyclical companies are quickly returning the great gains of the last six months. Top down, we believe most regions face considerable risks and correspondingly present considerable concerns. But, the flip side of uncertainty is opportunity, and we are finding what we believe are good opportunities throughout the world. Rather than take big bets on any one of them, we are being cautious by remaining well-diversified. Overall, this probably leaves us somewhat defensively positioned and underweight beta.

(1)	For purposes of these discussions, ”the fund“ refers to each Sub-Adviser’s respectively managed portion of ING International Value Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Sector Diversification as of April 30, 2012 (as a percentage of net assets)

Energy	42.6%
Financials	17.2%
Materials	13.4%
Consumer Staples	8.5%
Utilities	7.8%
Telecommunications	6.2%
Information Technology	1.4%
Industrials	1.2%
Consumer Discretionary	0.7%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Russia Fund (”Russia“ or the ”Fund“) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Angus Robertson and Nathan Griffiths, Portfolio Managers, of ING Investment Management Advisors B.V. — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of 0.42% compared to the Russia Trading System (”RTS“) Index and the MSCI Russia 10/40 Index, which returned 2.61% and 1.69%, respectively, for the same period.

Portfolio Specifics: The Russian equity market was volatile over the six-month reporting period due to external and domestic events. The continuing European sovereign crisis created volatility in the markets as the Russian parliamentary and presidential elections took place in December 2011 and March 2012, respectively. The Russian economy had been performing well, supported by firm oil prices, accelerating credit growth, increased social spending and as a result, higher domestic consumption. GDP growth over this period was above 4%, while inflation was in control at around 7%. The Russian market moved generally in line with the MSCI Emerging Markets IndexSM, while it underperformed the MSCI World IndexSM.

We are seeing increasing momentum in the discussion on financial market reforms in Russia, as there currently is the plan to increase the dividends paid by state-controlled companies from the current 14% of net profits to 25%. This would raise payouts to all shareholders, foreign investors included. The main driver is the government’s push to increase revenues where it can, after the increased social spending in the election cycle caused the Russian budget to break even at an oil price of around $120. Another example of a financial reform is the introduction of a central depository including a shift to T+3 trading which makes a wider range of Russian stocks investable for international investors.

Over the last six months, the Fund had overweight positions in the domestic sectors relative to the MSCI Russia 10/40 Index, while being underweight the non-domestic sectors such as energy. While oil prices were strong during the period, we saw more interesting opportunities outside the energy and materials sectors in the Russian equity market to benefit from the growing economy. We added to the utilities sector at the beginning of the period, after pressures on the sector diminished. The sector weights in the Fund were relatively stable over the period, where most changes happened within the sectors. The Fund maintains a preference for domestic exposures such as infrastructure, consumption and banking. With the taxation debate on the rise again and the most likely targets being the energy and natural resources industries, we believe that the Fund is correctly positioned going forward.

Top Ten Holdings as of April 30, 2012 (as a percentage of net assets)

Sberbank of Russian Federation	11.4%
NovaTek OAO GDR	8.4%
Lukoil OAO ADR	7.7%
Gazprom OAO	7.3%
Magnit OAO	5.8%
Transneft	4.4%
RusHydro	3.8%
Tatneft ADR	3.8%
Uralkali GDR	3.7%
Severstal OAO GDR	3.3%

Portfolio holdings are subject to change daily.

During the reporting period the Fund’s sector allocation had a neutral impact on relative performance, while stock selection detracted. The best performing sectors in Russia were consumer staples, telecommunications services and financials. The worst performing sectors were materials and utilities. The results of the Fund’s sector allocations were mixed. The Fund’s overweight in telecommunications services was strongly negative but offset by positive security selection. An overweight of consumer staples helped but was mitigated by negative stock selection in the sector. The negative impact of the Fund’s significant underweight of energy was worsened by negative security selection. In contrast, security selection added value to enhance the Fund’s allocation to materials, making this the top contributing sector for the period.

In terms of stock performance, the top three relative contributors were Inter RAO UES (utility, underweight), Rostelecom (telecom, underweight) and Magnit (consumer staples, overweight). The worst three relative contributors were Transneft (energy, underweight), Federal Grid Co. UN (utility, overweight) and Mobile Telesystems (telecom, underweight).

During the period the Fund used currency forwards, which slightly contributed to relative performance.

Current Outlook and Strategy: The Fund’s strategy continues to concentrate on identifying what we believe are long-term, fundamentally attractive opportunities at both stock and sector levels. While we are acutely aware of the impact of external dynamics on the Russian equity market and the volatility that this can bring, we hold our conviction on positioning and do not aim to make significant short-term portfolio changes. In our opinion, the market valuation level for Russian equities is attractive compared to other emerging markets, but it must be remembered that Russia has a market of stocks and not a stock market — as can be seen by the wide range of valuations among stocks and sectors — where premiums and discounts seem well justified given the fundamental environment. The Fund continues to seek opportunities that fit with our view of the development of the economy; looking for exposure to domestic demand growth, infrastructure spending, liberalization of markets and external trade. The Fund expects to keep its underweight in energy, materials, utilities and telecommunications service and maintain a longer-term preference for domestic over resource sectors. The majority of the portfolio risk is being taken at the stock level, where we continue to play what we believe are strong companies against weak companies within their relevant sectors.

*	Effective May 8, 2012, Nathan Griffiths replaced Remco Vergeer as a portfolio manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2011 to April 30, 2012. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*
ING Diversified International Fund**
Class A	$1,000.00	$1,050.70	0.50%	$ 2.55	$1,000.00	$1,022.38	0.50%	$ 2.51
Class B	1,000.00	1,047.30	1.25	6.36	1,000.00	1,018.65	1.25	6.27
Class C	1,000.00	1,047.40	1.25	6.36	1,000.00	1,018.65	1.25	6.27
Class I	1,000.00	1,051.90	0.25	1.28	1,000.00	1,023.62	0.25	1.26
Class O	1,000.00	1,050.90	0.50	2.55	1,000.00	1,022.38	0.50	2.51
Class R	1,000.00	1,048.70	0.75	3.82	1,000.00	1,021.13	0.75	3.77
Class W	1,000.00	1,052.40	0.25	1.28	1,000.00	1,023.62	0.25	1.26
ING Emerging Countries Fund
Class A	1,000.00	1,022.70	1.85	9.30	1,000.00	1,015.66	1.85	9.27
Class B	1,000.00	1,018.60	2.60	13.05	1,000.00	1,011.93	2.60	13.01
Class C	1,000.00	1,019.00	2.60	13.05	1,000.00	1,011.93	2.60	13.01
Class I	1,000.00	1,024.10	1.50	7.55	1,000.00	1,017.40	1.50	7.52
Class W	1,000.00	1,023.80	1.60	8.05	1,000.00	1,016.91	1.60	8.02

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.
**	The annualized expense ratios do not include expenses of underlying funds.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*
ING Emerging Markets Equity Fund
Class A	$1,000.00	$1,063.00	1.50%	$ 7.69	$1,000.00	$1,017.40	1.50%	$ 7.52
Class C	1,000.00	1,060.20	2.25	11.53	1,000.00	1,013.67	2.25	11.26
Class I	1,000.00	1,065.10	1.25	6.42	1,000.00	1,018.65	1.25	6.27
Class R	1,000.00	1,062.00	1.75	8.97	1,000.00	1,016.16	1.75	8.77
Class W	1,000.00	1,065.10	1.25	6.42	1,000.00	1,018.65	1.25	6.27
ING Global Bond Fund
Class A	1,000.00	1,029.40	0.90	4.54	1,000.00	1,020.39	0.90	4.52
Class B	1,000.00	1,025.00	1.65	8.31	1,000.00	1,016.66	1.65	8.27
Class C	1,000.00	1,025.00	1.65	8.31	1,000.00	1,016.66	1.65	8.27
Class I	1,000.00	1,030.20	0.60	3.03	1,000.00	1,021.88	0.60	3.02
Class O	1,000.00	1,028.20	0.90	4.54	1,000.00	1,020.39	0.90	4.52
Class R	1,000.00	1,026.80	1.15	5.80	1,000.00	1,019.14	1.15	5.77
Class W	1,000.00	1,030.40	0.65	3.28	1,000.00	1,021.63	0.65	3.27
ING Global Equity Dividend Fund
Class A	1,000.00	1,065.20	1.43	7.34	1,000.00	1,017.75	1.43	7.17
Class B	1,000.00	1,060.40	2.18	11.17	1,000.00	1,014.02	2.18	10.92
Class C	1,000.00	1,060.70	2.18	11.17	1,000.00	1,014.02	2.18	10.92
Class I	1,000.00	1,066.40	1.14	5.86	1,000.00	1,019.19	1.14	5.72
Class O	1,000.00	1,065.20	1.43	7.34	1,000.00	1,017.75	1.43	7.17
Class W	1,000.00	1,066.00	1.18	6.06	1,000.00	1,019.00	1.18	5.92
ING Global Natural Resources Fund
Class A	1,000.00	977.00	1.52	7.47	1,000.00	1,017.30	1.52	7.62
Class I	1,000.00	978.40	1.21	5.95	1,000.00	1,018.85	1.21	6.07
Class W	1,000.00	977.80	1.27	6.25	1,000.00	1,018.55	1.27	6.37
ING Global Opportunities Fund
Class A	1,000.00	1,062.80	1.50	7.69	1,000.00	1,017.40	1.50	7.52
Class B	1,000.00	1,059.40	2.25	11.52	1,000.00	1,013.67	2.25	11.26
Class C	1,000.00	1,059.40	2.25	11.52	1,000.00	1,013.67	2.25	11.26
Class I	1,000.00	1,065.20	1.05	5.39	1,000.00	1,019.64	1.05	5.27
Class W	1,000.00	1,065.00	1.25	6.42	1,000.00	1,018.65	1.25	6.27
ING Global Real Estate Fund
Class A	1,000.00	1,091.20	1.33	6.92	1,000.00	1,018.25	1.33	6.67
Class B	1,000.00	1,086.50	2.08	10.79	1,000.00	1,014.52	2.08	10.42
Class C	1,000.00	1,087.10	2.08	10.79	1,000.00	1,014.52	2.08	10.42
Class I	1,000.00	1,092.30	1.00	5.20	1,000.00	1,019.89	1.00	5.02
Class O	1,000.00	1,091.20	1.33	6.92	1,000.00	1,018.25	1.33	6.67
Class R	1,000.00	1,089.30	1.58	8.21	1,000.00	1,017.01	1.58	7.92
Class W	1,000.00	1,092.30	1.08	5.62	1,000.00	1,019.49	1.08	5.42

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*
ING Global Value Choice Fund
Class A	$1,000.00	$918.10	1.50%	$ 7.15	$1,000.00	$1,017.40	1.50%	$ 7.52
Class B	1,000.00	914.80	2.25	10.71	1,000.00	1,013.67	2.25	11.26
Class C	1,000.00	914.90	2.25	10.71	1,000.00	1,013.67	2.25	11.26
Class I	1,000.00	919.40	1.21	5.77	1,000.00	1,018.85	1.21	6.07
Class W	1,000.00	919.40	1.25	5.97	1,000.00	1,018.65	1.25	6.27
ING Greater China Fund
Class A	1,000.00	1,034.50	2.10	10.62	1,000.00	1,014.42	2.10	10.52
Class B	1,000.00	1,030.70	2.85	14.39	1,000.00	1,010.69	2.85	14.25
Class C	1,000.00	1,030.70	2.85	14.39	1,000.00	1,010.69	2.85	14.25
Class I	1,000.00	1,036.50	1.68	8.51	1,000.00	1,016.51	1.68	8.42
Class O	1,000.00	1,034.80	2.10	10.62	1,000.00	1,014.42	2.10	10.52
Class W	1,000.00	1,035.10	1.85	9.36	1,000.00	1,015.66	1.85	9.27
ING Index Plus International Equity Fund
Class A	1,000.00	1,023.80	1.15	5.79	1,000.00	1,019.14	1.15	5.77
Class B	1,000.00	1,020.90	1.90	9.55	1,000.00	1,015.42	1.90	9.52
Class C	1,000.00	1,021.30	1.90	9.55	1,000.00	1,015.42	1.90	9.52
Class I	1,000.00	1,026.60	0.77	3.88	1,000.00	1,021.03	0.77	3.87
Class O	1,000.00	1,025.50	1.15	5.79	1,000.00	1,019.14	1.15	5.77
Class W	1,000.00	1,024.80	0.90	4.53	1,000.00	1,020.39	0.90	4.52
ING International Core Fund
Class I	1,000.00	1,062.30	0.95	4.87	1,000.00	1,020.14	0.95	4.77
ING International Growth Fund
Class I	1,000.00	1,067.10	0.99	5.09	1,000.00	1,019.94	0.99	4.97
ING International Real Estate Fund
Class A	1,000.00	1,055.00	1.50	7.66	1,000.00	1,017.40	1.50	7.52
Class B	1,000.00	1,052.30	2.25	11.48	1,000.00	1,013.67	2.25	11.26
Class C	1,000.00	1,051.10	2.25	11.47	1,000.00	1,013.67	2.25	11.26
Class I	1,000.00	1,055.60	1.20	6.13	1,000.00	1,018.90	1.20	6.02
Class W	1,000.00	1,056.20	1.25	6.39	1,000.00	1,018.65	1.25	6.27
ING International Small Cap Fund
Class A	1,000.00	1,084.30	1.69	8.76	1,000.00	1,016.46	1.69	8.47
Class B	1,000.00	1,081.00	2.34	12.11	1,000.00	1,013.23	2.34	11.71
Class C	1,000.00	1,080.90	2.34	12.11	1,000.00	1,013.23	2.34	11.71
Class I	1,000.00	1,086.80	1.26	6.54	1,000.00	1,018.60	1.26	6.32
Class O	1,000.00	1,085.00	1.59	8.24	1,000.00	1,016.96	1.59	7.97
Class W	1,000.00	1,086.20	1.34	6.95	1,000.00	1,018.20	1.34	6.72
ING International Value Choice Fund
Class A	1,000.00	928.70	1.60	7.67	1,000.00	1,016.91	1.60	8.02
Class B	1,000.00	925.70	2.35	11.25	1,000.00	1,013.18	2.35	11.76
Class C	1,000.00	926.30	2.35	11.26	1,000.00	1,013.18	2.35	11.76
Class I	1,000.00	929.90	1.35	6.48	1,000.00	1,018.15	1.35	6.77
Class W	1,000.00	929.70	1.35	6.48	1,000.00	1,018.15	1.35	6.77

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2012*
ING International Value Fund
Class A	$1,000.00	$997.40	1.63%	$ 8.09	$1,000.00	$1,016.76	1.63%	$ 8.17
Class B	1,000.00	994.00	2.33	11.55	1,000.00	1,013.28	2.33	11.66
Class C	1,000.00	994.20	2.33	11.55	1,000.00	1,013.28	2.33	11.66
Class I	1,000.00	999.10	1.23	6.11	1,000.00	1,018.75	1.23	6.17
Class W	1,000.00	999.20	1.33	6.61	1,000.00	1,018.25	1.33	6.67
ING Russia Fund
Class A	1,000.00	1,004.20	2.18	10.86	1,000.00	1,014.02	2.18	10.92
Class I	1,000.00	1,006.20	1.88	9.38	1,000.00	1,015.51	1.88	9.42
Class W	1,000.00	1,005.60	1.93	9.62	1,000.00	1,015.27	1.93	9.67

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED)

	ING Diversified International Fund	ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Global Bond Fund
ASSETS:
Investments in securities at value+*	$5,063,130	$80,648,482	$89,651,517	$597,489,692
Investments in affiliated underlying funds**	107,815,841	—	—	—
Short-term investments at value***	—	2,063,440	3,473,684	24,295,613
Short-term investments at amortized cost	—	—	—	122,714,255
Cash	12,232	75,061	1,414,334	947,004
Cash collateral for futures	—	—	—	4,777,235
Receivable for derivatives collateral (Note 2)	—	—	64,000	22,070,000
Foreign currencies at value*****	—	165,602	554,169	1,724,011
Receivables:
Investments in affiliated underlying funds sold	11,969,161	—	—	—
Investments securities sold	—	629,430	6,461	7,289,766
Fund shares sold	175,682	43,903	9,431,364	29,528,427
Dividends	—	211,182	248,426	668
Interest	—	424	—	7,311,993
Variation margin	—	—	6,490	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	14,005,491
Upfront payments paid on OTC swap agreements	—	—	—	320,393
Unrealized appreciation on OTC swap agreements	—	—	—	2,082,863
Prepaid expenses	51,327	36,798	82,331	63,814
Reimbursement due from manager	7,215	2,413	24,527	15,783
Total assets	125,094,588	83,876,735	104,957,303	834,637,008
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	11,873,009	—	—	—
Payable for investment securities purchased	—	345,106	6,481	28,195,402
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	—	1,820,432
Payable for fund shares redeemed	336,173	46,932	7,565,282	61,729,082
Payable for foreign cash collateral for futures*******	—	—	—	542,659
Payable upon receipt of securities loaned	—	2,063,440	3,473,684	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	14,729,043
Upfront payments received on OTC swap agreements	—	—	—	5,854,563
Unrealized depreciation on OTC swap agreements	—	—	—	14,425,738
Payable to affiliates	56,881	96,170	83,256	428,021
Payable for trustee fees	583	410	453	3,382
Payable for derivatives collateral (Note 2)	—	—	—	3,010,000
Other accrued expenses and liabilities	180,441	94,537	136,467	142,388
Written options, at fair valueˆ	—	—	—	733,398
Total liabilities	12,467,087	2,646,595	11,265,623	131,614,108
NET ASSETS	$112,647,501	$81,230,140	$93,691,680	$703,022,900
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$270,582,140	$147,275,185	$82,018,337	$704,721,287
Undistributed (distributions in excess of) net investment income / Accumulated net investment loss	290,300	(132,638)	295,484	(3,006,703)
Accumulated net realized gain (loss)	(162,323,842)	(68,579,814)	1,574,535	671,360
Net unrealized appreciation	4,098,903	2,667,407	9,803,324	636,956
NET ASSETS	$112,647,501	$81,230,140	$93,691,680	$703,022,900

+ Including securities loaned at value	$—	$1,999,361	$3,359,384	$—
* Cost of investments in securities	$5,266,707	$77,980,786	$79,831,035	$584,885,762
** Cost of investments in affiliated underlying funds	$103,513,362	$—	$—	$—
*** Cost of short-term investments	$—	$2,063,440	$3,473,684	$24,112,619
***** Cost of foreign currencies	$—	$165,084	$572,041	$1,777,449
******* Cost of payable for foreign cash collateral for futures	$—	$—	$—	$542,659
ˆ Premiums received on written options	$—	$—	$—	$1,498,799

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	ING Diversified International Fund	ING Emerging Countries Fund		ING Emerging Markets Equity Fund		ING Global Bond Fund
Class A
Net assets	$53,339,158		$58,811,717		$150,403	$206,518,564
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	5,964,784		2,327,821		13,235	17,851,697
Net asset value and redemption price per share	$8.94		$25.26		$11.36	$11.57
Maximum offering price per share (5.75%)(1)	$9.49		$26.80		$12.05	$11.87	(2)

Class B
Net assets	$9,013,607		$1,481,770	$	n/a	$1,912,980
Shares authorized	unlimited		unlimited		n/a	unlimited
Par value	$—		$—	$	n/a	$—
Shares outstanding	1,007,558		60,252		n/a	166,942
Net asset value and redemption price per share†	$8.95		$24.59	$	n/a	$11.46

Class C
Net assets	$34,298,142		$10,171,168		$3,406	$102,977,438
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	3,842,459		440,515		301	8,953,083
Net asset value and redemption price per share†	$8.93		$23.09		$11.32	$11.50

Class I
Net assets	$10,995,533		$7,657,980		$91,562,581	$359,389,511
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	1,234,416		300,182		8,046,162	31,163,846
Net asset value and redemption price per share	$8.91		$25.51		$11.38	$11.53

Class O
Net assets	$3,976,519	$	n/a	$	n/a	$4,124,900
Shares authorized	unlimited		n/a		n/a	unlimited
Par value	$—	$	n/a	$	n/a	$—
Shares outstanding	448,523		n/a		n/a	362,999
Net asset value and redemption price per share	$8.87	$	n/a	$	n/a	$11.36

Class R
Net assets	$102,428	$	n/a		$3,416	$263,791
Shares authorized	unlimited		n/a		unlimited	unlimited
Par value	$—	$	n/a		$—	$—
Shares outstanding	11,591		n/a		301	22,833
Net asset value and redemption price per share	$8.84	$	n/a		$11.35	$11.55

Class W
Net assets	$922,114		$3,107,505		$1,971,874	$27,835,716
Shares authorized	unlimited		unlimited		unlimited	unlimited
Par value	$—		$—		$—	$—
Shares outstanding	103,846		116,696		173,337	2,450,564
Net asset value and redemption price per share	$8.88		$26.63		$11.38	$11.36

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Opportunities Fund	ING Global Real Estate Fund
ASSETS:
Investments in securities at value+*	$74,337,035	$105,369,764	$56,250,580	$3,941,888,521
Short-term investments at value***	1,132,312	1,179,000	1,602,110	78,680,581
Cash	1,045,116	740	407,246	—
Foreign currencies at value*****	1,425,757	24,678	573,444	2,255,066
Receivables:
Investments securities sold	9,533	3,510,882	25,192	9,859,037
Fund shares sold	131,287	4,979	3,585	13,521,424
Dividends	305,741	56,077	181,422	11,833,196
Foreign tax reclaims	67,357	481	57,566	90,291
Prepaid expenses	33,637	22,614	23,402	156,362
Reimbursement due from manager	9,012	—	24,658	—
Total assets	78,496,787	110,169,215	59,149,205	4,058,284,478

LIABILITIES:
Payable for investment securities purchased	9,748	2,539,423	231,312	5,459,697
Payable for fund shares redeemed	236,486	125,980	452,465	14,051,278
Payable upon receipt of securities loaned	1,132,312	—	1,602,110	24,619,816
Payable to affiliates	81,232	105,185	74,679	3,049,968
Payable for trustee fees	387	562	299	18,154
Other accrued expenses and liabilities	85,336	76,109	112,173	1,437,132
Total liabilities	1,545,501	2,847,259	2,473,038	48,636,045
NET ASSETS	$76,951,286	$107,321,956	$56,676,167	$4,009,648,433

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$157,939,521	$111,745,103	$162,110,931	$4,067,038,647
Undistributed (distributions in excess of) net investment income	124,316	(176,856)	50,941	31,676,224
Accumulated net realized loss	(83,073,276)	(15,834,226)	(112,522,447)	(935,359,933)
Net unrealized appreciation	1,960,725	11,587,935	7,036,742	846,293,495
NET ASSETS	$76,951,286	$107,321,956	$56,676,167	$4,009,648,433

+ Including securities loaned at value	$1,089,165	$—	$1,536,024	$22,936,563
* Cost of investments in securities	$72,375,869	$93,782,189	$49,216,098	$3,095,780,613
*** Cost of short-term investments	$1,132,312	$1,179,000	$1,602,110	$78,680,581
***** Cost of foreign currencies	$1,428,250	$24,416	$570,288	$2,255,778

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund		ING Global Opportunities Fund		ING Global Real Estate Fund
Class A
Net assets		$32,687,199		$100,203,454		$27,204,072	$1,307,699,689
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$—		$—		$—	$—
Shares outstanding		3,084,712		10,939,798		1,937,523	76,870,115
Net asset value and redemption price per share		$10.60		$9.16		$14.04	$17.01
Maximum offering price per share (5.75%)(1)		$11.25		$9.72		$14.90	$18.05

Class B
Net assets		$5,016,908	$	n/a		$3,483,995	$13,863,478
Shares authorized		unlimited		n/a		unlimited	unlimited
Par value		$—	$	n/a		$—	$—
Shares outstanding		474,613		n/a		260,589	987,837
Net asset value and redemption price per share†		$10.57	$	n/a		$13.37	$14.03

Class C
Net assets		$20,679,275	$	n/a		$22,473,043	$210,709,728
Shares authorized		unlimited		n/a		unlimited	unlimited
Par value		$—	$	n/a		$—	$—
Shares outstanding		1,962,746		n/a		1,680,672	14,144,595
Net asset value and redemption price per share†		$10.54	$	n/a		$13.37	$14.90

Class I
Net assets		$3,053,576		$5,101,254		$3,431,994	$2,167,016,449
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$—		$—		$—	$—
Shares outstanding		287,773		554,014		238,654	127,367,062
Net asset value and redemption price per share		$10.61		$9.21		$14.38	$17.01

Class O
Net assets		$13,944,276	$	n/a	$	n/a	$14,275,300
Shares authorized		unlimited		n/a		n/a	unlimited
Par value		$—	$	n/a	$	n/a	$—
Shares outstanding		1,318,376		n/a		n/a	839,117
Net asset value and redemption price per share		$10.58	$	n/a	$	n/a	$17.01

Class R
Net assets	$	n/a	$	n/a	$	n/a	$194,379
Shares authorized		n/a		n/a		n/a	unlimited
Par value	$	n/a	$	n/a	$	n/a	$—
Shares outstanding		n/a		n/a		n/a	11,445
Net asset value and redemption price per share	$	n/a	$	n/a	$	n/a	$16.98

Class W
Net assets		$1,570,052		$2,017,248		$83,063	$295,889,410
Shares authorized		unlimited		unlimited		unlimited	unlimited
Par value		$—		$—		$—	$—
Shares outstanding		135,100		174,163		5,391	17,360,943
Net asset value and redemption price per share		$11.62		$11.58		$15.41	$17.04

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED)

	ING Global Value Choice Fund	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Core Fund
ASSETS:
Investments in securities at value+*	$296,700,643	$31,609,521	$85,814,053	$336,607,424
Short-term investments at value***	9,101,221	—	2,376,549	6,011,371
Cash	115,221	34,805	—	639,115
Cash collateral for futures	—	—	149,985	—
Foreign currencies at value*****	481,292	5,805	70,246	141,551
Receivables:
Investments securities sold	9,511,045	391,353	5,559,879	36,591,766
Fund shares sold	69,311	1,198	70,657	14,526,671
Dividends	1,048,159	13,442	511,894	1,555,238
Foreign tax reclaims	—	—	115,276	389,061
Unrealized appreciation on forward foreign currency contracts	—	—	—	319,948
Prepaid expenses	59,003	43,333	44,083	2,200
Reimbursement due from manager	—	5,363	9,813	13,076
Total assets	317,085,895	32,104,820	94,722,435	396,797,421

LIABILITIES:
Payable for investment securities purchased	2,833,938	195,733	40,718	12,780,813
Payable for fund shares redeemed	5,107,882	100,261	7,200,212	44,396,225
Payable upon receipt of securities loaned	7,336,000	—	—	—
Payable to affiliates	380,131	42,211	60,206	255,895
Payable to custodian due to bank overdraft	—	—	174,394	—
Payable for trustee fees	2,583	162	468	1,782
Other accrued expenses and liabilities	86,801	68,290	233,015	168,590
Total liabilities	15,747,335	406,657	7,709,013	57,603,305
NET ASSETS	$301,338,560	$31,698,163	$87,013,422	$339,194,116

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$357,083,324	$29,785,583	$157,028,157	$359,532,528
Undistributed net investment income/ accumulated net investment loss	593,516	(298,248)	1,210,730	1,846,392
Accumulated net realized loss	(16,550,309)	(1,913,863)	(80,717,323)	(30,368,030)
Net unrealized appreciation (depreciation)	(39,787,971)	4,124,691	9,491,858	8,183,226
NET ASSETS	$301,338,560	$31,698,163	$87,013,422	$339,194,116

+ Including securities loaned at value	$7,032,505	$—	$—	$—
* Cost of investments in securities	$336,519,198	$27,485,362	$76,344,539	$328,764,318
*** Cost of short-term investments	$9,101,221	$—	$2,376,549	$6,011,371
***** Cost of foreign currencies	$481,278	$5,792	$70,096	$141,551

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	ING Global Value Choice Fund		ING Greater China Fund	ING Index Plus International Equity Fund	ING International Core Fund
Class A
Net assets		$131,779,211	$19,583,266	$7,283,068	$	n/a
Shares authorized		unlimited	unlimited	unlimited		n/a
Par value		$—	$—	$—	$	n/a
Shares outstanding		5,010,667	1,334,013	939,228		n/a
Net asset value and redemption price per share		$26.30	$14.68	$7.75	$	n/a
Maximum offering price per share (5.75%)(1)		$27.90	$15.58	$8.22	$	n/a

Class B
Net assets		$4,349,128	$1,717,325	$319,630	$	n/a
Shares authorized		unlimited	unlimited	unlimited		n/a
Par value		$—	$—	$—	$	n/a
Shares outstanding		153,260	119,125	40,738		n/a
Net asset value and redemption price per share†		$28.38	$14.42	$7.85	$	n/a

Class C
Net assets		$85,014,508	$3,314,725	$1,050,236	$	n/a
Shares authorized		unlimited	unlimited	unlimited		n/a
Par value		$—	$—	$—	$	n/a
Shares outstanding		3,452,304	229,883	135,569		n/a
Net asset value and redemption price per share†		$24.63	$14.42	$7.75	$	n/a

Class I
Net assets		$63,206,704	$2,551,624	$40,782,485		$339,194,116
Shares authorized		unlimited	unlimited	unlimited		unlimited
Par value		$—	$—	$—		$—
Shares outstanding		2,381,491	172,997	5,255,518		36,520,423
Net asset value and redemption price per share		$26.54	$14.75	$7.76		$9.29

Class O
Net assets	$	n/a	$4,528,373	$37,575,074	$	n/a
Shares authorized		n/a	unlimited	unlimited		n/a
Par value	$	n/a	$—	$—	$	n/a
Shares outstanding		n/a	311,077	4,882,440		n/a
Net asset value and redemption price per share	$	n/a	$14.56	$7.70	$	n/a

Class W
Net assets		$16,989,009	$2,850	$2,929	$	n/a
Shares authorized		unlimited	unlimited	unlimited		n/a
Par value		$—	$—	$—	$	n/a
Shares outstanding		640,831	193	378		n/a
Net asset value and redemption price per share		$26.51	$14.73	$7.74	$	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED)

	ING International Growth Fund	ING International Real Estate Fund	ING International Small Cap Fund	ING International Value Choice Fund
ASSETS:
Investments in securities at value+*	$144,973,062	$460,845,304	$259,394,298	$26,120,223
Short-term investments at value***	3,710,508	—	1,890,747	423,849
Cash	7,787,260	3,804,897	2,890,390	—
Foreign currencies at value*****	534	299,865	948,297	34,698
Receivables:
Investments securities sold	3,956,928	13,877,521	8,902,617	247,908
Fund shares sold	1,764,209	356,859	78,660	122,386
Dividends	479,422	2,567,402	1,178,113	112,233
Interest	—	50	—	—
Foreign tax reclaims	159,074	26,454	192,743	22,625
Prepaid expenses	16,607	44,068	56,495	40,271
Reimbursement due from manager	2,092	—	—	1,487
Total assets	162,849,696	481,822,420	275,532,360	27,125,680

LIABILITIES:
Payable for investment securities purchased	1,430,439	960,655	4,138,942	57,612
Payable for fund shares redeemed	15,074,667	6,178,859	6,622,754	31,352
Payable upon receipt of securities loaned	2,772,080	—	741,188	—
Payable to affiliates	108,367	459,873	338,867	27,273
Payable for trustee fees	761	2,317	1,364	142
Other accrued expenses and liabilities	133,968	290,030	193,111	42,699
Total liabilities	19,520,282	7,891,734	12,036,226	159,078
NET ASSETS	$143,329,414	$473,930,686	$263,496,134	$26,966,602

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$147,420,048	$743,561,353	$525,831,122	$46,527,802
Undistributed (distributions in excess of) net investment income	1,419,912	1,215,122	(58,952)	127,613
Accumulated net realized loss	(4,310,838)	(342,446,068)	(282,848,960)	(15,852,448)
Net unrealized appreciation (depreciation)	(1,199,708)	71,600,279	20,572,924	(3,836,365)
NET ASSETS	$143,329,414	$473,930,686	$263,496,134	$26,966,602

+ Including securities loaned at value	$2,640,845	$—	$683,603	$—
* Cost of investments in securities	$146,174,950	$389,279,484	$238,846,461	$29,958,043
*** Cost of short-term investments	$3,710,508	$—	$1,890,747	$423,849
***** Cost of foreign currencies	$4,520	$299,720	$934,884	$34,662

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	ING International Growth Fund		ING International Real Estate Fund		ING International Small Cap Fund	ING International Value Choice Fund
Class A
Net assets	$	n/a		$177,122,801	$94,763,923		$18,274,304
Shares authorized		n/a		unlimited	unlimited		unlimited
Par value	$	n/a		$—	$—		$—
Shares outstanding		n/a		21,708,499	2,513,919		2,001,593
Net asset value and redemption price per share	$	n/a		$8.16	$37.70		$9.13
Maximum offering price per share (5.75%)(1)	$	n/a		$8.66	$40.00		$9.69

Class B
Net assets	$	n/a		$1,728,805	$2,227,542		$409,888
Shares authorized		n/a		unlimited	unlimited		unlimited
Par value	$	n/a		$—	$—		$—
Shares outstanding		n/a		212,493	55,816		45,228
Net asset value and redemption price per share†	$	n/a		$8.14	$39.91		$9.06

Class C
Net assets	$	n/a		$16,646,916	$23,039,356		$3,736,648
Shares authorized		n/a		unlimited	unlimited		unlimited
Par value	$	n/a		$—	$—		$—
Shares outstanding		n/a		2,047,626	654,589		413,509
Net asset value and redemption price per share†	$	n/a		$8.13	$35.20		$9.04

Class I
Net assets		$143,329,414		$267,689,302	$108,165,273		$2,572,689
Shares authorized		unlimited		unlimited	unlimited		unlimited
Par value		$—		$—	$—		$—
Shares outstanding		14,766,797		32,785,767	2,871,981		282,028
Net asset value and redemption price per share		$9.71		$8.16	$37.66		$9.12

Class O
Net assets	$	n/a	$	n/a	$1,681,125	$	n/a
Shares authorized		n/a		n/a	unlimited		n/a
Par value	$	n/a	$	n/a	$—	$	n/a
Shares outstanding		n/a		n/a	45,013		n/a
Net asset value and redemption price per share	$	n/a	$	n/a	$37.35	$	n/a

Class W
Net assets	$	n/a		$10,742,862	$33,618,915		$1,973,073
Shares authorized		n/a		unlimited	unlimited		unlimited
Par value	$	n/a		$—	$—		$—
Shares outstanding		n/a		1,311,787	750,891		216,319
Net asset value and redemption price per share	$	n/a		$8.19	$44.77		$9.12

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED)

	ING International Value Fund	ING Russia Fund
ASSETS:
Investments in securities at value+*	$550,901,487	$295,926,704
Short-term investments at value***	1,230,304	3,579,863
Cash	2,828,233	2,940,924
Foreign currencies at value*****	807,019	666,222
Receivables:
Investments securities sold	4,166,598	414,961
Fund shares sold	847,980	87,127
Dividends	4,848,788	347,642
Foreign tax reclaims	2,371,573	—
Prepaid expenses	49,721	26,978
Total assets	568,051,703	303,990,421

LIABILITIES:
Payable for investment securities purchased	169,327	—
Payable for fund shares redeemed	655,682	602,780
Payable upon receipt of securities loaned	1,163,203	3,579,863
Payable to affiliates	693,658	399,009
Payable for trustee fees	3,136	1,448
Other accrued expenses and liabilities	584,333	507,796
Total liabilities	3,269,339	5,090,896
NET ASSETS	$564,782,364	$298,899,525

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,557,388,761	$326,137,929
Undistributed net investment income/ accumulated net investment loss	2,953,215	(2,476,376)
Accumulated net realized loss	(943,316,643)	(98,703,882)
Net unrealized appreciation (depreciation)	(52,242,969)	73,941,854
NET ASSETS	$564,782,364	$298,899,525

+ Including securities loaned at value	$1,107,006	$3,421,824
* Cost of investments in securities	$603,391,460	$222,011,774
*** Cost of short-term investments	$1,230,304	$3,579,863
***** Cost of foreign currencies	$804,036	$639,328

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	ING International Value Fund	ING Russia Fund
Class A
Net assets	$231,858,204		$285,505,264
Shares authorized	unlimited		unlimited
Par value	$0.010		$—
Shares outstanding	22,601,350		8,483,093
Net asset value and redemption price per share	$10.26		$33.66
Maximum offering price per share (5.75%)(1)	$10.89		$35.71

Class B
Net assets	$941,038	$	n/a
Shares authorized	unlimited		n/a
Par value	$0.010	$	n/a
Shares outstanding	90,738		n/a
Net asset value and redemption price per share†	$10.37	$	n/a

Class C
Net assets	$116,925,934	$	n/a
Shares authorized	unlimited		n/a
Par value	$0.010	$	n/a
Shares outstanding	11,738,280		n/a
Net asset value and redemption price per share†	$9.96	$	n/a

Class I
Net assets	$214,774,204		$13,387,298
Shares authorized	unlimited		unlimited
Par value	$0.010		$—
Shares outstanding	21,029,868		393,694
Net asset value and redemption price per share	$10.21		$34.00

Class W
Net assets	$282,984		$6,963
Shares authorized	unlimited		unlimited
Par value	$0.010		$—
Shares outstanding	27,698		205
Net asset value and redemption price per share	$10.22		$33.93

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

	ING Diversified International Fund	ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Global Bond Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,796,118	$—	$—	$—
Dividends, net of foreign taxes withheld*	—	635,117	878,828	5,436
Interest, net of foreign taxes withheld*	—	—	54	14,101,982
Securities lending income, net	—	7,715	5,659	—
Total investment income	1,796,118	642,832	884,541	14,107,418

EXPENSES:
Investment management fees	—	407,891	450,992	1,345,247
Distribution and service fees:
Class A	69,682	102,811	67	269,492
Class B	46,572	8,001	—	9,728
Class C	176,647	50,132	16	472,413
Class O	4,550	—	—	5,006
Class R	287	—	7	106
Transfer agent fees:
Class A	58,512	49,346	10	80,961
Class B	9,912	1,343	—	733
Class C	37,736	8,423	2	35,481
Class I	11,950	3,454	4,634	33,436
Class O	4,300	—	—	1,503
Class R	112	—	2	27
Class W	1,021	2,883	35	8,908
Administrative service fees	58,064	40,788	45,099	336,309
Shareholder reporting expense	1,830	11,084	20,930	30,030
Registration fees	52,988	37,395	41,060	78,748
Professional fees	15,096	21,718	23,475	43,649
Custody and accounting expense	13,170	53,858	79,807	109,764
Trustee fees	1,752	1,230	1,360	10,145
Offering expense	—	—	39,661	—
Miscellaneous expense	7,363	6,682	7,467	16,692
Interest expense	82	—	—	1,112
Total expenses	571,626	807,039	714,624	2,889,490
Net waived and reimbursed fees	(129,289)	(31,788)	(149,959)	(29,285)
Net expenses	442,337	775,251	564,665	2,860,205
Net investment income (loss)	1,353,781	(132,419)	319,876	11,247,213

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	12,488,069	1,608,099	7,627,535
Capital gain distributions from affiliated underlying funds	180,357	—	—	—
Foreign currency related transactions	—	(333,361)	(14,406)	(5,856,218)
Futures	—	—	352,686	3,105,385
Swaps	—	—	—	(4,543,371)
Sale of affiliated underlying funds	819,111	—	—	—
Written options	—	—	—	2,145,718
Net realized gain	999,468	12,154,708	1,946,379	2,479,049
Net change in unrealized appreciation (depreciation) on:
Investments	—	(10,599,236)	3,965,930	7,436,725
Affiliated underlying funds	2,898,898	—	—	—
Foreign currency related transactions	—	4,155	(32,287)	(163,393)
Futures	—	—	(419,148)	(396,273)
Swaps	—	—	—	(2,050,266)
Written options	—	—	—	494,242
Net change in unrealized appreciation (depreciation)	2,898,898	(10,595,081)	3,514,495	5,321,035
Net realized and unrealized gain	3,898,366	1,559,627	5,460,874	7,800,084
Increase in net assets resulting from operations	$5,252,147	$1,427,208	$5,780,750	$19,047,297

* Foreign taxes withheld	$—	$32,081	$57,799	$3,724

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Natural Resources Fund	ING Global Opportunities Fund	ING Global Real Estate Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,291,501	$822,087	$558,242	$51,064,099
Interest	1,583	—	—	—
Securities lending income, net	12,262	—	32,291	95,655
Total investment income	1,305,346	822,087	590,533	51,159,754

EXPENSES:
Investment management fees	270,088	480,710	267,279	12,855,614
Distribution and service fees:
Class A	40,607	130,331	35,197	1,533,123
Class B	27,192	—	19,963	68,836
Class C	104,996	—	116,875	1,002,064
Class O	16,857	—	—	16,852
Class R	—	—	—	161
Transfer agent fees:
Class A	24,445	92,937	31,879	1,067,101
Class B	4,059	—	4,397	11,978
Class C	15,773	—	26,368	174,366
Class I	1,681	5,856	1,774	949,578
Class O	10,181	—	—	11,730
Class R	—	—	—	56
Class W	1,192	1,870	93	233,061
Administrative service fees	38,583	55,806	29,697	1,805,409
Shareholder reporting expense	8,970	8,190	3,405	339,347
Registration fees	43,062	26,827	37,260	197,909
Professional fees	9,113	8,190	6,113	270,951
Custody and accounting expense	18,894	23,114	6,125	646,534
Trustee fees	1,164	1,683	896	54,461
Miscellaneous expense	5,658	3,619	2,840	87,693
Interest expense	12,727	—	219	—
Total expenses	655,242	839,133	590,380	21,326,824
Net waived and reimbursed fees	(9,766)	—	(50,565)	—
Net expenses	645,476	839,133	539,815	21,326,824
Net investment income (loss)	659,870	(17,046)	50,718	29,832,930

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	776,276	719,534	550,902	16,455,799
Foreign currency related transactions	(52,926)	4,076	(19,796)	21,620
Net realized gain	723,350	723,610	531,106	16,477,419
Net change in unrealized appreciation (depreciation) on:
Investments	3,360,359	(3,326,901)	2,830,424	288,970,835
Foreign currency related transactions	(21,698)	(4,490)	4,552	207,269
Net change in unrealized appreciation (depreciation)	3,338,661	(3,331,391)	2,834,976	289,178,104
Net realized and unrealized gain (loss)	4,062,011	(2,607,781)	3,366,082	305,655,523
Increase (decrease) in net assets resulting from operations	$4,721,881	$(2,624,827)	$3,416,800	$335,488,453

* Foreign taxes withheld	$72,059	$25,330	$55,795	$2,686,331

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

	ING Global Value Choice Fund	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Core Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,076,222	$55,812	$1,870,476	$4,171,728
Interest	—	—	407	—
Securities lending income, net	52,730	—	—	—
Total investment income	5,128,952	55,812	1,870,883	4,171,728

EXPENSES:
Investment management fees	2,285,892	185,505	256,212	1,329,269
Distribution and service fees:
Class A	242,841	25,085	8,924	—
Class B	25,237	8,624	1,731	—
Class C	594,624	17,550	4,801	—
Class O	—	5,705	46,846	—
Transfer agent fees:
Class A	129,045	35,589	5,262	—
Class B	3,391	3,058	255	—
Class C	79,375	6,225	709	—
Class I	57,022	2,217	5,092	551
Class O	—	8,093	27,622	—
Class W	15,132	5	3	—
Administrative service fees	256,887	16,131	46,583	177,233
Shareholder reporting expense	44,120	8,498	26,721	25,137
Registration fees	68,422	44,741	46,641	38,892
Professional fees	38,215	4,543	12,701	23,604
Custody and accounting expense	225,730	33,117	138,026	168,637
Trustee fees	7,749	487	1,406	5,346
Offering expense	—	—	—	18,540
Miscellaneous expense	2,742	5,132	8,045	9,541
Interest expense	13,062	22	—	—
Total expenses	4,089,486	410,327	637,580	1,796,750
Net waived and reimbursed fees	(46,036)	(56,729)	(187,931)	(110,289)
Brokerage commission recapture	(98,055)	—	—	(8,151)
Net expenses	3,945,395	353,598	449,649	1,678,310
Net investment income (loss)	1,183,557	(297,786)	1,421,234	2,493,418

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(11,449,040)	(654,646)	(2,235,674)	(9,503,130)
Foreign currency related transactions	(58,976)	(7,145)	(49,376)	430,147
Futures	—	—	282,385	—
Net realized loss	(11,508,016)	(661,791)	(2,002,665)	(9,072,983)
Net change in unrealized appreciation (depreciation) on:
Investments	(22,892,438)	1,967,119	3,150,440	28,522,441
Foreign currency related transactions	66,766	540	54,159	61,351
Futures	—	—	(194,266)	—
Net change in unrealized appreciation (depreciation)	(22,825,672)	1,967,659	3,010,333	28,583,792
Net realized and unrealized gain (loss)	(34,333,688)	1,305,868	1,007,668	19,510,809
Increase (decrease) in net assets resulting from operations	$(33,150,131)	$1,008,082	$2,428,902	$22,004,227

* Foreign taxes withheld	$344,437	$151	$147,091	$317,614

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

	ING International Growth Fund	ING International Real Estate Fund	ING International Small Cap Fund	ING International Value Choice Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,138,102	$8,108,396	$3,314,684	$408,524
Interest, net of foreign taxes withheld*	107	343	82	—
Securities lending income, net	70,572	—	20,349	—
Total investment income	2,208,781	8,108,739	3,335,115	408,524

EXPENSES:
Investment management fees	567,436	2,198,318	1,356,881	141,050
Distribution and service fees:
Class A	—	217,739	164,183	24,522
Class B	—	9,230	11,619	2,248
Class C	—	85,102	112,513	20,435
Class O	—	—	1,812	—
Transfer agent fees:
Class A	—	74,012	53,799	16,836
Class B	—	784	1,324	385
Class C	—	7,224	12,915	3,507
Class I	80	34,118	19,197	621
Class O	—	—	843	—
Class W	—	4,570	17,637	576
Administrative service fees	75,657	230,441	135,686	14,105
Shareholder reporting expense	19,870	11,903	38,980	3,213
Registration fees	21,493	40,115	48,434	38,022
Professional fees	17,311	31,668	34,698	7,844
Custody and accounting expense	76,563	163,466	109,624	10,965
Trustee fees	2,282	6,951	4,093	425
Offering expense	12,115	—	—	—
Miscellaneous expense	5,020	17,270	12,252	2,986
Interest expense	—	229	700	—
Total expenses	797,827	3,133,140	2,137,190	287,740
Net waived and reimbursed fees	(47,502)	(3,657)	(59,483)	(49,800)
Brokerage commission recapture	(420)	—	—	(6,217)
Net expenses	749,905	3,129,483	2,077,707	231,723
Net investment income	1,458,876	4,979,256	1,257,408	176,801

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,181,056)	708,589	(48,796)	282,899
Foreign currency related transactions	(17,805)	(4,552)	(18,584)	(11,878)
Net realized gain (loss)	(4,198,861)	704,037	(67,380)	271,021
Net change in unrealized appreciation (depreciation) on:
Investments	12,868,115	19,301,208	17,104,147	(2,605,900)
Foreign currency related transactions	7,631	52,292	47,709	4,295
Net change in unrealized appreciation (depreciation)	12,875,746	19,353,500	17,151,856	(2,601,605)
Net realized and unrealized gain (loss)	8,676,885	20,057,537	17,084,476	(2,330,584)
Increase (decrease) in net assets resulting from operations	$10,135,761	$25,036,793	$18,341,884	$(2,153,783)

* Foreign taxes withheld	$139,584	$658,456	$230,897	$38,759

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2012 (UNAUDITED)

	ING International Value Fund	ING Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,687,137	$635,493
Interest, net of foreign taxes withheld*	—	188
Securities lending income, net	6,219	217,287
Total investment income	9,693,356	852,968
EXPENSES:
Investment management fees	3,119,027	1,912,083
Distribution and service fees:
Class A	393,028	367,785
Class B	6,166	—
Class C	615,353	—
Transfer agent fees:
Class A	212,537	209,673
Class B	1,059	—
Class C	100,265	—
Class I	79,725	5,666
Class W	242	3
Administrative service fees	311,898	152,965
Shareholder reporting expense	34,456	25,985
Registration fees	42,048	30,673
Professional fees	44,075	28,825
Custody and accounting expense	163,731	572,558
Trustee fees	9,408	4,614
Miscellaneous expense	30,361	11,885
Interest expense	4,760	163
Total expenses	5,168,139	3,322,878
Net waived and reimbursed fees	(139,294)	—
Brokerage commission recapture	(11,742)	—
Net expenses	5,017,103	3,322,878
Net investment income (loss)	4,676,253	(2,469,910)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(36,116,913)	(593,224)
Foreign currency related transactions	(72,342)	(108,661)
Net realized loss	(36,189,255)	(701,885)
Net change in unrealized appreciation (depreciation) on:
Investments	26,550,126	3,269,875
Foreign currency related transactions	16,163	84,591
Net change in unrealized appreciation (depreciation)	26,566,289	3,354,466
Net realized and unrealized gain (loss)	(9,622,966)	2,652,581
Increase (decrease) in net assets resulting from operations	$(4,946,713)	$182,671

* Foreign taxes withheld	$828,327	$53,726

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Diversified International Fund		ING Emerging Countries Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$1,353,781	$1,061,111	$(132,419)	$647,671
Net realized gain	999,468	18,677,621	12,154,708	1,766,395
Net change in unrealized appreciation (depreciation)	2,898,898	(28,118,960)	(10,595,081)	(28,437,751)
Increase (decrease) in net assets resulting from operations	5,252,147	(8,380,228)	1,427,208	(26,023,685)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(702,513)	(849,416)	—	(1,500)
Class B	(25,317)	(6,446)	—	(47)
Class C	(95,652)	(41,009)	—	(284)
Class I	(173,157)	(101,208)	—	(104,897)
Class O	(47,020)	(31,234)	—	—
Class R	(1,361)	(1,151)	—	—
Class W	(14,983)	(30,647)	—	(6,703)
Return of capital:
Class A	—	(101,282)	—	—
Class B	—	(16,186)	—	—
Class C	—	(58,887)	—	—
Class I	—	(8,943)	—	—
Class O	—	(3,222)	—	—
Class R	—	(181)	—	—
Class W	—	(2,634)	—	—
Total distributions	(1,060,003)	(1,252,446)	—	(113,431)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,562,894	22,363,258	4,818,299	38,195,069
Payment from distribution/payment by affiliate	—	—	92,743	—
Reinvestment of distributions	865,547	1,031,590	—	111,428
	4,428,441	23,394,848	4,911,042	38,306,497
Cost of shares redeemed	(23,035,525)	(79,537,970)	(10,816,361)	(111,202,692)
Net decrease in net assets resulting from capital share transactions	(18,607,084)	(56,143,122)	(5,905,319)	(72,896,195)
Net decrease in net assets	(14,441,490)	(65,775,796)	(4,478,111)	(99,033,311)

NET ASSETS:
Beginning of year or period	127,062,441	192,838,237	85,708,251	184,741,562
End of year or period	$112,647,501	$127,062,441	$81,230,140	$85,708,251
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$290,300	$(3,478)	$(132,638)	$(219)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Emerging Markets Equity Fund		ING Global Bond Fund
	Six Months Ended April 30, 2012	October 11, 2011(1) to October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$319,876	$28,875	$11,247,213	$21,852,387
Net realized gain	1,946,379	8,717	2,479,049	16,073,329
Net change in unrealized appreciation (depreciation)	3,514,495	6,288,829	5,321,035	(32,404,908)
Increase in net assets resulting from operations	5,780,750	6,326,421	19,047,297	5,520,808

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(4,743,177)	(10,319,094)
Class B	—	—	(36,204)	(123,842)
Class C	—	—	(1,704,299)	(3,634,043)
Class I	(24,341)	—	(7,524,710)	(12,386,732)
Class O	—	—	(88,924)	(182,335)
Class R	—	—	(913)	(28)
Class W	(51)	—	(552,211)	(781,331)
Net realized gains:
Class A	(97)	—	(6,235,923)	(1,887,005)
Class B	—	—	(47,758)	(32,368)
Class C	(15)	—	(2,125,652)	(837,018)
Class I	(412,144)	—	(5,881,245)	(2,007,676)
Class O	—	—	(92,866)	(33,672)
Class R	(15)	—	(67)	(2)
Class W	(29)	—	(540,781)	(135,360)
Total distributions	(436,692)	—	(29,574,730)	(32,360,506)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,862,533	86,370,258	305,474,753	391,678,723
Reinvestment of distributions	436,632	—	25,074,200	28,050,981
	17,299,165	86,370,258	330,548,953	419,729,704
Cost of shares redeemed	(19,206,004)	(2,442,218)	(251,784,194)	(284,914,258)
Net increase (decrease) in net assets resulting from capital share transactions	(1,906,839)	83,928,040	78,764,759	134,815,446
Net increase in net assets	3,437,219	90,254,461	68,237,326	107,975,748

NET ASSETS:
Beginning of year or period	90,254,461	—	634,785,574	526,809,826
End of year or period	$93,691,680	$90,254,461	$703,022,900	$634,785,574
Undistributed (distributions in excess of) net investment income at end of year or period	$295,484	$—	$(3,006,703)	$396,522

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$659,870	$2,570,973	$(17,046)	$(7,619)
Net realized gain	723,350	10,591,735	723,610	7,013,328
Net change in unrealized appreciation (depreciation)	3,338,661	(10,445,478)	(3,331,391)	(823,473)
Increase (decrease) in net assets resulting from operations	4,721,881	2,717,230	(2,624,827)	6,182,236

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(323,018)	(874,518)	(148,637)	(48,857)
Class B	(33,421)	(119,042)	—	—
Class C	(135,093)	(405,823)	—	—
Class I	(36,644)	(183,379)	(8,098)	(4,269)
Class O	(134,441)	(333,562)	—	—
Class W	(15,702)	(177,709)	(1,999)	(286)
Total distributions	(678,319)	(2,094,033)	(158,734)	(53,412)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,676,502	16,908,904	6,973,679	25,951,963
Payment from distribution/payment by affiliate	—	—	72,582	—
Reinvestment of distributions	408,494	1,331,676	136,580	45,055
	5,084,996	18,240,580	7,182,841	25,997,018
Cost of shares redeemed	(12,175,982)	(86,143,790)	(10,141,717)	(23,993,332)
Net increase (decrease) in net assets resulting from capital share transactions	(7,090,986)	(67,903,210)	(2,958,876)	2,003,686
Net increase (decrease) in net assets	(3,047,424)	(67,280,013)	(5,742,437)	8,132,510

NET ASSETS:
Beginning of year or period	79,998,710	147,278,723	113,064,393	104,931,883
End of year or period	$76,951,286	$79,998,710	$107,321,956	$113,064,393
Undistributed (distributions in excess of) net investment income at end of year or period	$124,316	$142,765	$(176,856)	$(1,076)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Opportunities Fund		ING Global Real Estate Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$50,718	$(175,281)	$29,832,930	$49,759,483
Net realized gain	531,106	14,706,708	16,477,419	8,516,485
Net change in unrealized appreciation (depreciation)	2,834,976	(15,687,588)	289,178,104	(70,803,600)
Increase (decrease) in net assets resulting from operations	3,416,800	(1,156,161)	335,488,453	(12,527,632)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(1,182,323)	(5,439,733)	(35,022,501)
Class B	—	(118,277)	(22,846)	(493,908)
Class C	—	(655,582)	(294,639)	(5,139,321)
Class I	—	(248,370)	(11,944,248)	(45,540,364)
Class O	—	—	(59,179)	(398,628)
Class R	—	—	(419)	(11)
Class W	—	(5,789)	(1,481,474)	(8,822,397)
Return of capital:
Class A	—	—	(6,643,351)	(11,743,583)
Class B	—	—	(90,736)	(178,053)
Class C	—	—	(1,219,932)	(2,200,041)
Class I	—	—	(9,755,753)	(14,846,105)
Class O	—	—	(71,921)	(126,017)
Class R	—	—	(216)	(9)
Class W	—	—	(1,442,394)	(2,781,899)
Total distributions	—	(2,210,341)	(38,466,841)	(127,292,837)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,221,969	8,643,382	1,006,513,765	1,702,326,514
Reinvestment of distributions	—	1,766,239	33,816,256	109,936,296
	2,221,969	10,409,621	1,040,330,021	1,812,262,810
Cost of shares redeemed	(14,526,594)	(66,323,076)	(768,578,606)	(1,128,349,528)
Net increase (decrease) in net assets resulting from capital share transactions	(12,304,625)	(55,913,455)	271,751,415	683,913,282
Net increase (decrease) in net assets	(8,887,825)	(59,279,957)	568,773,027	544,092,813

NET ASSETS:
Beginning of year or period	65,563,992	124,843,949	3,440,875,406	2,896,782,593
End of year or period	$56,676,167	$65,563,992	$4,009,648,433	$3,440,875,406
Undistributed net investment income at end of year or period	$50,941	$223	$31,676,224	$21,085,832

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Value Choice Fund		ING Greater China Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$1,183,557	$4,470,605	$(297,786)	$81,193
Net realized gain (loss)	(11,508,016)	72,126,776	(661,791)	2,278,877
Net change in unrealized appreciation (depreciation)	(22,825,672)	(72,744,924)	1,967,659	(7,368,825)
Increase (decrease) in net assets resulting from operations	(33,150,131)	3,852,457	1,008,082	(5,008,755)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,085,355)	(3,111,531)	—	(325,406)
Class B	—	(43,014)	—	(12,309)
Class C	(366,940)	(1,315,055)	—	(29,517)
Class I	(2,716,719)	(2,957,286)	—	(33,759)
Class O	—	—	—	(55,567)
Class W	(288,924)	(584,591)	—	—
Net realized gains:
Class A	(20,838,644)	—	—	—
Class B	(485,497)	—	—	—
Class C	(13,221,208)	—	—	—
Class I	(19,281,134)	—	—	—
Class W	(2,277,810)	—	—	—
Total distributions	(61,562,231)	(8,011,477)	—	(456,558)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	47,659,956	389,319,314	3,551,716	9,633,718
Payment from distribution/payment by affiliate	364,932	—	—	—
Reinvestment of distributions	36,770,613	4,386,066	—	354,275
	84,795,501	393,705,380	3,551,716	9,987,993
Cost of shares redeemed	(328,909,604)	(243,707,957)	(6,750,833)	(15,867,785)
Net increase (decrease) in net assets resulting from capital share transactions	(244,114,103)	149,997,423	(3,199,117)	(5,879,792)
Net increase (decrease) in net assets	(338,826,465)	145,838,403	(2,191,035)	(11,345,105)

NET ASSETS:
Beginning of year or period	640,165,025	494,326,622	33,889,198	45,234,303
End of year or period	$301,338,560	$640,165,025	$31,698,163	$33,889,198
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$593,516	$4,867,897	$(298,248)	$(462)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus International Equity Fund		ING International Core Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	February 8, 2011(1) to October 31, 2011
FROM OPERATIONS:
Net investment income	$1,421,234	$2,130,084	$2,493,418	$3,449,116
Net realized gain (loss)	(2,002,665)	7,773,885	(9,072,983)	(22,238,217)
Net change in unrealized appreciation (depreciation)	3,010,333	(10,985,298)	28,583,792	(20,400,566)
Increase (decrease) in net assets resulting from operations	2,428,902	(1,081,329)	22,004,227	(39,189,667)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(172,400)	(119,991)	—	—
Class B	(4,426)	(2,716)	—	—
Class C	(15,082)	(5,994)	—	—
Class I	(1,376,087)	(1,354,511)	(3,175,306)	—
Class O	(927,783)	(609,056)	—	—
Class W	(83)	—	—	—
Total distributions	(2,495,861)	(2,092,268)	(3,175,306)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,976,017	51,836,203	45,842,415	448,417,065
Reinvestment of distributions	1,596,949	1,504,647	3,175,306	—
	8,572,966	53,340,850	49,017,721	448,417,065
Cost of shares redeemed	(16,221,527)	(93,789,046)	(78,265,979)	(59,613,945)
Net increase (decrease) in net assets resulting from capital share transactions	(7,648,561)	(40,448,196)	(29,248,258)	388,803,120
Net increase (decrease) in net assets	(7,715,520)	(43,621,793)	(10,419,337)	349,613,453

NET ASSETS:
Beginning of year or period	94,728,942	138,350,735	349,613,453	—
End of year or period	$87,013,422	$94,728,942	$339,194,116	$349,613,453
Undistributed net investment income at end of year or period	$1,210,730	$2,285,357	$1,846,392	$2,528,280

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Growth Fund		ING International Real Estate Fund
	Six Months Ended April 30, 2012	January 6, 2011(1) to October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$1,458,876	$2,459,539	$4,979,256	$11,496,038
Net realized gain (loss)	(4,198,861)	420,453	704,037	17,996,396
Net change in unrealized appreciation (depreciation)	12,875,746	(14,075,454)	19,353,500	(65,296,033)
Increase (decrease) in net assets resulting from operations	10,135,761	(11,195,462)	25,036,793	(35,803,599)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	(1,643,594)	(12,831,675)
Class B	—	—	(10,311)	(124,007)
Class C	—	—	(95,397)	(1,079,933)
Class I	(2,431,169)	—	(2,930,272)	(18,649,312)
Class W	—	—	(108,960)	(569,593)
Net realized gains:
Class I	(618,543)	—	—	—
Total distributions	(3,049,712)	—	(4,788,534)	(33,254,520)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,484,563	199,737,196	74,623,608	137,494,697
Reinvestment of distributions	3,049,712	—	1,108,859	13,943,866
	17,534,275	199,737,196	75,732,467	151,438,563
Cost of shares redeemed	(31,522,616)	(38,310,028)	(96,710,227)	(248,151,949)
Net increase (decrease) in net assets resulting from capital share transactions	(13,988,341)	161,427,168	(20,977,760)	(96,713,386)
Net increase (decrease) in net assets	(6,902,292)	150,231,706	(729,501)	(165,771,505)

NET ASSETS:
Beginning of year or period	150,231,706	—	474,660,187	640,431,692
End of year or period	$143,329,414	$150,231,706	$473,930,686	$474,660,187
Undistributed net investment income at end of year or period	$1,419,912	$2,392,205	$1,215,122	$1,024,400

(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Small Cap Fund		ING International Value Choice Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income	$1,257,408	$4,194,520	$176,801	$729,357
Net realized gain (loss)	(67,380)	44,928,242	271,021	(265,944)
Net change in unrealized appreciation (depreciation)	17,151,856	(62,985,420)	(2,601,605)	(4,469,597)
Increase (decrease) in net assets resulting from operations	18,341,884	(13,862,658)	(2,153,783)	(4,006,184)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,557,769)	(540,772)	(562,622)	(190,808)
Class B	(10,775)	(56)	(7,167)	—
Class C	(230,441)	(572)	(80,404)	(12,953)
Class I	(3,055,854)	(1,827,105)	(122,253)	(187,574)
Class O	(25,934)	(6,464)	—	—
Class W	(458,648)	(240,091)	(1,980)	(516)
Total distributions	(5,339,421)	(2,615,060)	(774,426)	(391,851)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,672,517	79,921,323	6,486,511	22,439,247
Payment from distribution/payment by affiliate	821,983	136,362	—	—
Reinvestment of distributions	3,263,088	1,515,427	677,136	351,441
	21,757,588	81,573,112	7,163,647	22,790,688
Cost of shares redeemed	(78,932,884)	(192,605,155)	(7,191,621)	(35,264,069)
Net decrease in net assets resulting from capital share transactions	(57,175,296)	(111,032,043)	(27,974)	(12,473,381)
Net decrease in net assets	(44,172,833)	(127,509,761)	(2,956,183)	(16,871,416)

NET ASSETS:
Beginning of year or period	307,668,967	435,178,728	29,922,785	46,794,201
End of year or period	$263,496,134	$307,668,967	$26,966,602	$29,922,785
Undistributed (distributions in excess of) net investment income at end of year or period	$(58,952)	$4,023,061	$127,613	$725,238

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Value Fund		ING Russia Fund
	Six Months Ended April 30, 2012	Year Ended October 31, 2011	Six Months Ended April 30, 2012	Year Ended October 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$4,676,253	$16,501,957	$(2,469,910)	$(1,256,315)
Net realized gain (loss)	(36,189,255)	(15,527,252)	(701,885)	1,651,353
Net change in unrealized appreciation (depreciation)	26,566,289	(63,706,978)	3,354,466	(29,282,257)
Increase (decrease) in net assets resulting from operations	(4,946,713)	(62,732,273)	182,671	(28,887,219)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(7,601,085)	(10,059,110)	—	—
Class B	(20,538)	(81)	—	—
Class C	(2,495,707)	(2,824,431)	—	—
Class I	(7,967,223)	(9,798,033)	—	—
Class W	(9,108)	(545,238)	—	—
Total distributions	(18,093,661)	(23,226,893)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,862,919	158,710,188	16,600,643	62,067,223
Payment from distribution/payment by affiliate	860,591	115,624	—	—
Reinvestment of distributions	14,532,214	18,121,879	—	—
	41,255,724	176,947,691	16,600,643	62,067,223
Redemption fee proceeds	—	—	42,398	217,940
Cost of shares redeemed	(157,213,480)	(623,758,163)	(46,171,140)	(131,466,024)
Net decrease in net assets resulting from capital share transactions	(115,957,756)	(446,810,472)	(29,528,099)	(69,180,861)
Net decrease in net assets	(138,998,130)	(532,769,638)	(29,345,428)	(98,068,080)

NET ASSETS:
Beginning of year or period	703,780,494	1,236,550,132	328,244,953	426,313,033
End of year or period	$564,782,364	$703,780,494	$298,899,525	$328,244,953
Undistributed net investment income at end of year or period	$2,953,215	$16,370,623	$(2,476,376)	$(6,466)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Diversified International Fund
Class A
04-30-12	8.62	0.11		0.32	0.43	0.11	—	—	0.11	—	—	8.94	5.07	0.72	0.50	0.50	2.63	53,339	16
10-31-11	9.33	0.08		(0.70)	(0.62)	0.08	—	0.01	0.09	—	—	8.62	(6.73)	0.68	0.50	0.50	0.97	61,325	112
10-31-10	8.27	0.06		1.07	1.13	0.06	—	0.01	0.07	—	—	9.33	13.71	0.63	0.39	0.39	0.76	102,460	49
10-31-09	7.30	0.24	•	1.59	1.83	0.86	—	—	0.86	—	—	8.27	28.22	0.76	0.38	0.38	3.45	129,966	32
10-31-08	14.98	0.17	•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	—	7.30	(50.04)	0.57	0.31	0.31	1.41	167,282	55
10-31-07	11.61	0.05	•	3.38	3.43	0.06	—	—	0.06	—	—	14.98	29.66	0.55	0.21	0.21	0.37	383,364	32
Class B
04-30-12	8.57	0.08		0.32	0.40	0.02	—	—	0.02	—	—	8.95	4.73	1.47	1.25	1.25	1.86	9,014	16
10-31-11	9.27	0.02		(0.71)	(0.69)	0.00 *	—	0.01	0.01	—	—	8.57	(7.42)	1.43	1.25	1.25	0.18	10,193	112
10-31-10	8.23	(0.00	)*	1.05	1.05	—	—	0.01	0.01	—	—	9.27	12.78	1.38	1.14	1.14	(0.03)	16,616	49
10-31-09	7.22	0.17	•	1.61	1.78	0.77	—	—	0.77	—	—	8.23	27.46	1.51	1.13	1.13	2.43	19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	—	7.22	(50.43)	1.32	1.06	1.06	0.67	20,167	55
10-31-07	11.54	(0.04)		3.35	3.31	0.01	—	—	0.01	—	—	14.84	28.68	1.30	0.96	0.96	(0.34)	43,667	32
Class C
04-30-12	8.55	0.08		0.32	0.40	0.02	—	—	0.02	—	—	8.93	4.74	1.47	1.25	1.25	1.84	34,298	16
10-31-11	9.26	0.01		(0.70)	(0.69)	0.01	—	0.01	0.02	—	—	8.55	(7.51)	1.43	1.25	1.25	0.15	38,542	112
10-31-10	8.21	(0.00	)*	1.06	1.06	—	—	0.01	0.01	—	—	9.26	12.88	1.38	1.14	1.14	(0.01)	59,015	49
10-31-09	7.21	0.17	•	1.60	1.77	0.77	—	—	0.77	—	—	8.21	27.32	1.51	1.13	1.13	2.54	71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	—	7.21	(50.43)	1.32	1.06	1.06	0.67	78,834	55
10-31-07	11.54	(0.05	)•	3.35	3.30	0.01	—	—	0.01	—	—	14.83	28.63	1.30	0.96	0.96	(0.39)	168,661	32
Class I
04-30-12	8.61	0.11		0.32	0.43	0.13	—	—	0.13	—	—	8.91	5.19	0.47	0.25	0.25	2.70	10,996	16
10-31-11	9.32	0.08	•	(0.67)	(0.59)	0.11	—	0.01	0.12	—	—	8.61	(6.46)	0.28	0.25	0.25	0.81	11,957	112
10-31-10	8.26	0.03	•	1.12	1.15	0.08	—	0.01	0.09	—	—	9.32	13.98	0.35	0.14	0.14	0.36	9,188	49
10-31-09	7.30	0.31	•	1.55	1.86	0.90	—	—	0.90	—	—	8.26	28.78	0.48	0.10	0.10	4.55	3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	—	7.30	(49.97)	0.32	0.06	0.06	1.69	16	55
10-31-07	11.63	0.03	•	3.41	3.44	0.08	—	—	0.08	—	—	14.99	29.69	0.30	0.09	0.09	0.21	32	32
Class O
04-30-12	8.56	0.11		0.31	0.42	0.11	—	—	0.11	—	—	8.87	5.09	0.72	0.50	0.50	2.48	3,977	16
10-31-11	9.28	0.07		(0.69)	(0.62)	0.09	—	0.01	0.10	—	—	8.56	(6.75)	0.68	0.50	0.50	0.62	3,516	112
10-31-10	8.24	0.05	•	1.08	1.13	0.08	—	0.01	0.09	—	—	9.28	13.81	0.63	0.34	0.34	0.55	2,947	49
10-31-09	7.29	0.10	•	1.74	1.84	0.89	—	—	0.89	—	—	8.24	28.45	0.76	0.38	0.38	1.30	1,911	32
06-04-08(4)–10-31-08	12.99	0.02	•	(5.72)	(5.70)	—	—	—	—	—	—	7.29	(43.88)	0.57	0.31	0.31	0.48	140	55
Class R
04-30-12	8.52	0.10		0.31	0.41	0.09	—	—	0.09	—	—	8.84	4.87	0.97	0.75	0.75	2.76	102	16
10-31-11	9.22	0.05		(0.68)	(0.63)	0.06	—	0.01	0.07	—	—	8.52	(6.89)	0.93	0.75	0.75	0.58	137	112
10-31-10	8.18	0.04	•	1.05	1.09	0.04	—	0.01	0.05	—	—	9.22	13.40	0.88	0.64	0.64	0.47	173	49
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	—	8.18	28.13	1.01	0.63	0.63	2.94	198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	—	7.22	(50.18)	0.82	0.56	0.56	1.26	183	55
12-12-06(4)–10-31-07	12.19	(0.05	)•	2.76	2.71	0.08	—	—	0.08	—	—	14.82	22.33	0.80	0.46	0.46	(0.46)	432	32
Class W
04-30-12	8.58	0.13		0.30	0.43	0.13	—	—	0.13	—	—	8.88	5.24	0.47	0.25	0.25	2.88	922	16
10-31-11	9.30	0.12	•	(0.72)	(0.60)	0.11	—	0.01	0.12	—	—	8.58	(6.55)	0.43	0.25	0.25	1.29	1,392	112
10-31-10	8.25	0.09	•	1.06	1.15	0.09	—	0.01	0.10	—	—	9.30	14.07	0.38	0.09	0.09	1.03	2,440	49
10-31-09	7.29	0.21	•	1.65	1.86	0.90	—	—	0.90	—	—	8.25	28.84	0.48	0.10	0.10	2.96	2,545	32
02-12-08(4)–10-31-08	12.17	0.06	•	(4.94)	(4.88)	—	—	—	—	—	—	7.29	(40.10)	0.32	0.06	0.06	0.80	1,506	55

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Emerging Countries Fund
Class A
04-30-12	24.71	(0.03)		0.55	0.52	—		—	—	—		0.03	—	25.26	2.23 (a)	1.96	1.85	1.85	(0.28)	58,812	20
10-31-11	28.88	0.09		(4.26)	(4.17)	0.00	*	—	—	0.00	*	—	—	24.71	(14.44)	1.95	1.81	1.81	0.31	61,675	91
10-31-10	23.64	(0.07)		5.31	5.24	—		—	—	—		—	—	28.88	22.17	2.15	1.91	1.91	(0.25)	86,497	98
10-31-09	16.04	0.05	•	7.82	7.87	0.50		—	—	0.50		0.23	—	23.64	52.02	2.28	2.04	2.04	0.29	77,556	148
10-31-08	41.48	0.71		(24.59)	(23.88)	0.45		1.11	—	1.56		—	—	16.04	(59.64)	2.10	1.96	1.94	1.86	60,207	177
10-31-07	29.62	0.47		11.82	12.29	0.43		—	—	0.43		—	—	41.48	41.93	1.99	1.89	1.86	1.42	197,307	51
Class B
04-30-12	24.15	(0.14)		0.55	0.41	—		—	—	—		0.03	—	24.59	1.82 (a)	2.61	2.60	2.60	(1.08)	1,482	20
10-31-11	28.43	(0.15	)•	(4.13)	(4.28)	0.00	*	—	—	0.00	*	—	—	24.15	(15.05)	2.60	2.56	2.56	(0.54)	1,900	91
10-31-10	23.45	(0.26	)•	5.24	4.98	—		—	—	—		—	—	28.43	21.24	2.80	2.66	2.66	(1.03)	3,901	98
10-31-09	15.73	(0.08	)•	7.74	7.66	0.17		—	—	0.17		0.23	—	23.45	50.68	2.93	2.79	2.79	(0.44)	4,973	148
10-31-08	40.67	0.36	•	(24.05)	(23.69)	0.14		1.11	—	1.25		—	—	15.73	(59.94)	2.75	2.71	2.69	1.10	4,312	177
10-31-07	29.04	0.24	•	11.57	11.81	0.18		—	—	0.18		—	—	40.67	40.85	2.64	2.64	2.61	0.67	16,648	51
Class C
04-30-12	22.67	(0.11)		0.50	0.39	—		—	—	—		0.03	—	23.09	1.85 (a)	2.61	2.60	2.60	(0.97)	10,171	20
10-31-11	26.69	(0.13)		(3.89)	(4.02)	0.00	*	—	—	0.00	*	—	—	22.67	(15.06)	2.60	2.56	2.56	(0.46)	10,669	91
10-31-10	22.01	(0.24	)•	4.92	4.68	—		—	—	—		—	—	26.69	21.26	2.80	2.66	2.66	(1.00)	15,873	98
10-31-09	14.82	(0.07	)•	7.26	7.19	0.22		—	—	0.22		0.22	—	22.01	50.69	2.93	2.79	2.79	(0.42)	16,868	148
10-31-08	38.45	0.34	•	(22.65)	(22.31)	0.21		1.11	—	1.32		—	—	14.82	(59.92)	2.75	2.71	2.69	1.11	14,586	177
10-31-07	27.53	0.20		10.97	11.17	0.25		—	—	0.25		—	—	38.45	40.82	2.64	2.64	2.61	0.65	53,885	51
Class I
04-30-12	24.92	0.01		0.55	0.56	—		—	—	—		0.03	—	25.51	2.37 (a)	1.51	1.50	1.50	0.07	7,658	20
10-31-11	29.03	0.23	•	(4.30)	(4.07)	0.04		—	—	0.04		—	—	24.92	(14.03)	1.44	1.40	1.40	0.80	8,104	91
10-31-10	23.66	0.06		5.31	5.37	—		—	—	—		—	—	29.03	22.70	1.61	1.47	1.47	0.28	72,072	98
10-31-09	16.11	0.13	•	7.82	7.95	0.63		—	—	0.63		0.23	—	23.66	52.74	1.74	1.60	1.60	0.71	30,758	148
10-31-08	41.63	0.56	•	(24.40)	(23.84)	0.57		1.11	—	1.68		—	—	16.11	(59.48)	1.67	1.63	1.61	1.79	18,429	177
10-31-07	29.72	0.55		11.90	12.45	0.54		—	—	0.54		—	—	41.63	42.41	1.56	1.56	1.53	1.71	41,551	51
Class W
04-30-12	26.02	(0.01)		0.59	0.58	—		—	—	—		0.03	—	26.63	2.34 (a)	1.61	1.60	1.60	(0.09)	3,108	20
10-31-11	30.36	0.14	•	(4.45)	(4.31)	0.03		—	—	0.03		—	—	26.02	(14.21)	1.60	1.56	1.56	0.48	3,361	91
10-31-10	24.77	(0.07)		5.66	5.59	—		—	—	—		—	—	30.36	22.57	1.80	1.66	1.66	(0.33)	6,398	98
10-31-09	16.85	0.01	•	8.31	8.32	0.64		—	—	0.64		0.24	—	24.77	52.70	1.74	1.60	1.60	0.04	93	148
02-12-08(4)–10-31-08	36.18	0.54	•	(19.86)	(19.32)	—		0.01	—	0.01		—	—	16.85	(53.42)	1.67	1.63	1.61	2.48	36	177
ING Emerging Markets Equity Fund
Class A
04-30-12	10.74	0.03	•	0.64	0.67	—		0.05	—	0.05		—	—	11.36	6.30	1.83	1.50	1.50	0.45	150	15
10-11-11(4)–10-31-11	10.00	(0.00	)*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1
Class C
04-30-12	10.73	(0.02)		0.66	0.64	—		0.05	—	0.05		—	—	11.32	6.02	2.58	2.25	2.25	(0.32)	3	15
10-11-11(4)–10-31-11	10.00	(0.00	)*	0.73	0.73	—		—	—	—		—	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1
Class I
04-30-12	10.74	0.04		0.65	0.69	0.00	*	0.05	—	0.05		—	—	11.38	6.51	1.58	1.25	1.25	0.71	91,563	15
10-11-11(4)–10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1
Class R
04-30-12	10.74	0.01		0.65	0.66	—		0.05	—	0.05		—	—	11.35	6.20	2.08	1.75	1.75	0.20	3	15
10-11-11(4)–10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	2.02	1.75	1.75	0.23	3	1
Class W
04-30-12	10.74	0.04	•	0.65	0.69	0.00	*	0.05	—	0.05		—	—	11.38	6.51	1.58	1.25	1.25	0.74	1,972	15
10-11-11(4)–10-31-11	10.00	0.00	*	0.74	0.74	—		—	—	—		—	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund
Class A
04-30-12	11.76	0.18		0.15	0.33	0.25	0.27	—	0.52	—	—	11.57	2.94	0.91		0.90		0.90		3.22		206,519	259
10-31-11	12.32	0.46	•	(0.32)	0.14	0.59	0.11	—	0.70	—	—	11.76	1.32	0.96	†	0.90	†	0.90	†	3.88	†	266,155	440
10-31-10	12.25	0.53	•	0.30	0.83	0.71	0.05	—	0.76	—	—	12.32	7.14	1.00	†	0.90	†	0.90	†	4.43	†	192,384	440
10-31-09	10.19	0.32		2.13	2.45	0.15	0.24	—	0.39	—	—	12.25	24.43	1.06	†	0.91	†	0.91	†	3.30	†	103,255	396
10-31-08	10.59	0.27	•	0.07	0.34	0.62	0.12	—	0.74	—	—	10.19	3.04	1.05	†	0.93	†	0.93	†	2.53	†	79,451	830
10-31-07	10.25	0.31	•	0.64	0.95	0.43	0.18	—	0.61	—	—	10.59	9.61	1.46		0.90		0.90		3.08		28,887	858
Class B
04-30-12	11.66	0.14		0.14	0.28	0.21	0.27	—	0.48	—	—	11.46	2.50	1.66		1.65		1.65		2.57		1,913	259
10-31-11	12.21	0.42		(0.36)	0.06	0.50	0.11	—	0.61	—	—	11.66	0.65	1.71	†	1.65	†	1.65	†	3.33	†	2,086	440
10-31-10	12.16	0.46		0.27	0.73	0.63	0.05	—	0.68	—	—	12.21	6.22	1.75	†	1.65	†	1.65	†	3.79	†	4,125	440
10-31-09	10.16	0.29		2.07	2.36	0.12	0.24	—	0.36	—	—	12.16	23.56	1.81	†	1.66	†	1.66	†	2.59	†	5,135	396
10-31-08	10.55	0.18	•	0.08	0.26	0.53	0.12	—	0.65	—	—	10.16	2.26	1.80	†	1.68	†	1.68	†	1.71	†	4,085	830
10-31-07	10.24	0.25	•	0.62	0.87	0.38	0.18	—	0.56	—	—	10.55	8.74	2.21		1.65		1.65		2.44		342	858
Class C
04-30-12	11.70	0.15		0.13	0.28	0.21	0.27	—	0.48	—	—	11.50	2.50	1.66		1.65		1.65		2.55		102,977	259
10-31-11	12.25	0.38		(0.31)	0.07	0.51	0.11	—	0.62	—	—	11.70	0.65	1.71	†	1.65	†	1.65	†	3.25	†	89,510	440
10-31-10	12.20	0.43	•	0.30	0.73	0.63	0.05	—	0.68	—	—	12.25	6.23	1.75	†	1.65	†	1.65	†	3.65	†	90,458	440
10-31-09	10.20	0.28	•	2.08	2.36	0.12	0.24	—	0.36	—	—	12.20	23.48	1.81	†	1.66	†	1.66	†	2.54	†	45,773	396
10-31-08	10.59	0.18	•	0.09	0.27	0.54	0.12	—	0.66	—	—	10.20	2.31	1.80	†	1.68	†	1.68	†	1.71	†	29,009	830
10-31-07	10.24	0.24	•	0.64	0.88	0.35	0.18	—	0.53	—	—	10.59	8.90	2.21		1.65		1.65		2.33		1,627	858
Class I
04-30-12	11.73	0.22		0.12	0.34	0.27	0.27	—	0.54	—	—	11.53	3.02	0.61		0.60		0.60		3.64		359,390	259
10-31-11	12.28	0.51	•	(0.32)	0.19	0.63	0.11	—	0.74	—	—	11.73	1.75	0.62	†	0.56	†	0.56	†	4.34	†	251,112	440
10-31-10	12.22	0.56	•	0.31	0.87	0.76	0.05	—	0.81	—	—	12.28	7.44	0.65	†	0.55	†	0.55	†	4.73	†	222,123	440
10-31-09	10.21	0.45	•	2.04	2.49	0.24	0.24	—	0.48	—	—	12.22	24.94	0.71	†	0.56	†	0.56	†	3.89	†	136,178	396
10-31-08	10.58	0.28	•	0.14	0.42	0.67	0.12	—	0.79	—	—	10.21	3.78	0.74	†	0.62	†	0.62	†	2.69	†	503	830
10-31-07	10.25	0.35	•	0.63	0.98	0.47	0.18	—	0.65	—	—	10.58	9.88	1.00		0.61		0.61		3.47		1	858
Class O
04-30-12	11.57	0.19		0.12	0.31	0.25	0.27	—	0.52	—	—	11.36	2.82	0.91		0.90		0.90		3.30		4,125	259
10-31-11	12.12	0.46	•	(0.31)	0.15	0.59	0.11	—	0.70	—	—	11.57	1.43	0.96	†	0.90	†	0.90	†	3.98	†	3,985	440
10-31-10	12.06	0.53	•	0.29	0.82	0.71	0.05	—	0.76	—	—	12.12	7.17	1.00	†	0.90	†	0.90	†	4.53	†	3,578	440
10-31-09	10.15	0.37	•	2.04	2.41	0.26	0.24	—	0.50	—	—	12.06	24.26	1.06	†	0.91	†	0.91	†	3.30	†	3,126	396
06-04-08(4)–10-31-08	10.65	0.10	•	(0.49)	(0.39)	0.11	—	—	0.11	—	—	10.15	(3.70)	1.05	†	0.93	†	0.93	†	2.47	†	222	830
Class R
04-30-12	11.75	0.17	•	0.13	0.30	0.23	0.27	—	0.50	—	—	11.55	2.68	1.16		1.15		1.15		2.99		264	259
08-05-11(4)–10-31-11	12.06	0.12	•	(0.31)	(0.19)	0.11	0.01	—	0.12	—	—	11.75	(1.59)	1.21	†	1.15	†	1.15	†	4.22	†	3	440
Class W
04-30-12	11.56	0.21		0.12	0.33	0.26	0.27	—	0.53	—	—	11.36	3.04	0.66		0.65		0.65		3.55		27,836	259
10-31-11	12.12	0.48		(0.31)	0.17	0.62	0.11	—	0.73	—	—	11.56	1.60	0.71	†	0.65	†	0.65	†	4.07	†	21,934	440
10-31-10	12.06	0.52	•	0.34	0.86	0.75	0.05	—	0.80	—	—	12.12	7.45	0.75	†	0.65	†	0.65	†	4.44	†	14,142	440
06-01-09(4)–10-31-09	11.22	0.14	•	1.03	1.17	0.33	—	—	0.33	—	—	12.06	10.54	0.71	†	0.56	†	0.56	†	2.85	†	1,533	396
ING Global Equity Dividend Fund
Class A
04-30-12	10.05	0.10		0.55	0.65	0.10	—	—	0.10	—	—	10.60	6.52	1.46		1.43		1.43		1.95		32,687	38
10-31-11	10.31	0.28	•	(0.29)	(0.01)	0.25	—	—	0.25	—	—	10.05	(0.16)	1.42		1.39		1.39		2.67		33,494	83
10-31-10	9.41	0.26	•	0.89	1.15	0.25	—	—	0.25	—	—	10.31	12.46	1.38		1.40		1.40		2.65		42,502	58
10-31-09	8.77	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.41	10.41	1.54		1.40		1.40		3.24		46,871	93
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	—	8.77	(40.84)	1.42		1.41		1.41		3.85		63,134	46
10-31-07	15.76	0.54	•	1.84	2.38	0.55	0.75	—	1.30	—	—	16.84	15.80	1.26		1.26		1.26		3.31		182,669	36

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Equity Dividend Fund (continued)
Class B
04-30-12	10.03	0.07		0.53	0.60	0.06	—	—	0.06	—	—	10.57	6.04		2.21		2.18		2.18		1.18		5,017	38
10-31-11	10.28	0.20	•	(0.29)	(0.09)	0.16	—	—	0.16	—	—	10.03	(0.86)		2.17		2.14		2.14		1.87		6,108	83
10-31-10	9.38	0.19	•	0.88	1.07	0.17	—	—	0.17	—	—	10.28	11.62		2.13		2.15		2.15		1.91		11,212	58
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.38	9.60		2.29		2.15		2.15		2.48		16,147	93
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	—	8.74	(41.32)		2.17		2.16		2.16		3.11		21,311	46
10-31-07	15.72	0.39		1.86	2.25	0.43	0.75	—	1.18	—	—	16.79	14.94		2.01		2.01		2.01		2.53		58,093	36
Class C
04-30-12	10.00	0.06		0.55	0.61	0.07	—	—	0.07	—	—	10.54	6.07		2.21		2.18		2.18		1.19		20,679	38
10-31-11	10.26	0.20	•	(0.29)	(0.09)	0.17	—	—	0.17	—	—	10.00	(0.91)		2.17		2.14		2.14		1.94		21,985	83
10-31-10	9.36	0.19	•	0.89	1.08	0.18	—	—	0.18	—	—	10.26	11.66		2.13		2.15		2.15		1.92		28,635	58
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.36	9.63		2.29		2.15		2.15		2.48		37,687	93
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	—	8.72	(41.29)		2.17		2.16		2.16		3.13		48,567	46
10-31-07	15.69	0.39		1.86	2.25	0.44	0.75	—	1.19	—	—	16.75	14.94		2.01		2.01		2.01		2.54		124,765	36
Class I
04-30-12	10.06	0.11		0.56	0.67	0.12	—	—	0.12	—	—	10.61	6.64		1.17		1.14		1.14		2.23		3,054	38
10-31-11	10.32	0.34	•	(0.31)	0.03	0.29	—	—	0.29	—	—	10.06	0.21		1.03		1.00		1.00		3.21		3,261	83
10-31-10	9.42	0.27	•	0.92	1.19	0.29	—	—	0.29	—	—	10.32	12.90		0.99		1.01		1.01		2.80		12,390	58
10-31-09	8.78	0.29	•	0.63	0.92	0.26	—	0.02	0.28	—	—	9.42	10.92		1.07		0.93		0.93		3.61		1,824	93
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	—	8.78	(40.49)		1.07		1.06		1.06		3.16		1,207	46
08-01-07(4)–10-31-07	15.81	0.12	•	1.03	1.15	0.13	—	—	0.13	—	—	16.83	7.26		0.90		0.90		0.90		2.98		1	36
Class O
04-30-12	10.03	0.10		0.55	0.65	0.10	—	—	0.10	—	—	10.58	6.52		1.46		1.43		1.43		1.96		13,944	38
10-31-11	10.29	0.28		(0.29)	(0.01)	0.25	—	—	0.25	—	—	10.03	(0.16)		1.42		1.39		1.39		2.68		13,358	83
10-31-10	9.40	0.26	•	0.89	1.15	0.26	—	—	0.26	—	—	10.29	12.41		1.38		1.40		1.40		2.65		14,721	58
10-31-09	8.76	0.26	•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.40	10.41		1.54		1.40		1.40		3.18		14,920	93
10-31-08	16.83	0.51	•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	—	8.76	(40.83)		1.42		1.41		1.41		3.95		14,695	46
11-15-06(4)–10-31-07	15.86	0.55	•	1.74	2.29	0.57	0.75	—	1.32	—	—	16.83	15.12		1.26		1.26		1.26		3.46		23,737	36
Class W
04-30-12	11.01	0.13		0.59	0.72	0.11	—	—	0.11	—	—	11.62	6.60		1.21		1.18		1.18		2.20		1,570	38
10-31-11	11.26	0.23	•	(0.23)	0.00 *	0.25	—	—	0.25	—	—	11.01	0.00		1.17		1.14		1.14		1.98		1,792	83
10-31-10	10.25	0.31	•	0.98	1.29	0.28	—	—	0.28	—	—	11.26	12.79		1.13		1.15		1.15		2.87		37,819	58
10-31-09	9.53	0.26	•	0.74	1.00	0.26	—	0.02	0.28	—	—	10.25	10.92		1.07		0.93		0.93		2.68		21,321	93
02-12-08(4)–10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	—	9.53	(31.78)		1.07		1.06		1.06		3.38		70	46
ING Global Natural Resources Fund
Class A
04-30-12	9.39	(0.00	)*	(0.23)	(0.23)	0.01	—	—	0.01	0.01	—	9.16	(2.30	)(b)	1.52		1.52		1.52		(0.04)		100,203	17
10-31-11	8.81	(0.00	)*	0.58	0.58	0.00 *	—	—	0.00 *	—	—	9.39	6.63		1.46		1.46		1.46		(0.02)		106,363	73
10-31-10	7.82	0.01		1.00	1.01	0.02	—	—	0.02	—	—	8.81	12.99		1.53	†	1.53	†	1.53	†	0.11	†	101,577	57
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—	0.45	—	—	7.82	24.38		1.64	†	1.64	†	1.64	†	0.45	†	99,674	81
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	—	6.74	(41.12)		1.46	†	1.46	†	1.46	†	0.37	†	83,713	116
10-31-07	10.46	(0.03)		4.36	4.33	0.26	0.35	—	0.61	—	—	14.18	43.22		1.44	†	1.44	†	1.44	†	(0.28	)†	157,367	121
Class I
04-30-12	9.43	0.01		(0.22)	(0.21)	0.02	—	—	0.02	0.01	—	9.21	(2.16	)(b)	1.21		1.21		1.21		0.13		5,101	17
10-31-11	8.82	0.03		0.59	0.62	0.01	—	—	0.01	—	—	9.43	7.04		1.13		1.13		1.13		0.31		4,961	73
10-31-10	7.83	0.04	•	1.01	1.05	0.06	—	—	0.06	—	—	8.82	13.43		1.11	†	1.11	†	1.11	†	0.52	†	2,977	57
10-31-09	6.75	0.05	•	1.52	1.57	0.06	0.43	—	0.49	—	—	7.83	25.10		1.19	†	1.19	†	1.19	†	0.68	†	510	81
10-31-08	14.19	0.12	•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	—	6.75	(40.87)		1.11	†	1.11	†	1.11	†	1.04	†	1	116
08-01-07(4)–10-31-07	12.07	0.00	*	2.12	2.12	—	—	—	—	—	—	14.19	17.56		1.08	†	1.08	†	1.08	†	0.09	†	2	121

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Natural Resources Fund (continued)
Class W
04-30-12	11.86	0.01		(0.28)	(0.27)	0.02	—	—	0.02	0.01	—	11.58	(2.22	)(b)	1.27		1.27		1.27		0.14		2,017	17
10-31-11	11.10	0.03		0.74	0.77	0.01	—	—	0.01	—	—	11.86	6.91		1.21		1.21		1.21		0.20		1,741	73
10-31-10	9.86	0.05		1.24	1.29	0.05	—	—	0.05	—	—	11.10	13.17		1.28	†	1.28	†	1.28	†	0.36	†	378	57
10-31-09	8.39	0.05	•	1.91	1.96	0.06	0.43	—	0.49	—	—	9.86	24.84		1.19	†	1.19	†	1.19	†	0.64	†	186	81
02-12-08(4)–10-31-08	12.84	0.03	•	(4.48)	(4.45)	—	—	—	—	—	—	8.39	(34.66)		1.11	†	1.11	†	1.11	†	0.38	†	27	116
ING Global Opportunities Fund
Class A
04-30-12	13.21	0.04		0.79	0.83	—	—	—	—	—	—	14.04	6.28		1.67		1.50		1.50		0.49		27,204	14
10-31-11	14.07	0.01		(0.55)	(0.54)	0.32	—	—	0.32	—	—	13.21	(3.96)		1.72		1.51		1.51		0.13		30,587	67
10-31-10	12.85	0.05	•	1.17	1.22	—	—	—	—	—	—	14.07	9.49		1.84		1.63		1.63		0.39		55,541	156
10-31-09	11.68	0.12	•	1.50	1.62	0.45	—	—	0.45	—	—	12.85	14.38		1.78	†	1.70	†	1.70	†	1.13	†	93,829	176
10-31-08	23.54	0.18	•	(10.65)	(10.47)	—	1.39	—	1.39	—	—	11.68	(47.01)		1.61	†	1.60	†	1.60	†	0.93	†	151,246	116
10-31-07	18.56	0.10		5.56	5.66	—	0.68	—	0.68	—	—	23.54	31.32		1.54		1.54		1.54		0.59		349,917	69
Class B
04-30-12	12.62	(0.02)		0.77	0.75	—	—	—	—	—	—	13.37	5.94		2.42		2.25		2.25		(0.28)		3,484	14
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	—	12.62	(4.78)		2.47		2.26		2.26		(0.63)		4,793	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	—	13.44	8.74		2.59		2.38		2.38		(0.35)		9,094	156
10-31-09	11.19	0.04	•	1.43	1.47	0.30	—	—	0.30	—	—	12.36	13.42		2.53	†	2.45	†	2.45	†	0.38	†	14,077	176
10-31-08	22.78	0.02	•	(10.22)	(10.20)	—	1.39	—	1.39	—	—	11.19	(47.42)		2.36	†	2.35	†	2.35	†	0.11	†	18,831	116
10-31-07	18.11	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.78	30.35		2.29		2.29		2.29		(0.16)		50,276	69
Class C
04-30-12	12.62	(0.02)		0.77	0.75	—	—	—	—	—	—	13.37	5.94		2.42		2.25		2.25		(0.26)		22,473	14
10-31-11	13.44	(0.09	)•	(0.54)	(0.63)	0.19	—	—	0.19	—	—	12.62	(4.76)		2.47		2.26		2.26		(0.63)		25,973	67
10-31-10	12.36	(0.04)		1.12	1.08	—	—	—	—	—	—	13.44	8.74		2.59		2.38		2.38		(0.35)		49,256	156
10-31-09	11.21	0.04	•	1.43	1.47	0.32	—	—	0.32	—	—	12.36	13.43		2.53	†	2.45	†	2.45	†	0.38	†	76,677	176
10-31-08	22.81	0.03	•	(10.24)	(10.21)	—	1.39	—	1.39	—	—	11.21	(47.40)		2.36	†	2.35	†	2.35	†	0.14	†	102,274	116
10-31-07	18.14	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.81	30.30		2.29		2.29		2.29		(0.14)		232,439	69
Class I
04-30-12	13.50	0.07		0.81	0.88	—	—	—	—	—	—	14.38	6.52		1.22		1.05		1.05		0.91		3,432	14
10-31-11	14.38	0.09	•	(0.58)	(0.49)	0.39	—	—	0.39	—	—	13.50	(3.55)		1.41		1.06		1.06		0.59		4,117	67
10-31-10	13.08	0.13	•	1.17	1.30	—	—	—	—	—	—	14.38	9.94		1.38		1.31		1.31		0.94		9,467	156
10-31-09	11.92	0.16	•	1.54	1.70	0.54	—	—	0.54	—	—	13.08	14.82		1.33	†	1.31	†	1.31	†	1.44	†	65,256	176
10-31-08	23.91	0.24	•	(10.84)	(10.60)	—	1.39	—	1.39	—	—	11.92	(46.82)		1.28	†	1.27	†	1.27	†	1.26	†	68,020	116
10-31-07	18.78	0.16		5.65	5.81	—	0.68	—	0.68	—	—	23.91	31.76		1.21		1.21		1.21		0.94		108,732	69
Class W
04-30-12	14.47	0.06		0.88	0.94	—	—	—	—	—	—	15.41	6.50		1.42		1.25		1.25		0.75		83	14
10-31-11	15.36	0.03	•	(0.62)	(0.59)	0.30	—	—	0.30	—	—	14.47	(3.94)		1.47		1.26		1.26		0.20		94	67
10-31-10	13.98	0.10	•	1.28	1.38	—	—	—	—	—	—	15.36	9.87		1.59		1.38		1.38		0.68		1,486	156
10-31-09	12.71	0.18	•	1.63	1.81	0.54	—	—	0.54	—	—	13.98	14.79		1.33	†	1.31	†	1.31	†	1.47	†	566	176
02-12-08(4)–10-31-08	20.48	0.27	•	(8.04)	(7.77)	—	—	—	—	—	—	12.71	(37.94)		1.28	†	1.27	†	1.27	†	2.03	†	296	116
ING Global Real Estate Fund
Class A
04-30-12	15.74	0.12		1.30	1.42	0.07	—	0.08	0.15	—	—	17.01	9.12		1.33		1.33		1.33		1.52		1,307,700	18
10-31-11	16.25	0.23		(0.15)	0.08	0.45	—	0.14	0.59	—	—	15.74	0.52		1.31	†	1.31	†	1.31	†	1.34	†	1,212,619	37
10-31-10	14.26	0.23	•	2.55	2.78	0.79	—	—	0.79	—	—	16.25	20.20		1.39	†	1.39	†	1.39	†	1.58	†	1,179,941	53
10-31-09	12.56	0.32	•	1.75	2.07	0.27	0.01	0.09	0.37	—	—	14.26	17.37		1.49	†	1.49	†	1.49	†	2.74	†	893,470	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.73	0.04	—	0.77	—	—	12.56	(46.00)		1.41	†	1.41	†	1.41	†	1.76	†	836,314	44
10-31-07	22.23	0.22	•	3.13	3.35	1.08	0.31	—	1.39	—	—	24.19	15.44		1.30		1.30		1.30		0.96		1,115,493	57

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING Global Real Estate Fund (continued)
Class B
04-30-12	13.02	0.05	•	1.07	1.12	0.03	—	0.08	0.11	—	—	14.03	8.65		2.08		2.08		2.08		0.75		13,863	18
10-31-11	13.54	0.08	•	(0.11)	(0.03)	0.35	—	0.14	0.49	—	—	13.02	(0.19)		2.06	†	2.06	†	2.06	†	0.57	†	14,716	37
10-31-10	12.01	0.11	•	2.13	2.24	0.71	—	—	0.71	—	—	13.54	19.33		2.14	†	2.14	†	2.14	†	0.88	†	20,350	53
10-31-09	10.66	0.20	•	1.46	1.66	0.22	0.01	0.08	0.31	—	—	12.01	16.39		2.24	†	2.24	†	2.24	†	2.06	†	22,218	66
10-31-08	20.67	0.16	•	(9.52)	(9.36)	0.61	0.04	—	0.65	—	—	10.66	(46.40)		2.16	†	2.16	†	2.16	†	0.99	†	23,663	44
10-31-07	19.20	0.04	•	2.69	2.73	0.95	0.31	—	1.26	—	—	20.67	14.59		2.05		2.05		2.05		0.22		57,837	57
Class C
04-30-12	13.81	0.05	•	1.15	1.20	0.03	—	0.08	0.11	—	—	14.90	8.71		2.08		2.08		2.08		0.75		210,710	18
10-31-11	14.33	0.10		(0.13)	(0.03)	0.35	—	0.14	0.49	—	—	13.81	(0.19)		2.06	†	2.06	†	2.06	†	0.58	†	207,588	37
10-31-10	12.67	0.11	•	2.26	2.37	0.71	—	—	0.71	—	—	14.33	19.33		2.14	†	2.14	†	2.14	†	0.83	†	201,027	53
10-31-09	11.22	0.21	•	1.54	1.75	0.22	0.01	0.07	0.30	—	—	12.67	16.40		2.24	†	2.24	†	2.24	†	2.03	†	149,943	66
10-31-08	21.70	0.16		(9.99)	(9.83)	0.61	0.04	—	0.65	—	—	11.22	(46.38)		2.16	†	2.16	†	2.16	†	0.99	†	153,110	44
10-31-07	20.10	0.04	•	2.82	2.86	0.95	0.31	—	1.26	—	—	21.70	14.57		2.05		2.05		2.05		0.20		303,235	57
Class I
04-30-12	15.75	0.14	•	1.30	1.44	0.10	—	0.08	0.18	—	—	17.01	9.23		1.00		1.00		1.00		1.83		2,167,016	18
10-31-11	16.25	0.27	•	(0.12)	0.15	0.51	—	0.14	0.65	—	—	15.75	0.92		0.99	†	0.99	†	0.99	†	1.65	†	1,709,220	37
10-31-10	14.26	0.28	•	2.56	2.84	0.85	—	—	0.85	—	—	16.25	20.65		0.99	†	0.99	†	0.99	†	1.89	†	1,232,413	53
10-31-09	12.57	0.35	•	1.76	2.11	0.30	0.01	0.11	0.42	—	—	14.26	17.76		1.12	†	1.12	†	1.12	†	2.96	†	457,742	66
10-31-08	24.21	0.38	•	(11.17)	(10.79)	0.81	0.04	—	0.85	—	—	12.57	(45.77)		1.01	†	1.01	†	1.01	†	2.12	†	225,881	44
10-31-07	22.23	0.28	•	3.16	3.44	1.15	0.31	—	1.46	—	—	24.21	15.88		0.95		0.95		0.95		1.24		76,869	57
Class O
04-30-12	15.74	0.12		1.30	1.42	0.07	—	0.08	0.15	—	—	17.01	9.12		1.33		1.33		1.33		1.51		14,275	18
10-31-11	16.25	0.20		(0.12)	0.08	0.45	—	0.14	0.59	—	—	15.74	0.51		1.31	†	1.31	†	1.31	†	1.33	†	13,521	37
10-31-10	14.26	0.24	•	2.54	2.78	0.79	—	—	0.79	—	—	16.25	20.19		1.39	†	1.39	†	1.39	†	1.61	†	14,861	53
10-31-09	12.55	0.32	•	1.76	2.08	0.27	0.01	0.09	0.37	—	—	14.26	17.38		1.49	†	1.49	†	1.49	†	2.76	†	13,575	66
10-31-08	24.19	0.33	•	(11.19)	(10.86)	0.74	0.04	—	0.78	—	—	12.55	(46.03)		1.41	†	1.41	†	1.41	†	1.74	†	12,758	44
11-15-06(4)–10-31-07	22.20	0.20	•	3.20	3.40	1.10	0.31	—	1.41	—	—	24.19	15.68		1.30		1.30		1.30		0.90		26,137	57
Class R
04-30-12	15.73	0.10	*	1.29	1.39	0.06	—	0.08	0.14	—	—	16.98	8.93		1.58		1.58		1.58		1.27		194	18
08-05-11(4)–10-31-11	15.54	(0.02	)•	0.31	0.29	0.05	—	0.05	0.10	—	—	15.73	1.98		1.56	†	1.56	†	1.56	†	(0.56	)†	3	37
Class W
04-30-12	15.77	0.14		1.30	1.44	0.09	—	0.08	0.17	—	—	17.04	9.23		1.08		1.08		1.08		1.75		295,889	18
10-31-11	16.28	0.26	•	(0.14)	0.12	0.49	—	0.14	0.63	—	—	15.77	0.78		1.06	†	1.06	†	1.06	†	1.59	†	283,208	37
10-31-10	14.28	0.27	•	2.56	2.83	0.83	—	—	0.83	—	—	16.28	20.52		1.14	†	1.14	†	1.14	†	1.81	†	248,192	53
10-31-09	12.59	0.34	•	1.78	2.12	0.31	0.01	0.11	0.43	—	—	14.28	17.78		1.12	†	1.12	†	1.12	†	2.88	†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)	(6.37)	0.33	—	—	0.33	—	—	12.59	(33.53)		1.01	†	1.01	†	1.01	†	1.95	†	50,233	44
ING Global Value Choice Fund
Class A
04-30-12	32.23	0.09	•	(2.68)	(2.59)	0.31	3.05	—	3.36	0.02	—	26.30	(8.19	)(c)	1.53		1.50		1.46		0.62		131,779	18
10-31-11	31.83	0.21		0.66	0.87	0.47	—	—	0.47	—	—	32.23	2.69		1.43		1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	—	—	0.17	0.04	—	31.83	21.97	(d)	1.50		1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	—	—	—	—	—	—	26.25	55.88		1.58	†	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	—	—	0.16	—	—	16.84	(40.34)		1.62	†	1.55	†	1.53	†	0.41	†	38,258	73
10-31-07	21.72	0.01		6.67	6.68	—	—	—	—	—	—	28.40	30.76		1.77		1.82		1.81		0.04		58,600	66

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)		(%)		(%)		(%)	($000’s)	(%)
ING Global Value Choice Fund (continued)
Class B
04-30-12	34.28	(0.00	)*•	(2.87)	(2.87)	—	3.05		—	3.05	0.02	—	28.38	(8.52	)(c)	2.28		2.25		2.21		(0.02)	4,349	18
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	—		—	0.20	—	—	34.28	1.94		2.18		2.18		2.17		(0.12)	5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	—		—	0.07	0.04	—	33.82	21.07	(d)	2.25		2.24		2.23		(0.34)	7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	—	—		—	—	—	—	28.00	54.70		2.33	†	2.25	†	2.24	†	(0.19)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	—	—		—	—	—	—	18.10	(40.81)		2.37	†	2.30	†	2.28	†	(0.39)†	6,722	73
10-31-07	23.54	(0.17	)•	7.21	7.04	—	—		—	—	—	—	30.58	29.91		2.42		2.47		2.46		(0.62)	22,049	66
Class C
04-30-12	30.27	(0.01	)•	(2.52)	(2.53)	0.08	3.05		—	3.13	0.02	—	24.63	(8.51	)(c)	2.28		2.25		2.21		(0.10)	85,015	18
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	—		—	0.35	—	—	30.27	1.93		2.18		2.18		2.17		(0.05)	134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	—		—	0.08	0.04	—	30.03	21.04	(d)	2.25		2.24		2.23		(0.33)	103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	—	—		—	—	—	—	24.88	54.73		2.33	†	2.25	†	2.24	†	(0.30)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—		—	0.02	—	—	16.08	(40.79)		2.37	†	2.30	†	2.28	†	(0.36)†	21,045	73
10-31-07	20.93	(0.14	)•	6.39	6.25	—	—		—	—	—	—	27.18	29.86		2.42		2.47		2.46		(0.60)	39,537	66
Class I
04-30-12	32.58	0.09	•	(2.67)	(2.58)	0.43	3.05		—	3.48	0.02	—	26.54	(8.06	)(c)	1.21		1.21		1.17		0.62	63,207	18
10-31-11	32.14	0.37	•	0.62	0.99	0.55	—		—	0.55	—	—	32.58	3.04		1.08		1.08		1.07		1.09	241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	—		—	0.24	0.04	—	32.14	22.49	(d)	1.12		1.11		1.10		0.84	152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	—	—		—	—	—	—	26.46	56.38		1.18	†	1.17	†	1.16	†	0.82 †	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—		—	0.28	—	—	16.92	(40.13)		1.22	†	1.22	†	1.20	†	0.76 †	5,794	73
10-31-07	21.73	0.15		6.69	6.84	—	—		—	—	—	—	28.57	31.48		1.25		1.30		1.29		0.67	7,845	66
Class W
04-30-12	32.50	0.15		(2.72)	(2.57)	0.39	3.05		—	3.44	0.02	—	26.51	(8.06	)(c)	1.28		1.25		1.21		0.91	16,989	18
10-31-11	32.07	0.29	•	0.68	0.97	0.54	—		—	0.54	—	—	32.50	2.98		1.18		1.18		1.17		0.87	25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	—		—	0.24	0.04	—	32.07	22.23	(d)	1.25		1.24		1.23		0.73	30,105	49
06-01-09(4)–10-31-09	24.24	(0.08	)•	2.30	2.22	—	—		—	—	—	—	26.46	9.16		1.18	†	1.17	†	1.16	†	(0.79)†	250	81
ING Greater China Fund
Class A
04-30-12	14.19	(0.13)		0.62	0.49	—	—		—	—	—	—	14.68	3.45		2.45		2.10		2.10		(1.75)	19,583	37
10-31-11	16.40	0.05		(2.08)	(2.03)	0.18	—		—	0.18	—	—	14.19	(12.53)		2.11		2.10		2.10		0.29	21,370	129
10-31-10	14.28	0.04	•	2.29	2.33	0.21	—		—	0.21	—	—	16.40	16.49		2.11		2.10		2.10		0.27	29,947	90
10-31-09	9.24	0.07	•	5.78	5.85	0.21	0.60		—	0.81	—	—	14.28	67.10		2.29		2.11		2.11		0.58	32,860	134
10-31-08	24.43	0.05	•	(13.12)	(13.07)	0.06	2.06		—	2.12	—	—	9.24	(57.63)		1.96		1.96		1.96		0.32	20,481	159
10-31-07	12.49	0.07		11.93	12.00	0.06	0.00	*	—	0.06	—	—	24.43	96.41		1.91		1.91		1.91		0.54	73,804	109
Class B
04-30-12	13.99	(0.18)		0.61	0.43	—	—		—	—	—	—	14.42	3.07		3.20		2.85		2.85		(2.51)	1,717	37
10-31-11	16.18	(0.08	)•	(2.04)	(2.12)	0.07	—		—	0.07	—	—	13.99	(13.14)		2.86		2.85		2.85		(0.51)	1,771	129
10-31-10	14.11	(0.07	)•	2.26	2.19	0.12	—		—	0.12	—	—	16.18	15.61		2.86		2.85		2.85		(0.45)	2,772	90
10-31-09	9.08	(0.03	)•	5.72	5.69	0.06	0.60		—	0.66	—	—	14.11	65.73		3.04		2.86		2.86		(0.29)	3,246	134
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06		—	2.06	—	—	9.08	(57.95)		2.71		2.71		2.71		(0.33)	1,901	159
10-31-07	12.42	(0.03	)•	11.79	11.76	0.04	0.00	*	—	0.04	—	—	24.14	94.92		2.66		2.66		2.66		(0.19)	7,414	109
Class C
04-30-12	13.99	(0.18	)•	0.61	0.43	—	—		—	—	—	—	14.42	3.07		3.20		2.85		2.85		(2.50)	3,315	37
10-31-11	16.19	(0.06)		(2.06)	(2.12)	0.08	—		—	0.08	—	—	13.99	(13.16)		2.86		2.85		2.85		(0.39)	4,186	129
10-31-10	14.15	(0.08	)•	2.28	2.20	0.16	—		—	0.16	—	—	16.19	15.64		2.86		2.85		2.85		(0.53)	5,772	90
10-31-09	9.09	(0.02	)•	5.73	5.71	0.05	0.60		—	0.65	—	—	14.15	65.77		3.04		2.86		2.86		(0.15)	6,182	134
10-31-08	24.16	(0.09	)•	(12.92)	(13.01)	—	2.06		—	2.06	—	—	9.09	(57.94)		2.71		2.71		2.71		(0.52)	2,694	159
10-31-07	12.43	(0.03	)•	11.79	11.76	0.03	0.00	*	—	0.03	—	—	24.16	94.75		2.66		2.66		2.66		(0.20)	12,386	109

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Greater China Fund (continued)
Class I
04-30-12	14.23	(0.09)		0.61	0.52	—	—	—	—	—		—	14.75	3.65	2.03		1.68		1.68		(1.37)		2,552	37
10-31-11	16.44	0.12	•	(2.10)	(1.98)	0.23	—	—	0.23	—		—	14.23	(12.20)	1.78		1.77		1.77		0.74		1,924	129
10-31-10	14.31	0.17	•	2.23	2.40	0.27	—	—	0.27	—		—	16.44	16.97	1.72		1.71		1.71		1.15		2,212	90
10-31-09	9.28	0.19	•	5.72	5.91	0.28	0.60	—	0.88	—		—	14.31	67.79	1.86		1.68		1.68		1.48		690	134
10-31-08	24.46	0.16	•	(13.18)	(13.02)	0.10	2.06	—	2.16	—		—	9.28	(57.42)	1.70		1.70		1.70		1.02		39	159
10-31-07	12.50	0.11		11.93	12.04	0.08	0.00 *	—	0.08	—		—	24.46	96.81	1.66		1.66		1.66		0.73		52	109
Class O
04-30-12	14.07	(0.13)		0.62	0.49	—	—	—	—	—		—	14.56	3.48	2.45		2.10		2.10		(1.76)		4,528	37
10-31-11	16.27	0.07		(2.08)	(2.01)	0.19	—	—	0.19	—		—	14.07	(12.51)	2.11		2.10		2.10		0.48		4,636	129
10-31-10	14.19	0.07	•	2.24	2.31	0.23	—	—	0.23	—		—	16.27	16.49	2.11		2.10		2.10		0.49		4,530	90
10-31-09	9.26	0.11	•	5.70	5.81	0.28	0.60	—	0.88	—		—	14.19	66.79	2.29		2.11		2.11		0.85		2,966	134
06-04-08(4)–10-31-08	16.83	0.11	•	(7.68)	(7.57)	—	—	—	—	—		—	9.26	(44.98)	1.96		1.96		1.96		2.23		206	159
Class W
04-30-12	14.23	(0.11)		0.61	0.50	—	—	—	—	—		—	14.73	3.51	2.20		1.85		1.85		(1.50)		3	37
08-05-11(4)–10-31-11	15.51	0.02		(1.30)	(1.28)	0.00 *	—	—	0.00 *	—		—	14.23	(8.25)	1.86		1.85		1.85		0.61		3	129
ING Index Plus International Equity Fund
Class A
04-30-12	7.77	0.11		0.06	0.17	0.19	—	—	0.19	—		—	7.75	2.38	1.55		1.15		1.15		2.88		7,283	78
10-31-11	8.36	0.18		(0.66)	(0.48)	0.11	—	—	0.11	—		—	7.77	(5.81)	1.48	†	1.15	†	1.15	†	1.98	†	7,322	140
10-31-10	7.80	0.13		0.58	0.71	0.15	—	—	0.15	0.00	*	0.00	8.36	9.17 (e)	1.31	†	1.16	†	1.16	†	1.65	†	8,969	171
10-31-09	6.35	0.16	•	1.49	1.65	0.23	—	—	0.23	0.03		—	7.80	27.40 (f)	1.53		1.15		1.15		2.58		8,828	169
10-31-08	13.95	0.19	•	(6.24)	(6.05)	0.18	1.37	—	1.55	—		—	6.35	(48.51)	1.73		1.30		1.30		1.93		9,446	215
10-31-07	11.68	0.14	•	2.48	2.62	0.08	0.27	—	0.35	—		—	13.95	22.98	1.13		1.16		1.16		1.17		2,233	213
Class B
04-30-12	7.79	0.08	•	0.07	0.15	0.09	—	—	0.09	—		—	7.85	2.09	2.30		1.90		1.90		2.04		320	78
10-31-11	8.36	0.10	•	(0.64)	(0.54)	0.03	—	—	0.03	—		—	7.79	(6.47)	2.23	†	1.90	†	1.90	†	1.16	†	387	140
10-31-10	7.80	0.06	•	0.58	0.64	0.08	—	—	0.08	0.00	*	—	8.36	8.30 (e)	2.06	†	1.91	†	1.91	†	0.86	†	772	171
10-31-09	6.29	0.11	•	1.49	1.60	0.12	—	—	0.12	0.03		—	7.80	26.41 (f)	2.28		1.90		1.90		1.74		1,221	169
10-31-08	13.90	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.29	(48.88)	2.48		2.05		2.05		1.22		1,571	215
10-31-07	11.63	0.09	•	2.51	2.60	0.06	0.27	—	0.33	—		—	13.90	22.85	1.89		1.92		1.92		0.67		734	213
Class C
04-30-12	7.72	0.07		0.08	0.15	0.12	—	—	0.12	—		—	7.75	2.13	2.30		1.90		1.90		2.14		1,050	78
10-31-11	8.30	0.10	•	(0.64)	(0.54)	0.04	—	—	0.04	—		—	7.72	(6.52)	2.23	†	1.90	†	1.90	†	1.23	†	943	140
10-31-10	7.75	0.07	•	0.57	0.64	0.09	—	—	0.09	0.00	*	—	8.30	8.35 (e)	2.06	†	1.91	†	1.91	†	0.93	†	1,202	171
10-31-09	6.28	0.11	•	1.48	1.59	0.15	—	—	0.15	0.03		—	7.75	26.45 (f)	2.28		1.90		1.90		1.78		1,445	169
10-31-08	13.89	0.12	•	(6.20)	(6.08)	0.16	1.37	—	1.53	—		—	6.28	(48.91)	2.48		2.05		2.05		1.16		1,311	215
10-31-07	11.61	0.09	•	2.50	2.59	0.04	0.27	—	0.31	—		—	13.89	22.81	1.89		1.92		1.92		0.69		1,126	213
Class I
04-30-12	7.80	0.14		0.04	0.18	0.22	—	—	0.22	—		—	7.76	2.66	1.17		0.77		0.77		3.25		40,782	78
10-31-11	8.38	0.17		(0.61)	(0.44)	0.14	—	—	0.14	—		—	7.80	(5.34)	1.04	†	0.71	†	0.71	†	2.02	†	47,132	140
10-31-10	7.81	0.14	•	0.59	0.73	0.16	—	—	0.16	0.00	*	—	8.38	9.46 (e)	0.85	†	0.83	†	0.83	†	1.86	†	81,470	171
10-31-09	6.42	0.18	•	1.50	1.68	0.32	—	—	0.32	0.03		—	7.81	27.81 (f)	0.92		0.90		0.90		2.83		51,144	169
10-31-08	14.06	0.29	•	(6.32)	(6.03)	0.24	1.37	—	1.61	—		—	6.42	(48.12)	1.05		0.62		0.62		2.80		54,838	215
10-31-07	11.70	0.20		2.55	2.75	0.12	0.27	—	0.39	—		—	14.06	24.14	0.84		0.87		0.87		1.78		118,924	213

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)		(%)		(%)		(%)		($000’s)	(%)
ING Index Plus International Equity Fund (continued)
Class O
04-30-12	7.71	0.11		0.07	0.18	0.19	—	—	0.19	—	—	7.70	2.55	1.55		1.15		1.15		2.87		37,575	78
10-31-11	8.30	0.17		(0.65)	(0.48)	0.11	—	—	0.11	—	—	7.71	(5.85)	1.48	†	1.15	†	1.15	†	1.98	†	38,942	140
10-31-10	7.75	0.14		0.56	0.70	0.15	—	—	0.15	0.00 *	—	8.30	9.10 (e)	1.31	†	1.16	†	1.16	†	1.65	†	45,938	171
10-31-09	6.31	0.16	•	1.49	1.65	0.24	—	—	0.24	0.03	—	7.75	27.60 (f)	1.53		1.15		1.15		2.53		47,328	169
11-09-07(4)–10-31-08	13.09	0.19	•	(5.36)	(5.17)	0.24	1.37	—	1.61	—	—	6.31	(45.16)	1.73		1.30		1.30		2.03		41,539	215
Class W
04-30-12	7.79	0.12		0.05	0.17	0.22	—	—	0.22	—	—	7.74	2.48	1.30		0.90		0.90		3.13		3	78
08-05-11(4)–10-31-11	7.93	0.03		(0.17)	(0.14)	—	—	—	—	—	—	7.79	(1.77)	1.23	†	0.90	†	0.90	†	1.73	†	3	140
ING International Core Fund
Class I
04-30-12	8.83	0.06		0.48	0.54	0.08	—	—	0.08	—	—	9.29	6.23	1.01		0.95		0.95		1.41		339,194	33
02-08-11(4)–10-31-11	10.00	0.11	•	(1.28)	(1.17)	—	—	—	—	—	—	8.83	(11.70)	1.00		0.95		0.95		1.56		349,613	57
ING International Growth Fund
Class I
04-30-12	9.30	0.10		0.50	0.60	0.15	0.04	—	0.19	—	—	9.71	6.71	1.06		0.99		0.99		1.93		143,329	12
01-06-11(4)–10-31-11	10.00	0.15		(0.85)	(0.70)	—	—	—	—	—	—	9.30	(7.00)	1.07		0.99		0.99		1.91		150,232	33
ING International Real Estate Fund
Class A
04-30-12	7.81	0.08		0.34	0.42	0.07	—	—	0.07	—	—	8.16	5.50	1.50		1.50		1.50		2.00		177,123	21
10-31-11	8.85	0.15		(0.73)	(0.58)	0.46	—	—	0.46	—	—	7.81	(6.96)	1.47		1.47		1.47		1.84		189,499	63
10-31-10	8.48	0.14	•	0.85	0.99	0.62	—	—	0.62	—	—	8.85	12.46	1.50		1.50		1.50		1.77		240,779	60
10-31-09	6.91	0.17		1.57	1.74	0.17	—	—	0.17	—	—	8.48	25.77	1.73		1.53		1.53		2.43		116,989	72
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36	—	0.19	0.55	—	—	6.91	(50.31)	1.48		1.50		1.50		1.76		89,623	46
10-31-07	11.63	0.13	•	3.14	3.27	0.34	—	—	0.34	—	—	14.56	28.49	1.51		1.50		1.50		0.99		271,425	44
Class B
04-30-12	7.78	0.05		0.35	0.40	0.04	—	—	0.04	—	—	8.14	5.23	2.25		2.25		2.25		1.24		1,729	21
10-31-11	8.82	0.09	•	(0.74)	(0.65)	0.39	—	—	0.39	—	—	7.78	(7.79)	2.22		2.22		2.22		1.06		2,088	63
10-31-10	8.44	0.08	•	0.86	0.94	0.56	—	—	0.56	—	—	8.82	11.74	2.25		2.25		2.25		1.05		3,019	60
10-31-09	6.88	0.12		1.56	1.68	0.12	—	—	0.12	—	—	8.44	24.82	2.48		2.28		2.28		1.78		3,875	72
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27	—	0.19	0.46	—	—	6.88	(50.72)	2.23		2.25		2.25		1.00		4,004	46
10-31-07	11.59	0.03	•	3.14	3.17	0.26	—	—	0.26	—	—	14.50	27.69	2.26		2.25		2.25		0.25		11,819	44
Class C
04-30-12	7.78	0.05		0.34	0.39	0.04	—	—	0.04	—	—	8.13	5.11	2.25		2.25		2.25		1.24		16,647	21
10-31-11	8.81	0.11		(0.75)	(0.64)	0.39	—	—	0.39	—	—	7.78	(7.64)	2.22		2.22		2.22		1.12		18,966	63
10-31-10	8.44	0.08	•	0.85	0.93	0.56	—	—	0.56	—	—	8.81	11.65	2.25		2.25		2.25		1.05		25,632	60
10-31-09	6.88	0.13		1.54	1.67	0.11	—	—	0.11	—	—	8.44	24.76	2.48		2.28		2.28		1.81		26,520	72
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27	—	0.19	0.46	—	—	6.88	(50.69)	2.23		2.25		2.25		1.00		36,661	46
10-31-07	11.59	0.03	•	3.13	3.16	0.26	—	—	0.26	—	—	14.49	27.58	2.26		2.25		2.25		0.24		121,529	44
Class I
04-30-12	7.82	0.09		0.34	0.43	0.09	—	—	0.09	—	—	8.16	5.56	1.20		1.20		1.20		2.33		267,689	21
10-31-11	8.87	0.19		(0.75)	(0.56)	0.49	—	—	0.49	—	—	7.82	(6.75)	1.14		1.14		1.14		2.08		253,837	63
10-31-10	8.49	0.18		0.85	1.03	0.65	—	—	0.65	—	—	8.87	12.90	1.17		1.17		1.17		2.13		365,799	60
10-31-09	6.92	0.19		1.57	1.76	0.19	—	—	0.19	—	—	8.49	26.12	1.23		1.23		1.23		2.80		387,251	72
10-31-08	14.58	0.23	•	(7.31)	(7.08)	0.39	—	0.19	0.58	—	—	6.92	(50.14)	1.16		1.18		1.18		2.22		290,227	46
10-31-07	11.64	0.16	•	3.15	3.31	0.37	—	—	0.37	—	—	14.58	28.80	1.26		1.25		1.25		1.22		127,029	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions												Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payments from Distribution settlement/ affiliate	Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund (continued)
Class W
04-30-12	7.84	0.09		0.34	0.43	0.08		—		—	0.08		—	—	8.19	5.62		1.25		1.25		1.25		2.23		10,743	21
10-31-11	8.89	0.19	•	(0.75)	(0.56)	0.49		—		—	0.49		—	—	7.84	(6.76)		1.22		1.22		1.22		2.21		10,270	63
10-31-10	8.51	0.16	•	0.86	1.02	0.64		—		—	0.64		—	—	8.89	12.80		1.25		1.25		1.25		2.01		5,202	60
10-31-09	6.91	0.19		1.60	1.79	0.19		—		—	0.19		—	—	8.51	26.61		1.23		1.23		1.23		2.85		2,094	72
02-12-08(4)–10-31-08	11.48	0.17	•	(4.59)	(4.42)	0.10		—		0.05	0.15		—	—	6.91	(38.91)		1.18		1.20		1.20		2.45		307	46
ING International Small Cap Fund
Class A
04-30-12	35.39	0.14	•	2.64	2.78	0.57		—		—	0.57		0.10	—	37.70	8.43	(g)	1.75		1.70		1.70		0.78		94,764	13
10-31-11	37.55	0.29	•	(2.32)	(2.03)	0.14		—		—	0.14		0.01	—	35.39	(5.41	)(h)	1.72		1.70		1.70		0.74		99,873	37
10-31-10	31.45	0.14	•	6.28	6.42	0.40		—		—	0.40		0.08	—	37.55	20.85	(i)	1.81	†	1.79	†	1.79	†	0.42	†	144,594	63
10-31-09	22.73	0.21	•	9.04	9.25	0.71		—		—	0.71		0.18	—	31.45	42.73	(j)	1.95	†	1.95	†	1.95	†	0.85	†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88		—	8.20		—	—	22.73	(59.84)		1.70		1.70		1.70		1.27		160,896	84
10-31-07	47.15	0.31		19.25	19.56	0.28		—		—	0.28		—	—	66.43	41.67		1.60		1.60		1.60		0.67		523,535	93
Class B
04-30-12	37.10	0.02	•	2.86	2.88	0.17		—		—	0.17		0.10	—	39.91	8.10	(g)	2.40		2.35		2.35		0.09		2,228	13
10-31-11	39.49	(0.00	)*•	(2.41)	(2.41)	0.00	*	—		—	0.00	*	0.02	—	37.10	(6.05	)(h)	2.37		2.35		2.35		(0.01)		2,592	37
10-31-10	33.01	(0.09	)•	6.62	6.53	0.13		—		—	0.13		0.08	—	39.49	20.07	(i)	2.46	†	2.44	†	2.44	†	(0.27	)†	5,120	63
10-31-09	23.48	0.06	•	9.45	9.51	0.17		—		—	0.17		0.19	—	33.01	41.60	(j)	2.60	†	2.60	†	2.60	†	0.24	†	8,383	103
10-31-08	68.31	0.21	•	(37.16)	(36.95)	—		7.88		—	7.88		—	—	23.48	(60.10)		2.35		2.35		2.35		0.45		11,892	84
10-31-07	48.53	0.00	*•	19.78	19.78	—		—		—	—		—	—	68.31	40.76		2.25		2.25		2.25		0.00	*	65,619	93
Class C
04-30-12	32.93	0.02	•	2.49	2.51	0.33		—		—	0.33		0.09	—	35.20	8.09	(g)	2.40		2.35		2.35		0.13		23,039	13
10-31-11	35.04	0.04	•	(2.16)	(2.12)	0.00	*	—		—	0.00	*	0.01	—	32.93	(6.02	)(h)	2.37		2.35		2.35		0.11		23,410	37
10-31-10	29.41	(0.07	)•	5.87	5.80	0.24		—		—	0.24		0.07	—	35.04	20.05	(i)	2.46	†	2.44	†	2.44	†	(0.23	)†	31,078	63
10-31-09	21.15	0.05	•	8.46	8.51	0.42		—		—	0.42		0.17	—	29.41	41.80	(j)	2.60	†	2.60	†	2.60	†	0.21	†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88		—	7.88		—	—	21.15	(60.11)		2.35		2.35		2.35		0.58		29,760	84
10-31-07	44.39	0.00	*•	18.09	18.09	0.00	*	—		—	0.00	*	—	—	62.48	40.76		2.25		2.25		2.25		0.01		104,274	93
Class I
04-30-12	35.50	0.20	•	2.63	2.83	0.77		—		—	0.77		0.10	—	37.66	8.65	(g)	1.32		1.27		1.27		1.14		108,165	13
10-31-11	37.66	0.50	•	(2.35)	(1.85)	0.32		—		—	0.32		0.01	—	35.50	(4.97	)(h)	1.27		1.25		1.25		1.26		153,676	37
10-31-10	31.53	0.33		6.27	6.60	0.55		—		—	0.55		0.08	—	37.66	21.45	(i)	1.28	†	1.26	†	1.26	†	0.99	†	210,965	63
10-31-09	22.85	0.32	•	9.09	9.41	0.91		—		—	0.91		0.18	—	31.53	43.57	(j)	1.45	†	1.45	†	1.45	†	1.29	†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88		—	8.40		—	—	22.85	(59.66)		1.29		1.29		1.29		1.71		139,213	84
10-31-07	47.35	0.60		19.25	19.85	0.48		—		—	0.48		—	—	66.72	42.24		1.20		1.20		1.20		1.12		376,737	93
Class O
04-30-12	35.13	0.18		2.59	2.77	0.65		—		—	0.65		0.10	—	37.35	8.50	(g)	1.65		1.60		1.60		0.96		1,681	13
10-31-11	37.30	0.39	•	(2.37)	(1.98)	0.20		—		—	0.20		0.01	—	35.13	(5.32	)(h)	1.62		1.60		1.60		1.00		1,425	37
10-31-10	31.28	0.19		6.22	6.41	0.47		—		—	0.47		0.08	—	37.30	20.95	(i)	1.71	†	1.69	†	1.69	†	0.66	†	1,164	63
10-31-09	22.75	0.18	•	9.07	9.25	0.90		—		—	0.90		0.18	—	31.28	43.07	(j)	1.85	†	1.85	†	1.85	†	0.69	†	565	103
06-04-08(4)–10-31-08	47.28	0.18	•	(24.71)	(24.53)	—		0.00	*	—	—		—	—	22.75	(51.88)		1.60		1.60		1.60		1.39		62	84
Class W
04-30-12	42.00	0.27		3.22	3.49	0.72		—		—	0.72		0.00 *	—	44.77	8.62	(g)	1.40		1.35		1.35		1.21		33,619	13
10-31-11	44.49	0.53	•	(2.79)	(2.26)	0.25		—		—	0.25		0.02	—	42.00	(5.08	)(h)	1.37		1.35		1.35		1.14		26,693	37
10-31-10	37.21	0.32	•	7.41	7.73	0.54		—		—	0.54		0.09	—	44.49	21.24	(i)	1.46	†	1.44	†	1.44	†	0.82	†	42,257	63
10-31-09	26.83	0.37		10.71	11.08	0.92		—		—	0.92		0.22	—	37.21	43.54	(j)	1.45	†	1.45	†	1.45	†	1.32	†	12,096	103
02-12-08(4)–10-31-08	50.70	0.50	•	(24.37)	(23.87)	—		0.00	*	—	—		—	—	26.83	(47.08)		1.29		1.29		1.29		1.80		10,366	84

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions												Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)		($)	($)	(%)		(%)		(%)		(%)		(%)		($000’s)	(%)
ING International Value Choice Fund
Class A
04-30-12	10.13	0.07		(0.80)	(0.73)	0.27		—	—	0.27		—		—	9.13	(7.13)		1.97		1.60		1.56		1.32		18,274	9
10-31-11	10.96	0.16		(0.90)	(0.74)	0.09		—	—	0.09		—		—	10.13	(6.82)		1.82	†	1.60	†	1.60	†	1.42	†	21,037	48
10-31-10	9.68	0.08	•	1.26	1.34	0.06		—	—	0.06		—		—	10.96	13.95		1.78	†	1.70	†	1.70	†	0.77	†	22,683	43
10-31-09	7.56	0.06		2.14	2.20	0.08		—	—	0.08		—		—	9.68	29.22		1.83	†	1.70	†	1.70	†	0.86	†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98	—	2.08		—		—	7.56	(40.21)		1.62	†	1.65	†	1.64	†	0.52	†	8,940	73
10-31-07	12.42	0.10	•	2.65	2.75	0.07		0.21	—	0.28		—		—	14.89	22.48		1.63		1.70		1.70		0.77		16,598	88
Class B
04-30-12	9.95	0.03		(0.77)	(0.74)	0.15		—	—	0.15		—		—	9.06	(7.43)		2.72		2.35		2.31		0.57		410	9
10-31-11	10.77	0.08	•	(0.90)	(0.82)	—		—	—	—		—		—	9.95	(7.61)		2.57	†	2.35	†	2.35	†	0.58	†	481	48
10-31-10	9.53	0.01	•	1.24	1.25	0.01		—	—	0.01		—		—	10.77	13.11		2.53	†	2.45	†	2.45	†	0.09	†	1,160	43
10-31-09	7.44	0.02	•	2.07	2.09	0.00	*	—	—	0.00	*	—		—	9.53	28.13		2.58	†	2.45	†	2.45	†	0.18	†	1,786	44
10-31-08	14.67	(0.03	)•	(5.22)	(5.25)	0.00	*	1.98	—	1.98		—		—	7.44	(40.63)		2.37	†	2.40	†	2.39	†	(0.27	)†	1,738	73
10-31-07	12.27	0.00	*•	2.61	2.61	—		0.21	—	0.21		—		—	14.67	21.54		2.38		2.45		2.45		0.01		3,805	88
Class C
04-30-12	9.96	0.04		(0.78)	(0.74)	0.18		—	—	0.18		—		—	9.04	(7.37)		2.72		2.35		2.31		0.56		3,737	9
10-31-11	10.80	0.09		(0.90)	(0.81)	0.03		—	—	0.03		—		—	9.96	(7.55)		2.57	†	2.35	†	2.35	†	0.69	†	4,449	48
10-31-10	9.56	0.01	•	1.24	1.25	0.01		—	—	0.01		—		—	10.80	13.07		2.53	†	2.45	†	2.45	†	0.06	†	5,195	43
10-31-09	7.46	0.01	•	2.09	2.10	0.00	*	—	—	0.00	*	—		—	9.56	28.19		2.58	†	2.45	†	2.45	†	0.14	†	4,091	44
10-31-08	14.70	(0.03	)•	(5.23)	(5.26)	—		1.98	—	1.98		—		—	7.46	(40.62)		2.37	†	2.40	†	2.39	†	(0.25	)†	2,267	73
10-31-07	12.29	0.00	*	2.62	2.62	—		0.21	—	0.21		—		—	14.70	21.58		2.38		2.45		2.45		0.00	*	4,930	88
Class I
04-30-12	10.14	0.07	•	(0.79)	(0.72)	0.30		—	—	0.30		—		—	9.12	(7.01)		1.59		1.35		1.31		1.46		2,573	9
10-31-11	10.96	0.23	•	(0.93)	(0.70)	0.12		—	—	0.12		—		—	10.14	(6.50)		1.38	†	1.28	†	1.28	†	1.82	†	3,892	48
10-31-10	9.67	0.12	•	1.25	1.37	0.08		—	—	0.08		—		—	10.96	14.26		1.35	†	1.35	†	1.35	†	1.24	†	17,722	43
10-31-09	7.57	0.10	•	2.12	2.22	0.12		—	—	0.12		—		—	9.67	29.58		1.39	†	1.39	†	1.39	†	1.19	†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—	2.14		—		—	7.57	(39.96)		1.27	†	1.30	†	1.29	†	0.80	†	36,089	73
10-31-07	12.42	0.17	•	2.64	2.81	0.10		0.21	—	0.31		—		—	14.92	23.04		1.24		1.31		1.31		1.29		60,413	88
Class W
04-30-12	10.14	0.13	•	(0.85)	(0.72)	0.30		—	—	0.30		—		—	9.12	(7.03)		1.72		1.35		1.31		2.89		1,973	9
10-31-11	10.97	0.22		(0.94)	(0.72)	0.11		—	—	0.11		—		—	10.14	(6.62)		1.57	†	1.35	†	1.35	†	2.06	†	63	48
10-31-10	9.68	0.12	•	1.25	1.37	0.08		—	—	0.08		—		—	10.97	14.27		1.53	†	1.45	†	1.45	†	1.15	†	34	43
06-01-09(4)–10-31-09	9.18	0.01	•	0.49	0.50	—		—	—	—		—		—	9.68	5.45		1.39	†	1.39	†	1.39	†	0.30	†	3	44
ING International Value Fund
Class A
04-30-12	10.59	0.07	•	(0.13)	(0.06)	0.28		—	—	0.28		0.01		—	10.26	(0.26	)(k)	1.67		1.63		1.62		1.46		231,858	18
10-31-11	11.78	0.20	•	(1.16)	(0.96)	0.23		—	—	0.23		0.00	*	—	10.59	(8.33	)(l)	1.65		1.64		1.64		1.68		306,024	116
10-31-10	11.30	0.18	•	0.45	0.63	0.17		—	—	0.17		0.02		—	11.78	5.78	(m)	1.62	†	1.62	†	1.62	†	1.63	†	549,016	81
10-31-09	11.13	0.14		1.88	2.02	0.35		1.51	—	1.86		0.01		—	11.30	21.74	(n)	1.75	†	1.75	†	1.75	†	1.25	†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23		3.35	—	3.58		—		—	11.13	(42.58)		1.58	†	1.58	†	1.57	†	1.95	†	931,162	23
10-31-07	21.52	0.24	•	3.73	3.97	0.20		2.14	—	2.34		—		—	23.15	19.87		1.59		1.59		1.59		1.08		2,136,218	32
Class B
04-30-12	10.61	0.04	•	(0.13)	(0.09)	0.16		—	—	0.16		0.01		—	10.37	(0.60	)(k)	2.37		2.33		2.32		0.73		941	18
10-31-11	11.66	0.11	•	(1.16)	(1.05)	0.00	*	—	—	0.00	*	0.00	*	—	10.61	(9.00	)(l)	2.35		2.34		2.34		0.94		1,430	116
10-31-10	11.14	0.11	•	0.43	0.54	0.04		—	—	0.04		0.02		—	11.66	5.07	(m)	2.32	†	2.32	†	2.32	†	0.96	†	3,132	81
10-31-09	10.88	0.06	•	1.87	1.93	0.17		1.51	—	1.68		0.01		—	11.14	20.91	(n)	2.45	†	2.45	†	2.45	†	0.65	†	37,743	92
10-31-08	22.64	0.19	•	(8.58)	(8.39)	0.02		3.35	—	3.37		—		—	10.88	(43.00)		2.28	†	2.28	†	2.27	†	1.12	†	85,873	23
10-31-07	21.07	0.08	•	3.66	3.74	0.03		2.14	—	2.17		—		—	22.64	19.03		2.29		2.29		2.29		0.39		301,705	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/ affiliate		Redemption fees applied to capital	Net asset value, end of year or period	Total Return (1)		Expenses before reductions/ additions (2)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions (2)(3)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)		(%)		(%)		(%)	($000’s)	(%)
ING International Value Fund (continued)
Class C
04-30-12	10.23	0.04	•	(0.13)	(0.09)	0.19	—	—	0.19	0.01		—	9.96	(0.58	)(k)	2.37		2.33		2.32		0.81	116,926	18
10-31-11	11.40	0.11	•	(1.12)	(1.01)	0.16	—	—	0.16	0.00	*	—	10.23	(8.98	)(l)	2.35		2.34		2.34		0.98	137,199	116
10-31-10	10.95	0.11	•	0.43	0.54	0.11	—	—	0.11	0.02		—	11.40	5.07	(m)	2.32	†	2.26	†	2.26	†	0.99 †	210,574	81
10-31-09	10.79	0.05	•	1.85	1.90	0.24	1.51	—	1.75	0.01		—	10.95	20.92	(n)	2.45	†	2.40	†	2.40	†	0.58 †	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08	3.35	—	3.43	—		—	10.79	(42.94)		2.28	†	2.18	†	2.17	†	1.34 †	326,812	23
10-31-07	20.98	0.08	•	3.65	3.73	0.05	2.14	—	2.19	—		—	22.52	19.10		2.29		2.28		2.28		0.38	757,941	32
Class I
04-30-12	10.58	0.10		(0.15)	(0.05)	0.33	—	—	0.33	0.01		—	10.21	(0.09	)(k)	1.27		1.23		1.22		1.90	214,774	18
10-31-11	11.77	0.23	•	(1.16)	(0.93)	0.26	—	—	0.26	0.00	*	—	10.58	(8.04	)(l)	1.29		1.28		1.28		1.97	258,683	116
10-31-10	11.30	0.23	•	0.44	0.67	0.22	—	—	0.22	0.02		—	11.77	6.15	(m)	1.27	†	1.27	†	1.27	†	2.02 †	449,321	81
10-31-09	11.16	0.16	•	1.90	2.06	0.42	1.51	—	1.93	0.01		—	11.30	22.23	(n)	1.33	†	1.33	†	1.33	†	1.65 †	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31	3.35	—	3.66	—		—	11.16	(42.37)		1.28	†	1.28	†	1.27	†	2.23 †	735,622	23
10-31-07	21.58	0.32	•	3.74	4.06	0.28	2.14	—	2.42	—		—	23.22	20.31		1.23		1.23		1.23		1.45	2,176,402	32
Class W
04-30-12	10.57	0.09	•	(0.14)	(0.05)	0.31	—	—	0.31	0.01		—	10.22	(0.08	)(k)	1.37		1.33		1.32		1.86	283	18
10-31-11	11.76	0.08	•	(1.01)	(0.93)	0.26	—	—	0.26	0.00	*	—	10.57	(8.06	)(l)	1.35		1.34		1.34		0.70	445	116
10-31-10	11.30	0.22		0.44	0.66	0.22	—	—	0.22	0.02		—	11.76	6.04	(m)	1.32	†	1.32	†	1.32	†	1.99 †	24,507	81
07-20-09(4)–10-31-09	10.42	0.01	•	0.87	0.88	—	—	—	—	—		—	11.30	8.45	(n)	1.33	†	1.33	†	1.33	†	0.20 †	3	92
ING Russia Fund
Class A
04-30-12	33.52	(0.28)		0.42	0.14	—	—	—	—	—		—	33.66	0.42		2.18		2.18		2.18		(1.63)	285,505	21
10-31-11	36.52	(0.12	)•	(2.88)	(3.00)	—	—	—	—	—		—	33.52	(8.21)		2.03		2.03		2.03		(0.29)	317,715	31
10-31-10	29.53	(0.33	)•	7.32	6.99	—	—	—	—	—		—	36.52	23.67		2.11		2.11		2.11		(0.98)	418,162	30
10-31-09	25.60	(0.19)		12.20	12.01	—	8.08	—	8.08	—		—	29.53	65.55		2.21		2.21		2.21		(0.98)	373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—	11.59	—	11.59	—		0.00	25.60	(61.70)		2.06		2.06		2.06		(0.60)	261,127	43
10-31-07	55.81	(0.33	)•	25.77	25.44	—	3.12	—	3.12	—		0.00	78.13	47.16		1.96		1.96		1.96		(0.52)	922,504	12
Class I
04-30-12	33.79	(0.22	)•	0.43	0.21	—	—	—	—	—		—	34.00	0.62		1.88		1.88		1.88		(1.33)	13,387	21
10-31-11	36.64	(0.02)		(2.83)	(2.85)	—	—	—	—	—		—	33.79	(7.78)		1.73		1.73		1.73		(0.04)	10,528	31
10-31-10	29.54	(0.10)		7.20	7.10	—	—	—	—	—		—	36.64	24.04		1.71		1.71		1.71		(0.38)	8,151	30
09-30-09(4)–10-31-09	28.27	(0.04	)•	1.31	1.27	—	—	—	—	—		—	29.54	4.49		1.68		1.68		1.68		(1.68)	3	46
Class W
04-30-12	33.74	(0.22	)•	0.41	0.19	—	—	—	—	—		—	33.93	0.56		1.93		1.93		1.93		(1.29)	7	21
08-05-11(4)–10-31-11	39.53	(0.03)		(5.76)	(5.79)	—	—	—	—	—		—	33.74	(14.65)		1.78		1.78		1.78		(0.41)	3	31

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

(a)	Excluding a distribution payment from settlement of a regulatory matter during the six months ended April 30, 2012, Emerging Countries total return would have been 2.16%, 1.75%, 1.79%, 2.30% and 2.27% on Classes A, B, C, I and W, respectively.

(b)	Excluding a distribution payment from settlement of a regulatory matter during the six months ended April 30, 2012, Global Natural Resources total return would have been (2.37)%, (2.22)% and (2.29)% on Classes A, I and W, respectively.

(c)	Excluding a distribution payment from settlement of a regulatory matter during the six months ended April 30, 2012, Global Value Choice total return would have been (8.25)%, (8.58)%, (8.58)%, (8.13)% and (8.13)% on Classes A, B, C, I and W, respectively.

(d)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Global Value Choice total return would have been 21.82%, 20.92%, 20.89%, 22.34% and 22.08% on Classes A,B,C,I and W, respectively.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)

(e)	There was no impact on total return by the payment from distribution settlement.

(f)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96%, 27.32% and 27.11% on Classes A, B, C, I and O, respectively.

(g)	Excluding a distribution payment from settlement of a regulatory matter during the six months ended April 30, 2012, International Small Cap total return would have been 8.14%, 7.82%, 7.79%, 8.38%, 8.20% and 8.32% on Classes A, B, C, I, O and W, respectively.

(h)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Small Cap total return would have been (5.45)%, (6.09)%, (6.06)%, (5.01)%, (5.36)% and (5.12)% on Classes A,B,C,I, O and W, respectively.

(i)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Small Cap total return would have been 20.60%, 19.82%, 19.80%, 21.20%, 20.70% and 20.98% on Classes A,B,C,I,O and W, respectively.

(j)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Small Cap total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20% and 42.70% on Classes A,B,C,I,O and W,
respectively.

(k)	Excluding a distribution payment from settlement of a regulatory matter during the six months ended April 30, 2012, International Value total return would have been (0.39)%, (0.73)%, (0.71)%, (0.22)% and (0.21)% on Classes A, B, C, I and W, respectively.

(l)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2011, International Value total return would have been (8.34)%, (9.02)%, (9.00)%, (8.05)% and (8.07)% on Classes A,B,C,I and W, respectively.

(m)	Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, International Value total return would have been 5.61%, 4.90%, 4.90%, 5.98% and 5.87% on Classes A,B,C,I, and W, respectively.

(n)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81% and 22.12% on Classes A,B,C and I, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized on December 18, 1992 with seventeen separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): Diversified International, Emerging Countries, Emerging Markets Equity, Global Bond, Global Equity Dividend, Global Natural Resources, Global Opportunities, Global Real Estate, Global Value Choice, Greater China, Index Plus International Equity, International Core, International Growth, International Real Estate, International Small Cap, International Value Choice and Russia. IMT is a Massachusetts business trust organized on August 18, 1993 with one series, International Value (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.

Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

During the period, Global Value Choice was closed to new investments except for investments by: (1) existing shareholders of record as of July 29, 2011; and (2) retirement plans that purchase shares of the Fund prior to October 31, 2011. The closure does not affect share purchases through the reinvestment of dividends and distributions. In addition, ING Investments, LLC and ING Investments Distributor, LLC, each reserve the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair value obtained from

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”) in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds (“Underlying Funds”) are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the six months ended April 30, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds, if any, are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to,

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of April 30, 2012, the maximum amount of loss that International Core would incur if the counterparties to its derivative transactions failed to perform would be $319,948, which represents the unrealized appreciation on forward foreign currency contracts. No collateral was pledged by any counterparty to the above Fund as of April 30, 2012.

In addition to the above Fund, the maximum amount of loss that Global Bond would incur if its counterparties failed to perform would be $17,849,822, which represents the gross payments to be received on open purchased options, forward foreign currency contracts and swaps were they to be unwound as of April 30, 2012. To reduce the amount of potential loss to Global Bond, various counterparties have posted $3,010,000 in cash collateral and $1,280,000 principal amount in U.S. Treasury Notes as of April 30, 2012.

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.

Global Bond had a liability position of $35,742,742 on forward foreign currency contracts, swaps and written options with credit related contingent features. If a contingent feature would have been triggered as of April 30, 2012, Global Bond could have been required to pay this amount in cash to its counterparties. As of April 30, 2012, Global Bond had posted $22,070,000 to its counterparties in cash collateral for its open derivatives transactions.

E.  Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the six months ended April 30, 2012, Index Plus International Equity, International Growth and International Small Cap had average contract amounts on forward foreign currency contracts to buy of $808,306, $88,401 and $238,566, respectively. In addition to the above, Index Plus International Equity, International Core and International Small Cap had average contract amounts on forward foreign currency contract to sell of $889,308, $9,988,353 and $27,492, respectively. The above Funds used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2012.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the six months ended April 30, 2012, Global Bond had average contract amounts on forward foreign currency contracts to buy and sell of $749,531,812 and $539,256,718, respectively. The Fund used forward foreign currency contracts to protect its non-U.S. dollar denominated holdings from adverse currency movement and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following the Summary Portfolio of Investments for open forward foreign currency contracts at April 30, 2012.

Each Fund and Underlying Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended April 30, 2012, Emerging Markets Equity and Index Plus International Equity had purchased futures contracts on equity indices to gain additional exposure to the foreign equity markets. During the six months ended April 30, 2012, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the six months ended April 30, 2012, Emerging Markets Equity and Index Plus International Equity had an average notional value of $2,811,464 and $2,061,710, respectively, on futures contracts purchased.

During the six months ended April 30, 2012, Global Bond had an average notional value of $221,270,124 and $187,840,809 on futures contracts purchased and sold, respectively.

F.  Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies they own or in which they may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the six months ended April 30, 2012, Global Bond has purchased and written foreign currency options to gain exposure to currencies and to generate income.

During the six months ended April 30, 2012, Global Bond has purchased and written interest rate swaptions to gain exposure to interest rates and to generate income.

During the six months ended April 30, 2012, Global Bond has purchased and written options on U.S. Treasuries to gain exposure to different parts of the yield curve and to generate income.

During the six months ended April 30, 2012, Global Bond has purchased and written credit default swaptions to manage exposure to credit risk and generate income.

Please refer to the Summary Portfolio of Investments for Global Bond for open purchased options and the table following the Summary Portfolio of Investments for open written options at April 30, 2012.

Please refer to Note 10 for the volume of purchased and written option activity during the six months ended April 30, 2012.

G.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2012, for which a Fund is seller of protection, are disclosed following each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the six months ended April 30, 2012, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the six months ended April 30, 2012, Global Bond had an average notional amount of $14,643,072 and $18,940,738 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Please refer to the table following the Summary Portfolio of Investments for open credit default swaps at April 30, 2012.

Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

For the six months ended April 30, 2012, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $469,151,936.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the six months ended April 30, 2012, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $479,067,442.

Global Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at April 30, 2012.

H.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, and International Real Estate, which pay dividends, if any, quarterly and Global Bond, which pays dividends, if any, monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.  Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K.  Securities Lending. Each Fund (except Diversified International) and Underlying Fund has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides each Fund and Underlying Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

L.  Restricted Securities. Each Fund (except Diversified International) and Underlying Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

M.  Delayed-Delivery or When-Issued Transaction. The Funds (except Diversified International) and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of these securities is identified in each Fund’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

N.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

O.  Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2012, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Diversified International	$19,411,855	$39,392,955
Emerging Countries	81,928,246	16,406,727
Emerging Markets Equity	15,281,594	13,198,891
Global Bond	699,234,451	670,571,539
Global Equity Dividend	28,063,722	35,343,264
Global Natural Resources	18,388,554	21,302,884
Global Opportunities	8,559,334	22,630,365
Global Real Estate	883,046,784	640,485,917
Global Value Choice	91,189,377	381,282,868
Greater China	11,882,886	14,937,387
Index Plus International Equity	71,486,015	78,831,571
International Core	112,258,873	132,880,581
International Growth	17,786,853	30,306,998
International Real Estate	96,896,954	126,939,540
International Small Cap	34,714,081	93,105,963
International Value Choice	2,604,397	3,634,777
International Value	110,928,110	262,531,803
Russia	65,523,350	85,954,732

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$895,071,032	$916,287,323

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2012 and the year ended October 31, 2011 were $42,397 and $217,940, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average Daily Net Assets
Diversified International	0.00%
Emerging Countries	1.00%
Emerging Markets Equity	1.00%
Global Bond	0.40%
Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Opportunities	0.90% on the first $500 million; and 0.85% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Core	0.75%
International Growth	0.75%
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International Small Cap(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value Choice(2)	1.00%
International Value(1)	1.00% on the first $1.5 billion; 0.70% on the next $750 million; and 0.65% thereafter (applied to all assets of the Fund)
Russia	1.25%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. These agreements will only renew if ING Investments elects to renew them.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of the advisory fee for International Value Choice. The waiver agreement will only renew if ING Investments elects to renew it.

ING Investments has contractually agreed to waive a portion of the advisory fee for International Small Cap and International Value. The waiver is calculated as 50% of the difference between the former sub-advisory fee rate minus the new sub-advisory fee.

For the six months ended April 30, 2012, ING Investments waived $40,438, $68,217 and $14,105 in

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

advisory fees for International Small Cap, International Value and International Value Choice, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds are as follows (*denotes a related party sub-adviser or sub-advisers):

Fund	Sub-Adviser
Emerging Countries	J.P. Morgan Investment Management Inc. and Delaware Management Company
Emerging Markets Equity	J.P. Morgan Investment Management Inc. and Delaware Management Company
Global Bond	ING Investment Management Co. LLC*
Global Equity Dividend	ING Investment Management Advisors B.V*
Global Natural Resources	ING Investment Management Co. LLC*
Global Opportunities	ING Investment Management Advisors B.V.*
Global Real Estate	CBRE Clarion Securities LLC
Global Value Choice	Tradewinds Global Investors, LLC
Greater China	ING Investment Management Asia/Pacific (Hong Kong) Limited*
Index Plus International Equity	ING Investment Management Co. LLC*
International Core	Thornburg Investment Management, Inc. and Wellington Management Company, LLP
International Growth	Baillie Gifford Overseas Limited and T. Rowe Price Associates, Inc.
International Real Estate	CBRE Clarion Securities LLC
International Small Cap	Acadian Asset Management LLC and Schroder Investment Management North America Inc.
International Value Choice	Tradewinds Global Investors, LLC
International Value	Brandes Investment Partners, L.P., del Rey Global Investors, LLC and ING Investment Management Co. LLC*
Russia	ING Investment Management Advisors B.V*

For Diversified International, ING Investment Management Co. LLC is a consultant (the “Consultant” or “ING IM”) to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

The Investment Adviser, ING IM, ING Investment Management Advisors B.V., ING Investment Management Asia Pacific (Hong Kong) Limited and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

entity. A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Investments Distributor, LLC (“IID” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class O	Class R
Diversified International	0.25%		1.00%	1.00%	0.25%	0.50%
Emerging Countries	0.35	%(1)	1.00%	1.00%	N/A	N/A
Emerging Markets Equity	0.25%		N/A	1.00%	N/A	0.50%
Global Bond	0.25%		1.00%	1.00%	0.25%	0.50%
Global Equity Dividend	0.25%		1.00%	1.00%	0.25%	N/A
Global Natural Resources	0.25%		N/A	N/A	N/A	N/A
Global Opportunities	0.25%		1.00%	1.00%	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	0.25%	0.50%
Global Value Choice	0.25%		1.00%	1.00%	N/A	N/A
Greater China	0.25%		1.00%	1.00%	0.25%	N/A
Index Plus International Equity	0.25%		1.00%	1.00%	0.25%	N/A
International Real Estate	0.25%		1.00%	1.00%	N/A	N/A
International Small Cap	0.35%		1.00%	1.00%	0.25%	N/A
International Value Choice	0.25%		1.00%	1.00%	N/A	N/A
International Value	0.30%		1.00%	1.00%	N/A	N/A
Russia	0.25%		N/A	N/A	N/A	N/A

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries. For the six months ended April 30, 2012, the Distributor waived $29,374 for Class A shares of Emerging Countries.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended April 30, 2012, the Distributor retained the following amounts in sales charges from the following Funds:

	Class A	Class C
Initial Sales Charges:
Diversified International	$1,303	$—
Emerging Countries	2,475	—
Emerging Markets Equity	5	—
Global Bond	29,863	—
Global Equity Dividend	3,284	—
Global Natural Resources	8,575	—
Global Opportunities	848	—
Global Real Estate	48,090	—
Global Value Choice	4,075	—
Greater China	4,537	—
Index Plus International Equity	128	—
International Real Estate	1,774	—
International Small Cap	1,559	—
International Value Choice	1,391	—
International Value	413	—
Russia	29,312	—

Contingent Deferred Sales Charges:
Diversified International	$—	$272
Emerging Countries	—	45
Global Bond	10,368	1,187
Global Equity Dividend	—	253
Global Opportunities	—	420
Global Real Estate	274	1,848
Global Value Choice	329	2,916
Greater China	—	102
International Real Estate	—	98
International Small Cap	—	95
International Value	—	409
Russia	67	—

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2012, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Diversified International	$—	$9,269	$47,612	$56,881
Emerging Countries	67,501	6,750	21,919	96,170
Emerging Markets Equity	75,656	7,565	35	83,256
Global Bond	240,302	60,075	127,644	428,021
Global Equity Dividend	44,198	6,314	30,720	81,232
Global Natural Resources	75,971	8,763	20,451	105,185
Global Opportunities	42,594	4,733	27,352	74,679
Global Real Estate	2,283,292	321,057	445,619	3,049,968
Global Value Choice	243,766	27,085	109,280	380,131
Greater China	30,356	2,640	9,215	42,211
Index Plus International Equity	42,238	7,679	10,289	60,206
International Core	225,790	30,105	—	255,895
International Growth	95,618	12,749	—	108,367
International Real Estate	370,088	38,843	50,942	459,873
International Small Cap	268,625	22,000	48,242	338,867
International Value Choice	17,743	2,246	7,284	27,273
International Value	495,999	47,618	150,041	693,658
Russia	313,936	25,114	59,959	399,009

At April 30, 2012, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Portfolios/Funds or Subsidiaries	Fund	Percentage
ING Capital Allocation Fund	Emerging Markets Equity	15.14%
	Index Plus International Equity	23.05

ING Direct Investing, Inc.	Global Equity Dividend	17.52
	Greater China	14.35
	Index Plus International Equity	41.50

Diversified International	Emerging Markets Equity	18.09
	International Core	13.32
	International Growth	15.74

ING Global Target Payment Fund	Emerging Markets Equity	9.46
	Index Plus International Equity	20.23

ING Life Insurance and Annuity Company	International Small Cap	8.61

ING National Trust	International Value Choice	6.01
	International Value	14.96

ING Solution 2015 Portfolio	Global Bond	6.76
	International Core	9.28
	International Growth	10.98

ING Solution 2025 Portfolio	Emerging Markets Equity	13.80
	Global Bond	11.08
	International Core	18.99
	International Growth	27.02

ING Solution 2035 Portfolio	Emerging Markets Equity	23.91
	International Core	32.98
	International Growth	23.39

ING Solution 2045 Portfolio	Emerging Markets Equity	15.60
	International Core	21.52
	International Growth	20.37

Reliastar Life Insurance Company	Emerging Countries	7.05

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates to include companies that are under common control. Therefore, because certain Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to a Fund in the Statement of Operations is recognized as brokerage commission recapture.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2012, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount
Greater China	Transfer Agent	$39,500
International Value Choice	Postage	12,221
	Transfer Agent	13,136
International Value	Postage	170,661
	Transfer Agent	170,093
Russia	Custody	402,794

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and/or Distributor have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Diversified International(1)	0.50%	1.25%	1.25%	0.25%	0.50%	0.75%	0.25%
Emerging Countries	2.25%	2.90%	2.90%	1.75%	N/A	N/A	1.90%
Emerging Markets Equity	1.60%	N/A	2.35%	1.35%	N/A	1.85%	1.35%
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	1.15%	0.65%
Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	1.15%
Global Natural Resources	2.00%	N/A	N/A	1.75%	N/A	N/A	1.75%
Global Opportunities	1.50%	2.25%	2.25%	1.15%	N/A	N/A	1.25%
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	2.00%	1.50%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
Greater China	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	0.90%
International Core	N/A	N/A	N/A	0.95%	N/A	N/A	N/A
International Growth	N/A	N/A	N/A	0.99%	N/A	N/A	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	1.25%
International Small Cap	1.95%	2.60%	2.60%	1.40%	1.85%	N/A	1.60%
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	1.45%
International Value	1.80%	2.50%	2.50%	1.50%	N/A	N/A	1.50%
Russia	2.75%	N/A	N/A	2.50%	N/A	N/A	2.50%

(1)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. Including the expenses of the underlying investment companies, the expense limits for Diversified International are 1.65%, 2.40%, 2.40%, 1.40%, 1.65%, 1.90% and 1.40% for Class A, B, C, I, O, R and W shares, respectively.

Pursuant to side agreements, ING Investments has further lowered the expense limits for the following Funds. If ING Investments elects not to renew a side agreement, the expense limits will revert to the limits listed in the table above, except in the case of Greater China which will no longer have an expense limit. There is no guarantee that these side agreements will continue. Each side agreement will only renew if ING Investments elects to renew it.

	Class A	Class B	Class C	Class I	Class O	Class R	Class W
Emerging Countries(1)	1.85%	2.60%	2.60%	1.50%	N/A	N/A	1.65%
Emerging Markets Equity	1.60%	N/A	2.35%	1.25%	N/A	1.85%	1.35%
Global Natural Resources(1)(2)	1.60%	N/A	N/A	1.35%	N/A	N/A	1.35%
Global Opportunities	1.50%	2.25%	2.25%	1.05%	N/A	N/A	1.25%
Global Real Estate(1)	1.65%	2.40%	2.40%	1.40%	1.65%	1.90%	1.40%
Greater China(1)	2.10%	2.85%	2.85%	1.85%	2.10%	N/A	1.85%
International SmallCap(1)(3)	1.80%	2.45%	2.45%	1.25%	1.70%	N/A	1.45%
International Value Choice	1.60%	2.35%	2.35%	1.35%	N/A	N/A	1.35%
International Value(1)(3)	1.60%	2.30%	2.30%	1.30%	N/A	N/A	1.30%
Russia(1)(3)	2.25%	N/A	N/A	2.00%	N/A	N/A	2.00%

(1)	Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2)	Prior to January 1, 2012, pursuant to a side agreement, the expense limits were 1.85%, 1.60% and 1.60% for Class A, I and W shares, respectively.

(3)	Prior to January 1, 2012, the Fund did not have a side agreement.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2012, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	2013	2014	2015	Total
Diversified International	$499,006	$214,342	$129,289	$842,637
Emerging Markets Equity	—	—	162,231	162,231
Global Bond	257,987	467,756	147,364	873,107
Global Equity Dividend	82,448	—	28,734	111,182
Global Opportunities	—	194,656	53,568	248,224
Index Plus International Equity	22,838	167,005	401,354	591,197
International Core	—	28,368	193,774	222,142
International Growth	—	27,483	117,220	144,703
International Small Cap	—	—	35,765	35,765
International Value Choice	—	—	19,065	19,065

In addition to the above waived or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of April 30, 2012, are as follows:

	2013	2014	2015	Total
Diversified International
Class A	$39,721	$31,517	$102,828	$174,066
Class B	5,831	5,039	16,427	27,297
Class C	21,687	18,076	60,857	100,620
Class O	3,159	1,122	4,110	8,391
Class R	54	56	191	301
Class W	3,964	753	2,519	7,236
Global Opportunities
Class A	$100,498	$10,326	$—	$110,824
Class B	15,072	1,604	—	16,676
Class C	82,986	8,745	—	91,731
Class I	—	3,170	7,716	10,886
Class W	737	388	—	1,125
Global Value Choice
Class A	$—	$—	$25,887	$25,887
Class B	—	—	786	786
Class C	—	—	16,224	16,224
Class W	—	—	3,138	3,138
Index Plus International Equity
Class A	$18,784	$3,030	$—	$21,814
Class B	2,328	293	—	2,621
Class C	2,952	441	—	3,393
Class O	99,705	15,815	—	115,520
International Real Estate
Class A	$158,438	$405	$3,143	$161,986
Class B	6,996	96	30	7,122
Class C	51,655	612	291	52,558
Class W	—	—	193	193
International Value Choice
Class A	$15,874	$27,795	$13,167	$56,836
Class B	1,164	910	303	2,377
Class C	3,756	6,165	2,750	12,671
Class W	21	90	409	520

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF or IMT provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Global Bond for the six months ended April 30, 2012 were as follows:

	AUD Notional	Cost
Balance at 10/31/11	—	$—
Options Purchased	44,600,000	423,078
Options Terminated in Closing Sell Transactions	(44,600,000)	(423,078)
Options Expired	—	—
Balance at 4/30/12	—	$—

Transactions in purchased foreign currency options for Global Bond for the six months ended April 30, 2012 were as follows:

	EUR Notional	Cost
Balance at 10/31/11	11,600,000	$348,378
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(11,600,000)	(348,378)
Balance at 4/30/12	—	$—

Transactions in purchased foreign currency options for Global Bond for the six months ended April 30, 2012 were as follows:

	USD Notional	Cost
Balance at 10/31/11	141,800,000	$2,168,314
Options Purchased	91,800,000	343,082
Options Terminated in Closing Sell Transactions	468,700,000)	(6,503,144)
Options Expired	(78,900,000)	618,113)
Balance at 4/30/12	86,000,000	$1,390,139

Transactions in purchased options on U.S. Treasuries for Global Bond for the six months ended April 30, 2012 were as follows:

	USD Notional	Cost
Balance at 10/31/11	—	$—
Options Purchased	5,635,000	82,764
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(5,635,000)	(82,764)
Balance at 4/30/12	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interest rate swaptions for Global Bond for the six months ended April 30, 2012 were as follows:

	Number of Contracts	Cost
Balance at 10/31/11	—	$—
Options Purchased	39,800,000	398,000
Options Terminated in Closing Sell Transactions	—	—
Options Expired	—	—
Balance at 4/30/12	39,800,000	$398,000

Transactions in purchased swaptions on CDS indices for Global Bond for the six months ended April 30, 2012 were as follows:

	Number of Contracts	Cost
Balance at 10/31/11	—	$—
Options Purchased	62,945,000	1,601,057
Options Terminated in Closing Sell Transactions	(34,970,000)	(656,369)
Options Expired	—	—
Balance at 4/30/12	27,975,000	$944,688

Transactions in written foreign currency options for Global Bond for the six months ended April 30, 2012 were as follows:

	AUD Notional	Premiums Received
Balance at 10/31/11	—	$—
Options Written	44,600,000	449,223
Options Terminated in Closing Purchase Transactions	(44,600,000)	(449,223)
Options Expired	—	—
Balance at 4/30/12	—	$—

Transactions in written foreign currency options for Global Bond for the six months ended April 30, 2012 were as follows:

	EUR Notional	Premiums Received
Balance at 10/31/11	11,600,000	$284,546
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(11,600,000)	(284,546)
Balance at 4/30/12	—	$—

Transactions in written foreign currency options for Global Bond for the six months ended April 30, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/11	110,600,000	$1,266,276
Options Written	566,600,000	5,241,403
Options Terminated in Closing Purchase Transactions	(378,100,000)	(4,375,261)
Options Expired	(232,200,000)	(1,507,200)
Balance at 4/30/12	66,900,000	$625,219

Transactions in written options on U.S. Treasuries for Global Bond the period ended April 30, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 10/31/11	—	$—
Options Written	(16,905,000)	(66,916)
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	16,905,000	66,916
Balance at 4/30/12	—	$—

Transactions in written interest rate swaptions for Global Bond for the period ended April 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/2011	—	$—
Options Written	79,600,000	398,000
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Balance at 4/30/12	79,600,000	$398,000

Transactions in written swaptions on CDS indices for Global Bond for the period ended April 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 10/31/2011	—	$—
Options Written	45,460,000	645,185
Options Terminated in Closing Purchase Transactions	(17,485,000)	(169,605)
Options Expired	—	—
Balance at 4/30/12	27,975,000	$475,580

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the six months ended April 30, 2012:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	2	$1,215,000	1.23%
Global Bond	9	3,560,000	1.27
Global Equity Dividend	3	550,000	1.30
Global Opportunities	11	586,818	1.24
Global Value Choice	17	21,800,294	1.29
Greater China	1	665,000	1.23
International Real Estate	7	974,286	1.23
International Small Cap	11	946,364	1.23
International Value	78	1,786,667	1.25
Russia	4	1,167,500	1.28

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Diversified International
Class A
4-30-12	157,894	—	78,991	(1,383,470)	—	(1,146,585)	1,375,146	—	—	635,082	—	(11,941,606)	—	(9,931,378)
10-31-11	790,343	—	90,062	(4,745,194)	—	(3,864,789)	7,627,783	—	—	863,699	—	(45,428,470)	—	(36,936,988)
Class B
04-30-12	254	—	2,703	(184,533)	—	(181,576)	4,845	—	—	21,787	—	(1,577,993)	—	(1,551,361)
10-31-11	607	—	2,021	(605,231)	—	(602,603)	6,016	—	—	19,384	—	(5,756,366)	—	(5,730,966)
Class C
04-30-12	60,276	—	9,250	(733,509)	—	(663,983)	521,123	—	—	74,369	—	(6,216,291)	—	(5,620,799)
10-31-11	194,020	—	8,099	(2,071,989)	—	(1,869,870)	1,836,873	—	—	77,503	—	(19,497,794)	—	(17,583,418)
Class I
04-30-12	97,655	—	14,746	(266,432)	—	(154,031)	836,682	—	—	117,965	—	(2,272,553)	—	(1,317,906)
10-31-11	1,060,810	—	3,807	(661,463)	—	403,154	10,315,904	—	—	36,391	—	(6,155,133)	—	4,197,162
Class O
04-30-12	84,387	—	—	(46,707)	—	37,680	727,049	—	—	—	—	(398,253)	—	328,796
10-31-11	209,526	—	—	(116,325)	—	93,201	1,989,309	—	—	—	—	(1,059,969)	—	929,340
Class R
04-30-12	—	—	171	(4,697)	—	(4,526)	40	—	—	1,361	—	(38,892)	—	(37,491)
10-31-11	—	—	140	(2,802)	—	(2,662)	—	—	—	1,332	—	(27,610)	—	(26,278)
Class W
04-30-12	11,337	—	1,880	(71,575)	—	(58,358)	98,008	—	—	14,983	—	(589,937)	—	(476,946)
10-31-11	66,855	—	3,496	(170,541)	—	(100,190)	587,373	—	—	33,281	—	(1,612,628)	—	(991,974)
Emerging Countries
Class A
04-30-12	60,891	—	—	(228,548)	—	(167,657)	1,535,835	67,331	—	—	—	(5,488,439)	—	(3,885,273)
10-31-11	152,170	—	60	(651,910)	—	(499,680)	4,411,448	—	—	1,388	—	(18,621,671)	—	(14,208,835)
Class B
04-30-12	32	—	—	(18,438)	—	(18,406)	741	1,893	—	—	—	(446,068)	—	(443,434)
10-31-11	3,213	—	1	(61,760)	—	(58,546)	91,802	—	—	36	—	(1,758,758)	—	(1,666,920)
Class C
04-30-12	43,781	—	—	(73,876)	—	(30,095)	1,026,183	11,210	—	—	—	(1,646,702)	—	(609,309)
10-31-11	30,879	—	11	(154,996)	—	(124,106)	813,881	—	—	235	—	(4,101,579)	—	(3,287,463)
Class I
04-30-12	40,355	—	—	(65,296)	—	(24,941)	994,221	8,701	—	—	—	(1,614,631)	—	(611,709)
10-31-11	1,081,015	—	3,429	(3,241,619)	—	(2,157,175)	31,154,841	—	—	103,143	—	(82,565,009)	—	(51,307,025)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Emerging Countries (continued)
Class W
04-30-12	48,297	—	—	(60,796)	—	(12,499)	1,261,319	3,607	—	—	—	(1,620,522)	—	(355,596)
10-31-11	54,828	—	211	(136,623)	—	(81,584)	1,723,097	—	—	6,626	—	(4,155,675)	—	(2,425,952)
Emerging Markets Equity
Class A
04-30-12	11,563	—	8	(300)	—	11,271	133,981	—	—	82	—	(3,489)	—	130,574
10-11-11- 10-31-11	1,965	—	—	(1)	—	1,964	19,841	—	—	—	—	(10)	—	19,831
Class C
04-30-12	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-11-11- 10-31-11	302	—	—	(1)	—	301	3,020	—	—	—	—	(10)	—	3,010
Class I
04-30-12	1,301,068	—	43,651	(1,699,046)	—	(354,327)	14,568,391	—	—	436,485	—	(19,004,709)	—	(3,999,833)
10-11-11- 10-31-11	8,629,474	—	—	(228,984)	—	8,400,490	86,341,357	—	—	—	—	(2,442,177)	—	83,899,180
Class R
04-30-12	—	—	—	—	—	—	—	—	—	—	—	—	—	—
10-11-11- 10-31-11	302	—	—	(1)	—	301	3,020	—	—	—	—	(10)	—	3,010
Class W
04-30-12	190,465	—	6	(17,435)	—	173,036	2,160,161	—	—	65	—	(197,806)	—	1,962,420
10-11-11- 10-31-11	302	—	—	(1)	—	301	3,020	—	—	—	—	(10)	—	3,010
Global Bond
Class A
04-30-12	4,767,821	—	867,613	(10,410,164)	—	(4,774,730)	55,062,222	—	—	9,883,646	—	(118,130,849)	—	(53,184,981)
10-31-11	14,837,384	—	940,858	(8,773,526)	—	7,004,716	176,621,769	—	—	11,116,131	—	(103,775,875)	—	83,962,025
Class B
04-30-12	15,076	—	5,289	(32,385)	—	(12,020)	171,527	—	—	59,703	—	(369,765)	—	(138,535)
10-31-11	25,063	—	10,171	(194,167)	—	(158,933)	293,547	—	—	119,021	—	(2,285,314)	—	(1,872,746)
Class C
04-30-12	2,169,337	—	218,920	(1,085,266)	—	1,302,991	24,919,008	—	—	2,480,397	—	(12,450,285)	—	14,949,120
10-31-11	2,435,405	—	249,324	(2,416,578)	—	268,151	28,754,106	—	—	2,929,190	—	(28,391,280)	—	3,292,016
Class I
04-30-12	18,725,219	—	1,016,694	(9,989,749)	—	9,752,164	213,742,277	—	—	11,583,298	—	(114,935,447)	—	110,390,128
10-31-11	14,003,879	—	1,101,842	(11,781,300)	—	3,324,421	165,827,791	—	—	12,984,986	—	(138,649,671)	—	40,163,106
Class O
04-30-12	90,861	—	2	(72,446)	—	18,417	1,028,758	—	—	18	—	(820,347)	—	208,429
10-31-11	174,442	—	—	(125,060)	—	49,382	2,039,436	—	—	—	—	(1,455,707)	—	583,729
Class R
04-30-12	22,510	—	74	—	—	22,584	259,762	—	—	855	—	—	—	260,617
08-05-11- 10-31-11	249	—	—	—	—	249	3,000	—	—	—	—	—	—	3,000
Class W
04-30-12	909,251	—	95,151	(451,110)	—	553,292	10,291,199	—	—	1,066,283	—	(5,077,501)	—	6,279,981
10-31-11	1,541,709	—	77,641	(889,160)	—	730,190	18,139,074	—	—	901,653	—	(10,356,411)	—	8,684,316
Global Equity Dividend
Class A
04-30-12	208,135	—	25,408	(480,731)	—	(247,188)	2,119,226	—	—	263,066	—	(4,890,182)	—	(2,507,890)
10-31-11	500,530	—	69,470	(1,359,857)	—	(789,857)	5,322,885	—	—	714,783	—	(14,359,575)	—	(8,321,907)
Class B
04-30-12	7,892	—	2,396	(144,765)	—	(134,477)	80,609	—	—	24,732	—	(1,469,397)	—	(1,364,056)
10-31-11	9,268	—	8,456	(498,877)	—	(481,153)	96,524	—	—	87,101	—	(5,286,367)	—	(5,102,742)
Class C
04-30-12	85,728	—	8,096	(330,028)	—	(236,204)	874,098	—	—	83,302	—	(3,361,314)	—	(2,403,914)
10-31-11	214,192	—	24,967	(832,092)	—	(592,933)	2,264,204	—	—	255,463	—	(8,619,469)	—	(6,099,802)
Class I
04-30-12	52,909	—	1,795	(90,949)	—	(36,245)	532,160	—	—	18,613	—	(930,285)	—	(379,512)
10-31-11	297,406	—	11,881	(1,185,723)	—	(876,436)	3,207,782	—	—	125,874	—	(13,016,981)	—	(9,683,325)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Equity Dividend (continued)
Class O
04-30-12	102,172	—	463	(115,631)	—	(12,996)	1,049,425	—	—	4,783	—	(1,190,085)	—	(135,877)
10-31-11	182,639	—	1,235	(282,490)	—	(98,616)	1,915,918	—	—	12,673	—	(2,974,561)	—	(1,045,970)
Class W
04-30-12	1,890	—	1,234	(30,772)	—	(27,648)	20,984	—	—	13,997	—	(334,719)	—	(299,738)
10-31-11	360,187	—	11,903	(3,567,775)	—	(3,195,685)	4,101,591	—	—	135,782	—	(41,886,837)	—	(37,649,464)
Global Natural Resources
Class A
04-30-12	492,200	—	14,824	(897,270)	—	(390,246)	4,683,139	68,377	—	130,898	—	(8,390,346)	—	(3,507,932)
10-31-11	1,896,425	—	4,458	(2,102,330)	—	(201,447)	19,501,873	—	—	43,516	—	(21,032,478)	—	(1,487,089)
Class I
04-30-12	98,889	—	415	(71,366)	—	27,938	898,766	3,153	—	3,684	—	(672,405)	—	233,198
10-31-11	346,115	—	128	(157,521)	—	188,722	3,455,433	—	—	1,253	—	(1,568,677)	—	1,888,009
Class W
04-30-12	119,767	—	179	(92,585)	—	27,361	1,391,775	1,053	—	1,998	—	(1,078,967)	—	315,859
10-31-11	219,268	—	23	(106,544)	—	112,747	2,994,657	—	—	286	—	(1,392,177)	—	1,602,766
Global Opportunities
Class A
04-30-12	106,128	—	—	(484,612)	—	(378,484)	1,424,833	—	—	—	—	(6,457,029)	—	(5,032,196)
10-31-11	394,079	—	74,951	(2,099,213)	—	(1,630,183)	5,729,924	—	—	1,058,855	—	(29,965,774)	—	(23,176,995)
Class B
04-30-12	—	—	—	(119,154)	—	(119,154)	—	—	—	—	—	(1,529,118)	—	(1,529,118)
10-31-11	1,629	—	6,844	(305,512)	—	(297,039)	22,273	—	—	92,973	—	(4,201,481)	—	(4,086,235)
Class C
04-30-12	26,733	—	—	(403,513)	—	(376,780)	330,249	—	—	—	—	(5,115,532)	—	(4,785,283)
10-31-11	44,579	—	36,650	(1,688,401)	—	(1,607,172)	615,566	—	—	497,929	—	(23,236,007)	—	(22,122,512)
Class I
04-30-12	36,068	—	—	(102,432)	—	(66,364)	466,887	—	—	—	—	(1,410,022)	—	(943,135)
10-31-11	149,528	—	7,802	(510,535)	—	(353,205)	2,265,528	—	—	112,177	—	(7,480,912)	—	(5,103,207)
Class W
04-30-12	—	—	—	(1,097)	—	(1,097)	—	—	—	—	—	(14,893)	—	(14,893)
10-31-11	616	—	278	(91,171)	—	(90,277)	10,091	—	—	4,305	—	(1,438,902)	—	(1,424,506)
Global Real Estate
Class A
04-30-12	25,322,281	—	668,494	(26,147,754)	—	(156,979)	396,038,060	—	—	10,590,722	—	(402,138,119)	—	4,490,663
10-31-11	35,678,698	—	2,539,908	(33,801,169)	—	4,417,437	583,010,229	—	—	40,568,806	—	(539,329,675)	—	84,249,360
Class B
04-30-12	8,280	—	6,900	(157,768)	—	(142,588)	109,665	—	—	90,207	—	(2,070,850)	—	(1,870,978)
10-31-11	15,686	—	40,781	(428,772)	—	(372,305)	211,758	—	—	543,851	—	(5,856,328)	—	(5,100,719)
Class C
04-30-12	842,251	—	77,204	(1,808,617)	—	(889,162)	11,815,989	—	—	1,073,316	—	(25,063,313)	—	(12,174,008)
10-31-11	3,871,056	—	368,665	(3,233,525)	—	1,006,196	55,991,916	—	—	5,190,100	—	(46,083,893)	—	15,098,123
Class I
04-30-12	34,793,198	—	1,214,269	(17,194,900)	—	18,812,567	544,239,216	—	—	19,323,551	—	(273,798,563)	—	289,764,204
10-31-11	55,667,213	—	3,313,362	(26,245,082)	—	32,735,493	909,749,138	—	—	52,673,272	—	(416,986,757)	—	545,435,653
Class O
04-30-12	58,642	—	368	(78,723)	—	(19,713)	927,906	—	—	5,837	—	(1,262,768)	—	(329,025)
10-31-11	115,732	—	1,039	(172,483)	—	(55,712)	1,892,052	—	—	16,607	—	(2,819,602)	—	(910,943)
Class R
04-30-12	11,433	—	37	(218)	—	11,252	187,143	—	—	622	—	(3,581)	—	184,184
08-05-11- 10-31-11	193	—	—	—	—	193	2,998	—	—	—	—	—	—	2,998
Class W
04-30-12	3,320,384	—	171,737	(4,088,330)	—	(596,209)	53,195,785	—	—	2,732,001	—	(64,241,412)	—	(8,313,626)
10-31-11	9,234,130	—	684,225	(7,206,362)	—	2,711,993	151,468,423	—	—	10,943,660	—	(117,273,273)	—	45,138,810
Global Value Choice
Class A
04-30-12	439,342	—	716,447	(3,380,295)	—	(2,224,506)	12,531,140	137,703	—	19,236,583	—	(94,903,752)	—	(62,998,326)
10-31-11	4,265,625	—	79,834	(3,420,485)	—	924,974	144,603,799	—	—	2,641,663	—	(114,217,071)	—	33,028,391
Class B
04-30-12	1,255	—	14,887	(31,225)	—	(15,083)	36,498	3,331	—	432,452	—	(969,501)	—	(497,220)
10-31-11	13,043	—	1,069	(69,196)	—	(55,084)	471,719	—	—	37,866	—	(2,483,644)	—	(1,974,059)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
Global Value Choice (continued)
Class C
04-30-12	230,657	—	300,547	(1,527,737)	—	(996,533)	5,935,428	79,799	—	7,576,794	—	(39,908,254)	—	(26,316,233)
10-31-11	1,679,621	—	21,518	(705,689)	—	995,450	53,663,379	—	—	673,274	—	(22,048,879)	—	32,287,774
Class I
04-30-12	989,162	—	258,210	(6,266,955)	—	(5,019,583)	27,546,687	129,275	—	6,989,761	—	(184,887,604)	—	(150,221,881)
10-31-11	4,607,087	—	13,983	(1,953,720)	—	2,667,350	157,033,879	—	—	466,333	—	(65,663,284)	—	91,836,928
Class W
04-30-12	55,459	—	93,751	(291,590)	—	(142,380)	1,610,203	14,824	—	2,535,022	—	(8,240,493)	—	(4,080,444)
10-31-11	981,538	—	17,025	(1,153,978)	—	(155,415)	33,546,538	—	—	566,930	—	(39,295,079)	—	(5,181,611)
Greater China
Class A
04-30-12	126,740	—	—	(298,600)	—	(171,860)	1,878,557	—	—	—	—	(4,199,746)	—	(2,321,189)
10-31-11	313,197	—	18,389	(652,246)	—	(320,660)	5,042,890	—	—	301,511	—	(10,568,981)	—	(5,224,580)
Class B
04-30-12	15	—	—	(7,490)	—	(7,475)	200	—	—	—	—	(106,586)	—	(106,386)
10-31-11	3,916	—	588	(49,224)	—	(44,720)	58,950	—	—	9,565	—	(777,885)	—	(709,370)
Class C
04-30-12	7,007	—	—	(76,323)	—	(69,316)	96,383	—	—	—	—	(1,073,672)	—	(977,289)
10-31-11	51,777	—	1,543	(110,619)	—	(57,299)	847,711	—	—	25,099	—	(1,734,536)	—	(861,726)
Class I
04-30-12	64,868	—	—	(27,101)	—	37,767	864,167	—	—	—	—	(394,459)	—	469,708
10-31-11	52,454	—	1,104	(52,883)	—	675	873,097	—	—	18,083	—	(857,921)	—	33,259
Class O
04-30-12	49,687	—	—	(68,182)	—	(18,495)	712,409	—	—	—	—	(976,371)	—	(263,962)
10-31-11	174,314	—	1	(123,202)	—	51,113	2,808,070	—	—	17	—	(1,928,462)	—	879,625
Class W
04-30-12	—	—	—	—	—	—	—	—	—	—	—	—	—	—
08-05-11- 10-31-11	193	—	—	—	—	193	3,000	—	—	—	—	—	—	3,000
Index Plus International Equity
Class A
04-30-12	37,712	—	23,845	(64,765)	—	(3,208)	291,261	—	—	166,913	—	(495,988)	—	(37,814)
10-31-11	104,858	—	13,812	(249,258)	—	(130,588)	900,553	—	—	115,330	—	(2,118,993)	—	(1,103,110)
Class B
04-30-12	1,213	—	544	(10,707)	—	(8,950)	9,491	—	—	3,863	—	(84,840)	—	(71,486)
10-31-11	13	—	278	(42,996)	—	(42,705)	112	—	—	2,340	—	(377,578)	—	(375,126)
Class C
04-30-12	19,163	—	1,589	(7,279)	—	13,473	149,492	—	—	11,133	—	(55,564)	—	105,061
10-31-11	6,716	—	529	(29,920)	—	(22,675)	56,268	—	—	4,422	—	(250,290)	—	(189,600)
Class I
04-30-12	618,563	—	196,582	(1,600,677)	—	(785,532)	4,659,889	—	—	1,374,111	—	(12,376,217)	—	(6,342,217)
10-31-11	5,759,325	—	161,820	(9,597,420)	—	(3,676,275)	47,802,176	—	—	1,352,813	—	(83,821,515)	—	(34,666,526)
Class O
04-30-12	253,211	—	5,898	(424,925)	—	(165,816)	1,865,885	—	—	40,929	—	(3,208,919)	—	(1,302,105)
10-31-11	366,085	—	3,588	(856,544)	—	(486,871)	3,074,094	—	—	29,742	—	(7,220,670)	—	(4,116,834)
Class W
04-30-12	—	—	—	—	—	—	—	—	—	—	—	—	—	—
08-05-11- 10-31-11	378	—	—	—	—	378	3,000	—	—	—	—	—	—	3,000
International Core
Class I
04-30-12	5,128,278	—	393,151	(8,573,754)	—	(3,052,325)	45,842,415	—	—	3,175,306	—	(78,265,978)	—	(29,248,257)
02-08-11- 10-31-11	45,815,728	—	—	(6,242,980)	—	39,572,748	448,417,065	—	—	—	—	(59,613,945)	—	388,803,120
International Growth
Class I
04-30-12	1,564,667	—	363,928	(3,316,487)	—	(1,387,892)	14,484,563	—	—	3,049,712	—	(31,522,616)	—	(13,988,341)
01-06-11- 10-31-11	19,924,126	—	—	(3,769,437)	—	16,154,689	199,737,196	—	—	—	—	(38,310,028)	—	161,427,168

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Real Estate
Class A
04-30-12	625,371	—	56,185	(3,243,090)	—	(2,561,534)	4,760,115	—	—	419,923	—	(24,124,511)	—	(18,944,473)
10-31-11	7,227,357	—	1,171,944	(11,322,447)	—	(2,923,146)	62,494,032	—	—	10,119,648	—	(96,244,789)	—	(23,631,109)
Class B
04-30-12	2,349	—	977	(59,086)	—	(55,760)	17,611	—	—	7,230	—	(452,147)	—	(427,306)
10-31-11	3,697	—	9,939	(87,778)	—	(74,142)	31,996	—	—	85,732	—	(742,635)	—	(624,907)
Class C
04-30-12	57,257	—	8,346	(456,305)	—	(390,702)	437,642	—	—	61,658	—	(3,464,800)	—	(2,965,500)
10-31-11	304,400	—	80,431	(855,106)	—	(470,275)	2,651,330	—	—	693,114	—	(7,322,661)	—	(3,978,217)
Class I
04-30-12	8,321,266	—	77,519	(8,091,087)	—	307,698	62,273,393	—	—	584,979	—	(61,708,020)	—	1,150,352
10-31-11	7,030,985	—	329,211	(16,139,496)	—	(8,779,300)	60,667,094	—	—	2,824,850	—	(138,463,131)	—	(74,971,187)
Class W
04-30-12	939,138	—	4,648	(942,261)	—	1,525	7,134,847	—	—	35,069	—	(6,960,750)	—	209,166
10-31-11	1,339,658	—	25,637	(640,252)	—	725,043	11,650,245	—	—	220,522	—	(5,378,733)	—	6,492,034
International Small Cap
Class A
04-30-12	162,691	—	40,026	(511,159)	—	(308,442)	5,889,780	270,209	—	1,274,839	—	(18,036,639)	—	(10,601,811)
10-31-11	622,313	—	11,418	(1,662,144)	—	(1,028,413)	24,861,014	43,448	—	445,420	—	(65,716,954)	—	(40,367,072)
Class B
04-30-12	15	—	282	(14,341)	—	(14,044)	498	6,794	—	9,527	—	(539,491)	—	(522,672)
10-31-11	148	—	1	(59,948)	—	(59,799)	6,278	1,163	—	49	—	(2,536,178)	—	(2,528,688)
Class C
04-30-12	11,621	—	6,506	(74,512)	—	(56,385)	388,801	64,016	—	193,956	—	(2,470,326)	—	(1,823,553)
10-31-11	15,965	—	15	(191,906)	—	(175,926)	598,166	10,010	—	477	—	(7,103,227)	—	(6,494,574)
Class I
04-30-12	147,782	—	42,183	(1,647,325)	—	(1,457,360)	5,085,397	402,186	—	1,340,151	—	(55,574,112)	—	(48,746,378)
10-31-11	1,087,598	—	21,402	(2,380,895)	—	(1,271,895)	43,168,247	70,572	—	834,463	—	(90,223,469)	—	(46,150,187)
Class O
04-30-12	11,067	—	—	(6,611)	—	4,456	396,763	3,932	—	—	—	(232,003)	—	168,692
10-31-11	23,889	—	—	(14,538)	—	9,351	947,636	597	—	—	—	(569,560)	—	378,673
Class W
04-30-12	152,256	—	11,768	(48,712)	—	115,312	5,911,278	74,847	—	444,615	—	(2,080,313)	—	4,350,427
10-31-11	223,881	—	5,091	(543,204)	—	(314,232)	10,339,982	10,572	—	235,018	—	(26,455,767)	—	(15,870,195)
International Value Choice
Class A
04-30-12	297,597	—	61,290	(434,966)	—	(76,079)	2,830,125	—	—	549,768	—	(4,098,956)	—	(719,063)
10-31-11	700,913	—	16,673	(710,198)	—	7,388	7,732,588	—	—	183,909	—	(7,787,412)	—	129,085
Class B
04-30-12	143	—	642	(3,880)	—	(3,095)	1,279	—	—	5,729	—	(37,136)	—	(30,128)
10-31-11	2,967	—	—	(62,387)	—	(59,420)	32,117	—	—	—	—	(676,895)	—	(644,778)
Class C
04-30-12	24,801	—	6,462	(64,355)	—	(33,092)	231,358	—	—	57,515	—	(609,506)	—	(320,633)
10-31-11	102,250	—	874	(137,507)	—	(34,383)	1,109,821	—	—	9,548	—	(1,454,328)	—	(334,959)
Class I
04-30-12	135,697	—	6,943	(244,545)	—	(101,905)	1,254,999	—	—	62,143	—	(2,263,692)	—	(946,550)
10-31-11	1,211,619	—	14,302	(2,458,363)	—	(1,232,442)	13,488,923	—	—	157,468	—	(25,305,252)	—	(11,658,861)
Class W
04-30-12	229,519	—	221	(19,669)	—	210,071	2,168,749	—	—	1,980	—	(182,330)	—	1,988,399
10-31-11	6,762	—	47	(3,616)	—	3,193	75,798	—	—	516	—	(40,182)	—	36,132
International Value
Class A
04-30-12	1,102,615	—	624,186	(8,035,697)	—	(6,308,896)	11,144,399	370,454	—	5,904,795	—	(81,782,530)	—	(64,362,882)
10-31-11	2,713,615	—	687,338	(21,092,834)	—	(17,691,881)	31,514,665	48,376	—	7,909,938	—	(245,656,346)	—	(206,183,367)
Class B
04-30-12	3,308	—	1,473	(48,860)	—	(44,079)	33,148	1,679	—	14,127	—	(511,196)	—	(462,242)
10-31-11	953	—	5	(134,706)	—	(133,748)	15,458	233	—	57	—	(1,596,187)	—	(1,580,439)
Class C
04-30-12	76,811	—	203,326	(1,953,700)	—	(1,673,563)	720,115	166,718	—	1,872,630	—	(19,315,366)	—	(16,555,903)
10-31-11	125,441	—	190,553	(5,369,143)	—	(5,053,149)	1,422,732	21,392	—	2,131,679	—	(60,913,970)	—	(57,338,167)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 12 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Payments from Distribution settlement/ affiliate (Note 16)	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	$	($)	($)	$	($)	$	($)
International Value (continued)
Class I
04-30-12	1,364,559	—	716,678	(5,507,937)	—	(3,426,700)	13,965,256	321,337	—	6,736,772	—	(55,454,535)	—	(34,431,170)
10-31-11	10,647,783	—	658,850	(25,034,873)	—	(13,728,240)	125,628,816	45,553	—	7,549,252	—	(291,421,213)	—	(158,197,592)
Class W
04-30-12	—	—	413	(14,784)	—	(14,371)	—	403	—	3,889	—	(149,852)	—	(145,560)
10-31-11	11,107	—	46,331	(2,099,066)	—	(2,041,628)	128,517	70	—	530,953	—	(24,170,447)	—	(23,510,907)
Russia
Class A
04-30-12	299,174	—	—	(1,294,379)	—	(995,205)	9,946,253	—	—	—	(31,559)	(42,191,321)	—	(32,213,509)
10-31-11	1,257,704	—	—	(3,228,676)	—	(1,970,972)	51,432,518	—	—	—	(180,692)	(124,889,133)	—	(73,275,923)
Class I
04-30-12	198,593	—	—	(116,463)	—	82,130	6,650,140	—	—	—	(10,838)	(3,979,819)	—	2,681,159
10-31-11	263,755	—	—	(174,657)	—	89,098	10,631,704	—	—	—	(37,248)	(6,576,891)	—	4,092,061
Class W
04-30-12	129	—	—	—	—	129	4,250	—	—	—	—	—	—	4,250
08-05-11- 10-31-11(1)	76	—	—	—	—	76	3,001	—	—	—	—	—	—	3,001

NOTE 13 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Certain Funds). Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Non-Diversified (Global Natural Resources, Global Real Estate, International Real Estate, Russia and Global Bond). Certain of the Funds and Underlying Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds (except Diversified International) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: Effective October 1, 2011, BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

Currently, the cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

At April 30, 2012, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Cash Collateral Received
Emerging Countries	$1,999,361	$2,063,440
Emerging Markets Equity	3,359,384	3,473,684
Global Equity Dividend	1,089,165	1,132,312
Global Opportunities	1,536,024	1,602,110
Global Real Estate	22,936,563	24,619,816
Global Value Choice	7,032,505	7,336,000
International Growth	2,640,845	2,772,080
International Small Cap	683,603	741,188
International Value	1,107,006	1,163,203
Russia	3,421,824	3,579,863

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2012			Year Ended October 31, 2011
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Return of Capital
Diversified International	$1,060,003	$—	$—	$1,061,111	$191,335
Emerging Countries	—	—	—	113,431	—
Emerging Markets Equity	196,323	240,369	—	—	—
Global Bond	22,796,982	6,777,748	—	32,360,506	—
Global Equity Dividend	678,319	—	—	2,094,033	—
Global Natural Resources	158,734	—	—	53,412	—
Global Opportunities	—	—	—	2,210,341	—
Global Real Estate(1)	13,883,216	—	6,244,733	42,768,770	44,855,276
Global Value Choice	32,519,187	29,043,044	—	8,011,477	—
Greater China	—	—	—	456,558	—
Index Plus International Equity	2,495,861	—	—	2,092,268	—
International Core	3,175,306	—	—	—	—
International Growth	3,049,712	—	—	—	—
International Real Estate	4,788,534	—	—	33,254,520	—
International Small Cap	5,339,421	—	—	2,615,060	—
International Value Choice	774,426	—	—	391,851	—
International Value	18,093,661	—	—	23,226,893	—

(1)	Composition of dividends and distributions presented herein is based on the Fund’s current tax period (four months ended April 30, 2012) and tax year ended December 31, 2011. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2012.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2011 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards		Expiration
Diversified International	$—	$—	$(6,674,750)	$(28,060,058)		2016
				(93,445,922)		2017
				(33,117,873)		2018
				(824,702)		2019
				$(155,448,555)
Emerging Countries	—	—	8,140,668	(34,410,065)		2016
				(41,200,730)		2017
				$(75,610,795)
Emerging Markets Equity	170,335	238,655	5,920,296	—		—
Global Bond	8,144,042	6,774,863	(6,088,537)	—		—
Global Equity Dividend	145,373	—	(2,471,040)	(11,027,596)		2016
				(71,676,150)		2017
				$(82,703,746)
Global Natural Resources	—	—	12,800,832	(14,439,138)		2017
Global Opportunities	—	—	3,787,774	(32,434,268)		2016
				(80,200,325)		2017
				$(112,634,593)
Global Real Estate(1)(2)	—	—	173,819,626	(164,232,218)		2016
				(414,424,595)		2017
				(79,668,453)		2018
				(33,295,670	)(3)	N/A
				$(691,620,936)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration
Global Value Choice	$31,929,361	$29,040,761	$(22,000,980)	$—	$—
Greater China	—	—	1,020,998	(116,039)	2017
Index Plus International Equity	2,232,942	—	1,903,233	(27,339,841)	2016
				(46,742,747)	2017
				$(74,082,588)
International Core	2,806,773	—	(25,065,340)	(16,908,766)	2019
International Growth	3,010,653	—	(14,187,336)	—	—
International Real Estate	1,028,620	—	(13,011,772)	(26,312)	2014
				(2,556,095)	2015
				(67,952,089)	2016
				(159,911,905)	2017
				(43,046,092)	2018
				(4,399,061)	2019
				$(277,891,554)
International Small Cap	4,065,962	—	1,483,935	(77,906,736)	2016
				(202,973,948)	2017
				$(280,880,684)
International Value Choice	725,910	—	(2,450,294)	(14,545,893)	2017
				(362,042)	2019
				$(14,907,935)
International Value	16,474,089	—	(96,572,670)	(810,539,013)	2017
				(70,133,094)	2018
				(8,757,263)	2019
				$(889,429,370)
Russia	—	—	60,506,771	(66,111,223)	2017
				(21,810,157)	2018
				$(87,921,380)

(1)	As of the Fund’s tax year ended December 31, 2011.

(2)	The Fund also had post-October capital losses deferred of $2,950,661 and late year ordinary losses deferred of $14,507,115.

(3)	$(31,975,045) is short-term and $(1,320,625) is long-term.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of April 30, 2012, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the ″Act″) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds’ tax year ending October 31, 2012 (December 31, 2011 for Global Real Estate). Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

On July 20, 2005, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against CIBC World Markets Corp. and Canadian Imperial Holdings Inc. (collectively “Respondents”). As part of the settlement, the Respondents have established the Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Respondents, as described in the order. The Fund is comprised of disgorgement in the amount of $125 million which was paid by the Respondents. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $125 million plus interest earned by the Fund.

On December 5, 2011, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Emerging Countries	$92,742
Global Natural Resources	72,583
Global Value Choice	364,932
International Small Cap	821,984
International Value	860,591

On August 28, 2006, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Prudential Equity Group, LLC, formerly known as Prudential Securities, Inc. (“PSI” or “Respondent”). As part of the settlement, the Respondent has established the PSI Distribution Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Fund is comprised of disgorgement in the amount of $270 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $270 million plus interest earned by the Fund.

On February 4, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following funds received:

Global Value Choice	$389,524
Index Plus International Equity	14,363
International Capital Appreciation	17,464
International SmallCap	1,034,530
International Value	2,544,969

On May 7, 2007, the Securities and Exchange Commission (“Commission” or “SEC”) entered into a settlement of an administrative proceeding against Zurich Capital Markets, Inc., (“ZCM” or “Respondent”). As part of the settlement, the Respondent has established a Fair Fund (“Fund”) for the benefit of shareholders who may have been affected by the market timing activity in certain mutual funds where such trading was found to have been facilitated by the Respondent, as described in the order. The Funds are comprised of disgorgement in the amount of approximately $16.8 million which was paid by the Respondent. The dollar amount available for distribution to mutual funds and shareholders of affected mutual funds (“Distributable Amount”) includes the original $16.8 million plus interest earned by the Fund.

On June 3, 2010, the SEC issued an order approving the proposed plan of distribution. In connection with this settlement, the following Funds received:

International SmallCap	$136,362
International Value	115,624

NOTE 17 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2012, the following Fund paid dividends of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	$0.0417	May 2, 2012	April 30, 2012
Class B	$0.0348	May 2, 2012	April 30, 2012
Class C	$0.0346	May 2, 2012	April 30, 2012
Class I	$0.0446	May 2, 2012	April 30, 2012
Class O	$0.0417	May 2, 2012	April 30, 2012
Class R	$0.0393	May 2, 2012	April 30, 2012
Class W	$0.0441	May 2, 2012	April 30, 2012
Class A	$0.0417	June 4, 2012	May 31, 2012
Class B	$0.0347	June 4, 2012	May 31, 2012
Class C	$0.0346	June 4, 2012	May 31, 2012
Class I	$0.0447	June 4, 2012	May 31, 2012
Class O	$0.0418	June 4, 2012	May 31, 2012
Class R	$0.0394	June 4, 2012	May 31, 2012
Class W	$0.0442	June 4, 2012	May 31, 2012

Effective May 7, 2012, Global Value choice was reopened to all new investors who meet the eligibility and minimum initial investment requirements described in the Fund’s prospectus.

Subject to shareholder approval, Emerging Countries will be merged into Emerging Markets Equity on or about July 21, 2012.

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING DIVERSIFIED INTERNATIONAL FUND

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.5%
111,400	iShares MSCI EAFE Value Index	$5,063,130	4.5
	Total Exchange-Traded Funds
	(Cost $5,266,707)	5,063,130	4.5

MUTUAL FUNDS: 95.7%
	Affiliated Investment Companies: 95.7%
1,488,695	ING Emerging Markets Equity Fund — Class I	16,941,344	15.0
4,863,662	ING International Core Fund — Class I	45,183,422	40.1
2,325,066	ING International Growth Fund — Class I	22,576,390	20.1
149,896	ING International SmallCap Fund — Class I	5,646,578	5.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
1,710,882	ING International Value Fund — Class I	$17,468,107	15.5

	Total Mutual Funds
	(Cost $103,513,362)	107,815,841	95.7
	Total Investments in Securities (Cost $108,780,069)	$112,878,971	100.2
	Liabilities in Excess of Other Assets	(231,470)	(0.2)
	Net Assets	$112,647,501	100.0

Cost for federal income tax purposes is $110,204,694.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,077,012
Gross Unrealized Depreciation	(2,402,735)
Net Unrealized Appreciation	$2,674,277

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Exchange-Traded Funds	$5,063,130	$—	$—	$5,063,130
Mutual Funds	107,815,841	—	—	107,815,841
Total Investments, at value	$112,878,971	$—	$—	$112,878,971

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING EMERGING COUNTRIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Argentina: 0.3%
17,500		Other Securities	$255,150	0.3

		Brazil: 16.4%
48,700		BRF — Brasil Foods SA ADR	897,541	1.1
19,200		Cia de Bebidas das Americas ADR	806,016	1.0
6,900		Cia de Saneamento Basico do Estado de Sao Paulo ADR	546,204	0.7
20,500		Cia Energetica de Minas Gerais ADR	505,735	0.6
65,100		Gerdau SA ADR	611,289	0.7
78,700		Itau Unibanco Holding SA ADR	1,234,803	1.5
93,240		Petroleo Brasileiro SA ADR	2,163,212	2.7
30,300		Telefonica Brasil SA ADR	862,641	1.1
17,200		Tim Participacoes SA ADR	514,796	0.6
97,600		Vale SA ADR	2,133,660	2.6
305,880		Other Securities(a)	3,057,033	3.8
			13,332,930	16.4

		China: 15.7%
2,210,000		Bank of China Ltd.	920,292	1.1
1,868,000		China Construction Bank	1,449,651	1.8
25,500		China Mobile Ltd.	282,120	0.4
127,500	@	China Shenhua Energy Co., Ltd.	563,047	0.7
29,600	L	China Unicom Hong Kong Ltd. ADR	514,448	0.6
418,000		CNOOC Ltd.	883,296	1.1
52,500		Hengan International Group Co., Ltd.	554,748	0.7
2,196,000		Industrial and Commercial Bank of China Ltd.	1,459,097	1.8
2,400		PetroChina Co., Ltd. ADR	357,168	0.4
538,000		PetroChina Co., Ltd.	802,533	1.0
69,000		Ping An Insurance Group Co. of China Ltd.	573,132	0.7
3,237,400		Other Securities(a)	4,408,869	5.4
			12,768,401	15.7

		Hong Kong: 3.6%
12,400		China Mobile Ltd. ADR	686,216	0.8
3,000		CNOOC Ltd. ADR	634,950	0.8
1,204,400		Other Securities	1,634,831	2.0
			2,955,997	3.6

		India: 3.3%
12,600		Infosys Technologies Ltd. ADR	596,610	0.7
24,238	#	Reliance Industries Ltd. GDR	685,546	0.9
22,400		Tata Motors Ltd. ADR ADR	666,400	0.8
21,200		Other Securities	723,792	0.9
			2,672,348	3.3

COMMON STOCK: (continued)
		Indonesia: 1.5%
175,500		United Tractors Tbk PT	$562,986	0.7
616,500		Other Securities	687,835	0.8
			1,250,821	1.5

		Israel: 0.5%
36,763		Other Securities	420,526	0.5

		Kazakhstan: 0.4%
15,031		Other Securities	299,958	0.4

		Malaysia: 0.9%
786,100		Other Securities	701,048	0.9

		Mexico: 4.2%
143,936	@	Cemex SAB de CV ADR	1,040,657	1.3
38,900		Grupo Televisa SAB ADR	854,633	1.0
348,900		Other Securities	1,514,067	1.9
			3,409,357	4.2

		Netherlands: 0.5%
37,400		Other Securities	381,106	0.5

		Peru: 0.3%
5,100		Other Securities	210,477	0.3

		Poland: 0.9%
222,643		Other Securities	719,420	0.9

		Russia: 7.0%
77,300		Gazprom OAO ADR	892,042	1.1
20,056		Lukoil OAO ADR	1,230,435	1.5
118,167		Sberbank of Russia ADR	1,530,263	1.9
13,974		Tatneft ADR	518,706	0.6
115,836		Other Securities	1,521,663	1.9
			5,693,109	7.0

		South Africa: 6.6%
21,066		Exxaro Resources Ltd.	561,629	0.7
26,163		Imperial Holdings Ltd.	568,888	0.7
8,800		Sasol Ltd. ADR	417,384	0.5
15,228		Sasol Ltd.	724,008	0.9
37,844		Standard Bank Group Ltd.	559,043	0.7
14,001		Tiger Brands Ltd.	513,511	0.6
141,324		Other Securities	2,021,916	2.5
			5,366,379	6.6

		South Korea: 17.6%
4,058		Hyundai Motor Co.	957,973	1.2
18,700		KB Financial Group, Inc. ADR	634,491	0.8
2,891		KCC Corp.	739,292	0.9
7,674		Kia Motors Corp.	563,110	0.7
61,900		KT Corp. ADR	795,415	1.0
2,093		Samsung Electronics Co., Ltd.	2,561,751	3.1
3,570		Samsung Electronics Co., Ltd. GDR	2,178,553	2.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING EMERGING COUNTRIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Korea: (continued)
3,550	#	Samsung Life Insurance Co. Ltd.	$313,387	0.4
55,000		SK Telecom Co., Ltd. ADR	743,600	0.9
133,911		Other Securities	4,804,860	5.9
			14,292,432	17.6

		Taiwan: 7.1%
102,484		Hon Hai Precision Industry Co., Ltd. GDR	620,258	0.8
304,000		Hon Hai Precision Industry Co., Ltd.	955,830	1.2
232,000		Taiwan Semiconductor Manufacturing Co., Ltd.	685,708	0.8
86,700		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,350,786	1.6
2,059,000		Other Securities	2,185,601	2.7
			5,798,183	7.1

		Thailand: 4.3%
385,400		Charoen Pokphand Foods PCL	509,520	0.6
98,200		PTT PCL	1,119,935	1.4
984,500		Other Securities	1,854,564	2.3
			3,484,019	4.3

		Turkey: 1.3%
219,313		Other Securities	1,043,015	1.3

		United Arab Emirates: 0.5%
45,268		Other Securities	432,343	0.5

		United Kingdom: 0.5%
20,600		Other Securities	397,168	0.5

		United States: 5.5%
29,300		Archer-Daniels-Midland Co.	903,319	1.1
111,700		Avon Products, Inc.	2,412,720	3.0
47,300	@	Yahoo!, Inc.	735,042	0.9
6,700		Other Securities	432,150	0.5
			4,483,231	5.5
		Total Common Stock
		(Cost $77,703,034)	80,367,418	98.9

EXCHANGE-TRADED FUNDS: 0.4%
47,800		Other Securities	281,064	0.4

		Total Exchange-Traded Funds
		(Cost $277,752)	281,064	0.4

		Total Long-Term Investments
		(Cost $77,980,786)	80,648,482	99.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 2.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.125%, Market Value plus accrued interest $1,020,000, due 05/01/51–09/01/49)	$1,000,000	1.2
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 04/30/12, 0.24%, due 05/01/12 (Repurchase Amount $1,000,007, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $1,020,000, due 05/17/12–08/01/47)	1,000,000	1.2
63,440	Mizuho Securities USA Inc., Repurchase Agreement dated 04/30/12, 0.23%, due 05/01/12 (Repurchase Amount $63,440, collateralized by various U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $64,709, due 02/01/26–02/25/44)	63,440	0.1
		2,063,440	2.5

	Total Short-Term Investments
	(Cost $2,063,440)	2,063,440	2.5

	Total Investments in Securities (Cost $80,044,226)	$82,711,922	101.8
	Liabilities in Excess of Other Assets	(1,481,782)	(1.8)
	Net Assets	$81,230,140	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING EMERGING COUNTRIES FUND

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $81,768,023.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,899,716
Gross Unrealized Depreciation	(6,955,817)
Net Unrealized Appreciation	$943,899

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	13.5
Energy	16.4
Exchange-Traded Funds	0.4
Financials	16.4
Industrials	4.7
Information Technology	17.1
Materials	12.5
Telecommunications	8.7
Utilities	1.6
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Argentina	$255,150	$—	$—	$255,150
Brazil	12,098,127	1,234,803	—	13,332,930
China	2,228,788	10,539,613	—	12,768,401
Hong Kong	1,738,226	1,217,771	—	2,955,997
India	1,986,802	685,546	—	2,672,348
Indonesia	—	1,250,821	—	1,250,821
Israel	—	420,526	—	420,526
Kazakhstan	—	299,958	—	299,958
Malaysia	—	701,048	—	701,048
Mexico	3,409,357	—	—	3,409,357
Netherlands	381,106	—	—	381,106
Peru	210,477	—	—	210,477
Poland	—	719,420	—	719,420
Russia	4,041,984	1,651,125	—	5,693,109
South Africa	417,384	4,948,995	—	5,366,379
South Korea	2,664,261	11,628,171	—	14,292,432
Taiwan	1,350,786	4,447,397	—	5,798,183
Thailand	—	3,484,019	—	3,484,019
Turkey	325,068	717,947	—	1,043,015
United Arab Emirates	—	432,343	—	432,343
United Kingdom	—	397,168	—	397,168
United States	4,483,231	—	—	4,483,231
Total Common Stock	35,590,747	44,776,671	—	80,367,418
Exchange-Traded Funds	281,064	—	—	281,064
Short-Term Investments	—	2,063,440	—	2,063,440
Total Investments, at value	$35,871,811	$46,840,111	$—	$82,711,922

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING EMERGING MARKETS EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.7%
		Argentina: 0.3%
18,000		Other Securities	$262,440	0.3

		Brazil: 15.7%
53,100		BRF — Brasil Foods SA ADR	978,633	1.0
21,800		Cia de Bebidas das Americas ADR	915,164	1.0
7,700		Cia de Saneamento Basico do Estado de Sao Paulo ADR	609,532	0.7
22,900		Cia Energetica de Minas Gerais ADR	564,943	0.6
70,700		Gerdau SA ADR	663,873	0.7
87,500		Itau Unibanco Holding SA ADR	1,372,875	1.5
103,700		Petroleo Brasileiro SA ADR	2,404,942	2.6
33,100		Telefonica Brasil SA ADR	942,357	1.0
19,600		Tim Participacoes SA ADR	586,628	0.6
108,700		Vale SA ADR	2,376,204	2.5
327,720		Other Securities(a)	3,305,570	3.5
			14,720,721	15.7

		China: 14.9%
2,591,000		Bank of China Ltd.	1,078,949	1.1
2,001,000		China Construction Bank	1,552,865	1.7
29,000		China Mobile Ltd.	320,842	0.3
140,000	@	China Shenhua Energy Co., Ltd.	618,247	0.7
445,000		CNOOC Ltd.	940,351	1.0
57,000		Hengan International Group Co., Ltd.	602,298	0.6
2,383,000		Industrial and Commercial Bank of China Ltd.	1,583,346	1.7
2,600		PetroChina Co., Ltd. ADR	386,932	0.4
594,000		PetroChina Co., Ltd.	886,068	0.9
76,000		Ping An Insurance Group Co. of China Ltd.	631,276	0.7
3,580,200		Other Securities(a)	5,394,564	5.8
			13,995,738	14.9

		Hong Kong: 3.6%
15,400		China Mobile Ltd. ADR	852,236	0.9
3,200		CNOOC Ltd. ADR	677,280	0.7
584,000		Lenovo Group Ltd.	558,494	0.6
802,600		Other Securities	1,320,922	1.4
			3,408,932	3.6

		India: 3.0%
13,700	L	Infosys Technologies Ltd. ADR	648,695	0.7
25,000	#	Reliance Industries Ltd. GDR	707,098	0.7
23,800		Tata Motors Ltd. ADR ADR	708,050	0.8
23,100		Other Securities	788,975	0.8
			2,852,818	3.0

COMMON STOCK: (continued)
		Indonesia: 1.4%
177,500		United Tractors Tbk PT	$569,402	0.6
674,000		Other Securities	740,192	0.8
			1,309,594	1.4

		Israel: 0.5%
37,600		Other Securities	430,100	0.5

		Kazakhstan: 0.4%
17,900		Other Securities	357,211	0.4

		Malaysia: 0.8%
846,500		Other Securities	766,323	0.8

		Mexico: 3.7%
127,192	@	Cemex SAB de CV ADR	919,598	1.0
42,700		Grupo Televisa SAB ADR	938,119	1.0
377,064		Other Securities	1,649,761	1.7
			3,507,478	3.7

		Netherlands: 0.5%
42,000		Other Securities	427,980	0.5

		Peru: 0.2%
5,600		Other Securities	231,112	0.2

		Poland: 0.9%
253,900		Other Securities	831,024	0.9

		Qatar: 0.3%
6,600		Other Securities	241,255	0.3

		Russia: 7.1%
88,900		Gazprom OAO ADR	1,025,906	1.1
23,600		Lukoil OAO ADR	1,447,860	1.5
136,500		Sberbank of Russia ADR	1,767,675	1.9
17,100		Tatneft ADR	634,741	0.7
132,906		Other Securities(a)	1,731,756	1.9
			6,607,938	7.1

		South Africa: 6.8%
23,800		Exxaro Resources Ltd.	634,519	0.7
29,300		Imperial Holdings Ltd.	637,099	0.7
9,800		Sasol Ltd. ADR	464,814	0.5
16,900		Sasol Ltd.	803,502	0.8
42,325		Standard Bank Group Ltd.	625,238	0.7
15,800		Tiger Brands Ltd.	579,492	0.6
177,780		Other Securities	2,614,731	2.8
			6,359,395	6.8

		South Korea: 16.9%
4,400		Hyundai Motor Co.	1,038,709	1.1
20,700		KB Financial Group, Inc. ADR	702,351	0.8
3,145		KCC Corp.	804,246	0.9
8,000		Kia Motors Corp.	587,032	0.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING EMERGING MARKETS EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Korea: (continued)
67,310		KT Corp. ADR	$864,933	0.9
2,233		Samsung Electronics Co., Ltd.	2,733,106	2.9
4,000		Samsung Electronics Co., Ltd. GDR	2,440,956	2.6
5,310	#	Samsung Life Insurance Co. Ltd.	468,756	0.5
60,000		SK Telecom Co., Ltd. ADR	811,200	0.9
149,415		Other Securities	5,356,832	5.7
			15,808,121	16.9

		Taiwan: 7.2%
123,900		Hon Hai Precision Industry Co., Ltd. GDR	749,872	0.8
337,000		Hon Hai Precision Industry Co., Ltd.	1,059,587	1.1
251,000		Taiwan Semiconductor Manufacturing Co., Ltd.	741,865	0.8
93,900		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,462,962	1.6
2,263,400		Other Securities	2,692,479	2.9
			6,706,765	7.2

		Thailand: 4.1%
457,700		Charoen Pokphand Foods PCL	605,104	0.6
107,100		PTT PCL	1,221,437	1.3
1,080,800		Other Securities	2,042,603	2.2
			3,869,144	4.1

		Turkey: 1.2%
241,400		Other Securities	1,153,524	1.2

		United Arab Emirates: 0.5%
51,400		Other Securities	490,908	0.5

		United Kingdom: 0.5%
22,500		Other Securities	433,800	0.5

		United States: 5.2%
32,200		Archer-Daniels- Midland Co.	992,726	1.0
120,000		Avon Products, Inc.	2,592,000	2.8
53,000	@	Yahoo!, Inc.	823,620	0.9
7,300		Other Securities	470,850	0.5
			4,879,196	5.2

		Total Common Stock
		(Cost $79,831,035)	89,651,517	95.7

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.7%
		Securities Lending Collateralcc(1): 3.7%
1,000,000		Barclays Bank PLC, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 3.000%–5.000%, Market Value plus accrued interest $1,020,002, due 04/01/27–09/01/41)	$1,000,000	1.0
473,684		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $473,686, collateralized by various U.S. Government Securities, 0.625%–2.375%, Market Value plus accrued interest $483,159, due 04/30/13–02/15/41)	473,684	0.5
1,000,000		Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.491%–7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25–04/01/42)	1,000,000	1.1
1,000,000		UBS Warburg LLC, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 3.500%–6.000%, Market Value plus accrued interest $1,020,000, due 02/01/20–01/01/48)	1,000,000	1.1
			3,473,684	3.7

		Total Short-Term Investments
		(Cost $3,473,684)	3,473,684	3.7

		Total Investments in Securities (Cost $83,304,719)	$93,125,201	99.4
		Assets in Excess of Other Liabilities	566,479	0.6
		Net Assets	$93,691,680	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING EMERGING MARKETS EQUITY FUND

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,593,221
Gross Unrealized Depreciation	(2,772,739)
Net Unrealized Appreciation	$9,820,482

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	7.3%
Consumer Staples	12.8
Energy	15.7
Financials	16.2
Industrials	4.7
Information Technology	16.6
Materials	11.8
Telecommunications	9.0
Utilities	1.6
Short-Term Investments	3.7
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Argentina	$262,440	$—	$—	$262,440
Brazil	13,347,846	1,372,875	—	14,720,721
China	2,418,618	11,577,120	—	13,995,738
Hong Kong	2,006,156	1,402,776	—	3,408,932
India	2,145,720	707,098	—	2,852,818
Indonesia	—	1,309,594	—	1,309,594
Israel	—	430,100	—	430,100
Kazakhstan	—	357,211	—	357,211
Malaysia	—	766,323	—	766,323
Mexico	3,507,478	—	—	3,507,478
Netherlands	427,980	—	—	427,980
Peru	231,112	—	—	231,112
Poland	—	831,024	—	831,024
Qatar	—	241,255	—	241,255
Russia	4,683,497	1,924,441	—	6,607,938
South Africa	464,814	5,894,581	—	6,359,395
South Korea	2,917,708	12,890,413	—	15,808,121
Taiwan	1,754,174	4,952,591	—	6,706,765
Thailand	—	3,869,144	—	3,869,144
Turkey	342,372	811,152	—	1,153,524
United Arab Emirates	—	490,908	—	490,908
United Kingdom	—	433,800	—	433,800
United States	4,879,196	—	—	4,879,196
Total Common Stock	39,389,111	50,262,406	—	89,651,517
Short-Term Investments	—	3,473,684	—	3,473,684
Total Investments, at value	$39,389,111	$53,736,090	$—	$93,125,201

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING EMERGING MARKETS EQUITY FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Other Financial Instruments+
Futures	$763	$—	$—	$763
Total Assets	$39,389,874	$53,736,090	$—	$93,125,964

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

ING Emerging Markets Equity Fund Open Futures Contracts on April 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
SGX S&P CNX Nifty Index	55	05/31/12	$579,315	$763
			$579,315	$763

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$763
Total Asset Derivatives		$763

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$352,686
Total	$352,686

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(419,148)
Total	$(419,148)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 31.1%
		Australia: 3.0%
730,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	$744,600	0.1
350,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	364,000	0.1
AUD 4,478,000		New South Wales Treasury Corp., 6.000%, 04/01/15	4,950,249	0.7
AUD 4,478,000		New South Wales Treasury Corp., 6.000%, 03/01/22	5,196,256	0.7
AUD 4,478,000		Queensland Treasury Corp., 6.000%, 10/21/15	4,942,863	0.7
AUD 4,478,000		Queensland Treasury Corp., 6.000%, 07/21/22	5,026,699	0.7
			21,224,667	3.0

		Bermuda: 0.1%
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	595,769	0.1

		Brazil: 1.9%
1,945,000	#	Banco do Brasil SA, 5.875%, 01/26/22	2,032,525	0.3
BRL 3,899,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,286,852	0.3
505,000	#	Itau Unibanco Holding SA/Cayman Island, 6.200%, 12/21/21	530,250	0.1
1,196,750	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,208,717	0.2
588,000	#	Voto-Votorantim Ltd., 6.750%, 04/05/21	664,440	0.1
6,243,000		Other Securities	6,695,987	0.9
			13,418,771	1.9

		British Virgin Islands: 0.2%
1,336,000		Other Securities	1,321,952	0.2

		Canada: 0.3%
445,000	#	Bombardier, Inc., 7.500%, 03/15/18	495,063	0.1
900,000	#	Bombardier, Inc., 7.750%, 03/15/20	1,010,250	0.1
575,000		Other Securities	658,375	0.1
			2,163,688	0.3

		Cayman Islands: 0.7%
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,691,550	0.3
240,000	#	Odebrecht Finance Ltd., 7.500%, 09/29/49	249,000	0.0

CORPORATE BONDS/NOTES: (continued)
		Cayman Islands: (continued)
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	$709,887	0.1
1,935,000		Other Securities	2,135,325	0.3
			4,785,762	0.7

		Chile: 0.4%
645,000	#	Inversiones CMPC SA, 6.125%, 11/05/19	726,435	0.1
2,300,000		Other Securities	2,424,090	0.3
			3,150,525	0.4

		China: 0.0%
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	281,408	0.0

		Colombia: 0.3%
1,360,000	#	Banco de Bogota SA, 5.000%, 01/15/17	1,415,760	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	762,140	0.1
			2,177,900	0.3

		France: 0.1%
904,000		Other Securities	962,812	0.1

		Hong Kong: 0.1%
915,000		Other Securities	984,716	0.1

		Italy: 0.2%
1,191,000		Other Securities	1,218,920	0.2

		Kazakhstan: 0.4%
2,297,000	#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	2,644,421	0.4
150,000		Other Securities	172,688	0.0
			2,817,109	0.4

		Luxembourg: 0.3%
600,000	#	Evraz Group SA, 7.400%, 04/24/17	606,000	0.1
1,315,000		Other Securities	1,535,263	0.2
			2,141,263	0.3

		Mexico: 2.6%
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	367,975	0.1
MXN 140,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	11,013,247	1.6
1,936,000		Petroleos Mexicanos, 5.500%, 01/21/21	2,164,448	0.3
432,000	#	Petroleos Mexicanos, 4.875%, 01/24/22	461,361	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Mexico: (continued)
2,190,000		Southern Copper Corp., 6.750%, 04/16/40	$2,437,251	0.4
1,585,000		Other Securities	1,688,025	0.2
			18,132,307	2.6

		Netherlands: 0.5%
550,000	#	LyondellBasell Industries NV, 6.000%, 11/15/21	596,750	0.1
480,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	511,200	0.1
245,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	263,988	0.0
740,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	764,050	0.1
1,133,000		Other Securities	1,187,064	0.2
			3,323,052	0.5

		New Zealand: 0.1%
800,000	#	Reynolds Group Issuer, Inc., 7.125%, 04/15/19	840,000	0.1

		Peru: 0.1%
785,000	#	Volcan Cia Minera SAA, 5.375%, 02/02/22	817,185	0.1

		Qatar: 0.1%
440,000	#	Nakilat, Inc., 6.067%, 12/31/33	480,700	0.1

		Russia: 0.0%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	428,160	0.0

		South Korea: 0.1%
492,000	#	Korea Gas Corp., 6.250%, 01/20/42	566,562	0.1

		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,167,750	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	783,240	0.1
			1,950,990	0.3

		United Kingdom: 0.6%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	631,796	0.1
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	268,750	0.0
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	637,338	0.1
2,286,000		Other Securities	2,410,008	0.4
			3,947,892	0.6

CORPORATE BONDS/NOTES: (continued)
		United States: 17.8%
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	$469,917	0.1
735,000	#	AMC Networks, Inc., 7.750%, 07/15/21	825,038	0.1
2,718,000		American Express Credit Corp., 2.750%–5.125%, 08/25/14–09/15/15	2,911,283	0.4
785,000	#	Arch Coal, Inc., 7.250%, 06/15/21	704,537	0.1
3,762,000		AT&T, Inc., 2.500%–5.350%, 08/15/15–09/01/40	4,018,619	0.6
590,000	#	Calpine Corp., 7.875%, 07/31/20	646,050	0.1
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	236,250	0.0
370,000	#	CHS/Community Health Systems, Inc., 8.000%, 11/15/19	391,275	0.0
1,208,000		Citigroup, Inc., 5.000%–8.500%, 09/15/14–05/22/19	1,325,166	0.2
1,923,000		Comcast Corp., 5.700%, 05/15/18	2,284,459	0.3
718,000		Comcast Corp., 6.550%, 07/01/39	892,026	0.1
720,000	#	Delphi Corp., 5.875%, 05/15/19	759,600	0.1
1,226,000		Devon Energy Corp., 5.600%, 07/15/41	1,411,132	0.2
500,000	#	DPL, Inc., 6.500%, 10/15/16	545,000	0.1
560,000	#	Fidelity National Information Services, Inc., 5.000%, 03/15/22	562,800	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	612,000	0.1
605,000		General Electric Capital Corp., 2.250%, 11/09/15	619,586	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,674,685	0.4
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,166,115	0.2
1,888,000	#	Hyundai Capital America, 4.000%, 06/08/17	1,952,989	0.3
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	507,500	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
2,036,000		JPMorgan Chase & Co., 4.400%, 07/22/20	$2,158,641	0.3
2,632,000		Kellogg Co., 4.000%, 12/15/20	2,841,270	0.4
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	527,500	0.1
885,000	#	Lamar Media Corp., 5.875%, 02/01/22	913,762	0.1
885,000	#	Mediacom LLC/ Mediacom Capital Corp., 7.250%, 02/15/22	902,700	0.1
220,000	#	Meritage Homes Corp., 7.000%, 04/01/22	223,850	0.0
500,000	#	Mylan, Inc., 6.000%, 11/15/18	527,500	0.1
525,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	590,625	0.1
2,334,000		Oracle Corp., 5.375%, 07/15/40	2,766,392	0.4
857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,122,883	0.2
840,000	#	Peabody Energy Corp., 6.000%, 11/15/18	856,800	0.1
125,000	#	Peabody Energy Corp., 6.250%, 11/15/21	127,187	0.0
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,003,833	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,254,000	0.2
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	407,500	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	721,800	0.1
480,000	#	WPX Energy, Inc., 6.000%, 01/15/22	469,200	0.1
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	804,825	0.1
73,060,000		Other Securities	81,217,885	11.5
			124,954,180	17.8

		Venezuela: 0.9%
5,023,995		Petroleos de Venezuela, 5.000%, 10/28/15	4,335,708	0.6
2,240,900		Other Securities	1,820,483	0.3
			6,156,191	0.9
		Total Corporate Bonds/Notes
		(Cost $207,268,367)	218,842,481	31.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.7%
		United States: 9.7%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	$1,732,035	0.2
2,144,102		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	2,196,150	0.3
1,215,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.320%, 07/10/43	1,172,565	0.2
580,000	#	Bear Stearns Commercial Mortgage Securities, 5.714%, 04/12/38	534,427	0.1
610,000	#	Bear Stearns Deutsche Bank Trust, 5.008%, 09/15/27	649,491	0.1
583,515	#	Commercial Mortgage Pass Through Certificates, 0.420%, 06/15/22	567,483	0.1
2,365,739		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	2,376,714	0.3
500,000		Credit Suisse Mortgage Capital Certificates, 5.867%, 06/15/39	544,637	0.1
1,967,182	#	Credit Suisse Mortgage Capital Certificates, 5.165%, 07/27/37	2,001,333	0.3
2,227,253		CW Capital Cobalt Ltd., 5.930%, 05/15/46	2,245,299	0.3
3,180,000		GMAC Commercial Mortgage Securities, Inc., 4.619%, 05/10/43	3,318,853	0.5
2,165,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	2,182,344	0.3
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,632,044	0.2
2,935,345		JP Morgan Chase Commercial Mortgage Securities Corp., 5.247%–5.988%, 01/12/43–06/15/49	2,945,624	0.4
2,000,000		LB-UBS Commercial Mortgage Trust, 6.087%, 06/15/38	1,651,071	0.3
660,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	630,372	0.1
260,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	260,112	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	$4,753,596	0.7
2,583,982		Morgan Stanley Capital I, 5.782%, 04/12/49	2,659,461	0.4
1,330,000	#	Morgan Stanley Capital I, 5.599%, 01/13/41	1,323,213	0.2
1,760,000		Morgan Stanley Capital I, 5.073%–5.302%, 01/14/42–08/13/42	1,730,699	0.2
2,600,000	#	Morgan Stanley Reremic Trust, 5.854%, 12/17/43	2,652,100	0.4
960,000	#	RBSCF Trust, 5.305%, 01/16/49	974,780	0.1
2,502,142		Wachovia Bank Commercial Mortgage Trust, 5.922%, 06/15/49	2,550,328	0.4
2,600,000		Wachovia Bank Commercial Mortgage Trust, 5.383%–5.927%, 12/15/43–06/15/49	2,729,954	0.4
3,824,342		Wells Fargo Mortgage Backed Securities Trust, 2.655%–5.500%, 05/25/35–09/25/37	3,784,663	0.5
18,624,001		Other Securities	18,376,300	2.6

		Total Collateralized Mortgage Obligations
		(Cost $68,197,788)	68,175,648	9.7

FOREIGN GOVERNMENT BONDS: 27.5%
		Argentina: 0.6%
9,013,556		Argentina Government International Bond, 0.000%–8.280%, 09/12/13–12/15/35	4,129,634	0.6

		Brazil: 7.6%
BRL 95,901,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	48,475,750	6.9
1,164,000		Federal Republic of Brazil, 5.625%, 01/07/41	1,390,980	0.2
2,217,000		Federal Republic of Brazil, 10.125%, 05/15/27	3,748,947	0.5
			53,615,677	7.6

		Canada: 1.2%
CAD 3,000,000		Canadian Government Bond, 1.750%, 03/01/13	3,049,258	0.4
CAD 1,000,000		Canadian Government Bond, 3.000%, 12/01/15	1,064,210	0.2
CAD 2,000,000		Canadian Government Bond, 3.500%, 06/01/20	2,259,716	0.3
CAD 1,800,000		Canadian Government Bond, 4.000%, 06/01/41	2,335,071	0.3
			8,708,255	1.2

FOREIGN GOVERNMENT BONDS: (continued)
		Colombia: 0.4%
1,853,000		Colombia Government International Bond, 6.125%, 01/18/41	$2,349,604	0.3
306,000		Colombia Government International Bond, 7.375%, 09/18/37	441,864	0.1
			2,791,468	0.4

		Dominican Republic: 0.7%
DOP 188,000,000	#	Dominican Republic International Bond, 16.950%, 02/04/22	4,862,982	0.7

		Germany: 1.7%
EUR 410,000		Bundesobligation, 1.250%, 10/14/16	560,367	0.1
EUR 8,090,000		Bundesrepublik Deutschland, 2.000%, 01/04/22	11,120,628	1.6
			11,680,995	1.7

		Hungary: 0.2%
1,813,000		Other Securities	1,749,731	0.2

		Indonesia: 0.6%
2,057,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	2,036,430	0.3
1,692,000		Indonesia Government International Bond, 4.875%–6.625%, 05/05/21–02/17/37	1,960,040	0.3
			3,996,470	0.6

		Ireland: 2.6%
EUR 8,976,000		Ireland Government Bond, 4.400%, 06/18/19	10,596,756	1.5
EUR 6,440,000		Ireland Government Bond, 4.500%, 04/18/20	7,432,776	1.1
			18,029,532	2.6

		Italy: 2.1%
EUR 11,090,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	14,585,113	2.1

		Lithuania: 0.3%
1,729,000	#	Lithuania Government International Bond, 5.125%–6.625%, 09/14/17–02/01/22	1,863,756	0.3

		Mexico: 0.1%
658,000		Other Securities	824,145	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Panama: 0.4%
1,966,000		Panama Government International Bond, 5.200%–7.125%, 01/30/20–01/26/36	$2,552,762	0.4

		Peru: 0.4%
1,822,000		Peru Government International Bond, 8.750%, 11/21/33	2,928,865	0.4

		Philippines: 0.5%
3,247,000		Philippine Government International Bond, 4.000%–7.750%, 01/15/21–01/14/31	3,920,732	0.5

		Poland: 0.3%
2,194,000		Poland Government International Bond, 5.000%–6.375%, 07/15/19–03/23/22	2,436,051	0.3

		Russia: 1.8%
3,092,189	#	Russia Government Bond, 7.500%, 03/31/30	3,714,493	0.5
RUB 200,000,000		Russian Federal Bond — OFZ, 7.500%, 03/15/18	6,803,080	1.0
751,440		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	902,667	0.1
600,000	#	Russian Foreign Bond — Eurobond, 3.250%, 04/04/17	609,750	0.1
800,000	#	Russian Foreign Bond — Eurobond, 5.625%, 04/04/42	850,960	0.1
			12,880,950	1.8

		South Africa: 3.0%
ZAR 120,000,000		South Africa Government Bond, 10.500%, 12/21/26	18,469,890	2.6
2,136,000		South Africa Government International Bond, 5.500%, 03/09/20	2,440,380	0.4
			20,910,270	3.0

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	529,319	0.1

		Turkey: 0.8%
1,851,000		Turkey Government International Bond, 7.500%, 11/07/19	2,230,455	0.3
3,005,000		Turkey Government International Bond, 5.125%–7.000%, 09/26/16–09/26/22	3,260,526	0.5
			5,490,981	0.8

FOREIGN GOVERNMENT BONDS: (continued)
		Ukraine: 0.7%
1,049,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	$970,325	0.1
1,342,000	#	Ukraine Government International Bond, 7.650%, 06/11/13	1,335,290	0.2
2,363,000		Ukraine Government International Bond, 6.250%–7.650%, 06/11/13–06/17/16	2,339,565	0.4
			4,645,180	0.7

		United Kingdom: 0.9%
GBP 3,600,000		United Kingdom Gilt, 4.250%–4.750%, 03/07/13–12/07/40	6,632,957	0.9

		Uruguay: 0.4%
UYU 6,067,000		Uruguay Government International Bond, 4.250%, 04/05/27	496,690	0.1
1,637,267	&	Uruguay Government International Bond, 6.875%–7.875%, 09/28/25–03/21/36	2,269,243	0.3
			2,765,933	0.4

		Venezuela: 0.1%
606,600		Other Securities	608,116	0.1

		Total Foreign Government Bonds
		(Cost $193,630,479)	193,139,874	27.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.9%
		Federal Home Loan Mortgage Corporation: 3.8%##
7,432,903		0.690%, due 06/15/37	7,451,086	1.0
2,533,000		1.750%, due 05/30/19	2,553,221	0.4
8,793,000		2.375%, due 01/13/22	8,859,071	1.3
14,661,376	ˆ	6.410%, due 02/15/41	3,319,922	0.5
16,561,004	ˆ	5.000%–5.810%, due 11/15/32–07/15/40	4,268,790	0.6
			26,452,090	3.8

		Federal National Mortgage Association: 3.0%##
1,366,674		32.256%, due 11/25/36	2,315,925	0.3
32,741,745	ˆ, W	3.500%–23.045%, due 05/25/18–02/25/42	18,651,791	2.7
			20,967,716	3.0

		Government National Mortgage Association: 2.1%
3,139,877		0.760%, due 12/20/38	3,152,640	0.5
1,583,346		21.271%, due 03/20/37	2,337,592	0.3
42,119,831	ˆ	4.000%–24.419%, due 04/16/37–10/20/60	9,341,785	1.3
			14,832,017	2.1

		Total U.S. Government Agency Obligations
		(Cost $60,639,219)	62,251,823	8.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 7.6%
		U.S. Treasury Bonds: 2.1%
7,282,000		2.000%, due 02/15/22	$7,333,200	1.1
7,245,000		3.125%, due 11/15/41	7,257,454	1.0
			14,590,654	2.1

		U.S. Treasury Notes: 5.5%
6,279,000		0.250%, due 03/31/14	6,279,245	0.9
875,000		0.375%, due 03/15/15	875,137	0.1
5,612,000		1.000%, due 03/31/17	5,668,120	0.8
24,435,000		1.500%, due 03/31/19	24,759,521	3.5
1,466,000		Other Securities	1,466,114	0.2
			39,048,137	5.5

		Total U.S. Treasury Obligations
		(Cost $52,417,082)	53,638,791	7.6

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.2%
		Credit Default Swaptions: 0.1%
27,975,000	@	Call on OTC Swaption, CDX.NA.HY.18, Fund Receives, Strike @ 94.000, Exp. 09/19/12 Counterparty: Morgan Stanley	700,836	0.1

		Interest Rate Swaptions: 0.0%
39,800,000	@	Call OTC Swaption, 3-month USD-LIBOR-BBA, Fund Receives, Strike @ 2.400%, Exp. 07/11/22 Counterparty: Citigroup, Inc.	170,280	0.0

		Options On Currencies: 0.1%
36,400,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 05/25/12 Counterparty: Barclays Bank PLC	110,092	0.0
35,100,000	@	JPY Put vs. USD Call Currency Option, Strike @ 82.000, Exp. 09/10/12 Counterparty: Morgan Stanley	396,448	0.1

PURCHASED OPTIONS: (continued)
		Options On Currencies: (continued)
14,500,000	@	USD Put vs. BRL Call Currency Option, Strike @ 1.865, Exp. 06/21/12 Counterparty: Deutsche Bank AG	$63,419	0.0
			569,959	0.1

		Total Purchased Options
		(Cost $2,732,827)	1,441,075	0.2

		Total Long-Term Investments
		(Cost $584,885,762)	597,489,692	85.0

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 20.9%
		Commercial Paper: 8.2%
5,000,000		Comcast, 0.440%, 06/15/12	4,997,189	0.7
5,000,000		Concord Minutemen, 0.490%, 10/02/12	4,989,500	0.7
5,000,000		Crown Point, 0.490%, 10/02/12	4,989,500	0.7
5,677,000		CVS Caremark, 0.330%, 05/01/12	5,676,948	0.8
6,300,000		Devon Energy Corp., 0.390%, 05/07/12	6,299,522	0.9
4,800,000		Florida Power Corp., 0.420%, 05/03/12	4,799,832	0.7
5,000,000		Kraft Foods, 0.450%, 06/28/12	4,996,276	0.7
7,000,000		Kroger Co., 0.400%, 05/01/12	6,999,922	1.0
7,000,000		Pacific Gas & Electric, 0.440%, 05/24/12	6,997,947	1.0
7,000,000		Volkswagen Credit, 0.420%, 05/11/12	6,999,102	1.0
			57,745,738	8.2

		Foreign Government Bonds: 5.6%
KRW 22,309,080,000		Korea Monetary Stabilization Bond, 3.460%, 10/09/12	19,788,612	2.8
MXN 255,636,000		Mexico Cetes, 4.330%, 06/14/12	19,519,518	2.8
			39,308,130	5.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreement: 6.5%
45,449,000	Deutsche Bank AG Repurchase Agreement dated 04/30/12, 0.190%, due 05/01/12, $45,449,240 to be received upon repurchase (Collateralized by $46,242,400, United States Treasury, 0.875%, Market Value plus accrued interest $46,358,006 due 04/30/17) (Cost $45,449,000)	$45,449,000	6.5

	Mutual Funds: 0.6%
4,507,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $4,507,000)	4,507,000	0.6

	Total Short-Term Investments
	(Cost $146,826,874)	147,009,868	20.9

	Total Investments in Securities (Cost $731,712,636)	$744,499,560	105.9
	Liabilities in Excess of Other Assets	(41,476,660)	(5.9)
	Net Assets	$703,022,900	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

&	Payment-in-kind

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

DOP	Dominican Peso

EUR	EU Euro

GBP	British Pound

KRW	South Korean Won

MXN	Mexican Peso

RUB	Russian Ruble

UYU	Uruguayan Peso Uruguayo

ZAR	South African Rand

Cost for federal income tax purposes is $732,043,066.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,642,248
Gross Unrealized Depreciation	(8,185,754)
Net Unrealized Appreciation	$12,456,494

Sector Diversification	Percentage of Net Assets
Collateralized Mortgage Obligations	9.7%
Consumer Discretionary	4.0
Consumer Staples	2.2
Corporate Bonds/Notes	0.8
Credit Default Swaptions	0.1
Energy	5.3
Federal Home Loan Mortgage Corporation	2.4
Federal National Mortgage Association	3.0
Financials	9.3
Foreign Government Bonds	28.1
Government National Mortgage Association	2.1
Health Care	1.5
Industrials	0.7
Information Technology	1.2
Interest Rate Swaptions	0.0
Materials	1.8
Options On Currencies	0.1
Telecommunication Services	1.8
Telecommunications	0.3
U.S. Government Agency Obligations	1.4
U.S. Treasury Bonds	2.1
U.S. Treasury Notes	5.3
U.S. Treasury Obligations	0.2
Utilities	1.6
Short-Term Investments	20.9
Liabilities in Excess of Other Assets	(5.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Purchased Options	$—	$1,441,075	$—	$1,441,075
Corporate Bonds/Notes	—	218,842,481	—	218,842,481
Collateralized Mortgage Obligations	—	68,175,648	—	68,175,648
Short-Term Investments	4,507,000	142,502,868	—	147,009,868
Foreign Government Bonds	—	193,139,874	—	193,139,874
U.S. Treasury Obligations	—	53,638,791	—	53,638,791
U.S. Government Agency Obligations	—	62,251,823	—	62,251,823
Total Investments, at value	$4,507,000	$739,992,560	$—	$744,499,560
Other Financial Instruments+
Swaps	$—	$2,156,268	$—	$2,156,268
Futures	1,445,804	—	—	1,445,804
Forward Foreign Currency Contracts	—	14,005,491	—	14,005,491
Total Assets	$5,952,804	$756,154,319	$—	$762,107,123
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(20,033,313)	$—	$(20,033,313)
Futures	(1,239,438)	—	—	(1,239,438)
Written Options	—	(733,398)	—	(733,398)
Forward Foreign Currency Contracts	—	(14,729,043)	—	(14,729,043)
Total Liabilities	$(1,239,438)	$(35,495,754)	$—	$(36,735,192)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Corporate Bonds/Notes	$19,149,143	$—	$(20,422,064)	$—	$85,920	$1,187,001	$—	$—	$—
Total Investments, at value	$19,149,143	$—	$(20,422,064)	$—	$85,920	$1,187,001	$—	$—	$—

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $—.

At April 30, 2012 , the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Canadian Dollar	2,801,441	Buy	05/18/12	$2,827,000	$2,834,778	$7,778
Barclays Bank PLC	EU Euro	2,809,763	Buy	05/18/12	3,690,000	3,719,540	29,540
Barclays Bank PLC	EU Euro	11,213,119	Buy	05/18/12	14,742,000	14,843,831	101,831
Barclays Bank PLC	Malaysian Ringgit	24,058,852	Buy	05/18/12	7,781,000	7,939,387	158,387
Barclays Bank PLC	Norwegian Krone	16,731,390	Buy	07/13/12	2,908,000	2,914,935	6,935
Barclays Bank PLC	Swedish Krona	20,183,759	Buy	07/13/12	2,973,342	2,994,034	20,692
Barclays Bank PLC	Danish Krone	6,953,272	Buy	07/13/12	1,218,973	1,237,922	18,949
Barclays Bank PLC	Mexican Peso	58,681,377	Buy	05/18/12	4,538,000	4,496,674	(41,326)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	413,505,295	Buy	05/18/12	$13,489,000	$14,030,696	$541,696
Barclays Bank PLC	Turkish Lira	1,958,427	Buy	05/18/12	1,041,524	1,110,353	68,829
Barclays Bank PLC	Argentine Peso	34,676,775	Buy	09/24/12	7,339,000	7,235,172	(103,828)
Citigroup, Inc.	Turkish Lira	30,111,161	Buy	05/18/12	17,038,090	17,071,867	33,777
Citigroup, Inc.	Turkish Lira	20,541,085	Buy	05/18/12	11,624,836	11,646,003	21,167
Citigroup, Inc.	EU Euro	2,189,391	Buy	05/18/12	2,873,000	2,898,297	25,297
Citigroup, Inc.	EU Euro	21,066,728	Buy	05/18/12	27,640,073	27,887,954	247,881
Citigroup, Inc.	EU Euro	11,123,962	Buy	05/18/12	14,542,000	14,725,806	183,806
Citigroup, Inc.	Canadian Dollar	26,250	Buy	05/18/12	26,409	26,563	154
Citigroup, Inc.	EU Euro	8,169,270	Buy	05/18/12	10,722,967	10,814,409	91,442
Citigroup, Inc.	Colombian Peso	15,311,806,319	Buy	05/18/12	8,573,240	8,665,472	92,232
Citigroup, Inc.	Colombian Peso	17,400,643,526	Buy	05/18/12	9,770,154	9,847,616	77,462
Citigroup, Inc.	Hungarian Forint	4,111,479,005	Buy	07/13/12	18,086,244	18,774,555	688,311
Citigroup, Inc.	Turkish Lira	12,055,453	Buy	05/18/12	6,744,000	6,834,977	90,977
Citigroup, Inc.	South African Rand	4,547,162	Buy	05/18/12	580,699	583,330	2,631
Citigroup, Inc.	British Pound	14,174,403	Buy	07/13/12	22,430,596	22,993,175	562,579
Citigroup, Inc.	Norwegian Krone	49,178,820	Buy	07/13/12	8,443,200	8,567,911	124,711
Citigroup, Inc.	Mexican Peso	49,859,061	Buy	05/18/12	3,849,592	3,820,633	(28,959)
Citigroup, Inc.	Canadian Dollar	6,822,373	Buy	05/18/12	6,816,000	6,903,560	87,560
Citigroup, Inc.	Mexican Peso	86,983,735	Buy	05/18/12	6,555,863	6,665,446	109,583
Citigroup, Inc.	EU Euro	3,793,714	Buy	05/18/12	4,941,392	5,022,086	80,694
Citigroup, Inc.	Canadian Dollar	29,852,707	Buy	05/18/12	29,354,617	30,207,955	853,338
Citigroup, Inc.	EU Euro	28,989,945	Buy	05/18/12	37,455,182	38,376,640	921,458
Citigroup, Inc.	Polish Zloty	434,996	Buy	05/18/12	128,641	137,672	9,031
Credit Suisse First Boston	EU Euro	11,009,750	Buy	05/18/12	14,631,000	14,574,613	(56,387)
Credit Suisse First Boston	EU Euro	1,097,580	Buy	05/18/12	1,462,609	1,452,967	(9,642)
Credit Suisse First Boston	Japanese Yen	151,340,018	Buy	05/18/12	1,811,000	1,895,852	84,852
Credit Suisse First Boston	Japanese Yen	567,740,828	Buy	05/18/12	7,042,000	7,112,148	70,148
Credit Suisse First Boston	Norwegian Krone	14,341,750	Buy	07/13/12	2,488,000	2,498,613	10,613
Credit Suisse First Boston	Singapore Dollar	12,661,302	Buy	07/13/12	10,120,953	10,233,467	112,514
Credit Suisse First Boston	Mexican Peso	167,136,468	Buy	05/18/12	12,841,489	12,807,441	(34,048)
Credit Suisse First Boston	Mexican Peso	54,684,581	Buy	05/18/12	4,088,017	4,190,406	102,389
Deutsche Bank AG	Turkish Lira	12,449,662	Buy	05/18/12	7,006,000	7,058,478	52,478
Deutsche Bank AG	Japanese Yen	246,005,878	Buy	05/18/12	3,020,000	3,081,741	61,741
Deutsche Bank AG	EU Euro	4,255,180	Buy	05/18/12	5,591,000	5,632,971	41,971
Deutsche Bank AG	Turkish Lira	20,823,673	Buy	05/18/12	11,561,000	11,806,220	245,220
Deutsche Bank AG	Mexican Peso	141,836,026	Buy	05/18/12	10,686,539	10,868,702	182,163
Deutsche Bank AG	Japanese Yen	202,778,688	Buy	05/18/12	2,512,000	2,540,230	28,230
Deutsche Bank AG	Canadian Dollar	5,033,115	Buy	05/18/12	5,064,000	5,093,009	29,009
Deutsche Bank AG	Mexican Peso	74,970,752	Buy	05/18/12	5,889,436	5,744,907	(144,529)
Deutsche Bank AG	Russian Ruble	243,655,825	Buy	05/18/12	8,197,000	8,267,514	70,514
Deutsche Bank AG	Colombian Peso	9,325,696,000	Buy	05/18/12	5,248,000	5,277,728	29,728
Deutsche Bank AG	Japanese Yen	570,458,129	Buy	05/18/12	7,055,000	7,146,188	91,188
Deutsche Bank AG	Japanese Yen	569,908,544	Buy	05/18/12	7,055,000	7,139,303	84,303
Deutsche Bank AG	Swiss Franc	1,761,679	Buy	07/13/12	1,943,000	1,942,789	(211)
Deutsche Bank AG	Norwegian Krone	50,096,706	Buy	07/13/12	8,724,000	8,727,825	3,825
Deutsche Bank AG	Swedish Krona	11,429,124	Buy	07/13/12	1,703,000	1,695,383	(7,617)
Deutsche Bank AG	Swiss Franc	1,562,166	Buy	07/13/12	1,707,000	1,722,765	15,765
Deutsche Bank AG	EU Euro	5,187,621	Buy	05/18/12	6,923,000	6,867,329	(55,671)
Deutsche Bank AG	British Pound	1,859,903	Buy	07/13/12	2,983,000	3,017,064	34,064
Deutsche Bank AG	Mexican Peso	149,955,408	Buy	05/18/12	11,591,563	11,490,880	(100,683)
Deutsche Bank AG	Swiss Franc	1,551,377	Buy	07/13/12	1,697,000	1,710,866	13,866
Deutsche Bank AG	South African Rand	196,099,900	Buy	05/18/12	25,020,721	25,156,561	135,840
Deutsche Bank AG	Brazilian Real	18,998,569	Buy	07/13/12	10,111,000	9,825,754	(285,246)
Deutsche Bank AG	EU Euro	1,406,496	Buy	05/18/12	1,866,000	1,861,908	(4,092)
Deutsche Bank AG	Japanese Yen	218,310,596	Buy	05/18/12	2,740,000	2,734,799	(5,201)
Deutsche Bank AG	Canadian Dollar	13,699,628	Buy	05/18/12	13,694,000	13,862,654	168,654
Deutsche Bank AG	Polish Zloty	47,795,615	Buy	05/18/12	14,990,000	15,126,863	136,863
Deutsche Bank AG	EU Euro	14,120,741	Buy	05/18/12	18,728,000	18,692,916	(35,084)
Deutsche Bank AG	EU Euro	7,630,813	Buy	05/18/12	10,033,000	10,101,604	68,604
Deutsche Bank AG	Canadian Dollar	2,953,525	Buy	05/18/12	2,948,000	2,988,672	40,672
Deutsche Bank AG	Canadian Dollar	13,382,933	Buy	05/18/12	13,304,000	13,542,190	238,190
Deutsche Bank AG	Polish Zloty	36,374,400	Buy	05/18/12	11,156,015	11,512,155	356,140

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EU Euro	5,059,901	Buy	05/18/12	$6,593,000	$6,698,253	$105,253
Deutsche Bank AG	Mexican Peso	79,114,137	Buy	05/18/12	6,003,000	6,062,409	59,409
Deutsche Bank AG	Japanese Yen	7,515,815,670	Buy	05/18/12	97,493,409	94,151,397	(3,342,012)
Deutsche Bank AG	Malaysian Ringgit	40,257,467	Buy	05/18/12	12,911,311	13,284,908	373,597
Deutsche Bank AG	Malaysian Ringgit	22,009,735	Buy	05/18/12	6,985,000	7,263,182	278,182
HSBC	EU Euro	8,230,322	Buy	05/18/12	10,900,000	10,895,230	(4,770)
HSBC	Chilean Peso	8,978,793,418	Buy	07/13/12	18,418,000	18,343,819	(74,181)
HSBC	Indian Rupee	781,445,953	Buy	07/13/12	14,867,552	14,591,777	(275,775)
HSBC	Russian Ruble	323,225,420	Buy	05/18/12	10,142,792	10,967,399	824,607
HSBC	South African Rand	93,610,325	Buy	05/18/12	11,457,532	12,008,746	551,214
HSBC	Chinese Yuan	69,676,320	Buy	08/24/12	11,087,893	11,015,325	(72,568)
JPMorgan Chase & Co.	Canadian Dollar	2,931,470	Buy	05/18/12	2,979,000	2,966,355	(12,645)
JPMorgan Chase & Co.	EU Euro	11,093,652	Buy	05/18/12	14,565,000	14,685,682	120,682
JPMorgan Chase & Co.	South African Rand	71,337,098	Buy	05/18/12	9,089,000	9,151,438	62,438
JPMorgan Chase & Co.	EU Euro	11,205,006	Buy	05/18/12	14,673,000	14,833,091	160,091
JPMorgan Chase & Co.	EU Euro	11,254,078	Buy	05/18/12	14,708,000	14,898,053	190,053
JPMorgan Chase & Co.	EU Euro	11,218,290	Buy	05/18/12	14,742,000	14,850,677	108,677
JPMorgan Chase & Co.	Japanese Yen	271,347,132	Buy	05/18/12	3,288,000	3,399,193	111,193
JPMorgan Chase & Co.	EU Euro	10,948,202	Buy	05/18/12	14,555,000	14,493,137	(61,863)
JPMorgan Chase & Co.	EU Euro	10,923,168	Buy	05/18/12	14,568,000	14,459,997	(108,003)
JPMorgan Chase & Co.	EU Euro	5,763,107	Buy	05/18/12	7,509,000	7,629,152	120,152
JPMorgan Chase & Co.	Swiss Franc	7,025,249	Buy	07/13/12	7,761,000	7,747,480	(13,520)
JPMorgan Chase & Co.	EU Euro	3,925,640	Buy	05/18/12	5,229,000	5,196,729	(32,271)
JPMorgan Chase & Co.	Swiss Franc	1,555,433	Buy	07/13/12	1,709,000	1,715,339	6,339
JPMorgan Chase & Co.	Japanese Yen	448,197,876	Buy	05/18/12	5,580,000	5,614,621	34,621
JPMorgan Chase & Co.	Mexican Peso	100,335,083	Buy	05/18/12	7,716,000	7,688,541	(27,459)
Morgan Stanley	Canadian Dollar	3,092,250	Buy	05/18/12	3,116,000	3,129,048	13,048
Morgan Stanley	Czech Koruna	252,859,710	Buy	05/18/12	13,694,000	13,417,701	(276,299)
Morgan Stanley	British Pound	1,806,071	Buy	07/13/12	2,912,000	2,929,739	17,739
Morgan Stanley	Canadian Dollar	6,805,771	Buy	05/18/12	6,813,000	6,886,760	73,760
Morgan Stanley	Chilean Peso	500,149,900	Buy	07/13/12	1,017,289	1,021,815	4,526
Morgan Stanley	Canadian Dollar	6,822,714	Buy	05/18/12	6,816,000	6,903,904	87,904
Morgan Stanley	Peruvian Nuevo Sol	141,428	Buy	05/18/12	52,419	53,557	1,138
Morgan Stanley	Israeli New Shekel	21,506,009	Buy	05/18/12	5,671,513	5,706,922	35,409
UBS Warburg LLC	EU Euro	11,203,466	Buy	05/18/12	14,673,000	14,831,052	158,052
UBS Warburg LLC	Norwegian Krone	17,646,543	Buy	07/13/12	3,074,000	3,074,372	372
UBS Warburg LLC	Norwegian Krone	20,465,359	Buy	07/13/12	3,561,000	3,565,465	4,465
UBS Warburg LLC	Australian Dollar	14,139,165	Buy	07/13/12	14,581,000	14,618,358	37,358
UBS Warburg LLC	Swedish Krona	23,458,561	Buy	07/13/12	3,459,000	3,479,815	20,815
UBS Warburg LLC	Japanese Yen	25,466,175	Buy	05/18/12	333,000	319,017	(13,983)
							$6,101,493

Barclays Bank PLC	South African Rand	71,835,876	Sell	05/18/12	$8,915,737	$9,215,423	$(299,686)
Barclays Bank PLC	EU Euro	2,044,864	Sell	05/18/12	2,701,000	2,706,974	(5,974)
Barclays Bank PLC	Russian Ruble	199,702,960	Sell	05/18/12	6,788,000	6,776,144	11,856
Barclays Bank PLC	British Pound	1,926,133	Sell	07/13/12	3,108,000	3,124,499	(16,499)
Barclays Bank PLC	Chilean Peso	8,496,163,500	Sell	07/13/12	17,138,000	17,357,798	(219,798)
Barclays Bank PLC	British Pound	1,878,395	Sell	07/13/12	3,026,000	3,047,060	(21,060)
Barclays Bank PLC	British Pound	1,708,073	Sell	07/13/12	2,737,000	2,770,770	(33,770)
Barclays Bank PLC	Australian Dollar	1,739,561	Sell	07/13/12	1,785,000	1,798,517	(13,517)
Barclays Bank PLC	Malaysian Ringgit	41,794,386	Sell	05/18/12	13,764,000	13,792,089	(28,089)
Barclays Bank PLC	Japanese Yen	117,162,677	Sell	05/18/12	1,515,000	1,467,709	47,291
Barclays Bank PLC	Japanese Yen	103,639,114	Sell	05/18/12	1,331,000	1,298,298	32,702
Barclays Bank PLC	Czech Koruna	189,525,569	Sell	05/18/12	9,612,253	10,056,949	(444,696)
Citigroup, Inc.	Mexican Peso	26,546	Sell	05/18/12	2,014	2,034	(20)
Citigroup, Inc.	Swiss Franc	910,312	Sell	07/13/12	987,850	1,003,896	(16,046)
Citigroup, Inc.	Hungarian Forint	3,112,251,601	Sell	07/13/12	13,422,491	14,211,708	(789,217)
Citigroup, Inc.	EU Euro	8,271,139	Sell	05/18/12	10,992,385	10,949,263	43,122
Citigroup, Inc.	EU Euro	5,690,931	Sell	05/18/12	7,562,707	7,533,606	29,101
Citigroup, Inc.	Mexican Peso	241,181,873	Sell	05/18/12	18,860,598	18,481,440	379,158
Citigroup, Inc.	Mexican Peso	74,057,998	Sell	05/18/12	5,787,347	5,674,964	112,383
Citigroup, Inc.	Mexican Peso	19,831,647	Sell	05/18/12	1,495,000	1,519,672	(24,672)
Credit Suisse First Boston	Japanese Yen	589,725,837	Sell	05/18/12	7,293,000	7,387,556	(94,556)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	Canadian Dollar	2,937,201	Sell	05/18/12	$2,968,000	$2,972,154	$(4,154)
Credit Suisse First Boston	Canadian Dollar	5,042,062	Sell	05/18/12	5,083,000	5,102,062	(19,062)
Credit Suisse First Boston	EU Euro	11,000,495	Sell	05/18/12	14,631,000	14,562,362	68,638
Credit Suisse First Boston	Japanese Yen	549,451,333	Sell	05/18/12	6,730,000	6,883,033	(153,033)
Credit Suisse First Boston	EU Euro	5,376,930	Sell	05/18/12	7,055,000	7,117,934	(62,934)
Credit Suisse First Boston	Swedish Krona	12,773,983	Sell	07/13/12	1,895,000	1,894,877	123
Credit Suisse First Boston	Japanese Yen	180,512,795	Sell	05/18/12	2,226,000	2,261,302	(35,302)
Credit Suisse First Boston	Swedish Krona	21,430,525	Sell	07/13/12	3,183,000	3,178,978	4,022
Credit Suisse First Boston	Swedish Krona	11,716,246	Sell	07/13/12	1,731,000	1,737,974	(6,974)
Credit Suisse First Boston	Norwegian Krone	29,184,436	Sell	07/13/12	5,083,000	5,084,499	(1,499)
Credit Suisse First Boston	Norwegian Krone	15,757,402	Sell	07/13/12	2,729,000	2,745,247	(16,247)
Credit Suisse First Boston	Swedish Krona	11,702,739	Sell	07/13/12	1,730,000	1,735,970	(5,970)
Credit Suisse First Boston	Swiss Franc	3,113,965	Sell	07/13/12	3,408,000	3,434,096	(26,096)
Credit Suisse First Boston	Japanese Yen	241,065,390	Sell	05/18/12	3,165,000	3,019,851	145,149
Deutsche Bank AG	EU Euro	4,541,309	Sell	05/18/12	5,995,000	6,011,746	(16,746)
Deutsche Bank AG	Turkish Lira	26,434,200	Sell	05/18/12	14,754,966	14,987,172	(232,206)
Deutsche Bank AG	Canadian Dollar	3,028,294	Sell	05/18/12	3,038,000	3,064,330	(26,330)
Deutsche Bank AG	Japanese Yen	245,389,184	Sell	05/18/12	3,021,000	3,074,016	(53,016)
Deutsche Bank AG	EU Euro	754,932	Sell	05/18/12	996,000	999,373	(3,373)
Deutsche Bank AG	Japanese Yen	252,235,163	Sell	05/18/12	3,121,000	3,159,776	(38,776)
Deutsche Bank AG	Russian Ruble	217,552,500	Sell	05/18/12	7,325,000	7,381,799	(56,799)
Deutsche Bank AG	EU Euro	10,922,202	Sell	05/18/12	14,568,000	14,458,717	109,283
Deutsche Bank AG	EU Euro	10,904,069	Sell	05/18/12	14,568,000	14,434,714	133,286
Deutsche Bank AG	Japanese Yen	606,995,134	Sell	05/18/12	7,254,000	7,603,891	(349,891)
Deutsche Bank AG	EU Euro	5,262,442	Sell	05/18/12	6,998,000	6,966,375	31,625
Deutsche Bank AG	Swiss Franc	1,573,691	Sell	07/13/12	1,730,000	1,735,474	(5,474)
Deutsche Bank AG	Australian Dollar	2,246,310	Sell	07/13/12	2,293,000	2,322,441	(29,441)
Deutsche Bank AG	EU Euro	5,143,040	Sell	05/18/12	6,923,000	6,808,313	114,687
Deutsche Bank AG	Australian Dollar	2,595,025	Sell	07/13/12	2,654,000	2,682,974	(28,974)
Deutsche Bank AG	Swedish Krona	11,618,993	Sell	07/13/12	1,719,000	1,723,547	(4,547)
Deutsche Bank AG	Australian Dollar	2,093,570	Sell	07/13/12	2,150,000	2,164,523	(14,523)
Deutsche Bank AG	Norwegian Krone	16,876,971	Sell	07/13/12	2,924,000	2,940,298	(16,298)
Deutsche Bank AG	New Zealand Dollar	19,849,753	Sell	07/13/12	16,221,000	16,151,272	69,728
Deutsche Bank AG	South Korean Won	13,188,909,180	Sell	07/13/12	11,530,783	11,611,516	(80,733)
Deutsche Bank AG	South African Rand	34,692,354	Sell	05/18/12	4,445,000	4,450,488	(5,488)
Deutsche Bank AG	Mexican Peso	83,248,980	Sell	05/18/12	6,476,000	6,379,256	96,744
Deutsche Bank AG	EU Euro	182,402	Sell	05/18/12	239,765	241,462	(1,697)
Deutsche Bank AG	EU Euro	10,335,375	Sell	05/18/12	13,633,000	13,681,881	(48,881)
Deutsche Bank AG	Canadian Dollar	13,439,135	Sell	05/18/12	13,459,000	13,599,061	(140,061)
Deutsche Bank AG	EU Euro	7,668,555	Sell	05/18/12	10,033,000	10,151,567	(118,567)
Deutsche Bank AG	Mexican Peso	41,315,020	Sell	05/18/12	3,154,276	3,165,914	(11,638)
Deutsche Bank AG	Colombian Peso	29,881,540,000	Sell	05/18/12	16,360,000	16,910,979	(550,979)
Deutsche Bank AG	Japanese Yen	392,171,551	Sell	05/18/12	5,148,000	4,912,773	235,227
Deutsche Bank AG	Israeli New Shekel	15,711,168	Sell	05/18/12	4,128,000	4,169,180	(41,180)
Deutsche Bank AG	Mexican Peso	194,299,380	Sell	05/18/12	14,598,000	14,888,898	(290,898)
Deutsche Bank AG	South African Rand	109,749,110	Sell	05/18/12	13,566,021	14,079,101	(513,080)
Deutsche Bank AG	Mexican Peso	30,723,404	Sell	05/18/12	2,308,000	2,354,293	(46,293)
Deutsche Bank AG	Colombian Peso	13,615,037,164	Sell	05/18/12	7,407,529	7,705,213	(297,684)
Deutsche Bank AG	Taiwan New Dollar	310,515,064	Sell	05/18/12	10,347,053	10,631,856	(284,803)
Deutsche Bank AG	South African Rand	83,727,846	Sell	05/18/12	10,034,016	10,740,978	(706,962)
HSBC	South African Rand	72,633,978	Sell	05/18/12	9,153,967	9,317,808	(163,841)
HSBC	Russian Ruble	200,368,000	Sell	05/18/12	6,760,282	6,798,710	(38,428)
HSBC	Brazilian Real	40,936,239	Sell	07/13/12	21,955,671	21,171,564	784,107
HSBC	Polish Zloty	43,669,488	Sell	05/18/12	13,472,000	13,820,983	(348,983)
HSBC	Peruvian Nuevo Sol	141,428	Sell	05/18/12	52,197	53,557	(1,360)
JPMorgan Chase & Co.	EU Euro	10,992,583	Sell	05/18/12	14,573,967	14,551,888	22,079
JPMorgan Chase & Co.	EU Euro	5,077,310	Sell	05/18/12	6,731,000	6,721,300	9,700
JPMorgan Chase & Co.	Japanese Yen	252,440,440	Sell	05/18/12	3,100,000	3,162,347	(62,347)
JPMorgan Chase & Co.	EU Euro	11,086,390	Sell	05/18/12	14,565,000	14,676,068	(111,068)
JPMorgan Chase & Co.	Turkish Lira	23,544,734	Sell	05/18/12	13,075,475	13,348,956	(273,481)
JPMorgan Chase & Co.	EU Euro	11,073,772	Sell	05/18/12	14,542,000	14,659,365	(117,365)
JPMorgan Chase & Co.	EU Euro	11,170,951	Sell	05/18/12	14,673,000	14,788,010	(115,010)
JPMorgan Chase & Co.	EU Euro	11,247,529	Sell	05/18/12	14,708,000	14,889,383	(181,383)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Canadian Dollar	3,782,103	Sell	05/18/12	$3,766,000	$3,827,111	$(61,111)
JPMorgan Chase & Co.	EU Euro	11,230,708	Sell	05/18/12	14,742,000	14,867,115	(125,115)
JPMorgan Chase & Co.	EU Euro	10,953,344	Sell	05/18/12	14,555,000	14,499,942	55,058
JPMorgan Chase & Co.	Japanese Yen	412,646,952	Sell	05/18/12	4,957,000	5,169,271	(212,271)
JPMorgan Chase & Co.	Canadian Dollar	822,797	Sell	05/18/12	829,000	832,589	(3,589)
JPMorgan Chase & Co.	Australian Dollar	2,092,899	Sell	07/13/12	2,146,000	2,163,830	(17,830)
JPMorgan Chase & Co.	New Zealand Dollar	5,987,356	Sell	07/13/12	4,869,840	4,871,769	(1,929)
JPMorgan Chase & Co.	Australian Dollar	15,521,409	Sell	07/13/12	15,907,317	16,047,447	(140,130)
Morgan Stanley	EU Euro	11,193,244	Sell	05/18/12	14,673,000	14,817,521	(144,521)
Morgan Stanley	Canadian Dollar	7,558,245	Sell	05/18/12	7,584,000	7,648,188	(64,188)
Morgan Stanley	Canadian Dollar	5,899,729	Sell	05/18/12	5,943,000	5,969,936	(26,936)
Morgan Stanley	Canadian Dollar	7,271,377	Sell	05/18/12	7,266,000	7,357,907	(91,907)
Morgan Stanley	Canadian Dollar	14,025,655	Sell	05/18/12	13,981,000	14,192,561	(211,561)
Morgan Stanley	South Korean Won	4,096,287,800	Sell	07/13/12	3,586,000	3,606,372	(20,372)
Morgan Stanley	Canadian Dollar	13,731,220	Sell	05/18/12	13,694,000	13,894,622	(200,622)
Morgan Stanley	Mexican Peso	106,369,776	Sell	05/18/12	8,292,000	8,150,972	141,028
Morgan Stanley	Taiwan New Dollar	354,440,900	Sell	05/18/12	11,924,000	12,135,852	(211,852)
UBS Warburg LLC	EU Euro	11,240,710	Sell	05/18/12	14,742,000	14,880,356	(138,356)
UBS Warburg LLC	EU Euro	2,304,678	Sell	05/18/12	3,021,000	3,050,913	(29,913)
UBS Warburg LLC	Swedish Krona	19,360,893	Sell	07/13/12	2,872,000	2,871,972	28
UBS Warburg LLC	Swiss Franc	1,566,897	Sell	07/13/12	1,725,000	1,727,982	(2,982)
UBS Warburg LLC	Norwegian Krone	46,415,635	Sell	07/13/12	8,058,000	8,086,510	(28,510)
							$(6,825,045)

ING Global Bond Fund Open Futures Contracts on April 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	144	06/07/12	$24,588,992	$525,464
90-Day Eurodollar	148	03/17/14	36,742,850	139,842
90-Day Eurodollar	148	03/14/16	36,313,650	240,794
Australia 3-Year Bond	3	06/15/12	339,391	593
Canada 10-Year Bond	53	06/20/12	7,084,729	36,294
Euro-Bobl 5-Year	2	06/07/12	331,718	3,527
Euro-Bund	14	06/07/12	2,614,645	73,217
Long Gilt	149	06/27/12	27,955,938	287,258
Short Gilt	66	06/27/12	11,181,376	(9,625)
U.S. Treasury 10-Year Note	66	06/20/12	8,730,563	59,523
U.S. Treasury Ultra Long Bond	62	06/20/12	9,784,375	66,079
			$165,668,227	$1,422,966
Short Contracts
90-Day Eurodollar	(296)	03/16/15	$(73,108,300)	$(415,416)
Australia 10-Year Bond	(43)	06/15/12	(5,368,380)	(95,303)
Euro-Schatz	(287)	06/07/12	(42,017,049)	(101,729)
Medium Gilt	(55)	06/27/12	(10,036,353)	13,213
U.S. Treasury 2-Year Note	(11)	06/29/12	(2,426,016)	(543)
U.S. Treasury 5-Year Note	(190)	06/29/12	(23,521,407)	(297,148)
U.S. Treasury Long Bond	(257)	06/20/12	(36,718,875)	(319,674)
			$(193,196,380)	$(1,216,600)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on April 30, 2012:

Credit Default Swaps on Credit Indices—Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.17	Buy	(5.000)	06/20/17	USD 28,540,000	$(3,309,717)	$(3,146,982)	$(162,735)
						$(3,309,717)	$(3,146,982)	$(162,735)

Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Republic of Turkey	Buy	(1.000)	03/20/17	USD 1,666,873	$96,962	$97,989	$(1,027)
Deutsche Bank AG	United Mexican States	Buy	(1.000)	03/20/17	USD 13,722,342	83,562	222,404	(138,842)
						$180,524	$320,393	$(139,869)

Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 04/30/12 (%)(5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Federal Republic of Germany	Sell	0.250	06/20/17	0.863	USD 33,200,000	$(1,013,514)	$(866,281)	$(147,233)
Deutsche Bank AG	Federative Republic of Brazil	Sell	1.000	03/20/17	1.198	USD 13,722,342	(127,835)	(234,954)	107,119
Morgan Stanley	Ireland	Sell	1.000	03/20/17	5.719	USD 8,233,000	(1,498,977)	(1,446,506)	(52,471)
Citigroup, Inc.	Romania	Sell	1.000	03/20/17	3.384	USD 1,666,873	(175,245)	(159,840)	(15,405)
							$(2,815,571)	$(2,707,581)	$(107,990)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on April 30, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL 84,000,000	$(642,104)	$—	$(642,104)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	(362,619)	—	(362,619)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	(366,916)	—	(366,916)
Receive a fixed rate equal to 2.538% and pay a floating rate based on the 3-month CAD-BA-CDOR Counterparty: Citigroup, Inc.	04/24/22	CAD 39,788,000	(59,115)	—	(59,115)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP 7,250,000,000	(470,904)	—	(470,904)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP 7,250,000,000	(444,549)	—	(444,549)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP 7,250,000,000	(418,189)	—	(418,189)
Receive a floating rate based on the 6-month CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.850% Counterparty: Bank of America	03/23/17	CZK 265,000,000	(46,836)	—	(46,836)
Receive a floating rate based on 6-month CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.755% Counterparty: Deutsche Bank AG	12/12/16	CZK 288,000,000	(1,141)	—	(1,141)
Receive a floating rate based on 3-month ILS-TELBOR01-Reuters and pay a fixed rate equal to 2.66% Counterparty: Deutsche Bank AG	02/13/14	ILS 126,000,000	142,315	—	142,315
Receive a fixed rate equal to 4.350% and pay a floating rate based on the 3-month ILS-TELBOR01-Reuters Counterparty: Deutsche Bank AG	02/13/22	ILS 29,500,000	(339,524)	—	(339,524)
Receive a fixed rate equal to 7.530% and pay a floating rate based on the INR-MIBOR-OIS-COMPOUND Counterparty: Credit Suisse First Boston	02/24/17	INR 800,000,000	(126,157)	—	(126,157)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(117,706)	—	(117,706)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse First Boston	03/26/17	KRW 17,000,000,000	(114,371)	—	(114,371)
Receive a fixed rate equal to 4.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Bank of America	04/30/14	MXN 465,000,000	(8,680)	—	(8,680)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.680% Counterparty: Bank of America	03/27/17	MXN 219,000,000	$(145,209)	$—	$(145,209)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.520% Counterparty: Citigroup, Inc.	03/30/22	MXN 111,000,000	(73,576)	—	(73,576)
Receive a fixed rate equal to 4.660% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse First Boston	04/22/14	MXN 230,000,000	(70,856)	—	(70,856)
Receive a fixed rate equal to 4.900% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse First Boston	04/30/14	MXN 465,000,000	19,194	—	19,194
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.380% Counterparty: Credit Suisse First Boston	04/18/17	MXN 200,000,000	88,173	—	88,173
Receive a fixed rate equal to 6.370% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse First Boston	04/12/22	MXN 57,000,000	(17,158)	—	(17,158)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	08/09/13	MXN 165,116,773	9,004	—	9,004
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	04/28/14	MXN 450,000,000	(27,019)	—	(27,019)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.580% Counterparty: Deutsche Bank AG	08/05/16	MXN 144,477,176	(102,516)	—	(102,516)
Receive a fixed rate equal to 6.480% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/30/21	MXN 41,279,193	37,754	—	37,754
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.520% Counterparty: Deutsche Bank AG	03/30/22	MXN 112,000,000	(74,239)	—	(74,239)
Receive a fixed rate equal to 4.660% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	04/22/14	MXN 230,000,000	(70,856)	—	(70,856)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.370% Counterparty: Morgan Stanley	04/18/17	MXN 195,000,000	92,851	—	92,851
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.650% Counterparty: Morgan Stanley	03/28/22	MXN 110,000,000	(163,853)	—	(163,853)
Receive a fixed rate equal to 6.350% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	04/12/22	MXN 57,000,000	(24,300)	—	(24,300)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month PLN-WIBOR-WIBO Counterparty: Bank of America	01/16/14	PLN 121,000,000	(96,718)	—	(96,718)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.850% and pay a floating rate based on the 6-month PLN-WIBOR-WIBO Counterparty: Bank of America	01/30/14	PLN 115,000,000	$(76,995)	$—	$(76,995)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN 48,500,000	(105,703)	—	(105,703)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.860% Counterparty: Bank of America	01/16/17	PLN 52,000,000	46,939	—	46,939
Receive a fixed rate equal to 2.190% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE Counterparty: Credit Suisse First Boston	04/23/17	SEK 261,600,000	(9,218)	—	(9,218)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD 10,271,000	(1,363,602)	—	(1,363,602)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.444% Counterparty: Credit Suisse First Boston	12/24/20	USD 45,000,000	(5,886,160)	—	(5,886,160)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.083% Counterparty: Deutsche Bank AG	04/26/22	USD 39,788,000	(211,540)	—	(211,540)
Receive a fixed rate equal to 2.788% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	03/16/20	USD 73,700,000	1,444,011	—	1,444,011
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.453% Counterparty: Morgan Stanley	03/16/45	USD 29,000,000	(1,759,400)	—	(1,759,400)
Receive a fixed rate equal to 7.550% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Deutsche Bank AG	04/24/22	ZAR 79,500,000	7,500	—	7,500
Receive a fixed rate equal to 6.820% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	11/16/16	ZAR 127,000,000	88,003	—	88,003
Receive a fixed rate equal to 6.670% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	01/30/17	ZAR 122,000,000	(40,571)	—	(40,571)
Receive a fixed rate equal to 6.680% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	02/06/17	ZAR 119,000,000	(37,127)	—	(37,127)
Receive a fixed rate equal to 6.690% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: UBS Warburg LLC	02/06/17	ZAR 126,000,000	(32,598)	—	(32,598)
			$(11,932,281)	$—	$(11,932,281)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

ING Global Bond Fund Written Swaptions Open on April 30, 2012:

Written Swaptions on CDS Indices

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Strike Price	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Morgan Stanley	CDX.NA.HY.18	Pay	89.000%	06/20/17	USD 27,975,000	$475,580	$(335,805)
							$475,580	$(335,805)

ING Global Bond Fund Written OTC Options on April 30, 2012:

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
14,500,000	Deutsche Bank AG	JPY Put vs. USD Call Currency Option	1.990 USD	06/21/12	$147,755	$(124,107)
36,400,000	Barclays Bank PLC	USD Put vs. EUR Call Currency Option	1.340 USD	05/25/12	155,064	(129,372)
16,000,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	75.000 USD	07/03/12	322,400	(15,914)
			Total Written OTC Options		$625,219	$(269,393)

ING Global Bond Fund Written Swaptions Open on April 30, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.648%	07/09/12	USD 79,600,000	$398,000	$(128,200)
Total Written Swaptions							$398,000	$(128,200)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Investments in securities at value*	$700,836
Foreign exchange contracts	Investments in securities at value*	569,959
Interest rate contracts	Investments in securities at value*	170,280
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	14,005,491
Credit contracts	Upfront payments paid on OTC swap agreements	320,393
Credit contracts	Unrealized appreciation on OTC swap agreements	107,119
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,975,744
Interest rate contracts	Net Assets- Unrealized appreciation**	1,445,804
Total Asset Derivatives		$19,295,626

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,729,043
Credit contracts	Upfront payments received on OTC swap agreements	5,854,563
Credit contracts	Unrealized depreciation on OTC swap agreements	517,713
Interest rate contracts	Unrealized depreciation on OTC swap agreements	13,908,025
Interest rate contracts	Net Assets- Unrealized depreciation**	1,239,438
Credit contracts	Written options, at fair value	335,805
Foreign exchange contracts	Written options, at fair value	269,393
Interest rate contracts	Written options, at fair value	128,200
Total Liability Derivatives		$36,982,180

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL BOND FUND

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(245,078)	$—	$—	$596,508	$193,349	$544,779
Foreign exchange contracts	(506,558)	(7,055,539)	—	—	1,885,453	(5,676,644)
Interest rate contracts	(56,350)	—	3,105,385	(5,139,880)	66,916	(2,023,929)
Total	$(807,986)	$(7,055,539)	$3,105,385	$(4,543,372)	$2,145,718	$(7,155,794)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(243,851)	$—	$—	$(410,594)	$139,775	$(514,670)
Foreign exchange contracts	(85,919)	(212,147)	—	—	84,667	(213,399)
Interest rate contracts	(227,720)	—	(396,273)	(1,639,672)	269,800	(1,993,865)
Total	$(557,490)	$(212,147)	$(396,273)	$(2,050,266)	$494,242	$(2,721,934)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING GLOBAL EQUITY DIVIDEND FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.6%
		Australia: 3.0%
99,981		Amcor Ltd.	$780,342	1.0
190,234		Other Securities	1,565,824	2.0
			2,346,166	3.0

		Brazil: 0.5%
16,513		Other Securities	365,928	0.5

		Canada: 4.4%
10,400		Canadian Imperial Bank of Commerce	784,646	1.0
38,058		Shaw Communications, Inc. — Class B	784,391	1.0
18,119		TransCanada Corp.	797,137	1.1
20,390		Other Securities	985,603	1.3
			3,351,777	4.4

		France: 7.6%
18,615		Cie de Saint-Gobain	781,557	1.0
45,771		Gaz de France	1,053,841	1.4
10,343		Sanofi-Aventis	790,015	1.0
16,161		Vinci S.A.	749,553	1.0
66,612		Other Securities	2,491,653	3.2
			5,866,619	7.6

		Germany: 5.8%
17,401		Bayer AG	1,226,139	1.6
40,008		Deutsche Post AG	747,105	0.9
111,738		Other Securities (a)	2,520,868	3.3
			4,494,112	5.8

		Hong Kong: 1.0%
13,414		China Mobile Ltd. ADR	742,331	1.0

		Israel: 0.8%
55,401		Other Securities	633,722	0.8

		Italy: 0.5%
242,906		Other Securities	368,209	0.5

		Japan: 9.1%
19,400		Astellas Pharma, Inc.	786,778	1.0
49,600		Mitsui & Co., Ltd.	774,534	1.0
346,635		Other Securities	5,405,210	7.1
			6,966,522	9.1

		Luxembourg: 0.9%
38,947		Other Securities	676,584	0.9

		Netherlands: 2.6%
32,744		Royal Dutch Shell PLC	1,167,838	1.5
58,784		Other Securities	831,938	1.1
			1,999,776	2.6

		Portugal: 0.4%
120,668		Other Securities	345,074	0.4

COMMON STOCK: (continued)
		Singapore: 2.1%
313,000		Singapore Telecommunications Ltd.	$787,342	1.0
53,000		United Overseas Bank Ltd.	822,316	1.1
			1,609,658	2.1

		South Korea: 0.5%
11,910		Other Securities	380,570	0.5

		Sweden: 1.5%
119,320	@	Telefonaktiebolaget LM Ericsson	1,182,875	1.5

		Switzerland: 4.1%
20,168		Novartis AG	1,113,601	1.5
4,235		Roche Holding AG — Genusschein	773,991	1.0
3,266	@	Zurich Financial Services AG	800,180	1.0
20,704		Other Securities	495,217	0.6
			3,182,989	4.1

		Taiwan: 1.1%
52,349		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	815,597	1.1

		United Kingdom: 12.1%
108,413		BP PLC	783,188	1.0
15,100		Ensco International PLC ADR	825,215	1.1
87,620		HSBC Holdings PLC	790,962	1.0
19,338		Imperial Tobacco Group PLC	773,336	1.0
66,776		Prudential PLC	818,402	1.0
13,056		Reckitt Benckiser PLC	760,035	1.0
91,063		Reed Elsevier PLC	753,553	1.0
528,403		Other Securities	3,827,006	5.0
			9,331,697	12.1

		United States: 38.6%
12,278		Abbott Laboratories	761,973	1.0
77,600		Arch Coal, Inc.	757,376	1.0
25,498		AT&T, Inc.	839,139	1.1
23,100		Bristol-Myers Squibb Co.	770,847	1.0
24,746		Carnival Corp.	803,998	1.0
20,400		CenturyTel, Inc.	786,624	1.0
11,400		Chevron Corp.	1,214,784	1.6
14,000		ExxonMobil Corp.	1,208,760	1.6
19,927		Freeport-McMoRan Copper & Gold, Inc.	763,204	1.0
58,461		General Electric Co.	1,144,666	1.5
33,800		Hewlett-Packard Co.	836,888	1.1
21,381		Kraft Foods, Inc.	852,460	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: (continued)
35,525		Microsoft Corp.	$1,137,511	1.5
12,794		PepsiCo, Inc.	844,404	1.1
33,547		Pfizer, Inc.	769,233	1.0
45,611	L	Pitney Bowes, Inc.	781,316	1.0
28,342		PPL Corp.	775,154	1.0
19,300		St. Jude Medical, Inc.	747,296	1.0
13,500		Tyco International Ltd.	757,755	1.0
28,700		UGI Corp.	837,466	1.1
13,800		United Technologies Corp.	1,126,632	1.4
22,258		Wells Fargo & Co.	744,085	1.0
304,012		Other Securities	10,415,258	13.5
			29,676,829	38.6

		Total Common Stock
		(Cost $72,375,869)	74,337,035	96.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.5%
	Securities Lending Collateralcc(1): 1.5%
132,312	Citigroup, Inc., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $132,313, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $134,958, due 04/15/24–05/01/42)	132,312	0.2
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 4.000%, Market Value plus accrued interest $1,020,000, due 08/15/41–12/20/41)	1,000,000	1.3
		1,132,312	1.5

	Total Short-Term Investments
	(Cost $1,132,312)	1,132,312	1.5

	Total Investments in Securities (Cost $73,508,181)	$75,469,347	98.1
	Assets in Excess of Other Liabilities	1,481,939	1.9
	Net Assets	$76,951,286	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $74,121,686.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,591,623
Gross Unrealized Depreciation	(4,243,962)
Net Unrealized Appreciation	$1,347,661

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	8.5%
Consumer Staples	7.7
Energy	11.2
Financials	17.9
Health Care	11.3
Industrials	12.4
Information Technology	8.6
Materials	7.0
Telecommunications	6.3
Utilities	5.7
Short-Term Investments	1.5
Assets in Excess of Other Liabilities	1.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL EQUITY DIVIDEND FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$2,346,166	$—	$2,346,166
Brazil	365,928	—	—	365,928
Canada	3,351,777	—	—	3,351,777
France	—	5,866,619	—	5,866,619
Germany	—	4,494,112	—	4,494,112
Hong Kong	742,331	—	—	742,331
Israel	—	633,722	—	633,722
Italy	—	368,209	—	368,209
Japan	—	6,966,522	—	6,966,522
Luxembourg	—	676,584	—	676,584
Netherlands	—	1,999,776	—	1,999,776
Portugal	—	345,074	—	345,074
Singapore	—	1,609,658	—	1,609,658
South Korea	—	380,570	—	380,570
Sweden	—	1,182,875	—	1,182,875
Switzerland	495,217	2,687,772	—	3,182,989
Taiwan	815,597	—	—	815,597
United Kingdom	825,215	8,506,482	—	9,331,697
United States	29,676,829	—	—	29,676,829
Total Common Stock	36,272,894	38,064,141	—	74,337,035
Short-Term Investments	—	1,132,312	—	1,132,312
Total Investments, at value	$36,272,894	$39,196,453	$—	$75,469,347

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING GLOBAL NATURAL RESOURCES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.2%
		Canada: 6.9%
26,900		Centerra Gold, Inc.	$348,283	0.3
41,508		GoldCorp, Inc.	1,588,096	1.5
53,300	@	Harry Winston Diamond Corp.	760,773	0.7
138,500	@	Lundin Mining Corp.	672,977	0.6
75,829		Teck Cominco Ltd. — Class B	2,830,696	2.7
34,917	@	Thompson Creek Metals Co., Inc.	207,058	0.2
66,189		Trican Well Services Ltd.	957,474	0.9
			7,365,357	6.9

		France: 1.3%
12,202		Technip S.A.	1,385,660	1.3

		Netherlands: 3.3%
49,373		Royal Dutch Shell PLC — Class A ADR	3,532,145	3.3

		Norway: 2.6%
105,200		Statoil ASA ADR	2,830,932	2.6

		United Kingdom: 5.5%
31,800		Antofagasta PLC	612,370	0.6
83,301		BG Group PLC	1,965,506	1.8
40,965		Ensco International PLC ADR	2,238,737	2.1
11,800		Randgold Resources Ltd. ADR	1,051,970	1.0
			5,868,583	5.5

		United States: 78.6%
45,300		Anadarko Petroleum Corp.	3,316,413	3.1
117,009		Arch Coal, Inc.	1,142,008	1.1
73,000	@	Basic Energy Services, Inc.	1,051,200	1.0
65,500	@	Cameron International Corp.	3,356,875	3.1
72,767		Chevron Corp.	7,754,052	7.2
28,080		Cimarex Energy Co.	1,940,609	1.8
35,000		Cliffs Natural Resources, Inc.	2,179,100	2.0
31,500		ConocoPhillips	2,256,345	2.1
38,900		Devon Energy Corp.	2,717,165	2.5
17,300		Domtar Corp.	1,513,404	1.4
44,700	@	Energy XXI Bermuda Ltd.	1,684,296	1.6
32,200		EOG Resources, Inc.	3,535,882	3.3
38,200		EQT Corp.	1,903,124	1.8
117,564		ExxonMobil Corp.	10,150,476	9.4
15,100	@	Forum Energy Technologies, Inc.	349,112	0.3
114,200		Freeport-McMoRan Copper & Gold, Inc.	4,373,860	4.1

COMMON STOCK: (continued)
		United States: (continued)
59,700	@	FX Energy, Inc.	$339,096	0.3
134,128		Halliburton Co.	4,589,860	4.3
18,300		Hess Corp.	954,162	0.9
106,900	@	Key Energy Services, Inc.	1,353,354	1.3
19,900	@	Laredo Petroleum Holdings, Inc.	525,758	0.5
14,200		Marathon Oil Corp.	416,628	0.4
18,700		Mosaic Co/The	987,734	0.9
20,300		Murphy Oil Corp.	1,115,891	1.0
62,978		National Oilwell Varco, Inc.	4,771,213	4.4
41,100	@	Newfield Exploration Co.	1,475,490	1.4
65,100		Newmont Mining Corp.	3,102,015	2.9
11,900		Occidental Petroleum Corp.	1,085,518	1.0
28,900		Patterson-UTI Energy, Inc.	467,313	0.4
44,500		Range Resources Corp.	2,966,370	2.8
84,300	@	Rowan Cos., Inc.	2,910,879	2.7
56,260		Schlumberger Ltd.	4,171,116	3.9
74,300	@	Southwestern Energy Co.	2,346,394	2.2
37,500	@	Unit Corp.	1,584,375	1.5
			84,387,087	78.6

		Total Common Stock
		(Cost $93,782,189)	105,369,764	98.2

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
1,179,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,179,000)	1,179,000	1.1

		Total Short-Term Investments
		(Cost $1,179,000)	1,179,000	1.1

		Total Investments in Securities (Cost $94,961,189)	$106,548,764	99.3
		Assets in Excess of Other Liabilities	773,192	0.7
		Net Assets	$107,321,956	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $96,838,668.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,917,411
Gross Unrealized Depreciation	(6,207,315)
Net Unrealized Appreciation	$9,710,096

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL NATURAL RESOURCES FUND

Sector Diversification	Percentage of Net Assets
Energy	79.3%
Materials	18.9
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	0.7
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Canada	$7,365,357	$—	$—	$7,365,357
France	—	1,385,660	—	1,385,660
Netherlands	3,532,145	—	—	3,532,145
Norway	2,830,932	—	—	2,830,932
United Kingdom	2,238,737	3,629,846	—	5,868,583
United States	84,387,087	—	—	84,387,087
Total Common Stock	100,354,258	5,015,506	—	105,369,764
Short-Term Investments	1,179,000	—	—	1,179,000
Total Investments, at value	$101,533,258	$5,015,506	$—	$106,548,764

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING GLOBAL OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.3%
		Brazil: 1.4%
108,020		Other Securities	$801,597	1.4

		Cambodia: 0.3%
386,000		Other Securities	179,153	0.3

		Canada: 1.8%
21,500		Suncor Energy, Inc.	710,174	1.2
24,600		Other Securities	321,741	0.6
			1,031,915	1.8

		China: 7.7%
493,000	@	China Communications Construction Co., Ltd.	491,226	0.9
175,000		China Resources Enterprise	633,444	1.1
2,452,375		Other Securities(a)	3,258,863	5.7
			4,383,533	7.7

		Denmark: 1.0%
3,842		Novo-Nordisk A/S	566,399	1.0

		France: 3.7%
4,673		LVMH Moet Hennessy Louis Vuitton S.A.	775,229	1.4
11,538		Vinci S.A.	535,136	0.9
42,344		Other Securities	815,216	1.4
			2,125,581	3.7

		Germany: 1.8%
8,010		Bayer AG	564,415	1.0
23,828		Other Securities(a)	435,364	0.8
			999,779	1.8

		Hong Kong: 1.6%
1,364,000		Hengdeli Holdings Ltd.	543,501	0.9
223,000		Other Securities	397,513	0.7
			941,014	1.6

		India: 2.1%
135,000		ITC Ltd.	628,224	1.1
136,322		Other Securities	558,435	1.0
			1,186,659	2.1

		Indonesia: 2.5%
92,753		Astra International Tbk PT	714,270	1.3
859,828		Bank Mandiri Persero TBK PT	689,539	1.2
			1,403,809	2.5

		Ireland: 0.9%
11,500		Ingersoll-Rand PLC	488,980	0.9

		Italy: 0.9%
43,000		Fiat Industrial SpA	488,139	0.9

		Japan: 6.0%
13,728		Honda Motor Co., Ltd.	494,060	0.9
166,669		Other Securities	2,916,495	5.1
			3,410,555	6.0

COMMON STOCK: (continued)
		Malaysia: 0.5%
259,900		Other Securities	$285,147	0.5

		Netherlands: 6.3%
52,213		Koninklijke KPN NV	468,761	0.8
30,152		Royal Dutch Shell PLC	1,075,393	1.9
152,137		TNT NV	662,026	1.2
27,332		Unilever NV	936,236	1.7
49,561		Other Securities	413,477	0.7
			3,555,893	6.3

		Norway: 0.8%
24,641		Telenor ASA	452,936	0.8

		Peru: 0.6%
2,669		Other Securities	349,399	0.6

		Poland: 0.5%
24,877		Other Securities	266,818	0.5

		Portugal: 0.8%
81,000		Other Securities(a)	435,870	0.8

		Russia: 1.5%
50,717		Gazprom OAO ADR	585,274	1.0
10,614		Other Securities	268,530	0.5
			853,804	1.5

		Singapore: 1.1%
85,000		Oversea-Chinese Banking Corp.	613,827	1.1

		South Korea: 1.8%
826		Samsung Electronics Co., Ltd.	1,010,992	1.8

		Sweden: 0.5%
27,355		Other Securities	271,183	0.5

		Switzerland: 8.3%
35,000	@	ABB Ltd.	637,801	1.1
7,500		Compagnie Financiere Richemont S.A.	464,240	0.8
21,051		Nestle S.A.	1,290,200	2.3
24,965		Novartis AG	1,378,474	2.4
40,915		Other Securities	963,043	1.7
			4,733,758	8.3

		United Kingdom: 9.9%
38,677		BG Group PLC	912,593	1.6
128,669		BP PLC	929,519	1.6
123,419		HSBC Holdings PLC	1,114,127	2.0
24,701		Imperial Tobacco Group PLC	987,806	1.7
7,982		Rio Tinto PLC	447,430	0.8
22,976		Standard Chartered PLC	561,664	1.0
34,183		Other Securities	653,226	1.2
			5,606,365	9.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL OPPORTUNITIES FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: 33.0%
17,399	@	Adobe Systems, Inc.	$583,911	1.0
2,110	@	Apple, Inc.	1,232,746	2.2
10,007	@	Celgene Corp.	729,711	1.3
27,051		Citigroup, Inc.	893,765	1.6
1,618	@	Google, Inc. — Class A	979,262	1.7
17,600		Halliburton Co.	602,272	1.1
7,089		Mead Johnson Nutrition Co.	606,535	1.1
39,157		Microsoft Corp.	1,253,807	2.2
35,998	@	NetApp, Inc.	1,397,802	2.5
5,638		Occidental Petroleum Corp.	514,298	0.9
22,037	@	Quanta Services, Inc.	487,459	0.9
6,300		Schlumberger Ltd.	467,082	0.8
31,415	@	Symantec Corp.	518,976	0.9
10,785		Thermo Fisher Scientific, Inc.	600,185	1.0
35,000	@	Weatherford International Ltd.	499,450	0.9
15,000		Wells Fargo & Co.	501,450	0.9
8,225		Yum! Brands, Inc.	598,204	1.0
186,999		Other Securities(a)	6,219,370	11.0
			18,686,285	33.0

		Total Common Stock
		(Cost $48,529,862)	55,129,390	97.3

EXCHANGE-TRADED FUNDS: 2.0%
13,784	@	SPDR S&P Biotech ETF	1,121,190	2.0

		Total Exchange-Traded Funds
		(Cost $686,236)	1,121,190	2.0

		Total Long-Term Investments
		(Cost $49,216,098)	56,250,580	99.3

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.8%
		Securities Lending Collateralcc(1): 2.8%
1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.125%, Market Value plus accrued interest $1,020,000, due 05/01/51–09/01/49)	1,000,000	1.8

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateral: (continued)
602,110		Daiwa Capital Markets, Repurchase Agreement dated 04/30/12, 0.24%, due 05/01/12 (Repurchase Amount $602,114, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.875%, Market Value plus accrued interest $614,152, due 05/17/12–08/01/47)	$602,110	1.0
			1,602,110	2.8
		Total Short-Term Investments
		(Cost $1,602,110)	1,602,110	2.8
		Total Investments in Securities (Cost $50,818,208)	$57,852,690	102.1
		Liabilities in Excess of Other Assets	(1,176,523)	(2.1)
		Net Assets	$56,676,167	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $51,258,519.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,359,788
Gross Unrealized Depreciation	(3,765,617)
Net Unrealized Appreciation	$6,594,171

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	10.7%
Consumer Staples	12.3
Energy	13.0
Exchange-Traded Funds	2.0
Financials	15.2
Health Care	7.6
Industrials	9.0
Information Technology	22.0
Materials	3.9
Telecommunications	2.4
Utilities	1.2
Short-Term Investments	2.8
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL OPPORTUNITIES FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Brazil	$801,597	$—	$—	$801,597
Cambodia	—	179,153	—	179,153
Canada	1,031,915	—	—	1,031,915
China	318,480	4,065,053	—	4,383,533
Denmark	—	566,399	—	566,399
France	—	2,125,581	—	2,125,581
Germany	—	999,779	—	999,779
Hong Kong	143,014	792,896	5,104	941,014
India	—	1,186,659	—	1,186,659
Indonesia	—	1,403,809	—	1,403,809
Ireland	488,980	—	—	488,980
Italy	—	488,139	—	488,139
Japan	—	3,410,555	—	3,410,555
Malaysia	—	285,147	—	285,147
Netherlands	—	3,555,893	—	3,555,893
Norway	—	452,936	—	452,936
Peru	349,399	—	—	349,399
Poland	—	266,818	—	266,818
Portugal	—	435,870	—	435,870
Russia	585,274	268,530	—	853,804
Singapore	—	613,827	—	613,827
South Korea	—	1,010,992	—	1,010,992
Sweden	—	271,183	—	271,183
Switzerland	1,066,500	3,667,258	—	4,733,758
United Kingdom	—	5,606,365	—	5,606,365
United States	18,686,285	—	—	18,686,285
Total Common Stock	23,471,444	31,652,842	5,104	55,129,390
Exchange-Traded Funds	1,121,190	—	—	1,121,190
Short-Term Investments	—	1,602,110	—	1,602,110
Total Investments, at value	$24,592,634	$33,254,952	$5,104	$57,852,690

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$5,097	$—	$—	$—	$—	$7	$—	$—	$5,104
Total Investments, at value	$5,097	$—	$—	$—	$—	$7	$—	$—	$5,104

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $7.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING GLOBAL REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Australia: 7.9%
47,788,716		Dexus Property Group	$46,365,770	1.2
11,096,005		Goodman Group	41,485,745	1.0
10,762,775		Investa Office Fund	30,549,857	0.8
11,027,134		Westfield Group	105,434,264	2.6
15,730,581		Westfield Retail Trust	44,390,531	1.1
17,753,338		Other Securities	46,451,387	1.2
			314,677,554	7.9

		Brazil: 0.2%
504,600		Other Securities	8,153,440	0.2

		Canada: 2.5%
1,671,000		Brookfield Properties Co.	30,345,360	0.7
2,109,100		Other Securities	71,329,990	1.8
			101,675,350	2.5

		China: 2.3%
73,900,000	L	Evergrande Real Estate Group Ltd.	42,425,009	1.1
75,943,500		Other Securities	48,922,847	1.2
			91,347,856	2.3

		France: 4.4%
492,229		Unibail	92,104,537	2.3
1,458,155		Other Securities	83,320,281	2.1
			175,424,818	4.4

		Germany: 0.4%
518,844		Other Securities(a)	17,267,727	0.4

		Hong Kong: 10.0%
7,613,763		Cheung Kong Holdings Ltd.	100,692,463	2.5
11,966,245		Hang Lung Properties Ltd.	43,994,210	1.1
8,269,000		Kerry Properties Ltd.	37,519,986	0.9
10,052,900		Link Real Estate Investment Trust	41,824,125	1.1
26,739,200		Sino Land Co.	45,867,058	1.2
4,400,000		Sun Hung Kai Properties Ltd.	52,702,754	1.3
14,719,640		Other Securities	76,262,929	1.9
			398,863,525	10.0

		Japan: 12.8%
577,700		Daito Trust Construction Co., Ltd.	51,951,525	1.3
5,182		Japan Real Estate Investment Corp.	45,906,593	1.1
7,598,230		Mitsubishi Estate Co., Ltd.	134,324,115	3.4
7,035,088		Mitsui Fudosan Co., Ltd.	128,860,377	3.2
7,637,000		Tokyo Tatemono Co., Ltd.	28,200,038	0.7
2,084,763		Other Securities	125,333,399	3.1
			514,576,047	12.8

		Netherlands: 0.7%
663,120		Corio NV	29,705,889	0.7

COMMON STOCK: (continued)
		Singapore: 4.8%
29,610,000	L	CapitaCommercial Trust	$30,794,974	0.8
26,025,950		CapitaLand Ltd.	61,516,975	1.5
31,203,600	@	Global Logistic Properties Ltd.	51,782,696	1.3
29,249,891		Other Securities	46,987,778	1.2
			191,082,423	4.8

		Sweden: 0.5%
1,772,304		Other Securities	21,023,509	0.5

		United Kingdom: 4.6%
1,064,770		Derwent Valley Holdings PLC	30,107,862	0.8
5,559,961		Hammerson PLC	37,692,797	0.9
4,374,261		Land Securities Group PLC	51,657,106	1.3
15,508,251		Other Securities	63,969,036	1.6
			183,426,801	4.6

		United States: 47.2%
782,508		AvalonBay Communities, Inc.	113,776,663	2.8
1,085,900		Boston Properties, Inc.	117,548,675	2.9
943,700		BRE Properties, Inc.	49,544,250	1.2
2,942,200		DDR Corp.	43,544,560	1.1
1,449,800		Equity Residential	89,075,712	2.2
370,100		Essex Property Trust, Inc.	58,464,697	1.5
281,300		Federal Realty Investment Trust	28,315,658	0.7
3,706,111		General Growth Properties, Inc.	65,968,776	1.6
1,047,529		HCP, Inc.	43,420,077	1.1
935,300		Health Care Real Estate Investment Trust, Inc.	52,994,098	1.3
5,197,135		Host Hotels & Resorts, Inc.	86,480,327	2.2
2,423,700		Kimco Realty Corp.	47,044,017	1.2
1,449,575		Liberty Property Trust	52,837,009	1.3
1,472,141		Macerich Co.	90,639,721	2.3
831,700		Post Properties, Inc.	40,503,790	1.0
3,090,902		ProLogis, Inc.	110,592,474	2.8
456,524		Public Storage, Inc.	65,401,628	1.6
1,537,920		Simon Property Group, Inc.	239,300,352	6.0
1,010,830		SL Green Realty Corp.	83,332,825	2.1
910,900		Starwood Hotels & Resorts Worldwide, Inc.	53,925,280	1.3
579,700		Taubman Centers, Inc.	44,741,246	1.1
2,397,555		UDR, Inc.	63,127,623	1.6
1,095,304		Ventas, Inc.	64,392,922	1.6
1,053,802		Vornado Realty Trust	90,458,364	2.2
3,205,600		Other Securities	98,623,378	2.5
			1,894,054,122	47.2

		Total Common Stock
		(Cost $3,095,780,613)	3,941,279,061	98.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Shares		Value	Percentage of Net Assets

RIGHTS: 0.0%
	Germany: 0.0%
518,844	Other Securities(a)	$609,460	0.0

	Total Rights
	(Cost $—)	609,460	0.0

	Total Long-Term Investments
	(Cost $3,095,780,613)	3,941,888,521	98.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateralcc(1): 0.6%
1,230,992	Barclays Bank PLC, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $1,230,998, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $1,255,612, due 05/15/14–02/15/42)	1,230,992	0.0
5,847,206	BNP Paribas Bank, Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $5,847,240, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–4.625%, Market Value plus accrued interest $5,964,154, due 05/08/12–04/30/17)	5,847,206	0.1
5,847,206	Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $5,847,235, collateralized by various U.S. Government Securities, 0.625%–2.375%, Market Value plus accrued interest $5,964,170, due 04/30/13–02/15/41)	5,847,206	0.1
5,847,206	Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $5,847,241, collateralized by various U.S. Government Agency Obligations, 2.491%–7.000%, Market Value plus accrued interest $5,964,153, due 08/01/25–04/01/42)	5,847,206	0.2

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
5,847,206	Goldman Sachs & Co., Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $5,847,238, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $5,964,150, due 02/01/18–07/15/41)	$5,847,206	0.2
		24,619,816	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
54,060,765	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $54,060,765)	54,060,765	1.4

	Total Short-Term Investments
	(Cost $78,680,581)	78,680,581	2.0

	Total Investments in Securities (Cost $3,174,461,194)	$4,020,569,102	100.3
	Liabilities in Excess of Other Assets	(10,920,669)	(0.3)
	Net Assets	$4,009,648,433	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $3,378,819,152.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$813,830,055
Gross Unrealized Depreciation	(172,080,105)
Net Unrealized Appreciation	$641,749,950

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL REAL ESTATE FUND

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	1.3%
Financials	97.0
Short-Term Investments	2.0
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$314,677,554	$—	$314,677,554
Brazil	8,153,440	—	—	8,153,440
Canada	101,675,350	—	—	101,675,350
China	—	91,347,856	—	91,347,856
France	12,243,023	163,181,795	—	175,424,818
Germany	—	17,267,727	—	17,267,727
Hong Kong	—	398,863,525	—	398,863,525
Japan	—	514,576,047	—	514,576,047
Netherlands	—	29,705,889	—	29,705,889
Singapore	—	191,082,423	—	191,082,423
Sweden	—	21,023,509	—	21,023,509
United Kingdom	—	183,426,801	—	183,426,801
United States	1,894,054,122	—	—	1,894,054,122
Total Common Stock	2,016,125,935	1,925,153,126	—	3,941,279,061
Rights	—	609,460	—	609,460
Short-Term Investments	54,060,765	24,619,816	—	78,680,581
Total Investments, at value	$2,070,186,700	$1,950,382,402	$—	$4,020,569,102

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Australia: 1.9%
215,733		Newcrest Mining Ltd.	$5,878,735	1.9

		Brazil: 2.8%
537,190		Centrais Eletricas Brasileiras SA ADR	6,419,420	2.1
423,500		Other Securities	1,902,056	0.7
			8,321,476	2.8

		Canada: 13.3%
742,000	@	Bankers Petroleum Ltd.	2,568,851	0.8
282,668		Barrick Gold Corp.	11,428,267	3.8
485,837	L	Cameco Corp.	10,736,998	3.6
541,503	@	Uranium Participation Corp.	3,020,379	1.0
6,835,721		Other Securities(a)	12,318,486	4.1
			40,072,981	13.3

		China: 0.0%
12,100,000		Other Securities	70,278	0.0

		Egypt: 1.9%
1,054,342		Telecom Egypt	2,262,076	0.8
1,316,521		Other Securities	3,429,931	1.1
			5,692,007	1.9

		Finland: 0.8%
691,297		Nokia OYJ ADR	2,523,234	0.8

		France: 7.9%
650,000		Electricite de France SA	13,770,843	4.6
187,152		Thales S.A.	6,488,214	2.2
189,835		Other Securities(a)	3,455,044	1.1
			23,714,101	7.9

		Greece: 0.5%
171,616		Other Securities	1,533,717	0.5

		Hong Kong: 0.7%
1,781,000		Other Securities(a)	2,013,417	0.7

		Hungary: 0.5%
24,316		Other Securities	1,623,473	0.5

		India: 0.3%
276,205		Other Securities	981,687	0.3

		Indonesia: 1.6%
89,200		Telekomunikasi Indonesia Tbk PT ADR	3,229,932	1.1
6,840,000		Other Securities	1,557,755	0.5
			4,787,687	1.6

		Italy: 3.6%
833,583		ERG S.p.A.	6,281,960	2.1
3,160,000	@	Telecom Italia S.p.A. RNC	2,959,740	1.0
372,500		Other Securities(a)	1,602,368	0.5
			10,844,068	3.6

COMMON STOCK: (continued)
		Japan: 15.3%
1,295,550		Chuo Mitsui Trust Holdings, Inc.	$3,795,368	1.2
766,000		Daiwa Securities Group, Inc.	2,894,722	1.0
100,900		East Japan Railway Co.	6,277,711	2.1
158,000		Futaba Corp.	2,461,837	0.8
681,000		Japan Steel Works Ltd.	4,142,291	1.4
276,000		Kamigumi Co., Ltd.	2,218,209	0.7
187,500		Mitsui & Co., Ltd.	2,927,925	1.0
166,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	3,069,615	1.0
153,200		Nippon Telegraph & Telephone Corp.	6,931,635	2.3
1,590		TV Asahi Corp.	2,374,843	0.8
903,700		Other Securities	8,958,183	3.0
			46,052,339	15.3

		Lebanon: 0.5%
106,939	#	Solidere GDR	1,403,040	0.5

		Norway: 1.0%
5,964,105		Marine Harvest	3,060,972	1.0

		Russia: 4.9%
558,200		Gazprom OAO ADR	6,441,628	2.2
2,092,000		Federal Hydrogenerating Co. JSC ADR	7,278,827	2.4
27,429,700		Other Securities	987,082	0.3
			14,707,537	4.9

		Slovenia: 0.5%
22,274		Other Securities	1,402,996	0.5

		South Africa: 2.7%
133,600		AngloGold Ashanti Ltd ADR	4,593,168	1.5
144,750		Impala Platinum Holdings Ltd.	2,825,687	1.0
3,250,000		Other Securities	706,581	0.2
			8,125,436	2.7

		South Korea: 4.1%
330,028		Korea Electric Power Corp. ADR	3,135,266	1.0
363,987		KT Corp. ADR	4,677,233	1.5
348,000		SK Telecom Co., Ltd. ADR	4,704,960	1.6
			12,517,459	4.1

		Switzerland: 1.5%
91,744		Actelion Ltd. — Reg	3,885,170	1.3
11,250		Other Securities	621,183	0.2
			4,506,353	1.5

		Turkey: 2.1%
511,507	@	Turkcell Iletisim Hizmet AS ADR	6,322,227	2.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 3.8%
2,170,128	@	Polyus Gold International Ltd. GDR	$6,727,397	2.2
262,800		Stolt-Nielsen Ltd.	4,699,003	1.6
			11,426,400	3.8

		United States: 25.8%
70,068		Alliant Techsystems, Inc.	3,734,624	1.2
133,000	@	American International Group, Inc.	4,525,990	1.5
529,869		Arch Coal, Inc.	5,171,521	1.7
350,274	L	Best Buy Co., Inc.	7,730,547	2.6
313,426		Chesapeake Energy Corp.	5,779,575	1.9
151,250		Computer Sciences Corp.	4,244,075	1.4
81,000		Eli Lilly & Co.	3,352,590	1.1
90,676		Exelon Corp.	3,537,271	1.2
123,605	@	Ingram Micro, Inc.	2,405,353	0.8
137,487		Kroger Co.	3,199,323	1.1
97,487		Microsoft Corp.	3,121,534	1.0
255,200		Newmont Mining Corp.	12,160,280	4.0
313,002		Old Republic International Corp.	3,114,370	1.0
725,786		Southwest Airlines Co.	6,009,508	2.0
142,975	@	Western Digital Corp.	5,548,860	1.9
123,436		Other Securities	4,103,610	1.4
			77,739,031	25.8

		Total Common Stock
		(Cost $334,100,198)	295,320,651	98.0

PREFERRED STOCK: 0.5%
		South Korea: 0.5%
74,600		Other Securities	1,332,028	0.5

		Total Preferred Stock
		(Cost $2,419,000)	1,332,028	0.5

RIGHTS: 0.0%
		Hong Kong: 0.0%
404,500		Other Securities	47,964	0.0

		Total Rights
		(Cost $—)	47,964	0.0

		Total Long-Term Investments
		(Cost $336,519,198)	296,700,643	98.5

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.0%
		Securities Lending Collateralcc(1): 2.4%
1,742,300		BNP Paribas Bank, Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $1,742,310, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–4.625%, Market Value plus accrued interest $1,777,147, due 05/08/12–04/30/17)	$1,742,300	0.6
366,800		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $366,802, collateralized by various U.S. Government Securities, 0.625%–2.375%, Market Value plus accrued interest $374,137, due 04/30/13–02/15/41)	366,800	0.1
1,742,300		Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,742,311, collateralized by various U.S. Government Agency Obligations, 2.491%–7.000%, Market Value plus accrued interest $1,777,147, due 08/01/25–04/01/42)	1,742,300	0.6
1,742,300		JPMorgan Chase & Co., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $1,742,310, collateralized by various U.S. Government Agency Obligations, 1.988%–6.297%, Market Value plus accrued interest $1,777,149, due 05/01/17–11/01/41)	1,742,300	0.6
1,742,300		Royal Bank of Canada, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,742,310, collateralized by various U.S. Government Agency Obligations, 0.000%–5.000%, Market Value plus accrued interest $1,777,146, due 07/30/12–03/01/42)	1,742,300	0.5
			7,336,000	2.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.6%
1,765,221	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,765,221)	$1,765,221	0.6

	Total Short-Term Investments
	(Cost $9,101,221)	9,101,221	3.0

	Total Investments in Securities (Cost $345,620,419)	$305,801,864	101.5
	Liabilities in Excess of Other Assets	(4,463,304)	(1.5)
	Net Assets	$301,338,560	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $350,718,550.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$15,906,251
Gross Unrealized Depreciation	(60,822,937)
Net Unrealized Depreciation	$(44,916,686)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	5.2%
Consumer Staples	3.2
Energy	15.4
Financials	8.3
Health Care	4.2
Industrials	16.0
Information Technology	6.8
Materials	17.1
Telecommunications	10.7
Utilities	11.6
Short-Term Investments	3.0
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$5,878,735	$—	$5,878,735
Brazil	8,321,476	—	—	8,321,476
Canada	40,072,981	—	—	40,072,981
China	—	—	70,278	70,278
Egypt	3,915,858	1,776,149	—	5,692,007
Finland	2,523,234	—	—	2,523,234
France	1,846,609	21,867,492	—	23,714,101
Greece	—	1,533,717	—	1,533,717
Hong Kong	—	2,013,417	—	2,013,417
Hungary	—	1,623,473	—	1,623,473
India	—	981,687	—	981,687
Indonesia	3,229,932	1,557,755	—	4,787,687
Italy	—	10,844,068	—	10,844,068
Japan	—	46,052,339	—	46,052,339
Lebanon	1,403,040	—	—	1,403,040
Norway	—	3,060,972	—	3,060,972
Russia	7,428,710	7,278,827	—	14,707,537
Slovenia	—	1,402,996	—	1,402,996
South Africa	5,299,749	2,825,687	—	8,125,436

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GLOBAL VALUE CHOICE FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
South Korea	$12,517,459	$—	$—	$12,517,459
Switzerland	—	4,506,353	—	4,506,353
Turkey	6,322,227	—	—	6,322,227
United Kingdom	6,727,397	4,699,003	—	11,426,400
United States	77,739,031	—	—	77,739,031
Total Common Stock	177,347,703	117,902,670	70,278	295,320,651
Preferred Stock	—	1,332,028	—	1,332,028
Rights	—	47,964	—	47,964
Short-Term Investments	1,765,221	7,336,000	—	9,101,221
Total Investments, at value	$179,112,924	$126,618,662	$70,278	$305,801,864

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$554,471	$—	$—	$—	$—	$(484,193)	$—	$—	$70,278
Total Investments, at value	$554,471	$—	$—	$—	$—	$(484,193)	$—	$—	$70,278

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(484,193).

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING GREATER CHINA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.7%
		China: 45.7%
208,000		Agile Property Holdings Ltd.	$270,627	0.9
96,000	@	Anhui Conch Cement Co., Ltd.	319,348	1.0
1,435,400		Bank of China Ltd.	597,732	1.9
290,000	@	China Coal Energy Co. — Class H	331,322	1.0
603,000	@	China Communications Construction Co., Ltd.	600,830	1.9
932,000		China Communications Services Corp., Ltd.	478,082	1.5
1,200,960		China Construction Bank	931,998	2.9
165,000	@	China Life Insurance Co., Ltd.	439,320	1.4
438,000		China Minsheng Banking Corp. Ltd	453,237	1.4
144,000		China Mobile Ltd.	1,593,147	5.0
398,000		China Petroleum & Chemical Corp.	422,720	1.3
1,371,000		China Power International Development Ltd.	309,625	1.0
76,500	@	China Shenhua Energy Co., Ltd.	337,828	1.1
134,000	#,@	CITIC Securities Co. Ltd.	280,132	0.9
448,000		CNOOC Ltd.	946,691	3.0
756,000		Datang International Power Generation Co., Ltd.	267,942	0.8
72,000	#,@	Haitong Securities Co. Ltd.	100,780	0.3
1,409,140		Industrial and Commercial Bank of China Ltd.	936,281	2.9
530,000		PetroChina Co., Ltd.	790,599	2.5
40,500		Ping An Insurance Group Co. of China Ltd.	336,404	1.1
25,900		Tencent Holdings Ltd.	810,250	2.6
5,392,088		Other Securities	2,946,270	9.3
			14,501,165	45.7

		Hong Kong: 25.6%
216,000		AIA Group Ltd.	764,396	2.4
56,000		Cheung Kong Holdings Ltd.	740,603	2.3
170,000		China Everbright Ltd.	268,344	0.8
307,000		Chow Sang Sang Holdings International Ltd.	776,297	2.4
194,000		Cnpc Hong Kong Ltd.	340,453	1.1
323,280		Dah Sing Banking Group Ltd.	334,094	1.1
97,000	@	Galaxy Entertainment Group Ltd.	302,391	1.0
412,000	@	HKT Trust / HKT Ltd.	320,205	1.0
24,000		Hong Kong Exchanges and Clearing Ltd.	381,672	1.2
49,000		Hutchison Whampoa Ltd.	469,422	1.5

COMMON STOCK: (continued)
		Hong Kong: (continued)
62,500		Kerry Properties Ltd.	$283,589	0.9
150,000		Li & Fung Ltd.	319,867	1.0
79,500		MTR Corp.	281,957	0.9
194,000		Sino Land Co.	332,778	1.0
31,000		Sun Hung Kai Properties Ltd.	371,315	1.2
34,000		Television Broadcasts Ltd.	249,084	0.8
100,500		Wharf Holdings Ltd.	596,002	1.9
2,245,400		Other Securities	981,248	3.1
			8,113,717	25.6

		Taiwan: 28.4%
363,522		China Life Insurance Co., Ltd.	322,312	1.0
295,000		Compal Electronics, Inc.	337,727	1.1
720,745		E.Sun Financial Holding Co., Ltd.	380,480	1.2
459,000		Eva Airways Corp.	274,351	0.9
234,110		Far Eastern New Century Corp.	262,836	0.8
358,000		Fubon Financial Holding Co., Ltd.	370,377	1.2
326,256		Hon Hai Precision Industry Co., Ltd.	1,025,806	3.2
25,492		HTC Corp.	382,642	1.2
482,000		Mega Financial Holdings Co., Ltd.	378,958	1.2
117,000		Taiwan Fertilizer Co., Ltd.	278,396	0.9
616,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,820,672	5.7
743,000		United Microelectronics Corp.	388,643	1.2
598,159		Yuanta Financial Holding Co., Ltd.	284,937	0.9
2,156,042		Other Securities	2,486,502	7.9
			8,994,639	28.4

		Total Common Stock
		(Cost $27,485,362)	31,609,521	99.7
		Assets in Excess of Other Liabilities	88,642	0.3
		Net Assets	$31,698,163	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING GREATER CHINA FUND

Cost for federal income tax purposes is $28,537,844.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,461,718
Gross Unrealized Depreciation	(2,390,041)
Net Unrealized Appreciation	$3,071,677

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	6.9%
Consumer Staples	1.5
Energy	11.2
Financials	36.5
Industrials	9.0
Information Technology	19.5
Materials	4.4
Telecommunications	8.3
Utilities	2.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
China	$274,494	$13,983,819	$242,852	$14,501,165
Hong Kong	320,205	7,793,512	—	8,113,717
Taiwan	—	8,994,639	—	8,994,639
Total Common Stock	594,699	30,771,970	242,852	31,609,521
Total Investments, at value	$594,699	$30,771,970	$242,852	$31,609,521

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$83,824	$—	$—	$—	$—	$110	$158,918	$—	$242,852
Total Investments, at value	$83,824	$—	$—	$—	$—	$110	$158,918	$—	$242,852

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $110.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.1%
	Australia: 8.6%
23,124	BHP Billiton Ltd.	$858,067	1.0
19,971	Commonwealth Bank of Australia	1,077,294	1.2
25,740	Iluka Resources Ltd.	449,637	0.5
20,309	National Australia Bank Ltd.	530,863	0.6
24,463	Westpac Banking Corp.	576,500	0.7
539,000	Other Securities	3,991,576	4.6
		7,483,937	8.6

	Austria: 0.4%
24,947	Other Securities	369,433	0.4

	Belgium: 0.9%
5,643	Groupe Bruxelles Lambert S.A.	391,629	0.5
22,465	Other Securities	359,185	0.4
		750,814	0.9

	China: 0.2%
104,000	Other Securities	206,258	0.2

	Denmark: 0.5%
10,304	Other Securities	430,075	0.5

	Finland: 1.6%
12,682	Metso OYJ	544,725	0.6
19,045	Orion Oyj	388,493	0.5
9,049	Other Securities	451,678	0.5
		1,384,896	1.6

	France: 7.4%
6,022	Sanofi-Aventis	459,970	0.5
18,067	Societe Generale	427,722	0.5
19,485	Total S.A.	935,349	1.1
215,232	Other Securities	4,634,784	5.3
		6,457,825	7.4

	Germany: 7.1%
11,057	BASF AG	910,355	1.1
4,449	Bayerische Motoren Werke AG	423,153	0.5
30,915	Deutsche Post AG	577,303	0.7
742	Volkswagen AG	126,752	0.1
92,352	Other Securities	4,110,776	4.7
		6,148,339	7.1

	Greece: 0.1%
12,072	Other Securities	92,650	0.1

	Hong Kong: 2.4%
803,203	Other Securities	2,101,339	2.4

	India: 0.0%
1,440	Other Securities	28,541	0.0

COMMON STOCK: (continued)
	Israel: 0.6%
17,878	Other Securities	$480,813	0.6

	Italy: 2.7%
139,692	Enel S.p.A.	458,105	0.5
42,795	ENI S.p.A.	950,895	1.1
359,741	Other Securities	966,676	1.1
		2,375,676	2.7

	Japan: 22.6%
8,600	Canon, Inc.	389,820	0.5
141,000	Chuo Mitsui Trust Holdings, Inc.	413,066	0.5
46,400	Dainippon Sumitomo Pharma Co., Ltd.	464,689	0.5
3,700	Hirose Electric Co., Ltd.	387,433	0.4
99	Japan Tobacco, Inc.	548,429	0.6
1,700	Keyence Corp.	401,242	0.5
48,800	Sumitomo Corp.	693,506	0.8
16,090	Toyota Motor Corp.	659,332	0.8
7,180	Yamada Denki Co., Ltd.	465,923	0.5
1,749,602	Other Securities	15,262,012	17.5
		19,685,452	22.6

	Luxembourg: 0.9%
19,648	Tenaris S.A.	382,450	0.5
18,194	Other Securities	346,181	0.4
		728,631	0.9

	Macau: 0.2%
48,400	Other Securities	189,500	0.2

	Mexico: 0.3%
11,035	Other Securities	281,163	0.3

	Netherlands: 3.1%
17,631	Royal Dutch Shell PLC — Class A	628,827	0.7
26,536	Royal Dutch Shell PLC — Class B	971,074	1.1
11,543	Unilever NV	395,397	0.5
23,682	Other Securities	721,734	0.8
		2,717,032	3.1

	New Zealand: 0.1%
47,302	Other Securities	101,697	0.1

	Norway: 0.9%
41,280	Other Securities	737,572	0.9

	Portugal: 0.2%
41,735	Other Securities	168,303	0.2

	Singapore: 1.8%
483,000	Other Securities	1,566,909	1.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Spain: 4.5%
124,146		Banco Santander Central Hispano S.A.	$779,464	0.9
432,964		Other Securities	3,104,384	3.6
			3,883,848	4.5

		Sweden: 3.5%
189,083		Other Securities	3,055,086	3.5

		Switzerland: 7.5%
30,638		Nestle S.A.	1,877,781	2.2
25,352		Novartis AG	1,399,842	1.6
4,301		Roche Holding AG — Genusschein	786,053	0.9
509	#	Synthes, Inc.	87,786	0.1
2,672	@	Zurich Financial Services AG	654,648	0.7
73,216		Other Securities	1,704,994	2.0
			6,511,104	7.5

		United Kingdom: 20.0%
27,754		Amec PLC	512,532	0.6
19,391		AstraZeneca PLC	849,742	1.0
18,106		BHP Billiton PLC	582,867	0.7
136,595		BP PLC	986,778	1.1
24,852		British American Tobacco PLC	1,274,650	1.5
184,207		BT Group PLC	630,072	0.7
32,448		Diageo PLC	818,446	0.9
26,916		GlaxoSmithKline PLC	621,801	0.7
130,982		HSBC Holdings PLC	1,182,399	1.4
20,299		Imperial Tobacco Group PLC	811,767	0.9
62,698		National Grid PLC	677,048	0.8
21,132		Pearson PLC	398,039	0.5
10,562		Reckitt Benckiser PLC	614,851	0.7
14,767		Shire PLC	481,296	0.5
345,727		Vodafone Group PLC	956,960	1.1
2,047,943		Other Securities	5,978,996	6.9
			17,378,244	20.0

		Total Common Stock
		(Cost $75,922,280)	85,315,137	98.1

PREFERRED STOCK: 0.6%
		Germany: 0.6%
2,632		Volkswagen AG	498,916	0.6

		Total Preferred Stock
		(Cost $422,259)	498,916	0.6

		Total Long-Term Investments
		(Cost $76,344,539)	85,814,053	98.7

SHORT-TERM INVESTMENTS: 2.7%
		Mutual Funds: 2.7%
2,376,549		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,376,549)	$2,376,549	2.7

		Total Short-Term Investments
		(Cost $2,376,549)	2,376,549	2.7

		Total Investments in Securities (Cost $78,721,088)	$88,190,602	101.4
		Liabilities in Excess of Other Assets	(1,177,180)	(1.4)
		Net Assets	$87,013,422	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

Cost for federal income tax purposes is $81,601,602.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,914,140
Gross Unrealized Depreciation	(5,325,140)
Net Unrealized Appreciation	$6,589,000

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	10.5%
Consumer Staples	11.3
Energy	8.5
Financials	22.6
Health Care	9.3
Industrials	12.2
Information Technology	4.8
Materials	10.2
Telecommunications	5.3
Utilities	4.0
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$7,483,937	$—	$7,483,937
Austria	—	369,433	—	369,433
Belgium	71,157	679,657	—	750,814
China	—	206,258	—	206,258
Denmark	—	430,075	—	430,075
Finland	—	1,384,896	—	1,384,896
France	—	6,457,825	—	6,457,825
Germany	—	6,148,339	—	6,148,339
Greece	63,716	28,934	—	92,650
Hong Kong	9,461	2,091,878	—	2,101,339
India	—	28,541	—	28,541
Israel	—	480,813	—	480,813
Italy	—	2,375,676	—	2,375,676
Japan	—	19,685,452	—	19,685,452
Luxembourg	—	728,631	—	728,631
Macau	—	189,500	—	189,500
Mexico	—	281,163	—	281,163
Netherlands	201,445	2,515,587	—	2,717,032
New Zealand	—	101,697	—	101,697
Norway	—	737,572	—	737,572
Portugal	—	168,303	—	168,303
Singapore	—	1,566,909	—	1,566,909
Spain	54,173	3,829,675	—	3,883,848
Sweden	—	3,055,086	—	3,055,086
Switzerland	174,960	6,336,144	—	6,511,104
United Kingdom	—	17,378,244	—	17,378,244
Total Common Stock	574,912	84,740,225	—	85,315,137
Preferred Stock	—	498,916	—	498,916
Short-Term Investments	2,376,549	—	—	2,376,549
Total Investments, at value	$2,951,461	$85,239,141	$—	$88,190,602
Other Financial Instruments+
Futures	14,023	—	—	14,023
Total Assets	$2,965,484	$85,239,141	$—	$88,204,625

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INDEX PLUS INTERNATIONAL
EQUITY FUND

ING Index Plus International Equity Fund Open Futures Contracts on April 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
MSCI EAFE Mini Index	27	06/15/12	$2,033,910	$14,023
			$2,033,910	$14,023

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$14,023
Total Asset Derivatives		$14,023

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$282,385	$282,385
Foreign exchange contracts	(14,070)	—	(14,070)
Total	$(14,070)	$282,385	$268,315

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(194,266)	$(194,266)
Foreign exchange contracts	53,771	—	53,771
Total	$53,771	$(194,266)	$(140,495)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING INTERNATIONAL CORE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.2%
		Australia: 0.6%
57,262		Other Securities	$2,124,833	0.6

		Belgium: 0.9%
54,511		Umicore	2,960,147	0.9

		Brazil: 3.4%
946,327		Other Securities	11,566,876	3.4

		Canada: 4.7%
66,101		Canadian National Railway Co.	5,640,851	1.7
311,471		Other Securities	10,386,289	3.0
			16,027,140	4.7

		Chile: 0.3%
45,300		Other Securities	918,231	0.3

		China: 5.9%
1,560,565		CNOOC Ltd.	3,297,706	1.0
6,934,331		Other Securities	16,769,995	4.9
			20,067,701	5.9

		Denmark: 1.4%
33,400		Novo-Nordisk A/S	4,923,928	1.4

		Finland: 0.4%
24,191		Other Securities	1,318,364	0.4

		France: 11.1%
56,503		Air Liquide	7,267,797	2.1
38,969		Cie Generale D’Optique Essilor International S.A.	3,433,823	1.0
66,454		Groupe Danone	4,678,289	1.4
23,500		LVMH Moet Hennessy Louis Vuitton S.A.	3,898,541	1.2
35,929		Pernod-Ricard S.A.	3,728,256	1.1
77,457		Safran S.A.	2,870,931	0.8
18,447		Unibail	3,451,752	1.0
205,750		Other Securities	8,353,510	2.5
			37,682,899	11.1

		Germany: 6.8%
51,417		Adidas AG	4,288,677	1.3
24,507		Allianz AG	2,733,537	0.8
42,911		Fresenius Medical Care AG & Co. KGaA	3,047,183	0.9
58,232		SAP AG	3,861,561	1.1
30,880		Siemens AG	2,866,287	0.9
276,672		Other Securities	6,206,931	1.8
			23,004,176	6.8

		Hong Kong: 2.0%
903,000		AIA Group Ltd.	3,195,601	0.9
700,500		Other Securities	3,722,823	1.1
			6,918,424	2.0

COMMON STOCK: (continued)
		India: 0.5%
366,414		Other Securities	$1,705,111	0.5

		Ireland: 0.5%
119,900		Other Securities	1,653,421	0.5

		Israel: 2.6%
73,980	@	Check Point Software Technologies	4,300,457	1.3
96,923		Teva Pharmaceutical Industries Ltd. ADR	4,433,258	1.3
			8,733,715	2.6

		Italy: 1.1%
757,780		Snam Rete Gas S.p.A.	3,599,887	1.1

		Japan: 12.3%
36,400		Daito Trust Construction Co., Ltd.	3,273,387	1.0
35,903		Fanuc Ltd.	6,055,060	1.8
137,730		Komatsu Ltd.	3,963,868	1.2
1,118,400		Mitsubishi UFJ Financial Group, Inc.	5,370,012	1.6
87,804		Toyota Motor Corp.	3,598,012	1.0
702,936		Other Securities	19,459,801	5.7
			41,720,140	12.3

		Macau: 0.5%
434,400		Other Securities	1,700,800	0.5

		Malaysia: 0.1%
330,200		Other Securities	362,276	0.1

		Mexico: 0.7%
813,395		Other Securities	2,326,046	0.7

		Netherlands: 1.2%
125,510		Other Securities	3,958,191	1.2

		Norway: 0.8%
133,990		Other Securities	2,592,679	0.8

		South Korea: 2.1%
12,092		Hyundai Motor Co.	2,854,562	0.8
3,458		Samsung Electronics Co., Ltd.	4,232,458	1.3
			7,087,020	2.1

		Sweden: 3.0%
101,059		Assa Abloy AB	2,941,467	0.9
79,793	@	Hennes & Mauritz AB	2,735,991	0.8
248,659		Other Securities	4,624,627	1.3
			10,302,085	3.0

		Switzerland: 8.9%
3,169	@	Givaudan	3,076,416	0.9
61,800		Nestle S.A.	3,787,677	1.1
54,108		Novartis AG	2,987,641	0.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL CORE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: (continued)
27,533		Roche Holding AG — Genusschein	$5,031,946	1.5
55,054	@	Swiss Re Ltd.	3,457,010	1.0
239,024		Other Securities	12,023,743	3.5
			30,364,433	8.9

		Taiwan: 2.1%
1,140,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,369,426	1.0
1,107,271		Other Securities	3,735,506	1.1
			7,104,932	2.1

		United Arab Emirates: 0.1%
112,386		Other Securities	382,110	0.1

		United Kingdom: 21.2%
344,122		BG Group PLC	8,119,637	2.4
453,283		BP PLC	3,274,568	1.0
151,908		British American Tobacco PLC	7,791,303	2.3
355,009		HSBC Holdings PLC	3,210,117	0.9
84,233		Imperial Tobacco Group PLC	3,368,521	1.0
581,831		Kingfisher PLC	2,743,895	0.8
395,557		National Grid PLC	4,271,442	1.2
71,129		Reckitt Benckiser PLC	4,140,665	1.2
52,917		Rio Tinto PLC	2,966,256	0.9
436,378	@	Rolls-Royce Holdings PLC	5,834,571	1.7
208,158		Standard Chartered PLC	5,088,566	1.5
704,587		Tesco PLC	3,630,514	1.1
1,087,940		Vodafone Group PLC	3,011,381	0.9
48,674,213		Other Securities	14,458,574	4.3
			71,910,010	21.2

		United States: 3.0%
48,471		Schlumberger Ltd.	3,593,640	1.1
176,752		Other Securities	6,530,538	1.9
			10,124,178	3.0

		Total Common Stock
		(Cost $325,540,693)	333,139,753	98.2

PREFERRED STOCK: 0.9%
		Germany: 0.9%
16,425		Volkswagen AG	3,113,490	0.9

		Total Preferred Stock
		(Cost $2,761,387)	3,113,490	0.9

RIGHTS: 0.0%
		Germany: 0.0%
22,987		Other Securities	27,002	0.0

		Total Rights
		(Cost $—)	27,002	0.0

WARRANTS: 0.1%
		Telecommunications: 0.1%
55,503		Other Securities	$327,179	0.1

		Total Warrants
		(Cost $462,238)	327,179	0.1

		Total Long-Term Investments
		(Cost $328,764,318)	336,607,424	99.2

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 1.8%
6,011,371		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $6,011,371)	6,011,371	1.8

		Total Short-Term Investments
		(Cost $6,011,371)	6,011,371	1.8

		Total Investments in Securities (Cost $334,775,689)	$342,618,795	101.0
		Liabilities in Excess of Other Assets	(3,424,679)	(1.0)
		Net Assets	$339,194,116	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $337,673,645.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,052,680
Gross Unrealized Depreciation	(17,107,530)
Net Unrealized Appreciation	$4,945,150

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	15.8%
Consumer Staples	12.8
Energy	8.3
Financials	16.5
Health Care	10.0
Industrials	15.2
Information Technology	9.4
Materials	7.1
Telecommunications	2.4
Utilities	1.7
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(1.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL CORE FUND

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$2,124,833	$—	$2,124,833
Belgium	—	2,960,147	—	2,960,147
Brazil	10,150,069	1,416,807	—	11,566,876
Canada	16,027,140	—	—	16,027,140
Chile	918,231	—	—	918,231
China	916,692	19,151,009	—	20,067,701
Denmark	—	4,923,928	—	4,923,928
Finland	—	1,318,364	—	1,318,364
France	—	37,682,899	—	37,682,899
Germany	—	23,004,176	—	23,004,176
Hong Kong	—	6,918,424	—	6,918,424
India	—	1,705,111	—	1,705,111
Ireland	1,653,421	—	—	1,653,421
Israel	8,733,715	—	—	8,733,715
Italy	—	3,599,887	—	3,599,887
Japan	—	41,720,140	—	41,720,140
Macau	—	1,700,800	—	1,700,800
Malaysia	—	362,276	—	362,276
Mexico	2,326,046	—	—	2,326,046
Netherlands	3,958,191	—	—	3,958,191
Norway	—	2,592,679	—	2,592,679
South Korea	—	7,087,020	—	7,087,020
Sweden	—	10,302,085	—	10,302,085
Switzerland	1,117,013	29,247,420	—	30,364,433
Taiwan	—	7,104,932	—	7,104,932
United Arab Emirates	382,110	—	—	382,110
United Kingdom	2,328,090	69,581,920	—	71,910,010
United States	10,043,157	81,021	—	10,124,178
Total Common Stock	58,553,875	274,585,878	—	333,139,753
Preferred Stock	—	3,113,490	—	3,113,490
Rights	—	27,002	—	27,002
Warrants	—	327,179	—	327,179
Short-Term Investments	6,011,371	—	—	6,011,371
Total Investments, at value	$64,565,246	$278,053,549	$—	$342,618,795
Other Financial Instruments+
Forward Foreign Currency Contracts	—	319,948	—	319,948
Total Assets	$64,565,246	$278,373,497	$—	$342,938,743

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL CORE FUND

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$43,686	$—	$—	$—	$—	$—	$—	$(43,686)	$—
Total Investments, at value	$43,686	$—	$—	$—	$—	$—	$—	$(43,686)	$—

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $—.

At April 30, 2012 , the following forward foreign currency contracts were outstanding for the ING International Core Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street	EU Euro	6,499,600	Sell	05/09/12	$8,923,756	$8,603,808	$319,948
							$319,948

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$319,948
Total Asset Derivatives		$319,948

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2011 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$529,239
Total	$529,239

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$31,593
Total	$31,593

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING INTERNATIONAL GROWTH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 101.0%
		Australia: 5.4%
322,970	L	Aristocrat Leisure Ltd.	$1,039,430	0.7
129,314		Brambles Ltd.	970,246	0.7
27,624		Cochlear Ltd.	1,881,422	1.3
129,644		Seek Ltd.	958,794	0.7
385,714		Other Securities	2,931,359	2.0
			7,781,251	5.4

		Belgium: 1.4%
13,139		Anheuser-Busch InBev NV	946,997	0.7
20,294		Other Securities(a)	1,080,066	0.7
			2,027,063	1.4

		Brazil: 2.6%
65,800		Itau Unibanco Holding SA ADR	1,032,402	0.7
309,700		Other Securities	2,709,312	1.9
			3,741,714	2.6

		Canada: 1.9%
86,000		Other Securities	2,732,078	1.9

		China: 5.2%
8,500	@	Baidu.com ADR	1,127,950	0.8
30,015		Mindray Medical International Ltd. ADR	983,291	0.7
3,426,000		Other Securities	5,313,465	3.7
			7,424,706	5.2

		Denmark: 4.2%
29,749		Carlsberg A/S	2,567,986	1.8
12,646		Novo-Nordisk A/S	1,864,311	1.3
53,451		Other Securities	1,527,193	1.1
			5,959,490	4.2

		Finland: 1.2%
23,971		Kone OYJ	1,483,420	1.0
72,307		Other Securities	261,874	0.2
			1,745,294	1.2

		France: 4.5%
25,858		Total S.A.	1,241,275	0.9
124,426		Other Securities	5,199,410	3.6
			6,440,685	4.5

		Germany: 3.3%
14,508		Adidas AG	1,210,108	0.9
70,315		Other Securities	3,483,804	2.4
			4,693,912	3.3

		Hong Kong: 3.8%
348,000		Cafe de Coral Holdings Ltd.	953,327	0.7
850,000		Li & Fung Ltd.	1,812,577	1.2
487,050		Other Securities	2,742,920	1.9
			5,508,824	3.8

		India: 1.7%
7,769	#	Reliance Industries Ltd. GDR	219,737	0.1

COMMON STOCK: (continued)
		India: (continued)
353,054		Other Securities	$2,282,845	1.6
			2,502,582	1.7

		Indonesia: 0.4%
507,838		Other Securities	605,096	0.4

		Ireland: 0.3%
7,600		Other Securities	493,620	0.3

		Israel: 0.5%
106,753		Other Securities(a)	741,933	0.5

		Italy: 1.4%
79,044		Fiat Industrial SpA	897,313	0.6
75,059		Other Securities	1,053,847	0.8
			1,951,160	1.4

		Japan: 13.4%
57,100		Asahi Group Holdings, Ltd	1,285,734	0.9
4,700		Fast Retailing Co., Ltd.	1,050,300	0.7
204		Inpex Holdings, Inc.	1,346,912	1.0
48,700		Kao Corp.	1,304,933	0.9
77,100		Namco Bandai Holdings, Inc.	1,102,430	0.8
907		Rakuten, Inc.	1,011,621	0.7
26,000		Sankyo Co., Ltd.	1,253,598	0.9
51,700		THK Co., Ltd.	1,033,887	0.7
367,469		Other Securities	9,802,070	6.8
			19,191,485	13.4

		Kazakhstan: 0.6%
40,600		Other Securities(a)	810,211	0.6

		Malaysia: 0.2%
126,800		Other Securities	309,862	0.2

		Mexico: 0.2%
9,039		Other Securities	230,307	0.2

		Netherlands: 1.3%
71,152		Other Securities	1,927,248	1.3

		Norway: 1.1%
26,583		SeaDrill Ltd.	1,030,677	0.7
19,825		Other Securities	513,447	0.4
			1,544,124	1.1

		Portugal: 0.3%
23,798		Other Securities	445,365	0.3

		Russia: 0.4%
30,874		Other Securities	549,953	0.4

		Singapore: 1.6%
86,775		United Overseas Bank Ltd.	1,346,348	0.9
303,000		Other Securities	968,168	0.7
			2,314,516	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL GROWTH FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		South Africa: 0.6%
138,563		Other Securities	$833,305	0.6

		South Korea: 1.9%
3,277		Samsung Electronics Co., Ltd. GDR	1,999,753	1.4
2,708		Other Securities	696,579	0.5
			2,696,332	1.9

		Spain: 1.5%
193,915	@	Distribuidora Internacional de Alimentacion SA	931,033	0.6
79,358		Other Securities	1,242,206	0.9
			2,173,239	1.5

		Sweden: 4.7%
103,016		Atlas Copco AB — Class B	2,163,363	1.5
51,944		Scania AB — B Shares	1,061,475	0.7
65,044		Svenska Handelsbanken AB	2,105,368	1.5
60,134		Other Securities(a)	1,365,216	1.0
			6,695,422	4.7

		Switzerland: 9.0%
15,049		Compagnie Financiere Richemont S.A.	931,513	0.7
4,492	@	Geberit AG — Reg	949,769	0.7
5,572	@	Mettler Toledo International, Inc.	999,171	0.7
40,307		Nestle S.A.	2,470,387	1.7
15,013		Roche Holding AG — Genusschein	2,743,784	1.9
8,118		Schindler Holding AG	1,050,611	0.7
128,959		Other Securities	3,701,012	2.6
			12,846,247	9.0

		Taiwan: 1.4%
99,000		Taiwan Semiconductor Manufacturing Co., Ltd.	292,608	0.2
61,600		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	959,728	0.7
195,290		Other Securities	732,193	0.5
			1,984,529	1.4

		Thailand: 0.1%
35,400		Other Securities	187,590	0.1

		Turkey: 1.1%
343,895	@	Turkiye Garanti Bankasi A/S	1,266,064	0.9
6,910		Other Securities	288,209	0.2
			1,554,273	1.1

		United Arab Emirates: 0.3%
36,577		Other Securities	418,454	0.3

		United Kingdom: 20.6%
76,564		BG Group PLC	1,806,545	1.2

COMMON STOCK: (continued)
		United Kingdom: (continued)
66,316		BHP Billiton PLC	$2,134,839	1.5
31,000		Imperial Tobacco Group PLC	1,239,706	0.9
43,760		Intertek Group PLC	1,786,673	1.2
131,795		John Wood Group PLC	1,673,592	1.2
42,000		Johnson Matthey PLC	1,577,162	1.1
54,387		Rightmove PLC	1,360,757	0.9
65,607		Standard Chartered PLC	1,603,808	1.1
38,466		Unilever PLC	1,314,077	0.9
80,670		WPP PLC	1,092,352	0.8
7,325,714		Other Securities	13,993,606	9.8
			29,583,117	20.6

		United States: 2.9%
34,715		Coca-Cola Enterprises, Inc.	1,045,616	0.7
124,587		Other Securities	3,136,290	2.2
			4,181,906	2.9

		Total Common Stock
		(Cost $146,028,781)	144,826,893	101.0

PREFERRED STOCK: 0.1%
		United States: 0.1%
4,440		Other Securities	146,169	0.1

		Total Preferred Stock
		(Cost $146,169)	146,169	0.1

		Total Long-Term Investments
		(Cost $146,174,950)	144,973,062	101.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 1.9%
772,080		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $772,084, collateralized by various U.S. Government Securities, 0.625%–2.375%, Market Value plus accrued interest $787,524, due 04/30/13–02/15/41)	772,080	0.5
1,000,000		Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.491%–7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25–04/01/42)	1,000,000	0.7

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL GROWTH FUND

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 0.000%–5.000%, Market Value plus accrued interest $1,020,000, due 07/30/12–03/01/42)	$1,000,000	0.7
		2,772,080	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
938,428	T. Rowe Price Reserve Investment Fund (Cost $938,428)	938,428	0.7

	Total Short-Term Investments
	(Cost $3,710,508)	3,710,508	2.6

	Total Investments in Securities (Cost $149,885,458)	$148,683,570	103.7
	Liabilities in Excess of Other Assets	(5,354,156)	(3.7)
	Net Assets	$143,329,414	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $150,191,452.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$11,991,244
Gross Unrealized Depreciation	(13,499,126)
Net Unrealized Depreciation	$(1,507,882)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.8%
Consumer Staples	13.7
Energy	9.0
Financials	18.0
Health Care	9.7
Industrials	16.5
Information Technology	6.2
Materials	6.9
Telecommunications	1.2
Utilities	0.1
Short-Term Investments	2.6
Liabilities in Excess of Other Assets	(3.7)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$7,781,251	$—	$7,781,251
Belgium	946,997	1,080,066	—	2,027,063
Brazil	2,709,312	1,032,402	—	3,741,714
Canada	2,732,078	—	—	2,732,078
China	2,850,547	4,574,159	—	7,424,706
Denmark	—	5,959,490	—	5,959,490
Finland	—	1,745,294	—	1,745,294
France	—	6,440,685	—	6,440,685
Germany	—	4,693,912	—	4,693,912
Hong Kong	—	5,508,824	—	5,508,824
India	321,980	2,180,602	—	2,502,582

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL GROWTH FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Indonesia	$406,743	$198,353	$—	$605,096
Ireland	493,620	—	—	493,620
Israel	741,933	—	—	741,933
Italy	—	1,951,160	—	1,951,160
Japan	708,885	18,482,600	—	19,191,485
Kazakhstan	—	810,211	—	810,211
Malaysia	—	309,862	—	309,862
Mexico	—	230,307	—	230,307
Netherlands	419,173	1,508,075	—	1,927,248
Norway	—	1,544,124	—	1,544,124
Portugal	—	445,365	—	445,365
Russia	242,385	307,568	—	549,953
Singapore	—	2,314,516	—	2,314,516
South Africa	—	833,305	—	833,305
South Korea	—	2,696,332	—	2,696,332
Spain	—	2,173,239	—	2,173,239
Sweden	—	6,695,422	—	6,695,422
Switzerland	2,003,320	10,842,927	—	12,846,247
Taiwan	959,728	1,024,801	—	1,984,529
Thailand	—	187,590	—	187,590
Turkey	—	1,554,273	—	1,554,273
United Arab Emirates	—	418,454	—	418,454
United Kingdom	—	29,583,117	—	29,583,117
United States	4,181,906	—	—	4,181,906
Total Common Stock	19,718,607	125,108,286	—	144,826,893
Preferred Stock	—	—	146,169	146,169
Short-Term Investments	938,428	2,772,080	—	3,710,508
Total Investments, at value	$20,657,035	$127,880,366	$146,169	$148,683,570

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$5,661	$—	$—	$—	$—	$—	$—	$(5,661)	$—
Preferred Stock	—	—	—	—	—	—	146,169	—	146,169
Total Investments, at value	$5,661	$—	$—	$—	$—	$—	$146,169	$(5,661)	$146,169

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL GROWTH FUND

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**
Foreign exchange contracts	$8,876
Total	$8,876

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$3,916
Total	$3,916

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING INTERNATIONAL REAL ESTATE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.2%
		Australia: 15.2%
2,593,800		CFS Retail Property Trust	$5,188,292	1.1
8,049,257		Dexus Property Group	7,809,584	1.6
2,257,044		Goodman Group	8,438,636	1.8
980,639		GPT Group	3,338,578	0.7
1,378,900		Investa Office Fund	3,913,972	0.8
3,166,817		Mirvac Group	4,255,220	0.9
1,899,800		Stockland	6,102,977	1.3
2,625,976		Westfield Group	25,107,870	5.3
7,699,890		Other Securities	7,942,064	1.7
			72,097,193	15.2

		Austria: 0.8%
943,118		Other Securities	3,678,531	0.8

		Brazil: 0.4%
145,000		Other Securities	1,915,642	0.4

		Canada: 4.1%
65,900		Boardwalk Real Estate Investment Trust	3,923,247	0.8
507,450		Brookfield Properties Co.	9,215,292	2.0
224,100		RioCan Real Estate Investment Trust	6,156,880	1.3
			19,295,419	4.1

		China: 2.6%
10,885,100	@	Country Garden Holdings Co. Ltd.	4,694,365	1.0
7,800,000		Evergrande Real Estate Group Ltd.	4,477,876	0.9
3,469,000		Other Securities	3,074,492	0.7
			12,246,733	2.6

		Finland: 0.2%
291,610		Other Securities	966,005	0.2

		France: 7.4%
58,436		Fonciere Des Regions	4,527,804	0.9
58,245	@	ICADE	4,913,911	1.0
148,055		Klepierre	4,693,647	1.0
97,808		Unibail	18,301,564	3.9
28,921		Other Securities	2,861,986	0.6
			35,298,912	7.4

		Germany: 0.9%
311,725		Other Securities	4,037,796	0.9

		Hong Kong: 19.2%
1,549,965		Cheung Kong Holdings Ltd.	20,498,378	4.3
3,448,895		Hang Lung Properties Ltd.	12,679,952	2.7
1,396,694		Hongkong Land Holdings Ltd.	8,646,987	1.8
1,770,600		Kerry Properties Ltd.	8,033,969	1.7
2,450,400		Link Real Estate Investment Trust	10,194,654	2.2
4,688,200		Sino Land Co.	8,041,899	1.7
1,220,800		Sun Hung Kai Properties Ltd.	14,622,618	3.1

COMMON STOCK: (continued)
		Hong Kong: (continued)
679,285		Wharf Holdings Ltd.	$4,028,407	0.8
1,849,000		Other Securities	4,478,379	0.9
			91,225,243	19.2

		Italy: 0.1%
1,179,920		Other Securities	655,402	0.1

		Japan: 24.0%
2,400		Advance Residence Investment Corp.	4,639,842	1.0
167,600		Aeon Mall Co., Ltd.	3,716,712	0.8
102,200		Daito Trust Construction Co., Ltd.	9,190,663	1.9
804		Japan Real Estate Investment Corp.	7,122,520	1.5
4,223		Japan Retail Fund Investment Corp.	6,733,278	1.4
1,814		Kenedix Realty Investment Corp.	6,324,291	1.3
1,601,400		Mitsubishi Estate Co., Ltd.	28,310,098	6.0
1,288,477		Mitsui Fudosan Co., Ltd.	23,600,789	5.0
528		Nippon Building Fund, Inc.	5,017,144	1.0
252,100		Sumitomo Realty & Development Co., Ltd.	6,011,764	1.3
1,745,000		Tokyo Tatemono Co., Ltd.	6,443,507	1.4
4,023		United Urban Investment Corp.	4,740,102	1.0
305		Other Securities	2,013,970	0.4
			113,864,680	24.0

		Netherlands: 1.1%
91,732		Corio NV	4,109,333	0.9
27,410		Other Securities	961,624	0.2
			5,070,957	1.1

		Philippines: 0.5%
50,000,000		Other Securities	2,556,872	0.5

		Singapore: 9.2%
6,860,900		CapitaCommercial Trust	7,135,469	1.5
4,488,400		CapitaLand Ltd.	10,609,134	2.2
4,124,683		CapitaMall Trust	5,988,466	1.3
4,650,000		CapitaMalls Asia Ltd.	5,763,588	1.2
3,616,600	@	Global Logistic Properties Ltd.	6,001,785	1.3
7,437,400		Other Securities	7,997,898	1.7
			43,496,340	9.2

		Sweden: 1.6%
302,796		Castellum AB	3,834,105	0.8
359,903		Other Securities	3,603,801	0.8
			7,437,906	1.6

		Switzerland: 1.6%
47,683	@	PSP Swiss Property AG	4,285,042	0.9
39,774	@	Swiss Prime Site AG	3,317,180	0.7
			7,602,222	1.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL REAL ESTATE FUND

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United Kingdom: 8.3%
602,230	British Land Co. PLC	$4,784,169	1.0
568,753	Great Portland Estates PLC	3,324,361	0.7
1,006,959	Hammerson PLC	6,826,505	1.4
840,681	Land Securities Group PLC	9,927,882	2.1
6,256,427	Other Securities	14,466,613	3.1
		39,329,530	8.3
	Total Common Stock
	(Cost $389,279,484)	460,775,383	97.2

RIGHTS: 0.0%
	Germany: 0.0%
59,525	Other Securities	69,921	0.0

	Total Rights
	(Cost $—)	69,921	0.0
	Total Investments in Securities (Cost $389,279,484)	$460,845,304	97.2

	Assets in Excess of Other Liabilities	13,085,382	2.8
	Net Assets	$473,930,686	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $443,803,558.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$59,346,428
Gross Unrealized Depreciation	(42,304,682)
Net Unrealized Appreciation	$17,041,746

Sector Diversification	Percentage of Net Assets
Financials	97.2%
Assets in Excess of Other Liabilities	2.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$72,097,193	$—	$72,097,193
Austria	—	3,678,531	—	3,678,531
Brazil	1,915,642	—	—	1,915,642
Canada	19,295,419	—	—	19,295,419
China	—	12,246,733	—	12,246,733
Finland	—	966,005	—	966,005
France	1,481,361	33,817,551	—	35,298,912
Germany	—	4,037,796	—	4,037,796
Hong Kong	—	91,225,243	—	91,225,243
Italy	—	655,402	—	655,402
Japan	—	113,864,680	—	113,864,680
Netherlands	—	5,070,957	—	5,070,957
Philippines	—	2,556,872	—	2,556,872
Singapore	—	43,496,340	—	43,496,340
Sweden	—	7,437,906	—	7,437,906
Switzerland	—	7,602,222	—	7,602,222
United Kingdom	3,187,834	36,141,696	—	39,329,530
Total Common Stock	25,880,256	434,895,127	—	460,775,383
Rights	—	69,921	—	69,921
Total Investments, at value	$25,880,256	$434,965,048	$—	$460,845,304

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Australia: 6.5%
160,913		Amcor Ltd.	$1,255,911	0.5
79,479		Ansell Ltd.	1,223,583	0.5
143,254		Computershare Ltd.	1,249,416	0.5
589,494	@	Starpharma Holdings Ltd.	1,135,330	0.4
7,476,291		Other Securities	12,133,694	4.6
			16,997,934	6.5

		Austria: 1.9%
20,000		Kapsch TrafficCom AG	1,787,502	0.7
14,000		Mayr Melnhof Karton AG	1,427,173	0.6
28,000		Rosenbauer International AG	1,663,980	0.6
3,098		Other Securities	28,700	0.0
			4,907,355	1.9

		Belgium: 1.2%
42,688		Tessenderlo Chemie NV	1,353,298	0.5
264,993		Other Securities	1,764,212	0.7
			3,117,510	1.2

		Bermuda: 0.0%
6,361		Other Securities	39,184	0.0

		Brazil: 0.5%
146,939		Other Securities	1,424,114	0.5

		Canada: 4.0%
43,500		Dorel Industries, Inc.	1,316,207	0.5
1,125,815		Other Securities	9,273,723	3.5
			10,589,930	4.0

		China: 2.8%
2,366,000		GZI Transport Ltd.	1,138,648	0.5
16,740,388		Other Securities(a)	6,140,226	2.3
			7,278,874	2.8

		Denmark: 0.7%
60,914		Other Securities	1,717,549	0.7

		Egypt: 0.0%
22,862		Other Securities	44,924	0.0

		Finland: 0.1%
41,224		Other Securities	237,517	0.1

		France: 4.0%
40,000		Bourbon SA	1,171,610	0.5
160,000		Groupe Eurotunnel S.A.	1,346,177	0.5
499,495		Other Securities	7,880,230	3.0
			10,398,017	4.0

		Germany: 7.7%
31,742		Aurubis AG	1,766,661	0.6
28,338		Bechtle AG	1,276,440	0.5
18,414		Draegerwerk AG & Co. KGaA	2,074,217	0.8
90,000		Freenet AG	1,565,252	0.6
32,000		Rheinmetall AG	1,798,211	0.7

COMMON STOCK: (continued)
		Germany: (continued)
70,000	@	Tom Tailor Holding AG	$1,302,353	0.5
565,832		Other Securities(a)	10,543,396	4.0
			20,326,530	7.7

		Hong Kong: 4.2%
1,021,500		Techtronic Industries Co.	1,226,077	0.5
49,596,821		Other Securities	9,886,966	3.7
			11,113,043	4.2

		India: 0.9%
934,949		Other Securities	2,435,791	0.9

		Indonesia: 0.6%
16,224,000		Ciputra Property TBK PT	1,393,405	0.5
8,253,500		Other Securities	259,091	0.1
			1,652,496	0.6

		Ireland: 1.8%
60,000		DCC Plc	1,509,314	0.6
686,430		Other Securities	3,248,717	1.2
			4,758,031	1.8

		Israel: 0.1%
36,957		Other Securities	189,081	0.1

		Italy: 2.9%
140,000		Azimut Holding S.p.A.	1,375,392	0.5
1,381,912		Other Securities	6,156,299	2.4
			7,531,691	2.9

		Japan: 20.4%
306,000		JFE Shoji Trade Corp.	1,518,457	0.6
1,566,000	@	Kanematsu Corp.	1,870,144	0.7
58,000		Modec, Inc.	1,213,499	0.5
55,900		Musashi Seimitsu Industry Co., Ltd.	1,308,670	0.5
80,000		Nihon Parkerizing Co., Ltd.	1,194,750	0.4
138,000		Nippo Corp.	1,419,846	0.5
61,300		Trusco Nakayama Corp.	1,300,184	0.5
68,634		Unipres Corp.	2,156,975	0.8
1,018,000		Yuasa Trading Co., Ltd.	1,764,372	0.7
6,446,924		Other Securities(a)	40,096,284	15.2
			53,843,181	20.4

		Malaysia: 1.0%
853,572		Kulim Malaysia BHD	1,190,455	0.4
2,117,000		Other Securities	1,528,123	0.6
			2,718,578	1.0

		Mexico: 0.1%
90,600		Other Securities	357,686	0.1

		Netherlands: 2.9%
110,000		Delta Lloyd NV	1,855,179	0.7
69,500		Imtech NV	1,965,324	0.7
39,500		Ten Cate NV	1,206,009	0.5
499,821		Other Securities	2,706,326	1.0
			7,732,838	2.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		New Zealand: 1.1%
328,324		Fletcher Building Ltd.	$1,674,979	0.6
392,395		Other Securities	1,177,128	0.5
			2,852,107	1.1

		Norway: 0.7%
781,264		Other Securities(a)	1,947,197	0.7

		Pakistan: 0.1%
1,375,131		Other Securities	246,184	0.1

		Philippines: 0.2%
132,990		Other Securities	425,914	0.2

		Poland: 0.1%
101,700		Other Securities	150,853	0.1

		Russia: 0.1%
120,000		Other Securities	270,619	0.10

		Singapore: 2.7%
239,618	@	Flextronics International Ltd.	1,595,856	0.6
6,849,039		Other Securities	5,484,576	2.1
			7,080,432	2.7

		South Africa: 0.1%
131,169		Other Securities	371,484	0.10

		South Korea: 3.1%
27,840		Hankook Tire Co. Ltd	1,174,450	0.4
7,920		Mando Corp.	1,261,270	0.5
17,584		SeAH Steel Corp.	1,367,699	0.5
483,739		Other Securities	4,378,245	1.7
			8,181,664	3.1

		Spain: 0.2%
39,797		Other Securities	502,831	0.2

		Sweden: 1.2%
208,096		Byggmax Group AB	1,315,633	0.5
468,069		Other Securities	1,844,455	0.7
			3,160,088	1.2

		Switzerland: 3.8%
3,834	@	Forbo Holding AG	2,774,060	1.0
42,000	@	Gategroup Holding AG	1,424,336	0.5
4,430		Helvetia Holding AG	1,588,941	0.6
6,054		Valora Holding AG	1,269,488	0.5
51,858		Other Securities	3,059,221	1.2
			10,116,046	3.8

		Taiwan: 1.7%
7,355,113		Other Securities	4,474,642	1.7

		Thailand: 1.1%
2,422,600		Other Securities	2,847,597	1.1

COMMON STOCK: (continued)
		Turkey: 0.2%
376,010		Other Securities	$636,270	0.2
		United Arab Emirates: 0.3%
140,000		Other Securities	791,900	0.3

		United Kingdom: 17.0%
250,000		Devro PLC	1,251,146	0.5
249,497		Drax Group PLC	2,198,440	0.8
708,979	@	EnQuest PLC	1,458,531	0.6
254,900		Investec PLC	1,463,850	0.6
488,956		Senior Plc	1,690,625	0.6
17,292,150		Other Securities	36,718,322	13.9
			44,780,914	17.0

		United States: 0.4%
359,481		Other Securities	1,053,018	0.4

		Total Common Stock
		(Cost $238,846,461)	259,301,614	98.4
RIGHTS: 0.1%
		Israel: 0.0%
4,275		Other Securities	957	0.0

		United Kingdom: 0.1%
36,000		Other Securities	91,727	0.1
		Total Rights
		(Cost $—)	92,684	0.1
		Total Long-Term Investments
		(Cost $238,846,461)	259,394,298	98.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
		Securities Lending Collateralcc(1): 0.3%
741,188		Morgan Stanley, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $741,192, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–8.000%, Market Value plus accrued interest $756,012, due 05/15/12–04/01/44) (Cost $741,188)	741,188	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
1,149,559	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $1,149,559)	$1,149,559	0.4
	Total Short-Term Investments (Cost $1,890,747)	1,890,747	0.7
	Total Investments in Securities (Cost $240,737,208)	$261,285,045	99.2
	Assets in Excess of Other Liabilities	2,211,089	0.8
	Net Assets	$263,496,134	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $242,489,844.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,691,269
Gross Unrealized Depreciation	(32,896,068)
Net Unrealized Appreciation	$18,795,201

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	18.7%
Consumer Staples	5.9
Energy	5.7
Financials	12.1
Health Care	4.5
Industrials	24.2
Information Technology	11.9
Materials	12.3
Rights	0.1
Telecommunication Services	0.0
Telecommunications	1.9
Utilities	1.2
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$836,120	$16,161,814	$—	$16,997,934
Austria	—	4,907,355	—	4,907,355
Belgium	—	3,117,510	—	3,117,510
Bermuda	39,184	—	—	39,184
Brazil	1,424,114	—	—	1,424,114
Canada	10,558,501	31,429	—	10,589,930
China	1,967,895	5,284,986	25,993	7,278,874
Denmark	—	1,717,549	—	1,717,549
Egypt	44,924	—	—	44,924
Finland	—	237,517	—	237,517
France	196,792	10,201,225	—	10,398,017
Germany	1,397,961	18,928,569	—	20,326,530
Hong Kong	10,773	10,106,751	995,519	11,113,043
India	—	2,389,474	46,317	2,435,791
Indonesia	—	1,652,496	—	1,652,496
Ireland	1,737,683	3,020,348	—	4,758,031
Israel	—	189,081	—	189,081
Italy	560,499	6,971,192	—	7,531,691
Japan	145,401	53,697,780	—	53,843,181
Malaysia	—	2,718,578	—	2,718,578
Mexico	357,686	—	—	357,686
Netherlands	67,608	7,665,230	—	7,732,838
New Zealand	—	2,852,107	—	2,852,107
Norway	1,091,583	855,614	—	1,947,197

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Pakistan	$37,850	$208,334	$—	$246,184
Philippines	—	425,914	—	425,914
Poland	—	150,853	—	150,853
Russia	—	270,619	—	270,619
Singapore	1,595,856	5,484,576	—	7,080,432
South Africa	—	371,484	—	371,484
South Korea	60,967	8,120,697	—	8,181,664
Spain	22,883	479,948	—	502,831
Sweden	179,653	2,980,435	—	3,160,088
Switzerland	1,162,618	8,953,428	—	10,116,046
Taiwan	531,498	3,943,144	—	4,474,642
Thailand	—	2,847,597	—	2,847,597
Turkey	—	636,270	—	636,270
United Arab Emirates	—	791,900	—	791,900
United Kingdom	3,192,416	41,588,498	—	44,780,914
United States	1,053,018	—	—	1,053,018
Total Common Stock	28,273,483	229,960,302	1,067,829	259,301,614
Rights	92,684	—	—	92,684
Short-Term Investments	1,149,559	741,188	—	1,890,747
Total Investments, at value	$29,515,726	$230,701,490	$1,067,829	$261,285,045

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Asset Table
Investments, at value
Common Stock	$178,430	$—	$—	$—	$—	$(46,001)	$978,975	$(43,575)	$1,067,829
Total Investments, at value	$178,430	$—	$—	$—	$—	$(46,001)	$978,975	$(43,575)	$1,067,829

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $441.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$40,109
Total	$40,109

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL SMALL CAP FUND

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$11,635
Total	$11,635

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING INTERNATIONAL
VALUE CHOICE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.8%
		Australia: 3.5%
24,119		Newcrest Mining Ltd.	$657,244	2.5
232,116		Other Securities	277,253	1.0
			934,497	3.5

		Belgium: 2.8%
17,591		Belgacom S.A.	499,850	1.8
143,770		Other Securities	261,982	1.0
			761,832	2.8

		Brazil: 1.4%
6,600		Centrais Eletricas Brasileiras SA	56,473	0.2
28,198		Centrais Eletricas Brasileiras SA ADR	336,966	1.2
			393,439	1.4

		Canada: 13.4%
21,252		Barrick Gold Corp.	859,218	3.2
34,339		Cameco Corp.	758,892	2.8
65,355		Kinross Gold Corp.	584,927	2.2
30,563		Nexen, Inc.	591,394	2.2
9,949		Niko Resources Ltd.	419,170	1.5
30,427		Talisman Energy, Inc.	397,377	1.5
			3,610,978	13.4

		Finland: 1.4%
104,439		Nokia OYJ ADR	381,202	1.4

		France: 11.4%
8,470		Alstom	302,926	1.1
16,106	@	Areva SA	281,950	1.1
32,347		Carrefour S.A.	649,736	2.4
17,393		Electricite de France SA	368,487	1.4
9,643		Sanofi-Aventis	736,548	2.7
12,543		Thales S.A.	434,843	1.6
15,805		Vivendi	292,337	1.1
			3,066,827	11.4

		Germany: 3.2%
4,124		Allianz AG	459,995	1.7
4,311		Siemens AG	400,148	1.5
			860,143	3.2

		Indonesia: 0.5%
3,803		Other Securities	137,707	0.5

		Italy: 2.9%
828,571	@	Telecom Italia S.p.A. RNC	776,062	2.9

		Japan: 29.4%
108,390		Chuo Mitsui Trust Holdings, Inc.	317,533	1.2
29,800		Coca-Cola West Co., Ltd.	537,899	2.0
74,000		Dai Nippon Printing Co., Ltd.	656,742	2.4
22,300		Fuji Photo Film Co., Ltd.	472,992	1.8
12,800		Mabuchi Motor Co., Ltd.	535,483	2.0
33,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	617,610	2.3

COMMON STOCK: (continued)
		Japan: (continued)
2,800		Nintendo Co., Ltd.	$377,955	1.4
32,622		Nippon Telegraph & Telephone Corp. ADR	735,626	2.7
8,400		Rohm Co., Ltd.	378,829	1.4
7,800		Sankyo Co., Ltd.	376,079	1.4
46,000		Sekisui House Ltd.	426,438	1.6
14,700		Seven & I Holdings Co., Ltd.	444,972	1.6
30,000		Shiseido Co., Ltd.	525,213	1.9
5,172		Toyota Motor Corp. ADR	422,966	1.6
32,000		Wacoal Holdings Corp.	371,165	1.4
85,500		Other Securities	721,748	2.7
			7,919,250	29.4

		Netherlands: 1.6%
25,683		Wolters Kluwer NV	443,991	1.6

		Norway: 1.2%
623,957		Marine Harvest	320,235	1.2

		Russia: 1.5%
36,432		Gazprom OAO ADR	420,425	1.5

		South Africa: 4.3%
16,892		AngloGold Ashanti Ltd ADR	580,747	2.1
35,536		Gold Fields Ltd.	455,212	1.7
6,966		Other Securities	135,984	0.5
			1,171,943	4.3

		South Korea: 4.4%
43,950		Korea Electric Power Corp. ADR	417,525	1.5
57,022		SK Telecom Co., Ltd. ADR	770,937	2.9
			1,188,462	4.4

		Sweden: 1.1%
30,841		Telefonaktiebolaget LM Ericsson ADR	308,256	1.1

		Switzerland: 1.9%
40,529	@	UBS AG	501,344	1.9

		United Kingdom: 9.3%
14,783		AstraZeneca PLC	647,813	2.4
28,941		GlaxoSmithKline PLC	668,581	2.5
180,203		Home Retail Group	311,746	1.1
92,452	@	Polyus Gold International Ltd. GDR	286,601	1.1
210,535		Vodafone Group PLC	582,754	2.2
			2,497,495	9.3

		United States: 1.6%
12,526		Axis Capital Holdings Ltd.	426,135	1.6

		Total Common Stock
		(Cost $29,958,043)	26,120,223	96.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL
VALUE CHOICE FUND

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
423,849	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $423,849)	$423,849	1.6
	Total Short-Term Investments (Cost $423,849)	423,849	1.6
	Total Investments in Securities (Cost $30,381,892)	$26,544,072	98.4
	Assets in Excess of Other Liabilities	422,530	1.6
	Net Assets	$26,966,602	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Cost for federal income tax purposes is $31,481,288.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,760,729
Gross Unrealized Depreciation	(6,697,945)
Net Unrealized Depreciation	$(4,937,216)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	9.6%
Consumer Staples	9.1
Energy	10.6
Financials	9.7
Health Care	8.5
Industrials	9.5
Information Technology	7.1
Materials	14.3
Telecommunications	14.1
Utilities	4.3
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$934,497	$—	$934,497
Belgium	—	761,832	—	761,832
Brazil393,439		—	—	393,439
Canada	3,610,978	—	—	3,610,978
Finland	381,202	—	—	381,202
France	281,950	2,784,877	—	3,066,827
Germany	—	860,143	—	860,143
Indonesia	137,707	—	—	137,707
Italy	—	776,062	—	776,062
Japan	1,158,592	6,760,658	—	7,919,250
Netherlands	—	443,991	—	443,991
Norway	—	320,235	—	320,235
Russia	420,425	—	—	420,425
South Africa	580,747	591,196	—	1,171,943
South Korea	1,188,462	—	—	1,188,462
Sweden	308,256	—	—	308,256
Switzerland	501,344	—	—	501,344
United Kingdom	286,601	2,210,894	—	2,497,495
United States	426,135	—	—	426,135
Total Common Stock	9,675,838	16,444,385	—	26,120,223
Short-Term Investments	423,849	—	—	423,849
Total Investments, at value	$10,099,687	$16,444,385	$—	$26,544,072

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Australia: 1.5%
375,340		Other Securities	$8,363,591	1.5

		Belgium: 1.1%
133,329		Belgacom S.A.	3,788,559	0.7
124,258		Other Securities	2,408,989	0.4
			6,197,548	1.1

		Brazil: 1.6%
555,032		Other Securities	9,219,228	1.6

		Canada: 1.7%
94,700		Barrick Gold Corp.	3,828,721	0.7
321,300		Other Securities	5,615,300	1.0
			9,444,021	1.7

		China: 1.6%
9,391,000		Other Securities	9,042,082	1.6

		Finland: 0.9%
962,442		Other Securities	4,791,888	0.9

		France: 7.7%
317,435		France Telecom S.A.	4,351,409	0.8
178,697		Sanofi-Aventis	13,649,171	2.4
183,420		Total S.A.	8,804,804	1.5
729,781		Other Securities	16,828,527	3.0
			43,633,911	7.7

		Germany: 6.0%
252,093		Deutsche Post AG	4,707,557	0.8
481,861		Deutsche Telekom AG	5,432,839	1.0
70,837		Hannover Rueckversicheru — Reg	4,286,858	0.8
92,315		Siemens AG	8,568,694	1.5
259,182		Other Securities	10,658,712	1.9
			33,654,660	6.0

		Hong Kong: 1.3%
8,105,800		Other Securities	7,268,333	1.3

		Israel: 0.5%
268,244		Other Securities	3,068,396	0.5

		Italy: 5.6%
432,795		ENI S.p.A.	9,616,603	1.7
2,917,707	@	Telecom Italia S.p.A.	3,310,087	0.6
9,155,221	@	Telecom Italia S.p.A. RNC	8,575,024	1.5
3,704,161		Other Securities	10,391,157	1.8
			31,892,871	5.6

		Japan: 24.2%
94,800		Canon, Inc.	4,297,080	0.7
625,000		Dai Nippon Printing Co., Ltd.	5,546,809	1.0
291,800		Fuji Photo Film Co., Ltd.	6,189,195	1.1
809,888		Hitachi Ltd.	5,158,374	0.9

COMMON STOCK: (continued)
		Japan: (continued)
133,500		Honda Motor Co., Ltd.	$4,804,557	0.8
1,056		Japan Tobacco, Inc.	5,849,910	1.0
93,300		Mabuchi Motor Co., Ltd.	3,903,171	0.7
97,200		Nippon Telegraph & Telephone Corp.	4,397,878	0.8
444,200		Nissan Motor Co., Ltd.	4,618,364	0.8
2,240		NTT DoCoMo, Inc.	3,824,802	0.7
179,900		Omron Corp.	3,822,111	0.7
285,900		Seven & I Holdings Co., Ltd.	8,654,248	1.5
205,400		Sumitomo Mitsui Financial Group, Inc.	6,572,550	1.2
87,000		Takeda Pharmaceutical Co., Ltd.	3,796,254	0.7
281,200		Tokio Marine Holdings, Inc.	7,194,114	1.3
69,300		Tokyo Electron Ltd.	3,840,335	0.7
2,986,276		Other Securities	54,173,482	9.6
			136,643,234	24.2

		Mexico: 0.7%
223,344		Other Securities	3,859,729	0.7

		Netherlands: 7.6%
259,624		Royal Dutch Shell PLC — Class A	9,259,750	1.6
109,906		Royal Dutch Shell PLC — Class B	4,021,967	0.7
216,359	@	Koninklijke Philips Electronics NV	4,305,633	0.8
296,256		Unilever NV	10,148,019	1.8
248,166		Wolters Kluwer NV	4,290,133	0.8
1,078,585		Other Securities	10,953,151	1.9
			42,978,653	7.6

		Norway: 0.5%
110,120		Other Securities	2,954,783	0.5

		Portugal: 0.7%
1,198,165		Other Securities (a)	3,994,403	0.7

		Russia: 0.4%
33,400		Other Securities	2,049,090	0.4

		Singapore: 1.5%
1,612,600		Other Securities	8,286,743	1.5

		South Africa: 1.0%
292,586		Other Securities	5,788,916	1.0

		South Korea: 1.5%
297,900		KT Corp. ADR	3,828,015	0.7
85,742		Other Securities	4,556,337	0.8
			8,384,352	1.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Spain: 1.1%
820,623		Other Securities	$6,376,182	1.1

		Sweden: 1.9%
761,520	@	Telefonaktiebolaget LM Ericsson	7,549,301	1.3
197,845		Other Securities	3,265,950	0.6
			10,815,251	1.9

		Switzerland: 5.3%
75,646		Nestle S.A.	4,636,289	0.8
123,663		Novartis AG	6,828,208	1.2
34,837		Roche Holding AG — Genusschein	6,366,829	1.1
93,384	@	Swiss Re Ltd.	5,863,869	1.1
472,100		Other Securities	5,959,717	1.1
			29,654,912	5.3

		Thailand: 0.3%
308,000		Other Securities	1,632,139	0.3

		United Kingdom: 19.4%
126,530		AstraZeneca PLC	5,544,732	1.0
885,312		BAE Systems PLC	4,242,628	0.8
1,638,604		Barclays PLC	5,801,237	1.0
201,686		BHP Billiton PLC	6,492,660	1.2
917,681		BP PLC	6,629,431	1.2
388,533		GlaxoSmithKline PLC	8,975,708	1.6
2,397,620		Home Retail Group	4,147,815	0.7
655,312		HSBC Holdings PLC	5,915,626	1.0
70,814		Rio Tinto PLC	3,969,470	0.7
163,695		Standard Chartered PLC	4,001,637	0.7
1,329,803		Tesco PLC	6,852,055	1.2
2,834,439		Vodafone Group PLC	7,845,630	1.4
12,967,252		Other Securities	39,145,581	6.9
			109,564,210	19.4

		United States: 2.0%
313,234		Other Securities	11,342,361	2.0

		Total Common Stock (Cost $603,391,460)	550,901,487	97.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
		Securities Lending Collateralcc(1): 0.2%
163,203		Citigroup, Inc., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $163,204, collateralized by various U.S. Government Agency Obligations, 3.500%– 5.500%, Market Value plus accrued interest $166,467, due 04/15/24–05/01/42)	163,203	0.0

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 4.000%, Market Value plus accrued interest $1,020,000, due 08/15/41–12/20/41)	$1,000,000	0.2
			1,163,203	0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.0%
67,101		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $67,101)	67,101	0.0

		Total Short-Term Investments Cost $1,230,304)	1,230,304	0.2

		Total Investments in Securities (Cost $604,621,764)	$552,131,791	97.8
		Assets in Excess of Other Liabilities	12,650,573	2.2
		Net Assets	$564,782,364	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of April 30, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $614,421,315.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$44,304,621
Gross Unrealized Depreciation	(106,594,145)
Net Unrealized Depreciation	$(62,289,524)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE FUND

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	8.0%
Consumer Staples	9.6
Energy	11.0
Financials	18.6
Health Care	9.6
Industrials	8.4
Information Technology	9.2
Materials	8.7
Telecommunications	11.6
Utilities	2.9
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	2.2
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$8,363,591	$—	$8,363,591
Belgium	—	6,197,548	—	6,197,548
Brazil	9,219,228	—	—	9,219,228
Canada	9,444,021	—	—	9,444,021
China	—	9,042,082	—	9,042,082
Finland	—	4,791,888	—	4,791,888
France	—	43,633,911	—	43,633,911
Germany	—	33,654,660	—	33,654,660
Hong Kong	—	6,568,450	699,883	7,268,333
Israel	—	3,068,396	—	3,068,396
Italy	—	31,892,871	—	31,892,871
Japan	—	136,643,234	—	136,643,234
Mexico	3,859,729	—	—	3,859,729
Netherlands	—	42,978,653	—	42,978,653
Norway	—	2,954,783	—	2,954,783
Portugal	—	3,994,403	—	3,994,403
Russia	2,049,090	—	—	2,049,090
Singapore	—	8,286,743	—	8,286,743
South Africa	—	5,788,916	—	5,788,916
South Korea	3,828,015	4,556,337	—	8,384,352
Spain	—	6,376,182	—	6,376,182
Sweden	—	10,815,251	—	10,815,251
Switzerland	—	29,654,912	—	29,654,912
Thailand	—	1,632,139	—	1,632,139
United Kingdom	8,616,774	100,947,436	—	109,564,210
United States	11,342,361	—	—	11,342,361
Total Common Stock	48,359,218	501,842,386	699,883	550,901,487
Short-Term Investments	67,101	1,163,203	—	1,230,304
Total Investments, at value	$48,426,319	$503,005,589	$699,883	$552,131,791

ˆ    See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING INTERNATIONAL VALUE FUND

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Asset Table
Investments, at value
Common Stock	$829,594	$—	$—	$—	$—	$(129,711)	$—	$—	$699,883
Total Investments, at value	$829,594	$—	$—	$—	$—	$(129,711)	$—	$—	$699,883

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $914.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED)

ING RUSSIA FUND

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 0.7%
186,200		CTC Media, Inc.	$2,016,546	0.7

		Consumer Staples: 8.5%
138,800		Magnit OAO	17,476,270	5.8
20,940		Magnit OJSC	2,636,550	0.9
100,000	#,@	MHP SA GDR	1,370,809	0.5
152,400	@	X5 Retail Group N.V. GDR	3,855,661	1.3
			25,339,290	8.5

		Energy: 42.6%
55,900		Eurasia Drilling Co. Ltd. GDR	1,598,105	0.6
3,768,600		Gazprom OAO	21,696,824	7.3
91,600		KazMunaiGas Exploration Production GDR	1,827,964	0.6
377,300		Lukoil OAO ADR	23,147,355	7.7
196,800		NovaTek OAO GDR	25,127,761	8.4
1,349,800	@	Rosneft Oil Co. GDR	9,665,260	3.2
723,100	L	Surgutneftegas OJSC ADR	7,242,747	2.4
14,432,300		Surgutneftegas OJSC	9,608,190	3.2
302,833		Tatneft ADR	11,240,972	3.8
973,600		TNK-BP Holding	2,978,081	1.0
7,000		Transneft	13,055,311	4.4
			127,188,570	42.6

		Financials: 17.2%
445,000	@	Bank St Petersburg OJSC	1,233,968	0.4
5,143	@	Halyk Savings Bank of Kazakhstan JSC GDR	34,698	0.0
1,041,480		LSR Group GDR	5,574,621	1.8
93,900	@	NOMOS-BANK GDR	1,262,503	0.4
10,612,821	@	Sberbank of Russian Federation	33,961,749	11.4
2,263,600		VTB Bank OJSC GDR	9,492,877	3.2
			51,560,416	17.2

		Industrials: 1.2%
120,000		Global Ports Investment Ltd. GDR	1,785,600	0.6
95,900		Globaltrans Investment PLC GDR	1,878,352	0.6
			3,663,952	1.2

		Information Technology: 1.4%
58,600	@	Mail.ru Group Ltd. GDR	2,534,336	0.9
65,100	@	Yandex NV	1,544,172	0.5
			4,078,508	1.4

		Materials: 13.4%
100,000	@,L	Mechel ADR	340,000	0.1
251,800	@,L	Mechel OAO ADR	2,188,142	0.7
244,187		MMC Norilsk Nickel ADR	4,344,016	1.4
31,100		MMC Norilsk Nickel	5,504,781	1.9
1,451,500		Novolipetsk Steel	3,134,800	1.1
137,500		Petropavlovsk PLC	1,066,854	0.4
169,200	@	Polymetal International PLC	2,512,545	0.8

COMMON STOCK: (continued)
		Materials: (continued)
725,600	L	Severstal OAO GDR	$9,869,714	3.3
291,390		Uralkali GDR	11,026,291	3.7
			39,987,143	13.4

		Telecommunications: 6.2%
118,900		Mobile Telesystems OJSC	943,604	0.3
346,500		Mobile Telesystems OJSC ADR	6,777,540	2.3
1,487,300		Rostelecom OJSC	4,780,720	1.6
322,000		Sistema JSFC GDR	6,122,711	2.0
			18,624,575	6.2

		Utilities: 7.8%
893,395,900		Federal Grid Co. Unified Energy System JSC	8,154,462	2.7
32,253,200	@	IDGC Holding JSC	2,951,593	1.0
10,843,200	@	OGK-4 OJSC	979,749	0.3
321,703,448	@	RusHydro	11,381,900	3.8
			23,467,704	7.8

		Total Common Stock (Cost $222,011,774)	295,926,704	99.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
		Securities Lending Collateralcc(1): 1.2%
1,000,000		Barclays Bank PLC, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 3.000%–5.000%, Market Value plus accrued interest $1,020,002, due 04/01/27–09/01/41)	1,000,000	0.4
579,863		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $579,866, collateralized by various U.S. Government Securities, 0.625%–2.375%, Market Value plus accrued interest $591,462, due 04/30/13–02/15/41)	579,863	0.2
1,000,000		Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.491%–7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25–04/01/42)	1,000,000	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING RUSSIA FUND

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	UBS Warburg LLC, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 3.500%–6.000%, Market Value plus accrued interest $1,020,000, due 02/01/20–01/01/48)	$1,000,000	0.3
		3,579,863	1.2

	Total Short-Term Investments (Cost $3,579,863)	3,579,863	1.2

	Total Investments in Securities (Cost $225,591,637)	$299,506,567	100.2
	Liabilities in Excess of Other Assets	(607,042)	(0.2)
	Net Assets	$298,899,525	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at April 30, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $235,434,050.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$87,317,002
Gross Unrealized Depreciation	(23,244,485)
Net Unrealized Appreciation	$64,072,517

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$2,016,546	$—	$—	$2,016,546
Consumer Staples	20,112,820	5,226,470	—	25,339,290
Energy	70,485,761	56,702,809	—	127,188,570
Financials	35,195,717	16,364,699	—	51,560,416
Industrials	1,785,600	1,878,352	—	3,663,952
Information Technology	1,544,172	2,534,336	—	4,078,508
Materials	13,680,268	26,306,875	—	39,987,143
Telecommunications	11,558,260	7,066,315	—	18,624,575
Utilities	12,085,804	11,381,900	—	23,467,704
Total Common Stock	168,464,948	127,461,756	—	295,926,704
Short-Term Investments	—	3,579,863	—	3,579,863
Total Investments, at value	$168,464,948	$131,041,619	$—	$299,506,567

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ING RUSSIA FUND

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Asset Table
Investments, at value
Mutual Funds	$1,296,952	$—	$(1,300,565)	$—	$548,269	$(544,656)	$—	$—	$—
Total Investments, at value	$1,296,952	$—	$(1,300,565)	$—	$548,269	$(544,656)	$—	$—	$—

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $—.

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Boards of Trustees (the “Board”) of ING Mutual Funds and ING Mayflower Trust (together, the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 17, 2011, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 12 and November 15, 2011 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 17, 2011 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the funds under its jurisdiction, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2012. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional information from Management and address certain unique characteristics related to the introduction of new Funds.

The Board has established two Investment Review Committees (each, an “IRC”), which meet

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2012. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2012, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 17, 2011 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Funds, information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. (“ING Groep”) the ultimate parent company of the Adviser and certain Sub-Advisers, has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and certain Sub-Advisers, into an independent, standalone company by the end

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of 2013. In addition ING Groep also announced that it will pursue an initial public offering for its European based insurance and investment management operations and explore options other than an initial public offering for its Asian insurance and investment management operations which may include certain Sub-Advisers. The Board further noted that this separation may result in the Adviser and Sub-Advisers’ loss of access to the services and resources of their current ultimate parent company, which could adversely affect their businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and subadvisory agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Fund. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds and the Adviser and Sub-Advisers, including their ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser and Sub-Advisers currently provide. In this regard, the Board noted that the Adviser and Sub-Advisers did not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

For each Fund, Class A shares were used for purposes of certain comparisons between the Fund and its Selected Peer Group. Class A shares generally were selected so that a Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Funds’ Selected Peer Groups were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature and quality of the services the Sub-Adviser provide to the applicable Funds and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Funds that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Funds on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new sub-adviser for a Fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Funds and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

dispersion between Funds managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the Committees to assist with addressing any issues that arise.

The Board noted that the Funds also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Funds and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Funds. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the Committees, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance.

In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2011. In addition, the Board also considered at its November 17, 2011 meeting certain additional data regarding performance and Fund asset levels as of October 31, 2011. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Funds’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Funds and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Funds, as compared to non-registered investment company clients; market differences in fee rates that existed when a Fund first was organized; differences in the original sponsors of Funds that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered: (1) the fee structure of each Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that many of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for each Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Funds. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Adviser or portfolio managers; and strategy modifications.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 17, 2011 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Diversified International Fund

In considering whether to approve the renewal of the Advisory Contract for ING Diversified International Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the third quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the year-to-date and one-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these Underlying Funds in which the Fund invests; (2) Management’s representations regarding the effect that changes to the Underlying Fund Universe in which the Fund may invest would have on performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Fund indirectly bears the fees payable by the Underlying Funds in which the Fund invests.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Emerging Countries Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Emerging Countries Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the fifth (lowest) quintile for the year-to-date, three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations that, in July 2010, the Fund’s management team was modified; (2) that Management, at the Board’s request, would present to the Board a plan to address the Fund’s investment performance; and (3) that Management would continue to monitor, and the Board or its IRC would review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the reasonableness of the Fund’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Approval of New Sub-Advisory Contracts

ING Emerging Countries Fund had been sub-advised by ING Investment Management Advisors, B.V. (“IIM BV”) since June 2008. At a meeting of the Board held on January 12, 2012, the Board, including a majority of the Independent Trustees, determined to approve the merger of the Fund with and into ING Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), a series of the Trust in July 2012 (the “Merger”), subject to shareholder approval of the Merger. At a special telephonic meeting of the Board held on February 10, 2012, the Board, including a majority of the Independent Trustees, determined to: (1) terminate IIM BV as sub-adviser to the Fund effective February 24, 2012; (2) appoint Delaware Management Company (“Delaware”) and J.P. Morgan Investment Management Company (“J.P. Morgan”) as sub-advisers to the Fund; and (3) approve interim sub-advisory agreements with Delaware and J.P. Morgan that became effective in March 2012 (the “Interim Agreements”), under which Delaware and J.P. Morgan would serve as sub-advisers to the Fund providing day-to-day management services to the Portfolio for a period of up to 150 days. The Interim Agreement was put into place to bridge the period between the termination of IIM BV and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Merger.

In determining whether to approve the Interim Agreements with each of Delaware and J.P. Morgan, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Interim Agreements with Delaware and J.P. Morgan should be approved for Emerging Countries Fund. The materials provided to the Board to inform its consideration of whether to approve the Interim Agreements with Delaware and J.P. Morgan included the following: (1) memoranda and related materials provided to the Board in advance of the Meeting discussing Management’s rationale for recommending that Delaware and J.P. Morgan serve as sub-advisers to Emerging Countries Fund; (2) Management’s presentation provided in connection with the previously approved merger of Emerging Countries Fund with Emerging Markets Equity Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

discussing: (a) Management’s rationale for recommending the Merger, (b) hypothetical performance of Emerging Markets Equity Fund comprised of combined composite results of Delaware and J.P. Morgan split 50/50, adjusted for the expenses of Emerging Markets Equity Fund through October 2011, plus the actual performance of Emerging Markets Equity Fund since inception date through November 30, 2011; (3) Delaware and J.P. Morgan’s responses to inquiries from K&L Gates LLP, counsel to the Non-Interested Trustees; (4) supporting documentation, including copies of the forms of the proposed Interim Agreements with Delaware and J.P. Morgan; and (5) other information relevant to the Board’s evaluation.

In reaching its decision to engage Delaware and J.P. Morgan, the Board, including a majority of the Non-Interested Trustees, considered a number of factors, including, but not limited to, the following: (1) the view of ING Investments, LLC (“IIL”) with respect to the reputation of Delaware and J.P. Morgan as a manager to other portfolios in the ING Funds complex, including Emerging Markets Equity Fund; (2) the strength and reputation of Delaware and J.P. Morgan in the industry; (3) the nature and quality of the services to be provided by Delaware and J.P. Morgan under the proposed Interim Agreements; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Delaware and J.P. Morgan and their fit among the stable of managers in the ING Funds line-up; (5) the compensation under the Interim Agreements in light of the services to be provided by Delaware and J.P. Morgan; (6) the costs for the services to be provided by Delaware and J.P. Morgan, including that the management fee would not change upon the appointment of Delaware and J.P. Morgan; (7) the sub-advisory fee payable by IIL to Delaware and J.P. Morgan; (8) Delaware and J.P. Morgan’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of Delaware and J.P. Morgan in light of Emerging Countries Fund’s investment objective and investor base; and (10) Delaware and J.P. Morgan’s Code of Ethics, which had previously been approved by the Board and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) each of Delaware and J.P. Morgan should be appointed to serve as a sub-adviser to the Emerging Countries Fund under the Interim Agreements with IIL; (2) the sub-advisory fee rate payable by IIL to each of Delaware and J.P. Morgan is reasonable in the context of all factors considered by the Board; and (3) Delaware and J.P. Morgan each maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Emerging Countries Fund’s CCO that each sub-adviser’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Interim Agreements for Emerging Countries Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Opportunities Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Opportunities Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fifth (lowest) quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the deleterious effect of recent economic conditions on the Fund’s performance; (2) that, in June 2010, the Fund changed its sub-adviser and, in May 2011, the Fund’s portfolio management team was modified; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the Funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the Funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s expense ratio; and (2) that, as of the most recent semi-annual period, the net management fee (after waivers) is below the median and the average management fees of the Funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Fund’s sub-adviser was changed in June 2010 and the portfolio management team was modified in May 2011, it is reasonable to permit the Sub-Adviser time to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Equity Dividend Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Equity Dividend Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date period, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the one-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect that the Fund’s dividend strategy and value had on its relative performance; and (2) Management’s confidence in the Fund’s investment strategy and its expectation that the Fund’s characteristics will be attractive to investors.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Natural Resources Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Natural Resources Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date, one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) that, in August 2011, the Fund’s portfolio management team was modified; and (2) Management’s analysis of favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that, at the Board’s request, Management agreed to reduce the expense limits with respect to each share class effective January 1, 2012.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, and the second quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Global Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Fund outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the ten-year period, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations that the Fund’s expense ratio as reported in its most recent semi-annual report has declined from its fiscal year-end level and is now below the median and average of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Greater China Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Greater China Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented with the exceptions of the most recent calendar quarter and one-year periods, during which it outperformed; (2) the Fund outperformed its primary benchmark for all periods presented with the exception of the year-to-date period, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the one-year period, and the third quintile for the year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Plus International Equity Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Index Plus International Equity Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the one-year and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Capital Appreciation Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Capital Appreciation Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which its performance was equal to that of the primary benchmark; and (3) the Fund is ranked in the third quintile of its Morningstar category for the five-year period, the fourth quintile for the year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that stock selection had on the Fund’s performance; (2) that Management, at the request of the Board, would present to the Board a plan to address the Fund’s

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment performance; and (3) that Management would continue to monitor and the Board or its IRC would review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding advisory fee waivers that had been put into place, which lower the effective management fee rate payable by the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Real Estate Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter and five-year periods, but underperformed for the year-to-date, one-year, and three-year periods; (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the most recent calendar quarter, the third quintile for the one-year period, and the fourth quintile for the year-to-date and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations that, in March 2011, the Fund’s portfolio management team was modified; (2) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; (3) Management’s expectation that the Fund’s longer-term performance will improve and its confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING International SmallCap Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International SmallCap Fund (formerly, ING International SmallCap Multi-Manager Fund), the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the most recent calendar quarter, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) effective January 2010, one of the three sub-advisers to the Fund was removed from the Fund; (2) Management’s confidence in the ability of the Fund’s remaining Sub-Advisers to execute the Fund’s investment strategy and its expectation that the Fund’s longer-term performance will improve; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that, at the Board’s request, Management agreed to reduce the expense limits with respect to each share class effective January 1, 2012.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that one of the three Sub-Advisers to the Fund was removed in January 2010, it is reasonable to permit the Fund time to establish a longer performance record for the purposes of evaluating the performance of the remaining Sub-Advisers in relation to the Fund; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Advisers is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Fund is ranked in the third quintile of its Morningstar category for the three-year and ten-year periods, the fourth quintile for the most recent calendar quarter, year-to-date, and five-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) that, in February 2011, an additional Sub-Adviser was added to the Fund; (2) the portfolio management team that managed a portion of the Fund’s assets was modified in December 2010 and April 2011; (3) the effect that sector weightings and stock selection had on the Fund’s performance; (4) Management’s confidence in the investment strategies employed in managing the Fund; and (5) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that, at the Board’s request, Management agreed to reduce the expense limits with respect to each share class at the Board’s request effective January 1, 2012; and (2) that, in February 2011, a new sub-adviser was added to the Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management will continue to monitor, and the Board or its IRC would review the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING International Value Choice Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING International Value Choice Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; (2) the Fund underperformed for the most recent calendar quarter, year-to-date, and one-year periods, but outperformed for the three-year and five-year periods; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration: (1) Management’s representations regarding advisory fee waivers that had been instituted that lower the effective management fee rate payable by the Fund; and (2) Management’s representation regarding the competitiveness of the Fund’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Russia Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Russia Fund, the Board considered that, based on performance data for the periods ended June 30, 2011: (1) the Fund outperformed its Morningstar category median for the one-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and three-year periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

effect that sector allocation had on the Fund’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy and Management’s expectation that the Fund’s longer-term performance will improve; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that, at the Board’s request, Management agreed to reduce the expense limits with respect to each share class at the Board’s request effective January 1, 2012.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Fund’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2012. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UINTALL     (0412-062212)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS
ING DIVERSIFIED INTERNATIONAL FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.5%
111,400	iShares MSCI EAFE Value Index	5,063,130	4.5

	Total Exchange-Traded Funds
	(Cost $5,266,707)	5,063,130	4.5

MUTUAL FUNDS: 95.7%
	Affiliated Investment Companies: 95.7%
1,488,695	ING Emerging Markets Equity Fund - Class I	16,941,344	15.0
4,863,662	ING International Core Fund - Class I	45,183,422	40.1
2,325,066	ING International Growth Fund - Class I	22,576,390	20.1
149,896	ING International SmallCap Fund - Class I	5,646,578	5.0
1,710,882	ING International Value Fund - Class I	17,468,107	15.5

	Total Mutual Funds
	(Cost $103,513,362)	107,815,841	95.7

	Total Investments in Securities (Cost $108,780,069)	$ 112,878,971	100.2
	Liabilities in Excess of Other Assets	(231,470)	(0.2)
	Net Assets	$ 112,647,501	100.0

Cost for federal income tax purposes is $110,204,694.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,077,012
Gross Unrealized Depreciation	(2,402,735)
Net Unrealized Appreciation	$2,674,277

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Exchange-Traded Funds	$5,063,130	$—	$—	$5,063,130
Mutual Funds	107,815,841	—	—	107,815,841
Total Investments, at value	$112,878,971	$—	$—	$112,878,971

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Argentina: 0.3%
17,500		YPF SA ADR	255,150	0.3

		Brazil: 16.4%
22,300		Banco do Brasil S.A.	276,681	0.3
27,000		Banco do Estado do Rio Grande do Sul	233,009	0.3
52,400		Banco Santander Brasil SA ADR	422,868	0.5
17,600	L	Braskem SA ADR	258,720	0.3
48,700		BRF - Brasil Foods SA ADR	897,541	1.1
8,500	L	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	399,755	0.5
19,200		Cia de Bebidas das Americas ADR	806,016	1.0
6,900		Cia de Saneamento Basico do Estado de Sao Paulo ADR	546,204	0.7
20,500		Cia Energetica de Minas Gerais ADR	505,735	0.6
8,880		Cielo SA	266,752	0.3
59,300	@	Fibria Celulose SA ADR	470,842	0.6
65,100		Gerdau SA ADR	611,289	0.8
60,900	L	Gol Linhas Aereas Inteligentes SA ADR	322,770	0.4
10,400		Iochpe-Maxion SA	180,049	0.2
78,700		Itau Unibanco Holding SA ADR	1,234,803	1.5
38,600		MRV Engenharia e Participacoes SA	225,587	0.3
22,940		Petroleo Brasileiro SA ADR	508,350	0.6
70,300		Petroleo Brasileiro SA ADR	1,654,862	2.0
30,300		Telefonica Brasil SA ADR	862,641	1.1
17,200		Tim Participacoes SA ADR	514,796	0.6
39,600		Vale SA ADR	879,120	1.1
58,000		Vale SA ADR	1,254,540	1.6
		13,332,930		16.4

		China: 15.7%
3,000	@	Baidu.com ADR	398,100	0.5
2,210,000		Bank of China Ltd.	920,292	1.1
1,868,000		China Construction Bank	1,449,650	1.8
25,500		China Mobile Ltd.	282,120	0.3
317,000		China Shanshui Cement Group Ltd.	255,435	0.3
127,500	@	China Shenhua Energy Co., Ltd.	563,047	0.7
622,000	@	China Telecom Corp., Ltd.	333,362	0.4
29,600	L	China Unicom Hong Kong Ltd. ADR	514,448	0.6
418,000		CNOOC Ltd.	883,296	1.1
250,000		Dongfeng Motor Group Co., Ltd.	488,966	0.6
276,000	@	Dongyue Group	205,459	0.3
6,500		Focus Media Holding Ltd. ADR	155,285	0.2
615,000		GCL Poly Energy Holdings Ltd.	157,720	0.2
189,000	@	Great Wall Motor Co. Ltd.	405,620	0.5
346,000		Guangdong Investment Ltd.	253,872	0.3
52,500		Hengan International Group Co., Ltd.	554,748	0.7
2,196,000		Industrial and Commercial Bank of China Ltd.	1,459,097	1.8
2,400		PetroChina Co., Ltd. ADR	357,168	0.4
538,000		PetroChina Co., Ltd.	802,533	1.0
69,000		Ping An Insurance Group Co. of China Ltd.	573,132	0.7
5,100	@	Sina Corp.	298,401	0.4
436,000		Soho China Ltd.	337,986	0.4
9,800	@,L	Sohu.com, Inc.	505,386	0.6
108,000		Tingyi Cayman Islands Holding Corp.	286,957	0.4
54,000		Tsingtao Brewery Co., Ltd.	326,321	0.4
		12,768,401		15.7

		Hong Kong: 3.6%
104,000		China Mengniu Diary Co., Ltd.	320,174	0.4
12,400		China Mobile Ltd. ADR	686,216	0.8
3,000		CNOOC Ltd. ADR	634,950	0.8
8,400	@	Jardine Matheson Holdings Ltd.	417,060	0.5
72,000		Kingboard Chemicals Holdings	201,138	0.2
512,000		Lenovo Group Ltd.	489,639	0.6
508,000		Skyworth Digital Holdings Ltd.	206,820	0.3
		2,955,997		3.6

		India: 3.3%
12,100		HDFC Bank Ltd. ADR	415,393	0.5
9,100		ICICI Bank Ltd. ADR	308,399	0.4
12,600		Infosys Technologies Ltd. ADR	596,610	0.8
24,238	#	Reliance Industries Ltd. GDR	685,546	0.8
22,400		Tata Motors Ltd. ADR ADR	666,400	0.8
		2,672,348		3.3

		Indonesia: 1.5%
370,000		Indofood Sukses Makmur Tbk PT	194,427	0.2
246,500		Tambang Batubara Bukit Asam Tbk PT	493,408	0.6
175,500		United Tractors Tbk PT	562,986	0.7
		1,250,821		1.5

		Israel: 0.5%
36,763		Israel Chemicals Ltd.	420,526	0.5

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Kazakhstan: 0.4%
15,031		KazMunaiGas Exploration Production GDR	299,958	0.4

		Malaysia: 0.9%
692,600	@	UEM Land Holdings Bhd	458,789	0.6
93,500		UMW Holdings Bhd	242,259	0.3
		701,048		0.9

		Mexico: 4.2%
17,400		America Movil SAB de CV ADR	463,710	0.6
143,936	@	Cemex SAB de CV ADR	1,040,657	1.3
209,600		Compartamos SAB de CV	254,881	0.3
5,700		Fomento Economico Mexicano SAB de CV ADR	463,182	0.6
38,900		Grupo Televisa SAB ADR	854,633	1.0
116,200		Wal-Mart de Mexico SA de CV	332,294	0.4
		3,409,357		4.2

		Netherlands: 0.5%
37,400		VimpelCom Ltd. ADR ADR	381,106	0.5

		Peru: 0.3%
5,100		Cia de Minas Buenaventura SA ADR	210,477	0.3

		Poland: 0.9%
10,043		KGHM Polska Miedz SA	444,070	0.6
212,600		Polskie Gornictwo Naftowe I Gazownictwo SA	275,350	0.3
		719,420		0.9

		Russia: 7.0%
77,300		Gazprom OAO ADR	892,042	1.1
20,056		Lukoil OAO ADR	1,230,435	1.5
25,467		MMC Norilsk Nickel ADR	453,051	0.6
19,900		Mobile Telesystems OJSC ADR	389,244	0.5
43,337	@	Rosneft Oil Co. GDR	310,315	0.4
118,167		Sberbank of Russia ADR	1,530,263	1.9
27,132		Severstal OAO GDR	369,053	0.4
13,974		Tatneft ADR	518,706	0.6
		5,693,109		7.0

		South Africa: 6.6%
3,889		Anglo Platinum Ltd.	252,919	0.3
47,764		ArcelorMittal South Africa Ltd.	362,550	0.4
36,900		AVI Ltd.	228,953	0.3
21,066		Exxaro Resources Ltd.	561,629	0.7
13,077		Impala Platinum Holdings Ltd.	255,278	0.3
26,163		Imperial Holdings Ltd.	568,888	0.7
6,506		Kumba Iron Ore Ltd.	460,747	0.6
8,800		Sasol Ltd. ADR	417,384	0.5
15,228		Sasol Ltd.	724,008	0.9
37,844		Standard Bank Group Ltd.	559,043	0.7
14,001		Tiger Brands Ltd.	513,510	0.6
33,188		Vodacom Group Pty Ltd.	461,470	0.6
		5,366,379		6.6

		South Korea: 17.6%
24,150		BS Financial Group, Inc.	247,290	0.3
1,094		CJ CheilJedang Corp.	361,421	0.4
8,565		Dongbu Insurance Co., Ltd.	341,099	0.4
13,700		Hana Financial Group, Inc.	467,049	0.6
11,350		Hankook Tire Co. Ltd	478,808	0.6
18,960	@	Hynix Semiconductor, Inc.	467,315	0.6
4,058		Hyundai Motor Co.	957,973	1.2
13,270		Kangwon Land, Inc.	284,086	0.3
18,700		KB Financial Group, Inc. ADR	634,491	0.8
2,891		KCC Corp.	739,292	0.9
7,674		Kia Motors Corp.	563,110	0.7
61,900		KT Corp. ADR	795,415	1.0
3,552		KT&G Corp.	243,898	0.3
3,461		LG Electronics, Inc.	213,540	0.3
22,100		LG.Philips LCD Co. Ltd ADR	246,857	0.3
341		Lotte Chilsung Beverage Co., Ltd.	384,533	0.5
285		Lotte Confectionery Co. Ltd.	430,693	0.5
2,093		Samsung Electronics Co., Ltd.	2,561,751	3.2
3,570		Samsung Electronics Co., Ltd. GDR	2,178,553	2.7
9,830		Samsung Heavy Industries Co., Ltd.	359,387	0.4
3,550	#	Samsung Life Insurance Co. Ltd.	313,387	0.4
55,000		SK Telecom Co., Ltd. ADR	743,600	0.9
3,253		S-Oil Corp.	278,884	0.3
		14,292,432		17.6

		Taiwan: 7.1%
307,000		China Motor Corp.	252,455	0.3
362,000		Compal Electronics, Inc.	414,431	0.5
116,000		E Ink Holdings, Inc.	125,643	0.1
102,484		Hon Hai Precision Industry Co., Ltd. GDR	620,258	0.8
304,000		Hon Hai Precision Industry Co., Ltd.	955,830	1.2
12,000		HTC Corp.	180,123	0.2
70,000		Radiant Opto-Electronics Corp.	292,033	0.4
232,000		Taiwan Semiconductor Manufacturing Co., Ltd.	685,708	0.8
86,700		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,350,786	1.6
885,000		United Microelectronics Corp.	462,920	0.6

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
307,000	Wistron Corp.	457,996	0.6
		5,798,183	7.1

	Thailand: 4.3%
79,900	Bangkok Bank PCL	502,836	0.6
385,400	Charoen Pokphand Foods PCL	509,520	0.6
612,700	Krung Thai Bank PCL	357,614	0.4
179,700	PTT Global Chemical PCL	401,529	0.5
98,200	PTT PCL	1,119,935	1.4
33,600	Siam Cement PCL	381,731	0.5
78,600	Total Access Communication PCL	210,854	0.3
		3,484,019	4.3

	Turkey: 1.3%
61,408	Arcelik A/S	269,462	0.3
11,200	Koza Altin Isletmeleri AS	242,697	0.3
120,405	Turk Sise Ve Cam Fabrikalari	205,788	0.3
26,300	@ Turkcell Iletisim Hizmet AS ADR	325,068	0.4
		1,043,015	1.3

	United Arab Emirates: 0.5%
45,268	Dragon Oil Plc	432,343	0.5

	United Kingdom: 0.5%
20,600	Anglo American PLC ADR	397,168	0.5

	United States: 5.5%
29,300	Archer-Daniels-Midland Co.	903,319	1.1
111,700	Avon Products, Inc.	2,412,720	3.0
6,700	Bunge Ltd.	432,150	0.5
47,300	@ Yahoo!, Inc.	735,042	0.9
		4,483,231	5.5

	Total Common Stock
	(Cost $77,703,034)	80,367,418	98.9

EXCHANGE-TRADED FUNDS: 0.4%
47,800	@ iShares MSCI India	281,064	0.4

	Total Exchange-Traded Funds
	(Cost $277,752)	281,064	0.4

	Total Long-Term Investments
	(Cost $77,980,786)	80,648,482	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc(1): 2.5%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.125%, Market Value plus accrued interest $1,020,000, due 05/01/51-09/01/49)	1,000,000	1.2
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 04/30/12, 0.24%, due 05/01/12 (Repurchase Amount $1,000,007, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,000, due 05/17/12-08/01/47)	1,000,000	1.2
63,440	Mizuho Securities USA Inc., Repurchase Agreement dated 04/30/12, 0.23%, due 05/01/12 (Repurchase Amount $63,440, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $64,709, due 02/01/26-02/25/44)	63,440	0.1
		2,063,440	2.5

	Total Short-Term Investments
	(Cost $2,063,440)	2,063,440	2.5

	Total Investments in Securities (Cost $80,044,226)	$ 82,711,922	101.8
	Liabilities in Excess of Other Assets	(1,481,782)	(1.8)
	Net Assets	$ 81,230,140	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $81,768,023.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,899,716
Gross Unrealized Depreciation	(6,955,817)
Net Unrealized Appreciation	$943,899

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	7.9%
Consumer Staples	13.5
Energy	16.2
Exchange-Traded Funds	0.4
Financials	16.3
Industrials	4.7
Information Technology	17.3
Materials	12.8
Telecommunications	8.6
Utilities	1.6
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Argentina	$255,150	$—	$—	$255,150
Brazil	12,098,127	1,234,803	—	13,332,930
China	2,228,788	10,539,613	—	12,768,401
Hong Kong	1,738,226	1,217,771	—	2,955,997
India	1,986,802	685,546	—	2,672,348
Indonesia	—	1,250,821	—	1,250,821
Israel	—	420,526	—	420,526
Kazakhstan	—	299,958	—	299,958
Malaysia	—	701,048	—	701,048
Mexico	3,409,357	—	—	3,409,357
Netherlands	381,106	—	—	381,106
Peru	210,477	—	—	210,477
Poland	—	719,420	—	719,420
Russia	4,041,984	1,651,125	—	5,693,109
South Africa	417,384	4,948,995	—	5,366,379
South Korea	2,664,261	11,628,171	—	14,292,432
Taiwan	1,350,786	4,447,397	—	5,798,183
Thailand	—	3,484,019	—	3,484,019
Turkey	325,068	717,947	—	1,043,015
United Arab Emirates	—	432,343	—	432,343
United Kingdom	—	397,168	—	397,168
United States	4,483,231	—	—	4,483,231

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Total Common Stock	35,590,747	44,776,671	—	80,367,418
Exchange-Traded Funds	281,064	—	—	281,064
Short-Term Investments	—	2,063,440	—	2,063,440
Total Investments, at value	$35,871,811	$46,840,111	$—	$82,711,922

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.7%
		Argentina: 0.3%
18,000		YPF SA ADR	262,440	0.3

		Brazil: 15.7%
24,600		Banco do Brasil S.A.	305,217	0.3
30,600		Banco do Estado do Rio Grande do Sul	264,077	0.3
55,700		Banco Santander Brasil SA ADR	449,499	0.5
18,900	L	Braskem SA ADR	277,830	0.3
53,100		BRF - Brasil Foods SA ADR	978,633	1.0
9,000	L	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	423,270	0.5
21,800		Cia de Bebidas das Americas ADR	915,164	1.0
7,700		Cia de Saneamento Basico do Estado de Sao Paulo ADR	609,532	0.7
22,900		Cia Energetica de Minas Gerais ADR	564,943	0.6
10,320		Cielo SA	310,009	0.3
62,200	@,L	Fibria Celulose SA ADR	493,868	0.5
70,700		Gerdau SA ADR	663,873	0.7
64,200	L	Gol Linhas Aereas Inteligentes SA ADR	340,260	0.4
11,900		Iochpe-Maxion SA	206,017	0.2
87,500		Itau Unibanco Holding SA ADR	1,372,875	1.5
40,300		MRV Engenharia e Participacoes SA	235,523	0.3
26,200		Petroleo Brasileiro SA ADR	580,592	0.6
77,500		Petroleo Brasileiro SA ADR	1,824,350	1.9
33,100		Telefonica Brasil SA ADR	942,357	1.0
19,600		Tim Participacoes SA ADR	586,628	0.6
43,900		Vale SA ADR	974,580	1.0
64,800		Vale SA ADR	1,401,624	1.5
		14,720,721		15.7

		China: 14.9%
3,300	@	Baidu.com ADR	437,910	0.5
2,591,000		Bank of China Ltd.	1,078,949	1.1
2,001,000		China Construction Bank	1,552,864	1.7
29,000		China Mobile Ltd.	320,842	0.3
342,000		China Shanshui Cement Group Ltd.	275,580	0.3
140,000	@	China Shenhua Energy Co., Ltd.	618,247	0.7
664,000	@	China Telecom Corp., Ltd.	355,872	0.4
31,500	L	China Unicom Hong Kong Ltd. ADR	547,470	0.6
445,000		CNOOC Ltd.	940,351	1.0
268,000		Dongfeng Motor Group Co., Ltd.	524,172	0.6
321,000	@	Dongyue Group	238,958	0.2
7,200		Focus Media Holding Ltd. ADR	172,008	0.2
647,000		GCL Poly Energy Holdings Ltd.	165,926	0.2
210,500	@	Great Wall Motor Co. Ltd.	451,761	0.5
400,000		Guangdong Investment Ltd.	293,494	0.3
57,000		Hengan International Group Co., Ltd.	602,298	0.6
2,383,000		Industrial and Commercial Bank of China Ltd.	1,583,346	1.7
2,600		PetroChina Co., Ltd. ADR	386,932	0.4
594,000		PetroChina Co., Ltd.	886,068	0.9
76,000		Ping An Insurance Group Co. of China Ltd.	631,276	0.7
5,600	@,L	Sina Corp.	327,656	0.3
491,500		Soho China Ltd.	381,009	0.4
10,600	@,L	Sohu.com, Inc.	546,642	0.6
118,000		Tingyi Cayman Islands Holding Corp.	313,528	0.3
60,000		Tsingtao Brewery Co., Ltd.	362,579	0.4
		13,995,738		14.9

		Hong Kong: 3.6%
113,000		China Mengniu Diary Co., Ltd.	347,881	0.4
15,400		China Mobile Ltd. ADR	852,236	0.9
3,200		CNOOC Ltd. ADR	677,280	0.7
9,600	@	Jardine Matheson Holdings Ltd.	476,640	0.5
92,000		Kingboard Chemicals Holdings	257,010	0.3
584,000		Lenovo Group Ltd.	558,494	0.6
588,000		Skyworth Digital Holdings Ltd.	239,391	0.2
		3,408,932		3.6

		India: 3.0%
13,900		HDFC Bank Ltd. ADR	477,187	0.5
9,200		ICICI Bank Ltd. ADR	311,788	0.3
13,700	L	Infosys Technologies Ltd. ADR	648,695	0.7
25,000	#	Reliance Industries Ltd. GDR	707,098	0.7
23,800		Tata Motors Ltd. ADR ADR	708,050	0.8
		2,852,818		3.0

		Indonesia: 1.4%
412,500		Indofood Sukses Makmur Tbk PT	216,759	0.2
261,500		Tambang Batubara Bukit Asam Tbk PT	523,433	0.6
177,500		United Tractors Tbk PT	569,402	0.6
		1,309,594		1.4

		Israel: 0.5%
37,600		Israel Chemicals Ltd.	430,100	0.5

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
		Kazakhstan: 0.4%
17,900		KazMunaiGas Exploration Production GDR	357,211	0.4

		Malaysia: 0.8%
739,900	@	UEM Land Holdings Bhd	490,121	0.5
106,600		UMW Holdings Bhd	276,202	0.3
		766,323		0.8

		Mexico: 3.7%
19,100		America Movil SAB de CV ADR	509,015	0.5
127,192	@	Cemex SAB de CV ADR	919,598	1.0
224,500		Compartamos SAB de CV	273,000	0.3
6,200		Fomento Economico Mexicano SAB de CV ADR	503,812	0.5
42,700		Grupo Televisa SAB ADR	938,119	1.0
127,264		Wal-Mart de Mexico SA de CV	363,934	0.4
		3,507,478		3.7

		Netherlands: 0.5%
42,000		VimpelCom Ltd. ADR ADR	427,980	0.5

		Peru: 0.2%
5,600		Cia de Minas Buenaventura SA ADR	231,112	0.2

		Poland: 0.9%
11,700		KGHM Polska Miedz SA	517,337	0.6
242,200		Polskie Gornictwo Naftowe I Gazownictwo SA	313,687	0.3
		831,024		0.9

		Qatar: 0.3%
6,600		Qatar National Bank SAQ	241,255	0.3

		Russia: 7.1%
88,900		Gazprom OAO ADR	1,025,906	1.1
23,600		Lukoil OAO ADR	1,447,860	1.5
28,906		MMC Norilsk Nickel ADR	514,229	0.6
22,600		Mobile Telesystems OJSC ADR	442,056	0.5
51,500	@	Rosneft Oil Co. GDR	368,767	0.4
136,500		Sberbank of Russia ADR	1,767,675	1.9
29,900	L	Severstal OAO GDR	406,704	0.4
17,100		Tatneft ADR	634,741	0.7
		6,607,938		7.1

		South Africa: 6.8%
4,440		Anglo Platinum Ltd.	288,753	0.3
53,703		ArcelorMittal South Africa Ltd.	407,629	0.4
41,800		AVI Ltd.	259,355	0.3
23,800		Exxaro Resources Ltd.	634,519	0.7
14,812		Impala Platinum Holdings Ltd.	289,147	0.3
29,300		Imperial Holdings Ltd.	637,099	0.7
7,500		Kumba Iron Ore Ltd.	531,140	0.6
18,600		MTN Group Ltd.	325,274	0.3
9,800		Sasol Ltd. ADR	464,814	0.5
16,900		Sasol Ltd.	803,503	0.9
42,325		Standard Bank Group Ltd.	625,238	0.7
15,800		Tiger Brands Ltd.	579,492	0.6
36,925		Vodacom Group Pty Ltd.	513,432	0.5
		6,359,395		6.8

		South Korea: 16.9%
27,600		BS Financial Group, Inc.	282,617	0.3
1,269		CJ CheilJedang Corp.	419,235	0.5
9,600		Dongbu Insurance Co., Ltd.	382,317	0.4
14,800		Hana Financial Group, Inc.	504,549	0.5
12,800		Hankook Tire Co. Ltd	539,977	0.6
21,100	@	Hynix Semiconductor, Inc.	520,061	0.6
4,400		Hyundai Motor Co.	1,038,709	1.1
14,300		Kangwon Land, Inc.	306,137	0.3
20,700		KB Financial Group, Inc. ADR	702,351	0.7
3,145		KCC Corp.	804,246	0.9
8,000		Kia Motors Corp.	587,032	0.6
67,310		KT Corp. ADR	864,934	0.9
3,900		KT&G Corp.	267,793	0.3
3,550		LG Electronics, Inc.	219,031	0.2
24,300		LG.Philips LCD Co. Ltd ADR	271,431	0.3
383		Lotte Chilsung Beverage Co., Ltd.	431,894	0.5
313		Lotte Confectionery Co. Ltd.	473,007	0.5
2,233		Samsung Electronics Co., Ltd.	2,733,106	2.9
4,000		Samsung Electronics Co., Ltd. GDR	2,440,956	2.6
12,000		Samsung Heavy Industries Co., Ltd.	438,723	0.5
5,310	#	Samsung Life Insurance Co. Ltd.	468,756	0.5
60,000		SK Telecom Co., Ltd. ADR	811,200	0.9
3,500		S-Oil Corp.	300,059	0.3
		15,808,121		16.9

		Taiwan: 7.2%
324,000		China Motor Corp.	266,435	0.3
9,400		Chunghwa Telecom Co. Ltd. ADR	291,212	0.3
409,000		Compal Electronics, Inc.	468,239	0.5
133,000		E Ink Holdings, Inc.	144,056	0.2
123,900		Hon Hai Precision Industry Co., Ltd. GDR	749,873	0.8
337,000		Hon Hai Precision Industry Co., Ltd.	1,059,587	1.1
13,000		HTC Corp.	195,133	0.2
78,000		Radiant Opto-Electronics Corp.	325,408	0.4

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
251,000		Taiwan Semiconductor Manufacturing Co., Ltd.	741,865	0.8
93,900		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,462,962	1.6
963,000		United Microelectronics Corp.	503,719	0.5
334,000		Wistron Corp.	498,276	0.5
		6,706,765		7.2

		Thailand: 4.1%
87,600		Bangkok Bank PCL	551,294	0.6
457,700		Charoen Pokphand Foods PCL	605,104	0.6
664,300		Krung Thai Bank PCL	387,731	0.4
203,400		PTT Global Chemical PCL	454,486	0.5
107,100		PTT PCL	1,221,437	1.3
36,000		Siam Cement PCL	408,997	0.4
89,500		Total Access Communication PCL	240,095	0.3
		3,869,144		4.1

		Turkey: 1.2%
68,100		Arcelik A/S	298,827	0.3
13,200		Koza Altin Isletmeleri AS	286,036	0.3
132,400		Turk Sise Ve Cam Fabrikalari	226,289	0.3
27,700	@	Turkcell Iletisim Hizmet AS ADR	342,372	0.3
		1,153,524		1.2

		United Arab Emirates: 0.5%
51,400		Dragon Oil Plc	490,908	0.5

		United Kingdom: 0.5%
22,500		Anglo American PLC ADR	433,800	0.5

		United States: 5.2%
32,200		Archer-Daniels-Midland Co.	992,726	1.0
120,000		Avon Products, Inc.	2,592,000	2.8
7,300		Bunge Ltd.	470,850	0.5
53,000	@	Yahoo!, Inc.	823,620	0.9
		4,879,196		5.2

	Total Common Stock
	(Cost $79,831,035)	89,651,517		95.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
		Securities Lending Collateralcc(1): 3.7%
1,000,000		Barclays Bank PLC, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 3.000%-5.000%, Market Value plus accrued interest $1,020,002, due 04/01/27-09/01/41)	1,000,000	1.0
473,684		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $473,686, collateralized by various U.S. Government Securities, 0.625%-2.375%, Market Value plus accrued interest $483,159, due 04/30/13-02/15/41)	473,684	0.5
1,000,000		Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.491%-7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25-04/01/42)	1,000,000	1.1
1,000,000		UBS Warburg LLC, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 3.500%-6.000%, Market Value plus accrued interest $1,020,000, due 02/01/20-01/01/48)	1,000,000	1.1
		3,473,684		3.7

		Total Short-Term Investments
		(Cost $3,473,684)	3,473,684	3.7

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	Value	Percentage of Net Assets

Total Investments in Securities (Cost $83,304,719)	$ 93,125,201	99.4
Assets in Excess of Other Liabilities	566,479	0.6
Net Assets	$ 93,691,680	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is the same as for financial statement purposes.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,593,221
Gross Unrealized Depreciation	(2,772,739)
Net Unrealized Appreciation	$9,820,482

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	7.5%
Consumer Staples	12.9
Energy	15.7
Financials	16.1
Industrials	4.7
Information Technology	16.6
Materials	11.8
Telecommunications	8.8
Utilities	1.6
Short-Term Investments	3.7
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Argentina	$262,440	$—	$—	$262,440
Brazil	13,347,846	1,372,875	—	14,720,721
China	2,418,618	11,577,120	—	13,995,738
Hong Kong	2,006,156	1,402,776	—	3,408,932
India	2,145,720	707,098	—	2,852,818
Indonesia	—	1,309,594	—	1,309,594
Israel	—	430,100	—	430,100
Kazakhstan	—	357,211	—	357,211
Malaysia	—	766,323	—	766,323

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Mexico	3,507,478	—	—	3,507,478
Netherlands	427,980	—	—	427,980
Peru	231,112	—	—	231,112
Poland	—	831,024	—	831,024
Qatar	—	241,255	—	241,255
Russia	4,683,497	1,924,441	—	6,607,938
South Africa	464,814	5,894,581	—	6,359,395
South Korea	2,917,709	12,890,412	—	15,808,121
Taiwan	1,754,174	4,952,591	—	6,706,765
Thailand	—	3,869,144	—	3,869,144
Turkey	342,372	811,152	—	1,153,524
United Arab Emirates	—	490,908	—	490,908
United Kingdom	—	433,800	—	433,800
United States	4,879,196	—	—	4,879,196
Total Common Stock	39,389,112	50,262,405	—	89,651,517
Short-Term Investments	—	3,473,684	—	3,473,684
Total Investments, at value	$39,389,112	$53,736,089	$—	$93,125,201
Other Financial Instruments+
Futures	763	—	—	763
Total Assets	$39,389,875	$53,736,089	$—	$93,125,964

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

ING Emerging Markets Equity Fund Open Futures Contracts on April 30, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
SGX S&P CNX Nifty Index	55	05/31/12	$579,315	$763
			$579,315	$763

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.1%
		Australia: 3.0%
730,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	744,600	0.1
350,000	#	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	364,000	0.1
AUD 4,478,000		New South Wales Treasury Corp., 6.000%, 03/01/22	5,196,256	0.7
AUD 4,478,000		New South Wales Treasury Corp., 6.000%, 04/01/15	4,950,249	0.7
AUD 4,478,000		Queensland Treasury Corp., 6.000%, 10/21/15	4,942,863	0.7
AUD 4,478,000		Queensland Treasury Corp., 6.000%, 07/21/22	5,026,699	0.7
		21,224,667		3.0

		Bermuda: 0.1%
600,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	595,769	0.1

		Brazil: 1.9%
1,945,000	#	Banco do Brasil SA, 5.875%, 01/26/22	2,032,525	0.3
BRL 3,899,000	#	Banco Votorantim SA, 6.250%, 05/16/16	2,286,852	0.3
1,320,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	1,366,200	0.2
505,000	#	Itau Unibanco Holding SA/Cayman Island, 6.200%, 12/21/21	530,250	0.1
1,270,000		Petrobras International Finance Co. - Pifco, 3.500%, 02/06/17	1,308,143	0.2
624,000		Petrobras International Finance Co. - Pifco, 5.375%, 01/27/21	686,284	0.1
1,196,750	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	1,208,717	0.2
1,570,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,669,527	0.2
309,000		Vale Overseas Ltd., 6.875%, 11/10/39	372,083	0.0
588,000	#	Voto-Votorantim Ltd., 6.750%, 04/05/21	664,440	0.1
1,150,000		Voto-Votorantim Overseas Trading Operations NV, 6.625%, 09/25/19	1,293,750	0.2
		13,418,771		1.9

		British Virgin Islands: 0.2%
1,336,000		Sinochem Overseas Capital Co. Ltd., 4.500%, 11/12/20	1,321,952	0.2

		Canada: 0.3%
445,000	#	Bombardier, Inc., 7.500%, 03/15/18	495,063	0.1
900,000	#	Bombardier, Inc., 7.750%, 03/15/20	1,010,250	0.1
575,000		Nova Chemicals Corp., 8.625%, 11/01/19	658,375	0.1
		2,163,688		0.3

		Cayman Islands: 0.7%
1,611,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	1,691,550	0.3
1,185,000		Odebrecht Finance Ltd, 7.000%, 04/21/20	1,327,200	0.2
240,000	#	Odebrecht Finance Ltd., 7.500%, 09/29/49	249,000	0.0
665,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	709,887	0.1
750,000		Seagate HDD Cayman, 6.875%, 05/01/20	808,125	0.1
		4,785,762		0.7

		Chile: 0.4%
1,200,000		Corp Nacional del Cobre de Chile, 3.875%, 11/03/21	1,253,727	0.2
350,000		Empresa Nacional del Petroleo, 4.750%, 12/06/21	363,370	0.0
750,000		Empresa Nacional del Petroleo, 5.250%, 08/10/20	806,993	0.1
645,000	#	Inversiones CMPC SA, 6.125%, 11/05/19	726,435	0.1
		3,150,525		0.4

		China: 0.0%
250,000	#	Mega Advance Investments Ltd., 6.375%, 05/12/41	281,408	0.0

		Colombia: 0.3%
1,360,000	#	Banco de Bogota SA, 5.000%, 01/15/17	1,415,760	0.2
719,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	762,140	0.1
		2,177,900		0.3

		France: 0.1%
904,000		France Telecom S.A., 4.375%, 07/08/14	962,812	0.1

		Hong Kong: 0.1%
915,000		PCCW-HKT Capital No 3 Ltd., 5.250%, 07/20/15	984,716	0.1

		Italy: 0.2%
914,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	932,280	0.1
277,000		Telecom Italia Capital SA, 6.175%, 06/18/14	286,640	0.1
		1,218,920		0.2

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Kazakhstan: 0.4%
2,297,000	#	KazMunaiGaz Finance Sub BV, 7.000%, 05/05/20	2,644,421	0.4
150,000		KazMunayGas National Co., 7.000%, 05/05/20	172,688	0.0
		2,817,109		0.4

		Luxembourg: 0.3%
600,000	#	Evraz Group SA, 7.400%, 04/24/17	606,000	0.1
1,315,000		TNK-BP Finance SA, 7.875%, 03/13/18	1,535,263	0.2
		2,141,263		0.3

		Mexico: 2.6%
359,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	367,975	0.1
432,000	#	Petroleos Mexicanos, 4.875%, 01/24/22	461,361	0.1
1,936,000		Petroleos Mexicanos, 5.500%, 01/21/21	2,164,448	0.3
MXN 140,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	11,013,247	1.6
1,585,000		Sigma Alimentos SA de CV, 5.625%, 04/14/18	1,688,025	0.2
2,190,000		Southern Copper Corp., 6.750%, 04/16/40	2,437,251	0.3
		18,132,307		2.6

		Netherlands: 0.5%
1,133,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	1,187,064	0.2
550,000	#	LyondellBasell Industries NV, 6.000%, 11/15/21	596,750	0.1
480,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	511,200	0.1
245,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	263,988	0.0
740,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	764,050	0.1
		3,323,052		0.5

		New Zealand: 0.1%
800,000	#	Reynolds Group Issuer, Inc., 7.125%, 04/15/19	840,000	0.1

		Peru: 0.1%
785,000	#	Volcan Cia Minera SAA, 5.375%, 02/02/22	817,185	0.1

		Qatar: 0.1%
440,000	#	Nakilat, Inc., 6.067%, 12/31/33	480,700	0.1

		Russia: 0.0%
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	428,160	0.0

		South Korea: 0.1%
492,000	#	Korea Gas Corp., 6.250%, 01/20/42	566,562	0.1

		United Arab Emirates: 0.3%
1,080,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	1,167,750	0.2
732,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	783,240	0.1
		1,950,990		0.3

		United Kingdom: 0.6%
627,000	#	Barclays Bank PLC, 6.050%, 12/04/17	631,796	0.1
1,096,000		Diageo Capital PLC, 5.200%, 01/30/13	1,134,208	0.2
250,000	#	Ineos Finance PLC, 8.375%, 02/15/19	268,750	0.0
300,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	314,250	0.0
325,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	342,875	0.1
665,000	#	Lloyds TSB Bank PLC, 6.500%, 09/14/20	637,338	0.1
565,000		Virgin Media Secured Finance PLC, 6.500%, 01/15/18	618,675	0.1
		3,947,892		0.6

		United States: 17.8%
1,201,000		ACE INA Holdings, Inc., 5.900%, 06/15/19	1,467,598	0.2
565,000		AES Corp., 8.000%, 10/15/17	646,925	0.1
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, 10/15/19	469,917	0.1
304,000		Alltel Corp., 7.000%, 03/15/16	364,787	0.1
625,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	585,937	0.1
280,000		Alpha Natural Resources, Inc., 6.000%, 06/01/19	263,200	0.0
388,000		Altria Group, Inc., 9.250%, 08/06/19	529,934	0.1
900,000		Altria Group, Inc., 9.700%, 11/10/18	1,223,310	0.2
735,000		AMC Entertainment, Inc., 8.750%, 06/01/19	787,369	0.1
735,000	#	AMC Networks, Inc., 7.750%, 07/15/21	825,038	0.1
847,000		American Express Credit Corp., 2.750%, 09/15/15	879,556	0.1
1,871,000		American Express Credit Corp., 5.125%, 08/25/14	2,031,726	0.3
664,000		American International Group, Inc., 6.400%, 12/15/20	763,586	0.1
885,000		Ameristar Casinos, Inc., 7.500%, 04/15/21	940,312	0.1
785,000	#	Arch Coal, Inc., 7.250%, 06/15/21	704,537	0.1

See Accompanying Notes to Financial Statements

13

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
500,000		Arch Coal, Inc., 8.750%, 08/01/16	503,750	0.1
2,040,000		AT&T, Inc., 2.500%, 08/15/15	2,131,633	0.3
1,722,000		AT&T, Inc., 5.350%, 09/01/40	1,886,987	0.3
1,080,000		AutoZone, Inc., 4.000%, 11/15/20	1,146,717	0.2
200,000		Bank of America Corp., 5.420%, 03/15/17	203,222	0.0
1,550,000		Bank of America Corp., 5.625%, 07/01/20	1,603,862	0.2
650,000		BB&T Corp., 5.700%, 04/30/14	710,270	0.1
65,000		Brocade Communications Systems, Inc., 6.625%, 01/15/18	68,575	0.0
500,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	548,750	0.1
1,000,000		Cablevision Systems Corp., 8.000%, 04/15/20	1,085,000	0.2
590,000	#	Calpine Corp., 7.875%, 07/31/20	646,050	0.1
900,000		Case New Holland, Inc., 7.875%, 12/01/17	1,053,000	0.1
505,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.000%, 01/15/19	542,875	0.1
400,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	437,000	0.1
1,000,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, 02/01/14	1,079,253	0.2
845,000		CF Industries, Inc., 6.875%, 05/01/18	984,425	0.1
500,000		Chesapeake Energy Corp., 6.125%, 02/15/21	475,000	0.1
275,000		Chesapeake Energy Corp., 6.625%, 08/15/20	269,500	0.0
520,000		Chesapeake Midstream Partners L.P. / CHKM Finance Corp., 6.125%, 07/15/22	503,100	0.1
250,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	236,250	0.0
370,000	#	CHS/Community Health Systems, Inc., 8.000%, 11/15/19	391,275	0.1
848,000		Citigroup, Inc., 5.000%, 09/15/14	877,454	0.1
360,000		Citigroup, Inc., 8.500%, 05/22/19	447,712	0.1
840,000		CMS Energy Corp., 6.250%, 02/01/20	929,377	0.1
1,923,000		Comcast Corp., 5.700%, 05/15/18	2,284,459	0.3
718,000		Comcast Corp., 6.550%, 07/01/39	892,026	0.1
64,000		Commonwealth Edison Co., 4.700%, 04/15/15	70,663	0.0
150,000		Consol Energy, Inc., 8.000%, 04/01/17	159,000	0.0
1,000,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,135,000	0.2
500,000		Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	538,750	0.1
831,000		CVS Caremark Corp., 6.125%, 09/15/39	1,003,184	0.1
800,000		DaVita, Inc., 6.625%, 11/01/20	841,000	0.1
720,000	#	Delphi Corp., 5.875%, 05/15/19	759,600	0.1
1,226,000		Devon Energy Corp., 5.600%, 07/15/41	1,411,132	0.2
443,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	468,015	0.1
624,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	726,460	0.1
205,000		DISH DBS Corp., 6.750%, 06/01/21	225,500	0.0
620,000		DISH DBS Corp., 7.875%, 09/01/19	720,750	0.1
500,000	#	DPL, Inc., 6.500%, 10/15/16	545,000	0.1
411,000		Enbridge Energy Partners, 9.875%, 03/01/19	554,922	0.1
785,000		Endo Pharmaceuticals Holdings, Inc., 7.250%, 01/15/22	845,837	0.1
246,000		Energy Transfer Partners, 9.700%, 03/15/19	317,149	0.0
684,000		Entergy Corp., 5.125%, 09/15/20	706,365	0.1
438,000		Entergy Texas, Inc., 7.125%, 02/01/19	532,677	0.1
597,000		Enterprise Products Operating LLC, 6.450%, 09/01/40	712,762	0.1
560,000	#	Fidelity National Information Services, Inc., 5.000%, 03/15/22	562,800	0.1
651,000		Fifth Third Bancorp., 8.250%, 03/01/38	897,168	0.1
1,058,000		First Horizon National Corp., 5.375%, 12/15/15	1,128,394	0.2
500,000		Ford Motor Credit Co. LLC, 5.000%, 05/15/18	541,423	0.1
500,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	634,753	0.1
600,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	612,000	0.1
250,000		Frontier Communications Corp., 7.875%, 04/15/15	272,500	0.0

See Accompanying Notes to Financial Statements

14

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
605,000		General Electric Capital Corp., 2.250%, 11/09/15	619,586	0.1
2,493,000		General Electric Capital Corp., 4.375%, 09/16/20	2,674,685	0.4
1,566,000		Goldman Sachs Group, Inc./The, 5.250%, 07/27/21	1,586,682	0.2
780,000		Hanesbrands, Inc., 6.375%, 12/15/20	809,250	0.1
735,000		HCA, Inc., 7.250%, 09/15/20	817,687	0.1
506,000		Hess Corp., 7.000%, 02/15/14	558,214	0.1
1,700,000		Hewlett-Packard Co., 2.600%, 09/15/17	1,704,122	0.2
822,000		HSBC USA, Inc., 5.000%, 09/27/20	833,330	0.1
370,000		Hughes Satellite Systems Corp., 6.500%, 06/15/19	397,750	0.1
840,000		Huntsman International LLC, 8.625%, 03/15/21	962,850	0.1
991,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,166,115	0.2
1,888,000	#	Hyundai Capital America, 4.000%, 06/08/17	1,952,989	0.3
430,000		Indiana Michigan Power, 7.000%, 03/15/19	534,551	0.1
345,000		Inergy L.P./Inergy Finance Corp., 6.875%, 08/01/21	350,175	0.1
680,000		Jabil Circuit, Inc., 7.750%, 07/15/16	776,050	0.1
500,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	507,500	0.1
2,036,000		JPMorgan Chase & Co., 4.400%, 07/22/20	2,158,641	0.3
250,000		JPMorgan Chase Bank NA, 5.875%, 06/13/16	280,258	0.0
700,000		KB Home, 6.250%, 06/15/15	684,250	0.1
2,632,000		Kellogg Co., 4.000%, 12/15/20	2,841,270	0.4
500,000	#	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18	527,500	0.1
1,154,000		Kraft Foods, Inc., 6.500%, 08/11/17	1,401,551	0.2
885,000	#	Lamar Media Corp., 5.875%, 02/01/22	913,763	0.1
703,000		Lorillard Tobacco Co., 6.875%, 05/01/20	834,941	0.1
535,000		Ltd. Brands, Inc., 5.625%, 02/15/22	541,019	0.1
565,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.500%, 08/15/21	601,725	0.1
885,000	#	Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	902,700	0.1
220,000	#	Meritage Homes Corp., 7.000%, 04/01/22	223,850	0.0
581,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	602,369	0.1
440,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	424,600	0.1
464,000		Metropolitan Edison, 7.700%, 01/15/19	586,492	0.1
392,000		Morgan Stanley, 4.100%, 01/26/15	391,950	0.1
535,000		Morgan Stanley, 7.300%, 05/13/19	574,773	0.1
470,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	474,700	0.1
500,000	#	Mylan, Inc., 6.000%, 11/15/18	527,500	0.1
525,000	#	Mylan, Inc./PA, 7.875%, 07/15/20	590,625	0.1
1,314,000		NBCUniversal Media LLC, 2.875%, 04/01/16	1,375,172	0.2
711,000		Nevada Power Co., 7.125%, 03/15/19	912,202	0.1
774,000		News America, Inc., 6.900%, 03/01/19	953,267	0.1
790,000		Nielsen Finance LLC / Nielsen Finance Co., 7.750%, 10/15/18	876,900	0.1
252,000		Nisource Finance Corp., 6.125%, 03/01/22	301,309	0.0
1,000,000		Omnicare, Inc., 7.750%, 06/01/20	1,105,000	0.2
2,334,000		Oracle Corp., 5.375%, 07/15/40	2,766,392	0.4
800,000		Owens, 7.375%, 05/15/16	908,000	0.1
857,000	#	Pacific Life Insurance Co., 9.250%, 06/15/39	1,122,883	0.2
840,000	#	Peabody Energy Corp., 6.000%, 11/15/18	856,800	0.1
125,000	#	Peabody Energy Corp., 6.250%, 11/15/21	127,188	0.0
780,000		Pinnacle Entertainment, Inc., 8.625%, 08/01/17	858,000	0.1
480,000		Pioneer Natural Resources Co., 7.500%, 01/15/20	593,720	0.1
735,000		Plains Exploration & Production Co., 7.625%, 04/01/20	797,475	0.1
1,245,000		Protective Life Corp., 8.450%, 10/15/39	1,486,064	0.2
598,000		Qwest Corp., 6.500%, 06/01/17	687,083	0.1
1,000,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	1,003,833	0.1
750,000		Rent-A-Center, Inc./TX, 6.625%, 11/15/20	787,500	0.1
1,100,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,254,000	0.2
554,000		Sempra Energy, 6.500%, 06/01/16	659,749	0.1
645,000		SLM Corp., 8.000%, 03/25/20	688,537	0.1

See Accompanying Notes to Financial Statements

15

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
300,000		Smithfield Foods, Inc., 7.750%, 07/01/17	338,250	0.0
555,000		Smithfield Foods, Inc., 10.000%, 07/15/14	652,125	0.1
476,000		Southwestern Electric Power, 5.550%, 01/15/17	539,057	0.1
500,000		SPX Corp., 6.875%, 09/01/17	550,000	0.1
2,078,000		St. Jude Medical, Inc., 2.500%, 01/15/16	2,156,991	0.3
1,374,000		Symantec Corp., 4.200%, 09/15/20	1,438,313	0.2
950,000		Tenet Healthcare Corp., 10.000%, 05/01/18	1,102,000	0.2
633,000		The Bank of New York Mellon Corp., 3.550%, 09/23/21	664,336	0.1
765,000		Time Warner Cable, Inc., 5.875%, 11/15/40	845,965	0.1
937,000		Time Warner Cable, Inc., 6.750%, 06/15/39	1,132,452	0.2
1,421,000		Time Warner, Inc., 6.500%, 11/15/36	1,679,363	0.2
240,000		Toll Brothers Finance Corp., 5.875%, 02/15/22	248,687	0.0
780,000		Toys R Us Property Co. II LLC, 8.500%, 12/01/17	815,100	0.1
479,000		Transcontinental Gas Pipe Line Co. LLC, 6.050%, 06/15/18	572,150	0.1
825,000		Tyson Foods, Inc., 6.850%, 04/01/16	939,469	0.1
400,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	407,500	0.1
720,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	721,800	0.1
1,660,000		Viacom, Inc., 6.125%, 10/05/17	1,997,302	0.3
860,000	+	Wells Fargo & Co., 3.676%, 06/15/16	923,353	0.1
800,000		Windstream Corp., 7.000%, 03/15/19	820,000	0.1
480,000	#	WPX Energy, Inc., 6.000%, 01/15/22	469,200	0.1
210,000		Wyndham Worldwide Corp., 7.375%, 03/01/20	251,314	0.0
735,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, 11/01/17	809,419	0.1
257,000		Xerox Corp., 4.250%, 02/15/15	274,064	0.0
735,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	804,825	0.1
		124,954,180		17.8

		Venezuela: 0.9%
5,023,995		Petroleos de Venezuela, 5.000%, 10/28/15	4,335,708	0.6
655,300		Petroleos de Venezuela SA, 5.500%, 04/12/37	401,371	0.1
1,585,600		Petroleos de Venezuela SA, 8.500%, 11/02/17	1,419,112	0.2
		6,156,191		0.9

	Total Corporate Bonds/Notes
	(Cost $207,268,367)	218,842,481		31.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.7%
		United States: 9.7%
1,685,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	1,732,035	0.2
2,144,102		Banc of America Alternative Loan Trust, 4.750%, 02/25/19	2,196,150	0.3
1,550,000		Banc of America Commercial Mortgage, Inc., 5.601%, 06/10/49	1,519,387	0.2
466,888		Banc of America Funding Corp., 5.750%, 10/25/35	470,616	0.1
554,484		Banc of America Funding Corp., 5.750%, 11/25/35	553,691	0.1
1,215,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.320%, 07/10/43	1,172,565	0.2
1,588,703		Bear Stearns Adjustable Rate Mortgage Trust, 2.660%, 08/25/35	1,528,988	0.2
580,000	#	Bear Stearns Commercial Mortgage Securities, 5.714%, 04/12/38	534,427	0.1
610,000	#	Bear Stearns Deutsche Bank Trust, 5.008%, 09/15/27	649,491	0.1
1,738,731		Chase Mortgage Finance Corp., 5.262%, 12/25/35	1,643,695	0.2
583,515	#	Commercial Mortgage Pass Through Certificates, 0.420%, 06/15/22	567,483	0.1
720,000		Credit Suisse First Boston Mortgage Securities Corp., 5.100%, 08/15/38	670,374	0.1
1,967,182	#	Credit Suisse Mortgage Capital Certificates, 5.165%, 07/27/37	2,001,333	0.3
2,365,739		Credit Suisse Mortgage Capital Certificates, 5.589%, 09/15/40	2,376,714	0.3
500,000		Credit Suisse Mortgage Capital Certificates, 5.867%, 06/15/39	544,637	0.1
2,227,253		CW Capital Cobalt Ltd., 5.930%, 05/15/46	2,245,299	0.3
806,272		First Horizon Asset Securities, Inc., 5.750%, 02/25/36	806,675	0.1

See Accompanying Notes to Financial Statements

16

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
1,915,494		GE Capital Commercial Mortgage Corp., 4.839%, 05/10/43	1,914,813	0.3
3,180,000		GMAC Commercial Mortgage Securities, Inc., 4.619%, 05/10/43	3,318,853	0.5
2,165,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	2,182,344	0.3
1,630,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	1,632,044	0.2
2,092,272		JP Morgan Chase Commercial Mortgage Securities Corp., 5.247%, 01/12/43	2,099,108	0.3
843,073		JP Morgan Chase Commercial Mortgage Securities Corp., 5.988%, 06/15/49	846,516	0.1
538,026		JPMorgan Mortgage Trust, 3.628%, 07/25/35	505,976	0.1
132,830		JPMorgan Mortgage Trust, 4.066%, 07/25/35	132,633	0.0
533,533		JPMorgan Mortgage Trust, 5.315%, 07/25/35	536,715	0.1
660,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	630,372	0.1
260,000	#	LB-UBS Commercial Mortgage Trust, 5.750%, 01/15/36	260,112	0.0
2,000,000		LB-UBS Commercial Mortgage Trust, 6.087%, 06/15/38	1,651,071	0.2
GBP 2,841,000		MBNA Credit Card Master Note Trust, 6.100%, 05/17/13	4,753,596	0.7
1,996,713		Merrill Lynch Mortgage Investors, Inc., 5.250%, 08/25/36	2,025,669	0.3
1,187,832		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.331%, 03/12/51	1,187,413	0.2
550,000		Morgan Stanley Capital I, 5.073%, 08/13/42	544,348	0.1
1,210,000		Morgan Stanley Capital I, 5.302%, 01/14/42	1,186,351	0.2
1,330,000	#	Morgan Stanley Capital I, 5.599%, 01/13/41	1,323,213	0.2
2,583,982		Morgan Stanley Capital I, 5.782%, 04/12/49	2,659,461	0.4
2,600,000	#	Morgan Stanley Reremic Trust, 5.854%, 12/17/43	2,652,100	0.4
960,000	#	RBSCF Trust, 5.305%, 01/16/49	974,780	0.1
172,246		Salomon Brothers Mortgage Securities VII, Inc., 6.784%, 12/18/35	171,962	0.0
569,265		Structured Adjustable Rate Mortgage Loan Trust, 5.391%, 11/25/34	558,201	0.1
1,274,690	+	Structured Asset Securities Corp., 4.550%, 02/25/34	1,291,149	0.2
545,143		Structured Asset Securities Corp., 5.000%, 05/25/35	546,393	0.1
630,000		Wachovia Bank Commercial Mortgage Trust, 5.383%, 12/15/43	585,715	0.1
2,502,142		Wachovia Bank Commercial Mortgage Trust, 5.922%, 06/15/49	2,550,328	0.3
1,970,000		Wachovia Bank Commercial Mortgage Trust, 5.927%, 06/15/49	2,144,239	0.3
501,224		WaMu Mortgage Pass Through Certificates, 2.470%, 01/25/36	458,148	0.1
1,337,601		Wells Fargo Mortgage Backed Securities Trust, 2.655%, 06/25/35	1,274,443	0.2
676,183		Wells Fargo Mortgage Backed Securities Trust, 5.000%, 11/25/36	700,152	0.1
651,172		Wells Fargo Mortgage Backed Securities Trust, 5.251%, 05/25/35	651,262	0.1
1,159,386		Wells Fargo Mortgage Backed Securities Trust, 5.500%, 09/25/37	1,158,808	0.1
1,831,926		Wells Fargo Mortgage-Backed Securities Trust, 5.350%, 08/25/35	1,853,800	0.2

	Total Collateralized Mortgage Obligations
	(Cost $68,197,788)	68,175,648		9.7

FOREIGN GOVERNMENT BONDS: 27.5%
		Argentina: 0.6%
4,845,492		Argentina Government International Bond, 12/15/35	593,573	0.1
676,964		Argentina Government International Bond, 7.000%, 10/03/15	616,037	0.1
2,313,927		Argentina Government International Bond, 7.000%, 04/17/17	1,895,106	0.3
633,405		Argentina Government International Bond, 7.000%, 09/12/13	633,405	0.1
543,768		Argentina Government International Bond, 8.280%, 12/31/33	391,513	0.0
		4,129,634		0.6

See Accompanying Notes to Financial Statements

17

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Brazil: 7.6%
BRL 95,901,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	48,475,750	6.9
1,164,000		Federal Republic of Brazil, 5.625%, 01/07/41	1,390,980	0.2
2,217,000		Federal Republic of Brazil, 10.125%, 05/15/27	3,748,947	0.5
		53,615,677		7.6

		Canada: 1.2%
CAD 3,000,000		Canadian Government Bond, 1.750%, 03/01/13	3,049,258	0.4
CAD 1,000,000		Canadian Government Bond, 3.000%, 12/01/15	1,064,210	0.2
CAD 2,000,000		Canadian Government Bond, 3.500%, 06/01/20	2,259,716	0.3
CAD 1,800,000		Canadian Government Bond, 4.000%, 06/01/41	2,335,071	0.3
		8,708,255		1.2

		Colombia: 0.4%
1,853,000		Colombia Government International Bond, 6.125%, 01/18/41	2,349,604	0.3
306,000		Colombia Government International Bond, 7.375%, 09/18/37	441,864	0.1
		2,791,468		0.4

		Dominican Republic: 0.7%
DOP 188,000,000	#	Dominican Republic International Bond, 16.950%, 02/04/22	4,862,982	0.7

		Germany: 1.7%
EUR 410,000		Bundesobligation, 1.250%, 10/14/16	560,367	0.1
EUR 8,090,000		Bundesrepublik Deutschland, 2.000%, 01/04/22	11,120,628	1.6
		11,680,995		1.7

		Hungary: 0.2%
716,000		Hungary Government International Bond, 4.750%, 02/03/15	691,126	0.1
1,097,000		Hungary Government International Bond, 6.250%, 01/29/20	1,058,605	0.1
		1,749,731		0.2

		Indonesia: 0.6%
2,057,000	#	Indonesia Government International Bond, 3.750%, 04/25/22	2,036,430	0.3
700,000		Indonesia Government International Bond, 4.875%, 05/05/21	756,000	0.1
992,000		Indonesia Government International Bond, 6.625%, 02/17/37	1,204,040	0.2
		3,996,470		0.6

		Ireland: 2.6%
EUR 8,976,000		Ireland Government Bond, 4.400%, 06/18/19	10,596,756	1.5
EUR 6,440,000		Ireland Government Bond, 4.500%, 04/18/20	7,432,776	1.1
		18,029,532		2.6

		Italy: 2.1%
EUR 11,090,000		Italy Buoni Poliennali Del Tesoro, 5.500%, 09/01/22	14,585,113	2.1

		Lithuania: 0.3%
1,074,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	1,127,700	0.2
655,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	736,056	0.1
		1,863,756		0.3

		Mexico: 0.1%
658,000		Mexico Government International Bond, 6.050%, 01/11/40	824,145	0.1

		Panama: 0.4%
577,000		Panama Government International Bond, 5.200%, 01/30/20	673,648	0.1
709,000		Panama Government International Bond, 6.700%, 01/26/36	954,314	0.2
680,000		Panama Government International Bond, 7.125%, 01/29/26	924,800	0.1
		2,552,762		0.4

		Peru: 0.4%
1,822,000		Peru Government International Bond, 8.750%, 11/21/33	2,928,865	0.4

		Philippines: 0.5%
1,828,000		Philippine Government International Bond, 4.000%, 01/15/21	1,937,680	0.2
1,419,000		Philippine Government International Bond, 7.750%, 01/14/31	1,983,052	0.3
		3,920,732		0.5

		Poland: 0.3%
1,447,000		Poland Government International Bond, 5.000%, 03/23/22	1,555,525	0.2
747,000		Poland Government International Bond, 6.375%, 07/15/19	880,526	0.1
		2,436,051		0.3

See Accompanying Notes to Financial Statements

18

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Russia: 1.8%
3,092,189	#	Russia Government Bond, 7.500%, 03/31/30	3,714,493	0.5
RUB 200,000,000		Russian Federal Bond - OFZ, 7.500%, 03/15/18	6,803,080	1.0
600,000	#	Russian Foreign Bond - Eurobond, 3.250%, 04/04/17	609,750	0.1
800,000	#	Russian Foreign Bond - Eurobond, 5.625%, 04/04/42	850,960	0.1
751,440		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	902,667	0.1
		12,880,950		1.8

		South Africa: 3.0%
ZAR 120,000,000		South Africa Government Bond, 10.500%, 12/21/26	18,469,890	2.6
2,136,000		South Africa Government International Bond, 5.500%, 03/09/20	2,440,380	0.4
		20,910,270		3.0

		South Korea: 0.1%
500,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	529,319	0.1

		Turkey: 0.8%
1,137,000		Turkey Government International Bond, 5.125%, 03/25/22	1,160,877	0.2
1,049,000		Turkey Government International Bond, 6.250%, 09/26/22	1,167,013	0.2
1,851,000		Turkey Government International Bond, 7.500%, 11/07/19	2,230,455	0.3
819,000		Turkey Government International Bond, 7.000%, 09/26/16	932,636	0.1
		5,490,981		0.8

		Ukraine: 0.7%
166,000		Ukraine Government International Bond, 6.250%, 06/17/16	153,550	0.0
1,049,000	#	Ukraine Government International Bond, 6.250%, 06/17/16	970,325	0.2
2,197,000		Ukraine Government International Bond, 7.650%, 06/11/13	2,186,015	0.3
1,342,000	#	Ukraine Government International Bond, 7.650%, 06/11/13	1,335,290	0.2
		4,645,180		0.7

		United Kingdom: 0.9%
GBP 800,000		United Kingdom Gilt, 4.250%, 12/07/40	1,520,667	0.2
GBP 1,000,000		United Kingdom Gilt, 4.500%, 03/07/13	1,678,898	0.2
GBP 800,000		United Kingdom Gilt, 4.750%, 03/07/20	1,589,565	0.2
GBP 1,000,000		United Kingdom Gilt, 4.750%, 09/07/15	1,843,827	0.3
		6,632,957		0.9

		Uruguay: 0.4%
UYU 6,067,000		Uruguay Government International Bond, 4.250%, 04/05/27	496,690	0.1
494,000		Uruguay Government International Bond, 6.875%, 09/28/25	647,140	0.1
524,285		Uruguay Government International Bond, 7.625%, 03/21/36	741,601	0.1
618,982	&	Uruguay Government International Bond, 7.875%, 01/15/33	880,502	0.1
		2,765,933		0.4

		Venezuela: 0.1%
606,600		Venezuela Government International Bond, 11.950%, 08/05/31	608,116	0.1

	Total Foreign Government Bonds
	(Cost $193,630,479)	193,139,874		27.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.9%
		Federal Home Loan Mortgage Corporation: 3.8%##
7,432,903		0.690%, due 06/15/37	7,451,086	1.1
2,533,000		1.750%, due 05/30/19	2,553,221	0.4
8,793,000		2.375%, due 01/13/22	8,859,071	1.3
5,629,583	^	5.000%, due 02/15/40	960,524	0.1
1,428,388		5.500%, due 11/15/32	1,585,784	0.2
9,503,032	^	5.810%, due 07/15/40	1,722,482	0.2
14,661,376	^	6.410%, due 02/15/41	3,319,922	0.5
		26,452,090		3.8

		Federal National Mortgage Association: 3.0%##
1,765,000	W	3.500%, due 12/25/40	1,833,118	0.3
575,583		4.500%, due 12/01/40	618,155	0.1
1,025,443		4.500%, due 12/01/40	1,101,290	0.2
1,226,612		4.500%, due 12/01/40	1,317,338	0.2
1,536,219		4.500%, due 01/01/41	1,649,845	0.2
1,305,954		4.500%, due 01/01/41	1,402,549	0.2
486,451		4.500%, due 09/01/41	522,431	0.1
12,637,532	^	5.000%, due 05/25/18	1,058,402	0.2
915,694		5.000%, due 07/25/34	958,374	0.1
1,400,421		5.000%, due 05/01/41	1,529,386	0.2
470,091		5.000%, due 06/01/41	513,382	0.1
937,536		6.000%, due 04/25/33	1,053,800	0.1
1,502,602		6.000%, due 12/01/37	1,678,043	0.2
4,959,175	^	6.211%, due 02/25/42	1,094,528	0.2
1,221,121		7.001%, due 08/25/37	1,340,121	0.2
29,169		7.523%, due 06/17/40	30,295	0.0
747,142		23.045%, due 07/25/35	950,734	0.1
1,366,674		32.256%, due 11/25/36	2,315,925	0.3
		20,967,716		3.0

		Government National Mortgage Association: 2.1%
3,139,877		0.760%, due 12/20/38	3,152,640	0.5
6,852,655	^	4.000%, due 04/20/38	910,816	0.1
14,725,612	^	4.500%, due 12/20/37	2,012,844	0.3
1,215,244		4.500%, due 08/20/41	1,335,356	0.2
5,039,258	^	5.000%, due 11/20/39	699,074	0.1

See Accompanying Notes to Financial Statements

19

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
12,035,901	^ 5.000%, due 10/20/40	1,559,630	0.2
777,307	5.140%, due 10/20/60	886,791	0.1
507,970	5.288%, due 10/20/60	582,863	0.1
173,641	5.500%, due 03/20/39	193,823	0.0
1,583,346	21.271%, due 03/20/37	2,337,593	0.3
792,244	24.419%, due 04/16/37	1,160,587	0.2
		14,832,017	2.1

	Total U.S. Government Agency Obligations
	(Cost $60,639,219)	62,251,823	8.9

U.S. TREASURY OBLIGATIONS: 7.6%
	U.S. Treasury Bonds: 2.1%
7,282,000	2.000%, due 02/15/22	7,333,200	1.1
7,245,000	3.125%, due 11/15/41	7,257,454	1.0
		14,590,654	2.1

	U.S. Treasury Notes: 5.5%
1,466,000	0.375%, due 04/15/15	1,466,114	0.2
6,279,000	0.250%, due 03/31/14	6,279,245	0.9
875,000	0.375%, due 03/15/15	875,137	0.1
5,612,000	1.000%, due 03/31/17	5,668,120	0.8
24,435,000	1.500%, due 03/31/19	24,759,521	3.5
		39,048,137	5.5

	Total U.S. Treasury Obligations
	(Cost $52,417,082)	53,638,791	7.6

# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
	Credit Default Swaptions: 0.1%
27,975,000	@ Call on OTC Swaption, CDX.NA.HY.18, Fund Receives, Strike @ 94.000, Exp. 09/19/12 Counterparty: Morgan Stanley	700,836	0.1

	Interest Rate Swaptions: 0.0%
39,800,000	@ Call OTC Swaption, 3-month USD-LIBOR-BBA, Fund Receives, Strike @ 2.400%, Exp. 07/11/22 Counterparty: Citigroup, Inc.	170,280	0.0

	Options On Currencies: 0.1%
36,400,000	@ EUR Put vs. USD Call Currency Option, Strike @ 1.300, Exp. 05/25/12 Counterparty: Barclays Bank PLC	110,092	0.0
35,100,000	@ JPY Put vs. USD Call Currency Option, Strike @ 82.000, Exp. 09/10/12 Counterparty: Morgan Stanley	396,448	0.1
14,500,000	@ USD Put vs. BRL Call Currency Option, Strike @ 1.865, Exp. 06/21/12 Counterparty: Deutsche Bank AG	63,419	0.0
		569,959	0.1

	Total Purchased Options
	(Cost $2,732,827)	1,441,075	0.2

	Total Long-Term Investments
	(Cost $584,885,762)	597,489,692	85.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 20.9%
	Commercial Paper: 8.2%
5,000,000	Comcast, 0.440%, 06/15/12	4,997,189	0.7
5,000,000	Concord Minutemen, 0.490%, 10/02/12	4,989,500	0.7
5,000,000	Crown Point, 0.490%, 10/02/12	4,989,500	0.7
5,677,000	CVS Caremark, 0.330%, 05/01/12	5,676,948	0.8
6,300,000	Devon Energy Corp., 0.390%, 05/07/12	6,299,522	0.9
4,800,000	Florida Power Corp., 0.420%, 05/03/12	4,799,832	0.7
5,000,000	Kraft Foods, 0.450%, 06/28/12	4,996,276	0.7
7,000,000	Kroger Co., 0.400%, 05/01/12	6,999,922	1.0
7,000,000	Pacific Gas & Electric, 0.440%, 05/24/12	6,997,947	1.0
7,000,000	Volkswagen Credit, 0.420%, 05/11/12	6,999,102	1.0
		57,745,738	8.2

	Foreign Government Bonds: 5.6%
KRW 22,309,080,000	Korea Monetary Stabilization Bond, 3.460%, 10/09/12	19,788,612	2.8
MXN 255,636,000	Mexico Cetes, 4.330%, 06/14/12	19,519,518	2.8
		39,308,130	5.6

Shares		Value	Percentage of Net Assets
	Repurchase Agreement: 6.5%
45,449,000	Deutsche Bank AG Repurchase Agreement dated 04/30/12, 0.190%, due 05/01/12, $45,449,240 to be received upon repurchase (Collateralized by $46,242,400, United States Treasury, 0.875%, Market Value plus accrued interest $46,358,006 due 04/30/17)
	(Cost $45,449,000)	45,449,000	6.5

See Accompanying Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.6%
4,507,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $4,507,000)	4,507,000	0.6

	Total Short-Term Investments
	(Cost $146,826,874)	147,009,868	20.9

	Total Investments in Securities (Cost $731,712,636)	$ 744,499,560	105.9
	Liabilities in Excess of Other Assets	(41,476,660)	(5.9)
	Net Assets	$ 703,022,900	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DOP	Dominican Peso
EUR	EU Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
UYU	Uruguayan Peso Uruguayo
ZAR	South African Rand

Cost for federal income tax purposes is $732,043,066.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,642,248
Gross Unrealized Depreciation	(8,185,754)
Net Unrealized Appreciation	$12,456,494

Sector Diversification	Percentage of Net Assets
Collateralized Mortgage Obligations	9.7%
Consumer Discretionary	4.0
Consumer Staples	2.2
Corporate Bonds/Notes	0.8
Credit Default Swaptions	0.1
Energy	5.4
Federal Home Loan Mortgage Corporation	2.3
Federal National Mortgage Association	3.0
Financials	9.3
Foreign Government Bonds	28.1
Government National Mortgage Association	2.1
Health Care	1.6
Industrials	0.7
Information Technology	1.2
Interest Rate Swaptions	0.0
Materials	1.6
Options On Currencies	0.1
Telecommunication Services	1.8
Telecommunications	0.3
U.S. Government Agency Obligations	1.5
U.S. Treasury Bonds	2.1
U.S. Treasury Notes	5.3
U.S. Treasury Obligations	0.2
Utilities	1.6
Short-Term Investments	20.9
Liabilities in Excess of Other Assets	(5.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Purchased Options	$—	$1,441,075	$—	$1,441,075
Corporate Bonds/Notes	—	218,842,481	—	218,842,481
Collateralized Mortgage Obligations	—	68,175,648	—	68,175,648
Short-Term Investments	4,507,000	142,502,868	—	147,009,868
Foreign Government Bonds	—	193,139,874	—	193,139,874
U.S. Treasury Obligations	—	53,638,791	—	53,638,791
U.S. Government Agency Obligations	—	62,251,823	—	62,251,823
Total Investments, at value	$4,507,000	$739,992,560	$—	$744,499,560
Other Financial Instruments+
Swaps	—	2,156,268	—	2,156,268
Futures	1,445,804	—	—	1,445,804
Forward Foreign Currency Contracts	—	14,005,491	—	14,005,491
Total Assets	$5,952,804	$756,154,319	$—	$762,107,123
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(20,033,313)	$—	$(20,033,313)
Futures	(1,239,438)	—	—	(1,239,438)
Written Options	—	(733,398)	—	(733,398)
Forward Foreign Currency Contracts	—	(14,729,043)	—	(14,729,043)
Total Liabilities	$(1,239,438)	$(35,495,754)	$—	$(36,735,192)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Corporate Bonds/Notes	$19,149,143	$—	$(20,422,064)	$—	$85,920	$1,187,001	$—	$—	$—
Total Investments, at value	$19,149,143	$—	$(20,422,064)	$—	$85,920	$1,187,001	$—	$—	$—

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $–

At April 30, 2012, the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	Canadian Dollar	2,801,441	Buy	05/18/12	$2,827,000	$2,834,778	$7,778
Barclays Bank PLC	EU Euro	2,809,763	Buy	05/18/12	3,690,000	3,719,540	29,540
Barclays Bank PLC	EU Euro	11,213,119	Buy	05/18/12	14,742,000	14,843,831	101,831
Barclays Bank PLC	Malaysian Ringgit	24,058,852	Buy	05/18/12	7,781,000	7,939,387	158,387

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Norwegian Krone	16,731,390	Buy	07/13/12	2,908,000	2,914,935	6,935
Barclays Bank PLC	Swedish Krona	20,183,759	Buy	07/13/12	2,973,342	2,994,034	20,692
Barclays Bank PLC	Danish Krone	6,953,272	Buy	07/13/12	1,218,973	1,237,922	18,949
Barclays Bank PLC	Mexican Peso	58,681,377	Buy	05/18/12	4,538,000	4,496,674	(41,326)
Barclays Bank PLC	Russian Ruble	413,505,295	Buy	05/18/12	13,489,000	14,030,696	541,696
Barclays Bank PLC	Turkish Lira	1,958,427	Buy	05/18/12	1,041,524	1,110,353	68,829
Barclays Bank PLC	Argentine Peso	34,676,775	Buy	09/24/12	7,339,000	7,235,172	(103,828)
Citigroup, Inc.	Turkish Lira	30,111,161	Buy	05/18/12	17,038,090	17,071,867	33,777
Citigroup, Inc.	Turkish Lira	20,541,085	Buy	05/18/12	11,624,836	11,646,003	21,167
Citigroup, Inc.	EU Euro	2,189,391	Buy	05/18/12	2,873,000	2,898,297	25,297
Citigroup, Inc.	EU Euro	21,066,728	Buy	05/18/12	27,640,073	27,887,954	247,881
Citigroup, Inc.	EU Euro	11,123,962	Buy	05/18/12	14,542,000	14,725,806	183,806
Citigroup, Inc.	Canadian Dollar	26,250	Buy	05/18/12	26,409	26,563	154
Citigroup, Inc.	EU Euro	8,169,270	Buy	05/18/12	10,722,967	10,814,409	91,442
Citigroup, Inc.	Colombian Peso	15,311,806,319	Buy	05/18/12	8,573,240	8,665,472	92,232
Citigroup, Inc.	Colombian Peso	17,400,643,526	Buy	05/18/12	9,770,154	9,847,616	77,462
Citigroup, Inc.	Hungarian Forint	4,111,479,005	Buy	07/13/12	18,086,244	18,774,555	688,311
Citigroup, Inc.	Turkish Lira	12,055,453	Buy	05/18/12	6,744,000	6,834,977	90,977
Citigroup, Inc.	South African Rand	4,547,162	Buy	05/18/12	580,699	583,330	2,631
Citigroup, Inc.	British Pound	14,174,403	Buy	07/13/12	22,430,596	22,993,175	562,579
Citigroup, Inc.	Norwegian Krone	49,178,820	Buy	07/13/12	8,443,200	8,567,911	124,711
Citigroup, Inc.	Mexican Peso	49,859,061	Buy	05/18/12	3,849,592	3,820,633	(28,959)
Citigroup, Inc.	Canadian Dollar	6,822,373	Buy	05/18/12	6,816,000	6,903,560	87,560
Citigroup, Inc.	Mexican Peso	86,983,735	Buy	05/18/12	6,555,863	6,665,446	109,583
Citigroup, Inc.	EU Euro	3,793,714	Buy	05/18/12	4,941,392	5,022,086	80,694
Citigroup, Inc.	Canadian Dollar	29,852,707	Buy	05/18/12	29,354,617	30,207,955	853,338
Citigroup, Inc.	EU Euro	28,989,945	Buy	05/18/12	37,455,182	38,376,640	921,458
Citigroup, Inc.	Polish Zloty	434,996	Buy	05/18/12	128,641	137,672	9,031
Credit Suisse First Boston	EU Euro	11,009,750	Buy	05/18/12	14,631,000	14,574,613	(56,387)
Credit Suisse First Boston	EU Euro	1,097,580	Buy	05/18/12	1,462,609	1,452,967	(9,642)
Credit Suisse First Boston	Japanese Yen	151,340,018	Buy	05/18/12	1,811,000	1,895,852	84,852
Credit Suisse First Boston	Japanese Yen	567,740,828	Buy	05/18/12	7,042,000	7,112,148	70,148
Credit Suisse First Boston	Norwegian Krone	14,341,750	Buy	07/13/12	2,488,000	2,498,613	10,613
Credit Suisse First Boston	Singapore Dollar	12,661,302	Buy	07/13/12	10,120,953	10,233,467	112,514
Credit Suisse First Boston	Mexican Peso	167,136,468	Buy	05/18/12	12,841,489	12,807,441	(34,048)
Credit Suisse First Boston	Mexican Peso	54,684,581	Buy	05/18/12	4,088,017	4,190,406	102,389
Deutsche Bank AG	Turkish Lira	12,449,662	Buy	05/18/12	7,006,000	7,058,478	52,478
Deutsche Bank AG	Japanese Yen	246,005,878	Buy	05/18/12	3,020,000	3,081,741	61,741
Deutsche Bank AG	EU Euro	4,255,180	Buy	05/18/12	5,591,000	5,632,971	41,971
Deutsche Bank AG	Turkish Lira	20,823,673	Buy	05/18/12	11,561,000	11,806,220	245,220
Deutsche Bank AG	Mexican Peso	141,836,026	Buy	05/18/12	10,686,539	10,868,702	182,163
Deutsche Bank AG	Japanese Yen	202,778,688	Buy	05/18/12	2,512,000	2,540,230	28,230
Deutsche Bank AG	Canadian Dollar	5,033,115	Buy	05/18/12	5,064,000	5,093,009	29,009
Deutsche Bank AG	Mexican Peso	74,970,752	Buy	05/18/12	5,889,436	5,744,907	(144,529)
Deutsche Bank AG	Russian Ruble	243,655,825	Buy	05/18/12	8,197,000	8,267,514	70,514
Deutsche Bank AG	Colombian Peso	9,325,696,000	Buy	05/18/12	5,248,000	5,277,728	29,728
Deutsche Bank AG	Japanese Yen	570,458,129	Buy	05/18/12	7,055,000	7,146,188	91,188
Deutsche Bank AG	Japanese Yen	569,908,544	Buy	05/18/12	7,055,000	7,139,303	84,303
Deutsche Bank AG	Swiss Franc	1,761,679	Buy	07/13/12	1,943,000	1,942,789	(211)
Deutsche Bank AG	Norwegian Krone	50,096,706	Buy	07/13/12	8,724,000	8,727,825	3,825
Deutsche Bank AG	Swedish Krona	11,429,124	Buy	07/13/12	1,703,000	1,695,383	(7,617)
Deutsche Bank AG	Swiss Franc	1,562,166	Buy	07/13/12	1,707,000	1,722,765	15,765
Deutsche Bank AG	EU Euro	5,187,621	Buy	05/18/12	6,923,000	6,867,329	(55,671)
Deutsche Bank AG	British Pound	1,859,903	Buy	07/13/12	2,983,000	3,017,064	34,064
Deutsche Bank AG	Mexican Peso	149,955,408	Buy	05/18/12	11,591,563	11,490,880	(100,683)
Deutsche Bank AG	Swiss Franc	1,551,377	Buy	07/13/12	1,697,000	1,710,866	13,866
Deutsche Bank AG	South African Rand	196,099,900	Buy	05/18/12	25,020,721	25,156,561	135,840
Deutsche Bank AG	Brazilian Real	18,998,569	Buy	07/13/12	10,111,000	9,825,754	(285,246)
Deutsche Bank AG	EU Euro	1,406,496	Buy	05/18/12	1,866,000	1,861,908	(4,092)
Deutsche Bank AG	Japanese Yen	218,310,596	Buy	05/18/12	2,740,000	2,734,799	(5,201)
Deutsche Bank AG	Canadian Dollar	13,699,628	Buy	05/18/12	13,694,000	13,862,654	168,654
Deutsche Bank AG	Polish Zloty	47,795,615	Buy	05/18/12	14,990,000	15,126,863	136,863

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	EU Euro	14,120,741	Buy	05/18/12	18,728,000	18,692,916	(35,084)
Deutsche Bank AG	EU Euro	7,630,813	Buy	05/18/12	10,033,000	10,101,604	68,604
Deutsche Bank AG	Canadian Dollar	2,953,525	Buy	05/18/12	2,948,000	2,988,672	40,672
Deutsche Bank AG	Canadian Dollar	13,382,933	Buy	05/18/12	13,304,000	13,542,190	238,190
Deutsche Bank AG	Polish Zloty	36,374,400	Buy	05/18/12	11,156,015	11,512,155	356,140
Deutsche Bank AG	EU Euro	5,059,901	Buy	05/18/12	6,593,000	6,698,253	105,253
Deutsche Bank AG	Mexican Peso	79,114,137	Buy	05/18/12	6,003,000	6,062,409	59,409
Deutsche Bank AG	Japanese Yen	7,515,815,670	Buy	05/18/12	97,493,409	94,151,397	(3,342,012)
Deutsche Bank AG	Malaysian Ringgit	40,257,467	Buy	05/18/12	12,911,311	13,284,908	373,597
Deutsche Bank AG	Malaysian Ringgit	22,009,735	Buy	05/18/12	6,985,000	7,263,182	278,182
HSBC	EU Euro	8,230,322	Buy	05/18/12	10,900,000	10,895,230	(4,770)
HSBC	Chilean Peso	8,978,793,418	Buy	07/13/12	18,418,000	18,343,819	(74,181)
HSBC	Indian Rupee	781,445,953	Buy	07/13/12	14,867,552	14,591,777	(275,775)
HSBC	Russian Ruble	323,225,420	Buy	05/18/12	10,142,792	10,967,399	824,607
HSBC	South African Rand	93,610,325	Buy	05/18/12	11,457,532	12,008,746	551,214
HSBC	Chinese Yuan	69,676,320	Buy	08/24/12	11,087,893	11,015,325	(72,568)
JPMorgan Chase & Co.	Canadian Dollar	2,931,470	Buy	05/18/12	2,979,000	2,966,355	(12,645)
JPMorgan Chase & Co.	EU Euro	11,093,652	Buy	05/18/12	14,565,000	14,685,682	120,682
JPMorgan Chase & Co.	South African Rand	71,337,098	Buy	05/18/12	9,089,000	9,151,438	62,438
JPMorgan Chase & Co.	EU Euro	11,205,006	Buy	05/18/12	14,673,000	14,833,091	160,091
JPMorgan Chase & Co.	EU Euro	11,254,078	Buy	05/18/12	14,708,000	14,898,053	190,053
JPMorgan Chase & Co.	EU Euro	11,218,290	Buy	05/18/12	14,742,000	14,850,677	108,677
JPMorgan Chase & Co.	Japanese Yen	271,347,132	Buy	05/18/12	3,288,000	3,399,193	111,193
JPMorgan Chase & Co.	EU Euro	10,948,202	Buy	05/18/12	14,555,000	14,493,137	(61,863)
JPMorgan Chase & Co.	EU Euro	10,923,168	Buy	05/18/12	14,568,000	14,459,997	(108,003)
JPMorgan Chase & Co.	EU Euro	5,763,107	Buy	05/18/12	7,509,000	7,629,152	120,152
JPMorgan Chase & Co.	Swiss Franc	7,025,249	Buy	07/13/12	7,761,000	7,747,480	(13,520)
JPMorgan Chase & Co.	EU Euro	3,925,640	Buy	05/18/12	5,229,000	5,196,729	(32,271)
JPMorgan Chase & Co.	Swiss Franc	1,555,433	Buy	07/13/12	1,709,000	1,715,339	6,339
JPMorgan Chase & Co.	Japanese Yen	448,197,876	Buy	05/18/12	5,580,000	5,614,621	34,621
JPMorgan Chase & Co.	Mexican Peso	100,335,083	Buy	05/18/12	7,716,000	7,688,541	(27,459)
Morgan Stanley	Canadian Dollar	3,092,250	Buy	05/18/12	3,116,000	3,129,048	13,048
Morgan Stanley	Czech Koruna	252,859,710	Buy	05/18/12	13,694,000	13,417,701	(276,299)
Morgan Stanley	British Pound	1,806,071	Buy	07/13/12	2,912,000	2,929,739	17,739
Morgan Stanley	Canadian Dollar	6,805,771	Buy	05/18/12	6,813,000	6,886,760	73,760
Morgan Stanley	Chilean Peso	500,149,900	Buy	07/13/12	1,017,289	1,021,815	4,526
Morgan Stanley	Canadian Dollar	6,822,714	Buy	05/18/12	6,816,000	6,903,904	87,904
Morgan Stanley	Peruvian Nuevo Sol	141,428	Buy	05/18/12	52,419	53,557	1,138
Morgan Stanley	Israeli New Shekel	21,506,009	Buy	05/18/12	5,671,513	5,706,922	35,409
UBS Warburg LLC	EU Euro	11,203,466	Buy	05/18/12	14,673,000	14,831,052	158,052
UBS Warburg LLC	Norwegian Krone	17,646,543	Buy	07/13/12	3,074,000	3,074,372	372
UBS Warburg LLC	Norwegian Krone	20,465,359	Buy	07/13/12	3,561,000	3,565,465	4,465
UBS Warburg LLC	Australian Dollar	14,139,165	Buy	07/13/12	14,581,000	14,618,358	37,358
UBS Warburg LLC	Swedish Krona	23,458,561	Buy	07/13/12	3,459,000	3,479,815	20,815
UBS Warburg LLC	Japanese Yen	25,466,175	Buy	05/18/12	333,000	319,017	(13,983)
							$6,101,493

Barclays Bank PLC	South African Rand	71,835,876	Sell	05/18/12	$8,915,737	$9,215,423	$(299,686)
Barclays Bank PLC	EU Euro	2,044,864	Sell	05/18/12	2,701,000	2,706,974	(5,974)
Barclays Bank PLC	Russian Ruble	199,702,960	Sell	05/18/12	6,788,000	6,776,144	11,856
Barclays Bank PLC	British Pound	1,926,133	Sell	07/13/12	3,108,000	3,124,499	(16,499)
Barclays Bank PLC	Chilean Peso	8,496,163,500	Sell	07/13/12	17,138,000	17,357,798	(219,798)
Barclays Bank PLC	British Pound	1,878,395	Sell	07/13/12	3,026,000	3,047,060	(21,060)
Barclays Bank PLC	British Pound	1,708,073	Sell	07/13/12	2,737,000	2,770,770	(33,770)
Barclays Bank PLC	Australian Dollar	1,739,561	Sell	07/13/12	1,785,000	1,798,517	(13,517)

See Accompanying Notes to Financial Statements

24

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Malaysian Ringgit	41,794,386	Sell	05/18/12	13,764,000	13,792,089	(28,089)
Barclays Bank PLC	Japanese Yen	117,162,677	Sell	05/18/12	1,515,000	1,467,709	47,291
Barclays Bank PLC	Japanese Yen	103,639,114	Sell	05/18/12	1,331,000	1,298,298	32,702
Barclays Bank PLC	Czech Koruna	189,525,569	Sell	05/18/12	9,612,253	10,056,949	(444,696)
Citigroup, Inc.	Mexican Peso	26,546	Sell	05/18/12	2,014	2,034	(20)
Citigroup, Inc.	Swiss Franc	910,312	Sell	07/13/12	987,850	1,003,896	(16,046)
Citigroup, Inc.	Hungarian Forint	3,112,251,601	Sell	07/13/12	13,422,491	14,211,708	(789,217)
Citigroup, Inc.	EU Euro	8,271,139	Sell	05/18/12	10,992,385	10,949,263	43,122
Citigroup, Inc.	EU Euro	5,690,931	Sell	05/18/12	7,562,707	7,533,606	29,101
Citigroup, Inc.	Mexican Peso	241,181,873	Sell	05/18/12	18,860,598	18,481,440	379,158
Citigroup, Inc.	Mexican Peso	74,057,998	Sell	05/18/12	5,787,347	5,674,964	112,383
Citigroup, Inc.	Mexican Peso	19,831,647	Sell	05/18/12	1,495,000	1,519,672	(24,672)
Credit Suisse First Boston	Japanese Yen	589,725,837	Sell	05/18/12	7,293,000	7,387,556	(94,556)
Credit Suisse First Boston	Canadian Dollar	2,937,201	Sell	05/18/12	2,968,000	2,972,154	(4,154)
Credit Suisse First Boston	Canadian Dollar	5,042,062	Sell	05/18/12	5,083,000	5,102,062	(19,062)
Credit Suisse First Boston	EU Euro	11,000,495	Sell	05/18/12	14,631,000	14,562,362	68,638
Credit Suisse First Boston	Japanese Yen	549,451,333	Sell	05/18/12	6,730,000	6,883,033	(153,033)
Credit Suisse First Boston	EU Euro	5,376,930	Sell	05/18/12	7,055,000	7,117,934	(62,934)
Credit Suisse First Boston	Swedish Krona	12,773,983	Sell	07/13/12	1,895,000	1,894,877	123
Credit Suisse First Boston	Japanese Yen	180,512,795	Sell	05/18/12	2,226,000	2,261,302	(35,302)
Credit Suisse First Boston	Swedish Krona	21,430,525	Sell	07/13/12	3,183,000	3,178,978	4,022
Credit Suisse First Boston	Swedish Krona	11,716,246	Sell	07/13/12	1,731,000	1,737,974	(6,974)
Credit Suisse First Boston	Norwegian Krone	29,184,436	Sell	07/13/12	5,083,000	5,084,499	(1,499)
Credit Suisse First Boston	Norwegian Krone	15,757,402	Sell	07/13/12	2,729,000	2,745,247	(16,247)
Credit Suisse First Boston	Swedish Krona	11,702,739	Sell	07/13/12	1,730,000	1,735,970	(5,970)
Credit Suisse First Boston	Swiss Franc	3,113,965	Sell	07/13/12	3,408,000	3,434,096	(26,096)
Credit Suisse First Boston	Japanese Yen	241,065,390	Sell	05/18/12	3,165,000	3,019,851	145,149
Deutsche Bank AG	EU Euro	4,541,309	Sell	05/18/12	5,995,000	6,011,746	(16,746)
Deutsche Bank AG	Turkish Lira	26,434,200	Sell	05/18/12	14,754,966	14,987,172	(232,206)
Deutsche Bank AG	Canadian Dollar	3,028,294	Sell	05/18/12	3,038,000	3,064,330	(26,330)
Deutsche Bank AG	Japanese Yen	245,389,184	Sell	05/18/12	3,021,000	3,074,016	(53,016)
Deutsche Bank AG	EU Euro	754,932	Sell	05/18/12	996,000	999,373	(3,373)
Deutsche Bank AG	Japanese Yen	252,235,163	Sell	05/18/12	3,121,000	3,159,776	(38,776)
Deutsche Bank AG	Russian Ruble	217,552,500	Sell	05/18/12	7,325,000	7,381,799	(56,799)
Deutsche Bank AG	EU Euro	10,922,202	Sell	05/18/12	14,568,000	14,458,717	109,283
Deutsche Bank AG	EU Euro	10,904,069	Sell	05/18/12	14,568,000	14,434,714	133,286
Deutsche Bank AG	Japanese Yen	606,995,134	Sell	05/18/12	7,254,000	7,603,891	(349,891)
Deutsche Bank AG	EU Euro	5,262,442	Sell	05/18/12	6,998,000	6,966,375	31,625
Deutsche Bank AG	Swiss Franc	1,573,691	Sell	07/13/12	1,730,000	1,735,474	(5,474)
Deutsche Bank AG	Australian Dollar	2,246,310	Sell	07/13/12	2,293,000	2,322,441	(29,441)
Deutsche Bank AG	EU Euro	5,143,040	Sell	05/18/12	6,923,000	6,808,313	114,687
Deutsche Bank AG	Australian Dollar	2,595,025	Sell	07/13/12	2,654,000	2,682,974	(28,974)
Deutsche Bank AG	Swedish Krona	11,618,993	Sell	07/13/12	1,719,000	1,723,547	(4,547)
Deutsche Bank AG	Australian Dollar	2,093,570	Sell	07/13/12	2,150,000	2,164,523	(14,523)
Deutsche Bank AG	Norwegian Krone	16,876,971	Sell	07/13/12	2,924,000	2,940,298	(16,298)
Deutsche Bank AG	New Zealand Dollar	19,849,753	Sell	07/13/12	16,221,000	16,151,272	69,728
Deutsche Bank AG	South Korean Won	13,188,909,180	Sell	07/13/12	11,530,783	11,611,516	(80,733)
Deutsche Bank AG	South African Rand	34,692,354	Sell	05/18/12	4,445,000	4,450,488	(5,488)
Deutsche Bank AG	Mexican Peso	83,248,980	Sell	05/18/12	6,476,000	6,379,256	96,744
Deutsche Bank AG	EU Euro	182,402	Sell	05/18/12	239,765	241,462	(1,697)
Deutsche Bank AG	EU Euro	10,335,375	Sell	05/18/12	13,633,000	13,681,881	(48,881)
Deutsche Bank AG	Canadian Dollar	13,439,135	Sell	05/18/12	13,459,000	13,599,061	(140,061)
Deutsche Bank AG	EU Euro	7,668,555	Sell	05/18/12	10,033,000	10,151,567	(118,567)
Deutsche Bank AG	Mexican Peso	41,315,020	Sell	05/18/12	3,154,276	3,165,914	(11,638)
Deutsche Bank AG	Colombian Peso	29,881,540,000	Sell	05/18/12	16,360,000	16,910,979	(550,979)

See Accompanying Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Japanese Yen	392,171,551	Sell	05/18/12	5,148,000	4,912,773	235,227
Deutsche Bank AG	Israeli New Shekel	15,711,168	Sell	05/18/12	4,128,000	4,169,180	(41,180)
Deutsche Bank AG	Mexican Peso	194,299,380	Sell	05/18/12	14,598,000	14,888,898	(290,898)
Deutsche Bank AG	South African Rand	109,749,110	Sell	05/18/12	13,566,021	14,079,101	(513,080)
Deutsche Bank AG	Mexican Peso	30,723,404	Sell	05/18/12	2,308,000	2,354,293	(46,293)
Deutsche Bank AG	Colombian Peso	13,615,037,164	Sell	05/18/12	7,407,529	7,705,213	(297,684)
Deutsche Bank AG	Taiwan New Dollar	310,515,064	Sell	05/18/12	10,347,053	10,631,856	(284,803)
Deutsche Bank AG	South African Rand	83,727,846	Sell	05/18/12	10,034,016	10,740,978	(706,962)
HSBC	South African Rand	72,633,978	Sell	05/18/12	9,153,967	9,317,808	(163,841)
HSBC	Russian Ruble	200,368,000	Sell	05/18/12	6,760,282	6,798,710	(38,428)
HSBC	Brazilian Real	40,936,239	Sell	07/13/12	21,955,671	21,171,564	784,107
HSBC	Polish Zloty	43,669,488	Sell	05/18/12	13,472,000	13,820,983	(348,983)
HSBC	Peruvian Nuevo Sol	141,428	Sell	05/18/12	52,197	53,557	(1,360)
JPMorgan Chase & Co.	EU Euro	10,992,583	Sell	05/18/12	14,573,967	14,551,888	22,079
JPMorgan Chase & Co.	EU Euro	5,077,310	Sell	05/18/12	6,731,000	6,721,300	9,700
JPMorgan Chase & Co.	Japanese Yen	252,440,440	Sell	05/18/12	3,100,000	3,162,347	(62,347)
JPMorgan Chase & Co.	EU Euro	11,086,390	Sell	05/18/12	14,565,000	14,676,068	(111,068)
JPMorgan Chase & Co.	Turkish Lira	23,544,734	Sell	05/18/12	13,075,475	13,348,956	(273,481)
JPMorgan Chase & Co.	EU Euro	11,073,772	Sell	05/18/12	14,542,000	14,659,365	(117,365)
JPMorgan Chase & Co.	EU Euro	11,170,951	Sell	05/18/12	14,673,000	14,788,010	(115,010)
JPMorgan Chase & Co.	EU Euro	11,247,529	Sell	05/18/12	14,708,000	14,889,383	(181,383)
JPMorgan Chase & Co.	Canadian Dollar	3,782,103	Sell	05/18/12	3,766,000	3,827,111	(61,111)
JPMorgan Chase & Co.	EU Euro	11,230,708	Sell	05/18/12	14,742,000	14,867,115	(125,115)
JPMorgan Chase & Co.	EU Euro	10,953,344	Sell	05/18/12	14,555,000	14,499,942	55,058
JPMorgan Chase & Co.	Japanese Yen	412,646,952	Sell	05/18/12	4,957,000	5,169,271	(212,271)
JPMorgan Chase & Co.	Canadian Dollar	822,797	Sell	05/18/12	829,000	832,589	(3,589)
JPMorgan Chase & Co.	Australian Dollar	2,092,899	Sell	07/13/12	2,146,000	2,163,830	(17,830)
JPMorgan Chase & Co.	New Zealand Dollar	5,987,356	Sell	07/13/12	4,869,840	4,871,769	(1,929)
JPMorgan Chase & Co.	Australian Dollar	15,521,409	Sell	07/13/12	15,907,317	16,047,447	(140,130)
Morgan Stanley	EU Euro	11,193,244	Sell	05/18/12	14,673,000	14,817,521	(144,521)
Morgan Stanley	Canadian Dollar	7,558,245	Sell	05/18/12	7,584,000	7,648,188	(64,188)
Morgan Stanley	Canadian Dollar	5,899,729	Sell	05/18/12	5,943,000	5,969,936	(26,936)
Morgan Stanley	Canadian Dollar	7,271,377	Sell	05/18/12	7,266,000	7,357,907	(91,907)
Morgan Stanley	Canadian Dollar	14,025,655	Sell	05/18/12	13,981,000	14,192,561	(211,561)
Morgan Stanley	South Korean Won	4,096,287,800	Sell	07/13/12	3,586,000	3,606,372	(20,372)
Morgan Stanley	Canadian Dollar	13,731,220	Sell	05/18/12	13,694,000	13,894,622	(200,622)
Morgan Stanley	Mexican Peso	106,369,776	Sell	05/18/12	8,292,000	8,150,972	141,028
Morgan Stanley	Taiwan New Dollar	354,440,900	Sell	05/18/12	11,924,000	12,135,852	(211,852)
UBS Warburg LLC	EU Euro	11,240,710	Sell	05/18/12	14,742,000	14,880,356	(138,356)
UBS Warburg LLC	EU Euro	2,304,678	Sell	05/18/12	3,021,000	3,050,913	(29,913)
UBS Warburg LLC	Swedish Krona	19,360,893	Sell	07/13/12	2,872,000	2,871,972	28
UBS Warburg LLC	Swiss Franc	1,566,897	Sell	07/13/12	1,725,000	1,727,982	(2,982)
UBS Warburg LLC	Norwegian Krone	46,415,635	Sell	07/13/12	8,058,000	8,086,510	(28,510)
							$(6,825,045)

ING Global Bond Fund Open Futures Contracts on April 30, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	144	06/07/12	$24,588,992	$525,464
90-Day Eurodollar	148	03/17/14	36,742,850	139,842
90-Day Eurodollar	148	03/14/16	36,313,650	240,794
Australia 3-Year Bond	3	06/15/12	339,391	593

See Accompanying Notes to Financial Statements

26

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Canada 10-Year Bond	53	06/20/12	7,084,729	36,294
Euro-Bobl 5-Year	2	06/07/12	331,718	3,527
Euro-Bund	14	06/07/12	2,614,645	73,217
Long Gilt	149	06/27/12	27,955,938	287,258
Short Gilt	66	06/27/12	11,181,376	(9,625)
U.S. Treasury 10-Year Note	66	06/20/12	8,730,563	59,523
U.S. Treasury Ultra Long Bond	62	06/20/12	9,784,375	66,079
			$165,668,227	$1,422,966
Short Contracts
90-Day Eurodollar	(296)	03/16/15	(73,108,300)	(415,416)
Australia 10-Year Bond	(43)	06/15/12	(5,368,380)	(95,303)
Euro-Schatz	(287)	06/07/12	(42,017,049)	(101,729)
Medium Gilt	(55)	06/27/12	(10,036,353)	13,213
U.S. Treasury 2-Year Note	(11)	06/29/12	(2,426,016)	(543)
U.S. Treasury 5-Year Note	(190)	06/29/12	(23,521,407)	(297,148)
U.S. Treasury Long Bond	(257)	06/20/12	(36,718,875)	(319,674)
			$(193,196,380)	$(1,216,600)

ING Global Bond Fund Over-the-Counter Credit Default Swap Agreements Outstanding on April 30, 2012:
Credit Default Swaps on Credit Indices - Buy Protection(1)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.17	Buy	(5.000)	06/20/17	USD 28,540,000	$(3,309,717)	$(3,146,982)	$(162,735)
						$(3,309,717)	$(3,146,982)	$(162,735)
Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection(1)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Republic of Turkey	Buy	(1.000)	03/20/17	USD 1,666,873	96,962	97,989	(1,027)
Deutsche Bank AG	United Mexican States	Buy	(1.000)	03/20/17	USD 13,722,342	83,562	222,404	(138,842)
						180,524	320,393	$(139,869)
Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(4)
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 04/30/12 (%)(5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Federal Republic of Germany	Sell	0.250	06/20/17	0.863	USD 33,200,000	$(1,013,514)	$(866,281)	$(147,233)
Deutsche Bank AG	Federative Republic of Brazil	Sell	1.000	03/20/17	1.198	USD 13,722,342	(127,835)	(234,954)	107,119
Morgan Stanley	Ireland	Sell	1.000	03/20/17	5.719	USD 8,233,000	(1,498,977)	(1,446,506)	(52,471)
Citigroup, Inc.	Romania	Sell	1.000	03/20/17	3.384	USD 1,666,873	(175,245)	(159,840)	(15,405)
							(2,815,571)	(2,707,581)	$(107,990)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Global Bond Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on April 30, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL 84,000,000	$(642,104)	$—	$(642,104)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL 47,000,000	(362,619)	—	(362,619)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL 48,000,000	(366,916)	—	(366,916)
Receive a fixed rate equal to 2.538% and pay a floating rate based on the 3-month CAD-BA-CDOR Counterparty: Citigroup, Inc.	04/24/22	CAD 39,788,000	(59,115)	—	(59,115)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP 7,250,000,000	(470,904)	—	(470,904)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP 7,250,000,000	(444,549)	—	(444,549)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP 7,250,000,000	(418,189)	—	(418,189)
Receive a floating rate based on the 6-month CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.850% Counterparty: Bank of America	03/23/17	CZK 265,000,000	(46,836)	—	(46,836)
Receive a floating rate based on 6-month CZK-PRIBOR-PRBO and pay a fixed rate equal to 1.755% Counterparty: Deutsche Bank AG	12/12/16	CZK 288,000,000	(1,141)	—	(1,141)
Receive a floating rate based on 3-month ILS-TELBOR01-Reuters and pay a fixed rate equal to 2.66% Counterparty: Deutsche Bank AG	02/13/14	ILS 126,000,000	142,315	—	142,315
Receive a fixed rate equal to 4.350% and pay a floating rate based on the 3-month ILS-TELBOR01-Reuters Counterparty: Deutsche Bank AG	02/13/22	ILS 29,500,000	(339,524)	—	(339,524)
Receive a fixed rate equal to 7.530% and pay a floating rate based on the INR-MIBOR-OIS-COMPOUND Counterparty: Credit Suisse First Boston	02/24/17	INR 800,000,000	(126,157)	—	(126,157)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW 17,000,000,000	(117,706)	—	(117,706)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse First Boston	03/26/17	KRW 17,000,000,000	(114,371)	—	(114,371)
Receive a fixed rate equal to 4.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Bank of America	04/30/14	MXN 465,000,000	(8,680)	—	(8,680)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.680% Counterparty: Bank of America	03/27/17	MXN 219,000,000	(145,209)	—	(145,209)

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.520% Counterparty: Citigroup, Inc.	03/30/22	MXN 111,000,000	(73,576)	—	(73,576)
Receive a fixed rate equal to 4.660% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse First Boston	04/22/14	MXN 230,000,000	(70,856)	—	(70,856)
Receive a fixed rate equal to 4.900% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse First Boston	04/30/14	MXN 465,000,000	19,194	—	19,194
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.380% Counterparty: Credit Suisse First Boston	04/18/17	MXN 200,000,000	88,173	—	88,173
Receive a fixed rate equal to 6.370% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse First Boston	04/12/22	MXN 57,000,000	(17,158)	—	(17,158)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	08/09/13	MXN 165,116,773	9,004	—	9,004
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	04/28/14	MXN 450,000,000	(27,019)	—	(27,019)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.580% Counterparty: Deutsche Bank AG	08/05/16	MXN 144,477,176	(102,516)	—	(102,516)
Receive a fixed rate equal to 6.480% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	07/30/21	MXN 41,279,193	37,754	—	37,754
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.520% Counterparty: Deutsche Bank AG	03/30/22	MXN 112,000,000	(74,239)	—	(74,239)
Receive a fixed rate equal to 4.660% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	04/22/14	MXN 230,000,000	(70,856)	—	(70,856)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 5.370% Counterparty: Morgan Stanley	04/18/17	MXN 195,000,000	92,851	—	92,851
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.650% Counterparty: Morgan Stanley	03/28/22	MXN 110,000,000	(163,853)	—	(163,853)
Receive a fixed rate equal to 6.350% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Morgan Stanley	04/12/22	MXN 57,000,000	(24,300)	—	(24,300)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month PLN-WIBOR-WIBO Counterparty: Bank of America	01/16/14	PLN 121,000,000	(96,718)	—	(96,718)
Receive a fixed rate equal to 4.850% and pay a floating rate based on the 6-month PLN-WIBOR-WIBO Counterparty: Bank of America	01/30/14	PLN 115,000,000	(76,995)	—	(76,995)
Receive a floating rate based on 6-month PLZ-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN 48,500,000	(105,703)	—	(105,703)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.860% Counterparty: Bank of America	01/16/17	PLN 52,000,000	46,939	—	46,939
Receive a fixed rate equal to 2.190% and pay a floating rate based on the 3-month SEK-STIBOR-SIDE Counterparty: Credit Suisse First Boston	04/23/17	SEK 261,600,000	(9,218)	—	(9,218)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.478% Counterparty: Citigroup, Inc.	05/11/20	USD 10,271,000	(1,363,602)	—	(1,363,602)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.444% Counterparty: Credit Suisse First Boston	12/24/20	USD 45,000,000	(5,886,160)	—	(5,886,160)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.083% Counterparty: Deutsche Bank AG	04/26/22	USD 39,788,000	(211,540)	—	(211,540)
Receive a fixed rate equal to 2.788% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Morgan Stanley	03/16/20	USD 73,700,000	1,444,011	—	1,444,011

See Accompanying Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS
ING GLOBAL BOND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.453% Counterparty: Morgan Stanley	03/16/45	USD 29,000,000	(1,759,400)	—	(1,759,400)
Receive a fixed rate equal to 7.550% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Deutsche Bank AG	04/24/22	ZAR 79,500,000	7,500	—	7,500
Receive a fixed rate equal to 6.820% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	11/16/16	ZAR 127,000,000	88,003	—	88,003
Receive a fixed rate equal to 6.670% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	01/30/17	ZAR 122,000,000	(40,571)	—	(40,571)
Receive a fixed rate equal to 6.680% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: Morgan Stanley	02/06/17	ZAR 119,000,000	(37,127)	—	(37,127)
Receive a fixed rate equal to 6.690% and pay a floating rate based on the 3-month ZAR-JIBAR-SAFEX Counterparty: UBS Warburg LLC	02/06/17	ZAR 126,000,000	(32,5098)	—	(32,598)
			$(11,932,281)	$—	$(11,932,281)

ING Global Bond Fund Written Swaptions Open on April 30, 2012:
Written Swaptions on CDS Indices
Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Strike Price	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Morgan Stanley	CDX.NA.HY.18	Pay	89.000%	06/20/17	USD 27,975,000	$475,580	$(335,805)
							$475,580	$(335,805)

ING Global Bond Fund Written OTC Options on April 30, 2012:
# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
14,500,000	Deutsche Bank AG	JPY Put vs. USD Call Currency Option	1.990	USD	06/21/12	$147,755	$(124,107)
36,400,000	Barclays Bank PLC	USD Put vs. EUR Call Currency Option	1.340	USD	05/25/12	155,064	(129,372)
16,000,000	Deutsche Bank AG	USD Put vs. JPY Call Currency Option	75.000	USD	07/03/12	322,400	(15,914)
		Total Written OTC Options				$625,219	$(269,393)

ING Global Bond Fund Written Swaptions Open on April 30, 2012:
Written Interest Rate Swaptions
Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.648%	07/09/12	USD 79,600,000	$398,000	$(128,200)
Total Written Swaptions							$398,000	$(128,200)

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.6%
		Australia: 3.0%
99,981		Amcor Ltd.	780,342	1.0
104,642		Insurance Australia Group	383,827	0.5
59,628		Westfield Group	570,124	0.7
25,964		Westpac Banking Corp.	611,873	0.8
		2,346,166		3.0

		Brazil: 0.5%
16,513		Petroleo Brasileiro SA ADR	365,928	0.5

		Canada: 4.4%
10,400		Canadian Imperial Bank of Commerce	784,645	1.0
990		Fairfax Financial Holdings Ltd.	405,872	0.5
38,058		Shaw Communications, Inc. - Class B	784,391	1.0
19,400		Thomson Reuters Corp.	579,732	0.8
18,119		TransCanada Corp.	797,137	1.1
		3,351,777		4.4

		France: 7.6%
17,314		Accor S.A.	598,728	0.8
16,077		Alstom	574,987	0.7
15,544		BNP Paribas	627,345	0.8
17,677		Capgemini S.A.	690,592	0.9
18,615		Cie de Saint-Gobain	781,558	1.0
45,771		Gaz de France	1,053,841	1.4
10,343		Sanofi-Aventis	790,015	1.0
16,161		Vinci S.A.	749,553	1.0
		5,866,619		7.6

		Germany: 5.8%
20,271	L	Aixtron AG	370,374	0.5
17,401		Bayer AG	1,226,139	1.6
5,968		DaimlerChrysler AG	330,218	0.4
40,008		Deutsche Post AG	747,105	1.0
65,674		Deutsche Telekom AG	740,455	0.9
15,932		Metro AG	514,363	0.7
3,893		Muenchener Rueckversicherungs AG	565,458	0.7
		4,494,112		5.8

		Hong Kong: 1.0%
13,414		China Mobile Ltd. ADR	742,331	1.0

		Israel: 0.8%
55,401		Israel Chemicals Ltd.	633,722	0.8

		Italy: 0.5%
242,906		Intesa Sanpaolo S.p.A.	368,209	0.5

		Japan: 9.1%
19,400		Astellas Pharma, Inc.	786,778	1.0
12,000		Canon, Inc.	543,934	0.7
49,800		Itochu Corp.	563,448	0.8
62,300		JX Holdings, Inc.	351,428	0.5
41,100		Kuraray Co., Ltd.	586,555	0.8
114,400		Mitsubishi UFJ Financial Group, Inc.	549,293	0.7
49,600		Mitsui & Co., Ltd.	774,534	1.0
235		NTT DoCoMo, Inc.	401,263	0.5
11,400		Secom Co., Ltd.	539,411	0.7
18,600		Seven & I Holdings Co., Ltd.	563,025	0.7
22,400		Sumitomo Mitsui Financial Group, Inc.	716,773	0.9
14,400		Toyota Motor Corp.	590,080	0.8
		6,966,522		9.1

		Luxembourg: 0.9%
38,947		ArcelorMittal	676,584	0.9

		Netherlands: 2.6%
8,380		Fugro NV	612,604	0.8
32,744		Royal Dutch Shell PLC	1,167,839	1.5
50,404		TNT NV	219,333	0.3
		1,999,776		2.6

		Portugal: 0.4%
120,668		Energias de Portugal S.A.	345,074	0.4

		Singapore: 2.1%
313,000		Singapore Telecommunications Ltd.	787,342	1.0
53,000		United Overseas Bank Ltd.	822,316	1.1
		1,609,658		2.1

		South Korea: 0.5%
11,910		Woongjin Coway Co., Ltd.	380,570	0.5

		Sweden: 1.5%
119,320	@	Telefonaktiebolaget LM Ericsson	1,182,875	1.5

		Switzerland: 4.1%
20,704	@	Credit Suisse Group	495,217	0.6
20,168		Novartis AG	1,113,601	1.5
4,235		Roche Holding AG - Genusschein	773,991	1.0
3,266	@	Zurich Financial Services AG	800,180	1.0
		3,182,989		4.1

		Taiwan: 1.1%
52,349		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	815,597	1.1

		United Kingdom: 12.1%
112,739		Barclays PLC	399,136	0.5
19,447		BHP Billiton PLC	626,036	0.8
108,413		BP PLC	783,188	1.0
168,178		BT Group PLC	575,245	0.7
43,805		Capita Group PLC	471,782	0.6
15,100		Ensco International PLC ADR	825,215	1.1
87,620		HSBC Holdings PLC	790,962	1.0
19,338		Imperial Tobacco Group PLC	773,337	1.0
37,242		Land Securities Group PLC	439,803	0.6
66,776		Prudential PLC	818,402	1.1

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
13,056		Reckitt Benckiser PLC	760,035	1.0
91,063		Reed Elsevier PLC	753,553	1.0
34,228		Scottish & Southern Energy PLC	733,966	0.9
112,764		Tesco PLC	581,037	0.8
			9,331,697	12.1

		United States: 38.6%
12,278		Abbott Laboratories	761,973	1.0
15,500		Analog Devices, Inc.	604,190	0.8
77,600		Arch Coal, Inc.	757,376	1.0
16,473		Arthur J. Gallagher & Co.	618,726	0.8
25,498		AT&T, Inc.	839,139	1.1
23,100		Bristol-Myers Squibb Co.	770,847	1.0
24,746		Carnival Corp.	803,998	1.0
20,400		CenturyTel, Inc.	786,624	1.0
11,400		Chevron Corp.	1,214,784	1.6
21,900		Dow Chemical Co.	741,972	1.0
9,300		Eli Lilly & Co.	384,927	0.5
4,238		Everest Re Group Ltd.	419,986	0.5
14,000		ExxonMobil Corp.	1,208,760	1.6
40,400		First Niagara Financial Group, Inc.	361,176	0.5
19,927		Freeport-McMoRan Copper & Gold, Inc.	763,204	1.0
58,461		General Electric Co.	1,144,666	1.5
12,800		Guess ?, Inc.	374,784	0.5
9,000		Harris Corp.	409,860	0.5
33,800		Hewlett-Packard Co.	836,888	1.1
14,200		Home Depot, Inc.	735,418	0.9
8,861		Johnson & Johnson	576,762	0.7
16,988		JPMorgan Chase & Co.	730,144	0.9
21,381		Kraft Foods, Inc.	852,460	1.1
35,525		Microsoft Corp.	1,137,511	1.5
14,269		Molson Coors Brewing Co.	593,305	0.8
5,600		Norfolk Southern Corp.	408,408	0.5
15,900		Northeast Utilities	584,643	0.8
12,794		PepsiCo, Inc.	844,404	1.1
33,547		Pfizer, Inc.	769,233	1.0
45,611	L	Pitney Bowes, Inc.	781,316	1.0
8,900		PNC Financial Services Group, Inc.	590,248	0.8
28,342		PPL Corp.	775,154	1.0
5,898		Procter & Gamble Co.	375,349	0.5
29,700		Sealed Air Corp.	569,646	0.7
12,393		Spectra Energy Corp.	380,961	0.5
19,300		St. Jude Medical, Inc.	747,296	1.0
35,300		Staples, Inc.	543,620	0.7
6,392		Travelers Cos., Inc.	411,133	0.5
13,500		Tyco International Ltd.	757,755	1.0
28,700		UGI Corp.	837,466	1.1
13,800		United Technologies Corp.	1,126,632	1.5
22,258		Wells Fargo & Co.	744,085	1.0
			29,676,829	38.6

		Total Common Stock
		(Cost $72,375,869)	74,337,035	96.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
		Securities Lending Collateralcc(1): 1.5%
132,312		Citigroup, Inc., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $132,313, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $134,958, due 04/15/24-05/01/42)	132,312	0.2
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 4.000%, Market Value plus accrued interest $1,020,000, due 08/15/41-12/20/41)	1,000,000	1.3
			1,132,312	1.5

		Total Short-Term Investments
		(Cost $1,132,312)	1,132,312	1.5

		Total Investments in Securities (Cost $73,508,181)	$ 75,469,347	98.1
		Assets in Excess of Other Liabilities	1,481,939	1.9
		Net Assets	$ 76,951,286	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $74,121,686.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,591,623
Gross Unrealized Depreciation	(4,243,962)
Net Unrealized Appreciation	$1,347,661

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	8.4%
Consumer Staples	7.7

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Energy	11.2
Financials	18.0
Health Care	11.3
Industrials	12.6
Information Technology	8.6
Materials	7.0
Telecommunications	6.2
Utilities	5.6
Short-Term Investments	1.5
Assets in Excess of Other Liabilities	1.9
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$2,346,166	$—	$2,346,166
Brazil	365,928	—	—	365,928
Canada	3,351,777	—	—	3,351,777
France	—	5,866,619	—	5,866,619
Germany	—	4,494,112	—	4,494,112
Hong Kong	742,331	—	—	742,331
Israel	—	633,722	—	633,722
Italy	—	368,209	—	368,209
Japan	—	6,966,522	—	6,966,522
Luxembourg	—	676,584	—	676,584
Netherlands	—	1,999,776	—	1,999,776
Portugal	—	345,074	—	345,074
Singapore	—	1,609,658	—	1,609,658
South Korea	—	380,570	—	380,570
Sweden	—	1,182,875	—	1,182,875
Switzerland	495,217	2,687,772	—	3,182,989
Taiwan	815,597	—	—	815,597
United Kingdom	825,215	8,506,482	—	9,331,697
United States	29,676,829	—	—	29,676,829
Total Common Stock	36,272,894	38,064,141	—	74,337,035
Short-Term Investments	—	1,132,312	—	1,132,312
Total Investments, at value	$36,272,894	$39,196,453	$—	$75,469,347

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Canada: 6.9%
26,900		Centerra Gold, Inc.	348,283	0.3
41,508		GoldCorp, Inc.	1,588,096	1.5
53,300	@	Harry Winston Diamond Corp.	760,773	0.7
138,500	@	Lundin Mining Corp.	672,977	0.6
75,829		Teck Cominco Ltd. - Class B	2,830,696	2.7
34,917	@	Thompson Creek Metals Co., Inc.	207,058	0.2
66,189		Trican Well Services Ltd.	957,474	0.9
		7,365,357		6.9

		France: 1.3%
12,202		Technip S.A.	1,385,660	1.3

		Netherlands: 3.3%
49,373		Royal Dutch Shell PLC - Class A ADR	3,532,145	3.3

		Norway: 2.6%
105,200		Statoil ASA ADR	2,830,932	2.6

		United Kingdom: 5.5%
31,800		Antofagasta PLC	612,370	0.6
83,301		BG Group PLC	1,965,506	1.8
40,965		Ensco International PLC ADR	2,238,737	2.1
11,800		Randgold Resources Ltd. ADR	1,051,970	1.0
		5,868,583		5.5

		United States: 78.6%
45,300		Anadarko Petroleum Corp.	3,316,413	3.1
117,009		Arch Coal, Inc.	1,142,008	1.1
73,000	@	Basic Energy Services, Inc.	1,051,200	1.0
65,500	@	Cameron International Corp.	3,356,875	3.1
72,767		Chevron Corp.	7,754,052	7.2
28,080		Cimarex Energy Co.	1,940,609	1.8
35,000		Cliffs Natural Resources, Inc.	2,179,100	2.0
31,500		ConocoPhillips	2,256,345	2.1
38,900		Devon Energy Corp.	2,717,165	2.5
17,300		Domtar Corp.	1,513,404	1.4
44,700	@	Energy XXI Bermuda Ltd.	1,684,296	1.6
32,200		EOG Resources, Inc.	3,535,882	3.3
38,200		EQT Corp.	1,903,124	1.8
117,564		ExxonMobil Corp.	10,150,476	9.4
15,100	@	Forum Energy Technologies, Inc.	349,112	0.3
114,200		Freeport-McMoRan Copper & Gold, Inc.	4,373,860	4.1
59,700	@	FX Energy, Inc.	339,096	0.3
134,128		Halliburton Co.	4,589,860	4.3
18,300		Hess Corp.	954,162	0.9
106,900	@	Key Energy Services, Inc.	1,353,354	1.3
19,900	@	Laredo Petroleum Holdings, Inc.	525,758	0.5
14,200		Marathon Oil Corp.	416,628	0.4
18,700		Mosaic Co/The	987,734	0.9
20,300		Murphy Oil Corp.	1,115,891	1.0
62,978		National Oilwell Varco, Inc.	4,771,213	4.4
41,100	@	Newfield Exploration Co.	1,475,490	1.4
65,100		Newmont Mining Corp.	3,102,015	2.9
11,900		Occidental Petroleum Corp.	1,085,518	1.0
28,900		Patterson-UTI Energy, Inc.	467,313	0.4
44,500		Range Resources Corp.	2,966,370	2.8
84,300	@	Rowan Cos., Inc.	2,910,879	2.7
56,260		Schlumberger Ltd.	4,171,116	3.9
74,300	@	Southwestern Energy Co.	2,346,394	2.2
37,500	@	Unit Corp.	1,584,375	1.5
		84,387,087		78.6

	Total Common Stock
	(Cost $93,782,189)	105,369,764		98.2

SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
1,179,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $1,179,000)	1,179,000	1.1

	Total Short-Term Investments
	(Cost $1,179,000)	1,179,000		1.1

	Total Investments in Securities (Cost $94,961,189)	$ 106,548,764		99.3
	Assets in Excess of Other Liabilities	773,192		0.7
	Net Assets	$ 107,321,956		100.0

@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $96,838,668.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$15,917,411
Gross Unrealized Depreciation	(6,207,315)
Net Unrealized Appreciation	$9,710,096

Sector Diversification	Percentage of Net Assets
Energy	79.3%
Materials	18.9
Short-Term Investments	1.1
Assets in Excess of Other Liabilities	0.7
Net Assets	100.0%

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
ING GLOBAL NATURAL RESOURCES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Canada	$7,365,357	$—	$—	$7,365,357
France	—	1,385,660	—	1,385,660
Netherlands	3,532,145	—	—	3,532,145
Norway	2,830,932	—	—	2,830,932
United Kingdom	2,238,737	3,629,846	—	5,868,583
United States	84,387,087	—	—	84,387,087
Total Common Stock	100,354,258	5,015,506	—	105,369,764
Short-Term Investments	1,179,000	—	—	1,179,000
Total Investments, at value	$101,533,258	$5,015,506	$—	$106,548,764

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Brazil: 1.4%
30,885		Hypermarcas SA	200,753	0.3
20,480		MRV Engenharia e Participacoes SA	119,690	0.2
40,232	@	PDG Realty SA Empreendimentos e Participacoes	94,557	0.2
16,423		Petroleo Brasileiro SA ADR	386,597	0.7
		801,597		1.4

		Cambodia: 0.3%
386,000		NagaCorp Ltd.	179,153	0.3

		Canada: 1.8%
21,500		Suncor Energy, Inc.	710,174	1.2
24,600		Talisman Energy, Inc.	321,741	0.6
		1,031,915		1.8

		China: 7.7%
2,400	@	Baidu.com ADR	318,480	0.5
191,000		Belle International Holdings	372,686	0.7
493,000	@	China Communications Construction Co., Ltd.	491,226	0.9
383,000		China Construction Bank	297,225	0.5
175,000		China Resources Enterprise	633,444	1.1
277,000		China Yurun Food Group Ltd.	351,772	0.6
137,000		Golden Eagle Retail Group Ltd.	357,608	0.6
564,000		Guangdong Investment Ltd.	413,827	0.7
30,975		Hengan International Group Co., Ltd.	327,302	0.6
440,000		Industrial and Commercial Bank of China Ltd.	292,351	0.5
380,000	L	Lonking Holdings Ltd	137,218	0.3
47,000		Ping An Insurance Group Co. of China Ltd.	390,394	0.7
		4,383,533		7.7

		Denmark: 1.0%
3,842		Novo-Nordisk A/S	566,399	1.0

		France: 3.7%
20,844	@	AXA S.A.	296,196	0.5
1,500		Christian Dior S.A.	226,187	0.4
4,673		LVMH Moet Hennessy Louis Vuitton S.A.	775,229	1.4
20,000		Veolia Environnement	292,833	0.5
11,538		Vinci S.A.	535,136	0.9
		2,125,581		3.7

		Germany: 1.8%
23,828	L	Aixtron AG	435,364	0.8
8,010		Bayer AG	564,415	1.0
		999,779		1.8

		Hong Kong: 1.6%
48,000	@,X	Chaoda Modern Agriculture Holdings Ltd.	5,104	0.0
95,000	@	Chow Tai Fook Jewellery Group Ltd.	143,014	0.2
80,000	@	Galaxy Entertainment Group Ltd.	249,395	0.4
1,364,000		Hengdeli Holdings Ltd.	543,501	1.0
		941,014		1.6

		India: 2.1%
14,322		Axis Bank Ltd.	299,882	0.5
122,000		Dabur India Ltd.	258,553	0.5
135,000		ITC Ltd.	628,224	1.1
		1,186,659		2.1

		Indonesia: 2.5%
92,753		Astra International Tbk PT	714,270	1.3
859,828		Bank Mandiri Persero TBK PT	689,539	1.2
		1,403,809		2.5

		Ireland: 0.9%
11,500		Ingersoll-Rand PLC	488,980	0.9

		Italy: 0.9%
43,000		Fiat Industrial SpA	488,139	0.9

		Japan: 6.0%
9,800		Daikin Industries Ltd.	258,924	0.4
51,000		Hitachi Ltd.	324,831	0.6
13,728		Honda Motor Co., Ltd.	494,060	0.9
1,650		Keyence Corp.	389,441	0.7
25,319		Kubota Corp.	244,408	0.4
23,000		Mitsubishi Estate Co., Ltd.	406,602	0.7
25,200		Mitsui & Co., Ltd.	393,513	0.7
13,000		Mitsui Fudosan Co., Ltd.	238,118	0.4
7,200		Sumitomo Mitsui Financial Group, Inc.	230,391	0.4
10,500		Toyota Motor Corp.	430,267	0.8
		3,410,555		6.0

		Malaysia: 0.5%
259,900		AirAsia BHD	285,147	0.5

		Netherlands: 6.3%
30,231	@	Aegon NV	140,622	0.2
19,330		CSM	272,855	0.5
52,213		Koninklijke KPN NV	468,761	0.8
30,152		Royal Dutch Shell PLC	1,075,393	1.9
152,137		TNT NV	662,026	1.2
27,332		Unilever NV	936,236	1.7
		3,555,893		6.3

		Norway: 0.8%
24,641		Telenor ASA	452,936	0.8

		Peru: 0.6%
2,669	@	Credicorp Ltd.	349,399	0.6

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

		Poland: 0.5%
24,877		Powszechna Kasa Oszczednosci Bank Polski S.A.	266,818	0.5

		Portugal: 0.8%
81,000	L	Portugal Telecom SGPS S.A.	435,870	0.8

		Russia: 1.5%
50,717		Gazprom OAO ADR	585,274	1.0
10,614	@	X5 Retail Group N.V. GDR	268,530	0.5
		853,804		1.5

		Singapore: 1.1%
85,000		Oversea-Chinese Banking Corp.	613,827	1.1

		South Korea: 1.8%
826		Samsung Electronics Co., Ltd.	1,010,992	1.8

		Sweden: 0.5%
27,355	@	Telefonaktiebolaget LM Ericsson	271,183	0.5

		Switzerland: 8.3%
35,000	@	ABB Ltd.	637,801	1.1
7,500		Compagnie Financiere Richemont S.A.	464,240	0.8
17,923	@	Credit Suisse Group	428,698	0.8
21,051		Nestle S.A.	1,290,200	2.3
24,965		Novartis AG	1,378,474	2.4
731		Syngenta AG	256,345	0.4
22,261	@	UBS AG - Reg	278,000	0.5
		4,733,758		8.3

		United Kingdom: 9.9%
38,677		BG Group PLC	912,593	1.6
128,669		BP PLC	929,519	1.6
3,391		British American Tobacco PLC	173,923	0.3
8,500		Carnival PLC	276,095	0.5
22,292		Eurasian Natural Resources Corp.	203,208	0.4
123,419		HSBC Holdings PLC	1,114,127	2.0
24,701		Imperial Tobacco Group PLC	987,806	1.7
7,982		Rio Tinto PLC	447,430	0.8
22,976		Standard Chartered PLC	561,664	1.0
		5,606,365		9.9

		United States: 33.0%
6,265		Abbott Laboratories	388,806	0.7
5,000	@	Acme Packet, Inc.	140,350	0.2
17,399	@	Adobe Systems, Inc.	583,910	1.0
2,110	@	Apple, Inc.	1,232,746	2.2
2,900		Ashland, Inc.	191,023	0.3
3,000	@	BioMarin Pharmaceuticals, Inc.	104,100	0.2
26,646		Blackstone Group LP	361,320	0.6
10,007	@	Celgene Corp.	729,711	1.3
12,700	@	Ciena Corp.	188,214	0.3
27,051		Citigroup, Inc.	893,765	1.6
3,789	@	Citrix Systems, Inc.	324,376	0.6
13,019	@	EMC Corp.	367,266	0.7
1,300	@	F5 Networks, Inc.	174,109	0.3
10,100		Freeport-McMoRan Copper & Gold, Inc.	386,830	0.7
1,618	@	Google, Inc. - Class A	979,262	1.7
17,600		Halliburton Co.	602,272	1.1
2,900	@	Informatica Corp.	133,458	0.2
19,460	@	Juniper Networks, Inc.	417,028	0.7
7,089		Mead Johnson Nutrition Co.	606,535	1.1
39,157		Microsoft Corp.	1,253,807	2.2
4,606		Monsanto Co.	350,885	0.6
7,836		Mosaic Co/The	413,898	0.7
35,998	@	NetApp, Inc.	1,397,802	2.5
6,300	@	Nuance Communications, Inc.	153,972	0.3
5,638		Occidental Petroleum Corp.	514,298	0.9
12,371		Oracle Corp.	363,584	0.6
22,037	@	Quanta Services, Inc.	487,459	0.9
3,000	@	Red Hat, Inc.	178,830	0.3
9,500	@	Riverbed Technolgoy, Inc.	187,435	0.3
6,300		Schlumberger Ltd.	467,082	0.8
11,866	@	Southwestern Energy Co.	374,728	0.7
31,415	@	Symantec Corp.	518,976	0.9
4,641	@	Teradata Corp.	323,849	0.6
10,785		Thermo Fisher Scientific, Inc.	600,185	1.1
6,600	@,L	Universal Display Corp.	296,802	0.5
13,200	@,L	Veeco Instruments, Inc.	398,508	0.7
35,000	@	Weatherford International Ltd.	499,450	0.9
15,000		Wells Fargo & Co.	501,450	0.9
8,225		Yum! Brands, Inc.	598,204	1.1
		18,686,285		33.0

	Total Common Stock
	(Cost $48,529,862)	55,129,390		97.3

EXCHANGE-TRADED FUNDS: 2.0%
13,784	@	SPDR S&P Biotech ETF	1,121,190	2.0

	Total Exchange-Traded Funds
	(Cost $686,236)	1,121,190		2.0

	Total Long-Term Investments
	(Cost $49,216,098)	56,250,580		99.3

See Accompanying Notes to Financial Statements

37

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc(1): 2.8%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.125%, Market Value plus accrued interest $1,020,000, due 05/01/51-09/01/49)	1,000,000	1.8
602,110	Daiwa Capital Markets, Repurchase Agreement dated 04/30/12, 0.24%, due 05/01/12 (Repurchase Amount $602,114, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $614,152, due 05/17/12-08/01/47)	602,110	1.0
		1,602,110	2.8

	Total Short-Term Investments
	(Cost $1,602,110)	1,602,110	2.8

	Total Investments in Securities (Cost $50,818,208)	$ 57,852,690	102.1
	Liabilities in Excess of Other Assets	(1,176,523)	(2.1)
	Net Assets	$ 56,676,167	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $51,258,519.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,359,788
Gross Unrealized Depreciation	(3,765,617)
Net Unrealized Appreciation	$6,594,171

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	10.8%
Consumer Staples	12.3
Energy	13.0
Exchange-Traded Funds	2.0
Financials	15.2
Health Care	7.7
Industrials	9.1
Information Technology	21.7
Materials	3.9
Telecommunications	2.4
Utilities	1.2
Short-Term Investments	2.8
Liabilities in Excess of Other Assets	(2.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

38

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Brazil	$801,597	$—	$—	$801,597
Cambodia	—	179,153	—	179,153
Canada	1,031,915	—	—	1,031,915
China	318,480	4,065,053	—	4,383,533
Denmark	—	566,399	—	566,399
France	—	2,125,581	—	2,125,581
Germany	—	999,779	—	999,779
Hong Kong	143,014	792,896	5,104	941,014
India	—	1,186,659	—	1,186,659
Indonesia	—	1,403,809	—	1,403,809
Ireland	488,980	—	—	488,980
Italy	—	488,139	—	488,139
Japan	—	3,410,555	—	3,410,555
Malaysia	—	285,147	—	285,147
Netherlands	—	3,555,893	—	3,555,893
Norway	—	452,936	—	452,936
Peru	349,399	—	—	349,399
Poland	—	266,818	—	266,818
Portugal	—	435,870	—	435,870
Russia	585,274	268,530	—	853,804
Singapore	—	613,827	—	613,827
South Korea	—	1,010,992	—	1,010,992
Sweden	—	271,183	—	271,183
Switzerland	1,066,499	3,667,259	—	4,733,758
United Kingdom	—	5,606,365	—	5,606,365
United States	18,686,285	—	—	18,686,285
Total Common Stock	23,471,443	31,652,843	5,104	55,129,390
Exchange-Traded Funds	1,121,190	—	—	1,121,190
Short-Term Investments	—	1,602,110	—	1,602,110
Total Investments, at value	$24,592,633	$33,254,953	$5,104	$57,852,690

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING GLOBAL OPPORTUNITIES FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$5,097	$—	$—	$—	$—	$7	$—	$—	$5,104
Total Investments, at value	$5,097	$—	$—	$—	$—	$7	$—	$—	$5,104

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $7

See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Australia: 7.9%
47,788,716		Dexus Property Group	46,365,770	1.2
11,096,005		Goodman Group	41,485,744	1.0
4,516,620		GPT Group	15,376,796	0.4
10,762,775		Investa Office Fund	30,549,857	0.8
6,125,758		Mirvac Group	8,231,120	0.2
7,110,960		Stockland	22,843,472	0.6
11,027,134		Westfield Group	105,434,264	2.6
15,730,581		Westfield Retail Trust	44,390,531	1.1
		314,677,554		7.9

		Brazil: 0.2%
504,600		Sonae Sierra Brasil SA	8,153,440	0.2

		Canada: 2.5%
349,300		Boardwalk Real Estate Investment Trust	20,794,992	0.5
1,671,000		Brookfield Properties Co.	30,345,360	0.7
276,000		Calloway Real Estate Investment Trust	7,677,765	0.2
297,200		Canadian Real Estate Investment Trust	11,640,095	0.3
344,200		Primaris Retail Real Estate	8,073,203	0.2
842,400		RioCan Real Estate Investment Trust	23,143,935	0.6
		101,675,350		2.5

		China: 2.3%
61,863,000	@	Country Garden Holdings Co. Ltd.	26,679,361	0.7
73,900,000	L	Evergrande Real Estate Group Ltd.	42,425,009	1.1
14,080,500	@	Longfor Properties Co., Ltd.	22,243,486	0.5
		91,347,856		2.3

		France: 4.4%
346,316		Fonciere Des Regions	26,833,647	0.7
240,659	@	ICADE	20,303,492	0.5
755,160		Klepierre	23,940,119	0.6
116,020		Societe Immobiliere de Location pour l'Industrie et le Commerce	12,243,023	0.3
492,229		Unibail	92,104,537	2.3
		175,424,818		4.4

		Germany: 0.4%
518,844	@,L	GSW Immobilien AG	17,267,727	0.4

		Hong Kong: 10.0%
7,613,763		Cheung Kong Holdings Ltd.	100,692,463	2.5
4,237,100		Great Eagle Holding Co.	12,444,152	0.3
3,158,600		Hang Lung Group Ltd.	19,699,677	0.5
11,966,245		Hang Lung Properties Ltd.	43,994,210	1.1
2,629,594		Hongkong Land Holdings Ltd.	16,279,919	0.4
8,269,000		Kerry Properties Ltd.	37,519,986	0.9
10,052,900		Link Real Estate Investment Trust	41,824,125	1.1
26,739,200		Sino Land Co.	45,867,058	1.2
4,400,000		Sun Hung Kai Properties Ltd.	52,702,754	1.3
4,694,346		Wharf Holdings Ltd.	27,839,181	0.7
		398,863,525		10.0

		Japan: 12.8%
4,180		Advance Residence Investment Corp.	8,081,058	0.2
577,700		Daito Trust Construction Co., Ltd.	51,951,525	1.3
715,000		Daiwa House Industry Co., Ltd.	9,226,550	0.2
5,182		Japan Real Estate Investment Corp.	45,906,593	1.1
13,843		Japan Retail Fund Investment Corp.	22,071,694	0.6
3,487		Kenedix Realty Investment Corp.	12,157,002	0.3
7,598,230		Mitsubishi Estate Co., Ltd.	134,324,115	3.4
7,035,088		Mitsui Fudosan Co., Ltd.	128,860,377	3.2
2,058		Nippon Accommodations Fund, Inc.	13,589,342	0.3
2,287		Nippon Building Fund, Inc.	21,731,453	0.5
1,331,000		Nomura Real Estate Holdings, Inc.	23,267,442	0.6
7,637,000		Tokyo Tatemono Co., Ltd.	28,200,038	0.7
12,908		United Urban Investment Corp.	15,208,858	0.4
		514,576,047		12.8

		Netherlands: 0.7%
663,120		Corio NV	29,705,889	0.7

		Singapore: 4.8%
2,405,000		Ascendas Real Estate Investment Trust	4,034,585	0.1
29,610,000	L	CapitaCommercial Trust	30,794,974	0.8
26,025,950		CapitaLand Ltd.	61,516,975	1.5
19,216,991		CapitaMall Trust	27,900,400	0.7
3,464,900		Frasers Centrepoint Trust	4,453,731	0.1
31,203,600	@	Global Logistic Properties Ltd.	51,782,696	1.3
4,163,000		Keppel Land Ltd.	10,599,062	0.3
		191,082,423		4.8

		Sweden: 0.5%
1,032,624		Castellum AB	13,075,433	0.3
739,680		Hufvudstaden AB	7,948,076	0.2
		21,023,509		0.5

		United Kingdom: 4.6%
2,260,647		British Land Co. PLC	17,958,782	0.5
1,064,770		Derwent Valley Holdings PLC	30,107,862	0.8
3,417,992		Great Portland Estates PLC	19,978,163	0.5

See Accompanying Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
5,559,961		Hammerson PLC	37,692,796	0.9
4,374,261		Land Securities Group PLC	51,657,106	1.3
5,220,030		Safestore Holdings Ltd.	9,489,843	0.2
4,609,582		Segro PLC	16,542,249	0.4
			183,426,801	4.6

		United States: 47.2%
782,508		AvalonBay Communities, Inc.	113,776,663	2.8
1,085,900		Boston Properties, Inc.	117,548,675	2.9
943,700		BRE Properties, Inc.	49,544,250	1.2
2,942,200		DDR Corp.	43,544,560	1.1
854,500		Douglas Emmett, Inc.	19,858,580	0.5
1,449,800		Equity Residential	89,075,712	2.2
370,100		Essex Property Trust, Inc.	58,464,697	1.5
281,300		Federal Realty Investment Trust	28,315,658	0.7
3,706,111		General Growth Properties, Inc.	65,968,776	1.6
1,047,529		HCP, Inc.	43,420,077	1.1
935,300		Health Care Real Estate Investment Trust, Inc.	52,994,098	1.3
584,300		Highwoods Properties, Inc.	20,292,739	0.5
5,197,135		Host Hotels & Resorts, Inc.	86,480,327	2.2
508,700		Kilroy Realty Corp.	24,137,815	0.6
2,423,700		Kimco Realty Corp.	47,044,017	1.2
1,449,575		Liberty Property Trust	52,837,009	1.3
1,472,141		Macerich Co.	90,639,721	2.3
700,200		Pebblebrook Hotel Trust	16,860,816	0.4
831,700		Post Properties, Inc.	40,503,790	1.0
3,090,902		ProLogis, Inc.	110,592,474	2.8
456,524		Public Storage, Inc.	65,401,628	1.6
1,537,920		Simon Property Group, Inc.	239,300,352	6.0
1,010,830		SL Green Realty Corp.	83,332,825	2.1
910,900		Starwood Hotels & Resorts Worldwide, Inc.	53,925,280	1.3
557,900		Tanger Factory Outlet Centers, Inc.	17,473,428	0.4
579,700		Taubman Centers, Inc.	44,741,246	1.1
2,397,555		UDR, Inc.	63,127,623	1.6
1,095,304		Ventas, Inc.	64,392,922	1.6
1,053,802		Vornado Realty Trust	90,458,364	2.3
			1,894,054,122	47.2

		Total Common Stock
		(Cost $3,095,780,613)	3,941,279,061	98.3

RIGHTS: 0.0%
		Germany: 0.0%
518,844	@,L	GSW Immobilien AG	609,460	0.0

		Total Rights
		(Cost $–)	609,460	0.0

		Total Long-Term Investments
		(Cost $3,095,780,613)	3,941,888,521	98.3

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
		Securities Lending Collateralcc(1): 0.6%
1,230,992		Barclays Bank PLC, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $1,230,998, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $1,255,612, due 05/15/14-02/15/42)	1,230,992	0.0
5,847,206		BNP Paribas Bank, Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $5,847,240, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-4.625%, Market Value plus accrued interest $5,964,154, due 05/08/12-04/30/17)	5,847,206	0.1
5,847,206		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $5,847,235, collateralized by various U.S. Government Securities, 0.625%-2.375%, Market Value plus accrued interest $5,964,170, due 04/30/13-02/15/41)	5,847,206	0.1
5,847,206		Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $5,847,241, collateralized by various U.S. Government Agency Obligations, 2.491%-7.000%, Market Value plus accrued interest $5,964,153, due 08/01/25-04/01/42)	5,847,206	0.2

See Accompanying Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
5,847,206	Goldman Sachs & Co., Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $5,847,238, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $5,964,150, due 02/01/18-07/15/41)	5,847,206	0.2
		24,619,816	0.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
54,060,765	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $54,060,765)	54,060,765	1.4

	Total Short-Term Investments
	(Cost $78,680,581)	78,680,581	2.0

	Total Investments in Securities (Cost $3,174,461,194)	$ 4,020,569,102	100.3
	Liabilities in Excess of Other Assets	(10,920,669)	(0.3)
	Net Assets	$ 4,009,648,433	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,378,819,152.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$813,830,055
Gross Unrealized Depreciation	(172,080,105)
Net Unrealized Appreciation	$641,749,950

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	1.3%
Financials	97.0
Short-Term Investments	2.0
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$314,677,554	$—	$314,677,554
Brazil	8,153,440	—	—	8,153,440
Canada	101,675,350	—	—	101,675,350
China	—	91,347,856	—	91,347,856
France	12,243,023	163,181,795	—	175,424,818
Germany	—	17,267,727	—	17,267,727
Hong Kong	—	398,863,525	—	398,863,525
Japan	—	514,576,047	—	514,576,047
Netherlands	—	29,705,889	—	29,705,889
Singapore	—	191,082,423	—	191,082,423
Sweden	—	21,023,509	—	21,023,509
United Kingdom	—	183,426,801	—	183,426,801
United States	1,894,054,122	—	—	1,894,054,122
Total Common Stock	2,016,125,935	1,925,153,126	—	3,941,279,061
Rights	—	609,460	—	609,460
Short-Term Investments	54,060,765	24,619,816	—	78,680,581
Total Investments, at value	$2,070,186,700	$1,950,382,402	$—	$4,020,569,102

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

44

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 1.9%
215,733		Newcrest Mining Ltd.	5,878,735	1.9

		Brazil: 2.8%
208,300	@	BrasilAgro - Companhia Brasileira de Propriedades Agricolas	826,141	0.3
537,190		Centrais Eletricas Brasileiras SA ADR	6,419,420	2.1
215,200		Profarma Distribuidora de Produtos Farmaceuticos SA	1,075,915	0.4
		8,321,476		2.8

		Canada: 13.3%
742,000	@	Bankers Petroleum Ltd.	2,568,852	0.9
282,668		Barrick Gold Corp.	11,428,267	3.8
485,837	L	Cameco Corp.	10,736,998	3.6
5,724,288	@	Eastern Platinum Ltd.	2,201,984	0.7
439,700	@	Gabriel Resources Ltd.	1,161,732	0.4
49,000	@	Ivanhoe Mines Ltd.	573,790	0.2
210,038		Kinross Gold Corp.	1,879,840	0.6
81,758		Nexen, Inc.	1,582,017	0.5
49,433		Niko Resources Ltd.	2,082,706	0.7
168,000	@,L	Novagold Resources, Inc.	1,204,560	0.4
541,503	@	Uranium Participation Corp.	3,020,379	1.0
19,578		Westjet Airlines Ltd.	278,850	0.1
93,926	@	Westjet Airlines Ltd.	1,353,006	0.4
		40,072,981		13.3

		China: 0.0%
12,100,000	@,X	China Hongxing Sports Ltd.	70,278	0.0

		Egypt: 1.9%
793,638	@	Egyptian Financial Group-Hermes Holding	1,776,149	0.6
522,883		Oriental Weavers	1,653,782	0.5
1,054,342		Telecom Egypt	2,262,076	0.8
		5,692,007		1.9

		Finland: 0.8%
691,297		Nokia OYJ ADR	2,523,234	0.8

		France: 7.9%
105,485	@,L	Areva SA	1,846,609	0.6
30,350		Carrefour S.A.	609,624	0.2
650,000		Electricite de France SA	13,770,843	4.6
187,152		Thales S.A.	6,488,214	2.2
54,000		Vivendi	998,811	0.3
		23,714,101		7.9

		Greece: 0.5%
171,616		OPAP S.A.	1,533,717	0.5

		Hong Kong: 0.7%
163,000		Guoco Group Ltd.	1,363,648	0.5
1,618,000	L	United Laboratories International Holdings Ltd.	649,769	0.2
		2,013,417		0.7

		Hungary: 0.5%
24,316		Egis PLC	1,623,473	0.5

		India: 0.3%
276,205		Pantaloon Retail India Ltd.	981,687	0.3

		Indonesia: 1.6%
6,840,000		Medco Energi Internasional Tbk PT	1,557,755	0.5
89,200		Telekomunikasi Indonesia Tbk PT ADR	3,229,932	1.1
		4,787,687		1.6

		Italy: 3.6%
833,583		ERG S.p.A.	6,281,960	2.1
372,500	L	Finmeccanica S.p.A.	1,602,368	0.5
3,160,000	@	Telecom Italia S.p.A. RNC	2,959,740	1.0
		10,844,068		3.6

		Japan: 15.3%
119,000		Chugoku Marine Paints Ltd.	710,136	0.2
1,295,550		Chuo Mitsui Trust Holdings, Inc.	3,795,368	1.3
766,000		Daiwa Securities Group, Inc.	2,894,722	1.0
100,900		East Japan Railway Co.	6,277,711	2.1
158,000		Futaba Corp.	2,461,837	0.8
71,300		Japan Digital Laboratory Co.	776,078	0.3
681,000		Japan Steel Works Ltd.	4,142,291	1.4
276,000		Kamigumi Co., Ltd.	2,218,209	0.7
68,100		Kurita Water Industries Ltd.	1,668,725	0.6
187,500		Mitsui & Co., Ltd.	2,927,925	1.0
166,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	3,069,615	1.0
153,200		Nippon Telegraph & Telephone Corp.	6,931,635	2.3
115,000		Organo Corp.	748,501	0.2
250,600		Sanshin Electronics Co., Ltd.	1,901,168	0.6
243,000		Toppan Printing Co., Ltd.	1,645,848	0.5
1,590		TV Asahi Corp.	2,374,843	0.8
36,700		West Japan Railway Co.	1,507,727	0.5
		46,052,339		15.3

		Lebanon: 0.5%
106,939	#	Solidere GDR	1,403,040	0.5

		Norway: 1.0%
5,964,105		Marine Harvest	3,060,972	1.0

		Russia: 4.9%
558,200		Gazprom OAO ADR	6,441,628	2.2
27,429,700	@	OGK-3 OJSC	987,082	0.3

See Accompanying Notes to Financial Statements

45

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
2,092,000		Federal Hydrogenerating Co. JSC ADR	7,278,827	2.4
		14,707,537		4.9

		Slovenia: 0.5%
22,274		Krka dd Novo mesto	1,402,996	0.5

		South Africa: 2.7%
133,600		AngloGold Ashanti Ltd ADR	4,593,168	1.5
144,750		Impala Platinum Holdings Ltd.	2,825,687	0.9
3,250,000	@	Village Main Reef Ltd.	706,581	0.3
		8,125,436		2.7

		South Korea: 4.1%
330,028		Korea Electric Power Corp. ADR	3,135,266	1.0
363,987		KT Corp. ADR	4,677,233	1.5
348,000		SK Telecom Co., Ltd. ADR	4,704,960	1.6
		12,517,459		4.1

		Switzerland: 1.5%
91,744		Actelion Ltd. - Reg	3,885,170	1.3
11,250		Novartis AG	621,183	0.2
		4,506,353		1.5

		Turkey: 2.1%
511,507	@	Turkcell Iletisim Hizmet AS ADR	6,322,227	2.1

		United Kingdom: 3.8%
2,170,128	@	Polyus Gold International Ltd. GDR	6,727,397	2.2
262,800		Stolt-Nielsen Ltd.	4,699,003	1.6
		11,426,400		3.8

		United States: 25.8%
70,068		Alliant Techsystems, Inc.	3,734,624	1.2
133,000	@	American International Group, Inc.	4,525,990	1.5
529,869		Arch Coal, Inc.	5,171,521	1.7
54,959		Archer-Daniels-Midland Co.	1,694,386	0.6
350,274	L	Best Buy Co., Inc.	7,730,547	2.6
313,426		Chesapeake Energy Corp.	5,779,575	1.9
151,250		Computer Sciences Corp.	4,244,075	1.4
81,000		Eli Lilly & Co.	3,352,590	1.1
90,676		Exelon Corp.	3,537,271	1.2
12,000		Hess Corp.	625,680	0.2
123,605	@	Ingram Micro, Inc.	2,405,353	0.8
137,487		Kroger Co.	3,199,323	1.1
97,487		Microsoft Corp.	3,121,534	1.0
255,200		Newmont Mining Corp.	12,160,280	4.0
313,002		Old Republic International Corp.	3,114,370	1.0
725,786		Southwest Airlines Co.	6,009,508	2.0
56,477	@	Southwestern Energy Co.	1,783,544	0.6
142,975	@	Western Digital Corp.	5,548,860	1.9
		77,739,031		25.8

	Total Common Stock
	(Cost $334,100,198)	295,320,651		98.0

PREFERRED STOCK: 0.5%
		South Korea: 0.5%
74,600		LG Electronics, Inc.	1,332,028	0.5

	Total Preferred Stock
	(Cost $2,419,000)	1,332,028		0.5

RIGHTS: 0.0%
		Hong Kong: 0.0%
404,500	@	United Laboratories International Holdings Ltd.	47,964	0.0

	Total Rights
	(Cost $–)	47,964		0.0

	Total Long-Term Investments
	(Cost $336,519,198)	296,700,643		98.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
		Securities Lending Collateralcc(1): 2.4%
1,742,300		BNP Paribas Bank, Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $1,742,310, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-4.625%, Market Value plus accrued interest $1,777,147, due 05/08/12-04/30/17)	1,742,300	0.6
366,800		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $366,802, collateralized by various U.S. Government Securities, 0.625%-2.375%, Market Value plus accrued interest $374,137, due 04/30/13-02/15/41)	366,800	0.1

See Accompanying Notes to Financial Statements

46

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,742,300	Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,742,311, collateralized by various U.S. Government Agency Obligations, 2.491%-7.000%, Market Value plus accrued interest $1,777,147, due 08/01/25-04/01/42)	1,742,300	0.6
1,742,300	JPMorgan Chase & Co., Repurchase Agreement dated 04/30/12, 0.21%, due 05/01/12 (Repurchase Amount $1,742,310, collateralized by various U.S. Government Agency Obligations, 1.988%-6.297%, Market Value plus accrued interest $1,777,149, due 05/01/17-11/01/41)	1,742,300	0.6
1,742,300	Royal Bank of Canada, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,742,310, collateralized by various U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $1,777,146, due 07/30/12-03/01/42)	1,742,300	0.5
		7,336,000	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
1,765,221	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,765,221)	1,765,221	0.6

	Total Short-Term Investments
	(Cost $9,101,221)	9,101,221	3.0

	Total Investments in Securities (Cost $345,620,419)	$ 305,801,864	101.5
	Liabilities in Excess of Other Assets	(4,463,304)	(1.5)
	Net Assets	$ 301,338,560	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $350,718,550.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$15,906,251
Gross Unrealized Depreciation	(60,822,937)
Net Unrealized Depreciation	$(44,916,686)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	5.2%
Consumer Staples	3.2
Energy	15.5
Financials	8.4
Health Care	4.2
Industrials	15.8
Information Technology	6.8
Materials	17.1
Telecommunications	10.7
Utilities	11.6
Short-Term Investments	3.0
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$5,878,735	$—	$5,878,735
Brazil	8,321,476	—	—	8,321,476
Canada	40,072,981	—	—	40,072,981
China	—	—	70,278	70,278
Egypt	3,915,858	1,776,149	—	5,692,007
Finland	2,523,234	—	—	2,523,234
France	1,846,609	21,867,492	—	23,714,101
Greece	—	1,533,717	—	1,533,717
Hong Kong	—	2,013,417	—	2,013,417
Hungary	—	1,623,473	—	1,623,473
India	—	981,687	—	981,687
Indonesia	3,229,932	1,557,755	—	4,787,687
Italy	—	10,844,068	—	10,844,068
Japan	—	46,052,339	—	46,052,339
Lebanon	1,403,040	—	—	1,403,040
Norway	—	3,060,972	—	3,060,972
Russia	7,428,710	7,278,827	—	14,707,537
Slovenia	—	1,402,996	—	1,402,996
South Africa	5,299,749	2,825,687	—	8,125,436
South Korea	12,517,459	—	—	12,517,459
Switzerland	—	4,506,353	—	4,506,353
Turkey	6,322,227	—	—	6,322,227
United Kingdom	6,727,397	4,699,003	—	11,426,400
United States	77,739,031	—	—	77,739,031
Total Common Stock	177,347,703	117,902,670	70,278	295,320,651
Preferred Stock	—	1,332,028	—	1,332,028
Rights	—	47,964	—	47,964
Short-Term Investments	1,765,221	7,336,000	—	9,101,221
Total Investments, at value	$179,112,924	$126,618,662	$70,278	$305,801,864

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/(Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$554,471	$–	$–	$–	$–	$(484,193)	$–	$–	$70,278
Total Investments, at value	$554,471	$–	$–	$–	$–	$(484,193)	$–	$–	$70,278

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(484,193).

See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		China: 45.7%
208,000		Agile Property Holdings Ltd.	270,627	0.9
221,000		Agricultural Bank of China Ltd.	104,522	0.3
96,000	@	Anhui Conch Cement Co., Ltd.	319,348	1.0
510,000		Anton Oilfield Services Group	79,757	0.2
1,435,400		Bank of China Ltd.	597,732	1.9
290,000	@	China Coal Energy Co. - Class H	331,322	1.0
603,000	@	China Communications Construction Co., Ltd.	600,830	1.9
932,000		China Communications Services Corp., Ltd.	478,082	1.5
1,200,960		China Construction Bank	931,998	2.9
255,000		China High Speed Transmission Equipment Group Co., Ltd.	122,440	0.4
165,000	@	China Life Insurance Co., Ltd.	439,320	1.4
438,000		China Minsheng Banking Corp. Ltd	453,237	1.4
144,000		China Mobile Ltd.	1,593,147	5.0
70,000		China Oilfield Services Ltd.	112,767	0.4
84,000		China Overseas Land & Investment Ltd.	181,525	0.6
398,000		China Petroleum & Chemical Corp.	422,720	1.3
1,371,000		China Power International Development Ltd.	309,625	1.0
463,000		China Railway Group Ltd.	182,504	0.6
56,000		China Resources Enterprise	202,702	0.6
76,500	@	China Shenhua Energy Co., Ltd.	337,828	1.1
180,000	@	China Telecom Corp., Ltd.	96,471	0.3
134,000	#,@	CITIC Securities Co. Ltd.	280,132	0.9
448,000		CNOOC Ltd.	946,691	3.0
756,000		Datang International Power Generation Co., Ltd.	267,942	0.8
900,000	@,X	Fook Woo Group Holdings Ltd.	158,919	0.5
176,000	@	Glorious Property Holdings Ltd.	26,765	0.1
196,000	@	Guangzhou Automobile Group Co. Ltd.	216,405	0.7
72,000	#,@	Haitong Securities Co. Ltd.	100,781	0.3
15,000		Hengan International Group Co., Ltd.	158,500	0.5
1,409,140		Industrial and Commercial Bank of China Ltd.	936,281	3.0
30,000		Inner Mongolia Yitai Coal Co.	171,027	0.5
286,000		Maanshan Iron & Steel	80,057	0.3
530,000		PetroChina Co., Ltd.	790,599	2.5
40,500		Ping An Insurance Group Co. of China Ltd.	336,404	1.1
147,000	X	Real Gold Mining Ltd.	83,934	0.3
262,000		Shenguan Holdings Group Ltd.	141,397	0.4
534,000	@	China National Materials Co. Ltd.	205,335	0.6
268,000		Sinopec Shanghai Petrochemical Co. Ltd.	93,025	0.3
12,588		Spreadtrum Communications, Inc. ADR	173,714	0.5
25,900		Tencent Holdings Ltd.	810,250	2.6
111,500		Zhaojin Mining Industry Co. Ltd.	155,194	0.5
615,000	@	Zijin Mining Group Co., Ltd.	199,309	0.6
		14,501,165		45.7

		Hong Kong: 25.6%
216,000		AIA Group Ltd.	764,396	2.4
611,000		C C Land Holdings Ltd.	128,807	0.4
56,000		Cheung Kong Holdings Ltd.	740,603	2.3
170,000		China Everbright Ltd.	268,344	0.8
307,000		Chow Sang Sang Holdings International Ltd.	776,297	2.4
194,000		Cnpc Hong Kong Ltd.	340,453	1.1
323,280		Dah Sing Banking Group Ltd.	334,094	1.1
97,000	@	Galaxy Entertainment Group Ltd.	302,391	1.0
412,000	@	HKT Trust / HKT Ltd.	320,205	1.0
24,000		Hong Kong Exchanges and Clearing Ltd.	381,672	1.2
23,500		HongKong Electric Holdings	175,450	0.6
49,000		Hutchison Whampoa Ltd.	469,422	1.5
332,000		K Wah International Holdings Ltd.	139,650	0.4
62,500		Kerry Properties Ltd.	283,589	0.9
1,200,000		Kosmopolito Hotels International Ltd.	207,815	0.7
150,000		Li & Fung Ltd.	319,867	1.0
60,400	@	MGM China Holdings Ltd.	111,447	0.3
79,500		MTR Corp.	281,957	0.9
194,000		Sino Land Co.	332,778	1.0
31,000		Sun Hung Kai Properties Ltd.	371,315	1.2
18,500		Swire Pacific Ltd.	218,079	0.7
34,000		Television Broadcasts Ltd.	249,084	0.8
100,500		Wharf Holdings Ltd.	596,002	1.9
		8,113,717		25.6

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

	Taiwan: 28.4%
171,000	Cathay Financial Holding Co., Ltd.	179,770	0.6
313,000	China Airlines Ltd.	121,146	0.4
363,522	China Life Insurance Co., Ltd.	322,312	1.0
254,091	Chinatrust Financial Holding Co., Ltd.	161,064	0.5
139,000	Chipbond Technology Corp.	186,792	0.6
51,000	Chunghwa Telecom Co., Ltd.	159,468	0.5
295,000	Compal Electronics, Inc.	337,727	1.1
720,745	E.Sun Financial Holding Co., Ltd.	380,480	1.2
459,000	Eva Airways Corp.	274,351	0.9
243,000	Evergreen Marine Corp.	142,438	0.5
234,110	Far Eastern New Century Corp.	262,836	0.8
56,000	Formosa Chemicals & Fibre Co.	161,636	0.5
32,000	Foxconn Technology Co., Ltd.	112,000	0.4
358,000	Fubon Financial Holding Co., Ltd.	370,377	1.2
326,256	Hon Hai Precision Industry Co., Ltd.	1,025,806	3.2
25,492	HTC Corp.	382,642	1.2
70,455	Huaku Development Co. Ltd	168,420	0.5
2,496	J Touch Corp.	2,700	0.0
483,000	King Yuan Electronics Co., Ltd.	198,971	0.6
28,000	MediaTek, Inc.	241,232	0.8
482,000	Mega Financial Holdings Co., Ltd.	378,958	1.2
32,000	MStar Semiconductor, Inc.	188,862	0.6
199,000	Prince Housing & Development Corp.	142,223	0.4
69,000	Synnex Technology International Corp.	161,136	0.5
117,000	Taiwan Fertilizer Co., Ltd.	278,396	0.9
616,000	Taiwan Semiconductor Manufacturing Co., Ltd.	1,820,672	5.7
13,000	@ TPK Holding Co. Ltd	158,645	0.5
743,000	United Microelectronics Corp.	388,643	1.2
598,159	Yuanta Financial Holding Co., Ltd.	284,936	0.9
		8,994,639	28.4

	Total Common Stock
	(Cost $27,485,362)	31,609,521	99.7

	Assets in Excess of Other Liabilities	88,642	0.3
	Net Assets	$ 31,698,163	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Cost for federal income tax purposes is $28,537,844.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,461,718
Gross Unrealized Depreciation	(2,390,041)
Net Unrealized Appreciation	$3,071,677

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	6.9%
Consumer Staples	1.5
Energy	11.1
Financials	36.6
Industrials	9.0
Information Technology	19.5
Materials	4.4
Telecommunications	8.3
Utilities	2.4
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
China	$274,495	$13,983,817	$242,853	$14,501,165
Hong Kong	320,205	7,793,512	—	8,113,717
Taiwan	—	8,994,639	—	8,994,639
Total Common Stock	594,700	30,771,968	242,853	31,609,521
Total Investments, at value	$594,700	$30,771,968	$242,853	$31,609,521

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/(Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$83,824	$–	$–	$–	$–	$110	$158,918	$–	$242,852
Total Investments, at value	$83,824	$–	$–	$–	$–	$110	$158,918	$–	$242,852

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $110.

See Accompanying Notes to Financial Statements

52

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Australia: 8.6%
4,235		AGL Energy Ltd.	65,902	0.1
6,418		AMP Ltd.	28,378	0.0
1,333		ASX Ltd.	44,317	0.1
12,030		Australia & New Zealand Banking Group Ltd.	298,022	0.3
15,398		Bendigo Bank Ltd.	120,408	0.1
23,124		BHP Billiton Ltd.	858,067	1.0
1,964		Caltex Australia Ltd.	27,981	0.0
1,172		Campbell Brothers Ltd.	83,163	0.1
29,517		CFS Retail Property Trust	59,042	0.1
2,214		Coca-Cola Amatil Ltd.	28,657	0.0
19,971		Commonwealth Bank of Australia	1,077,294	1.2
6,665		Computershare Ltd.	58,130	0.1
959		CSL Ltd.	36,519	0.0
51,081		Dexus Property Group	49,560	0.1
7,013		Fortescue Metals Group Ltd.	40,741	0.1
11,171		GPT Group	38,032	0.0
14,000		Harvey Norman Holdings Ltd.	29,355	0.0
25,740		Iluka Resources Ltd.	449,637	0.5
24,190		Insurance Australia Group	88,729	0.1
11,168		Macquarie Group Ltd.	336,609	0.4
53,892		Metcash Ltd.	221,731	0.3
46,489		Mirvac Group	62,467	0.1
20,309		National Australia Bank Ltd.	530,863	0.6
4,005		Newcrest Mining Ltd.	109,136	0.1
3,057		Orica Ltd.	85,075	0.1
4,778		Origin Energy Ltd.	65,645	0.1
2,671		QBE Insurance Group Ltd.	38,324	0.1
17,839		QR National Ltd.	67,316	0.1
1,462		Ramsay Health Care Ltd.	30,470	0.0
5,138		Rio Tinto Ltd.	351,567	0.4
14,271		Sonic Healthcare Ltd.	186,688	0.2
22,708		Stockland	72,948	0.1
10,505		Suncorp-Metway Ltd.	88,582	0.1
28,479		Sydney Airport	86,081	0.1
9,417		TABCORP Holdings Ltd.	28,090	0.0
11,669		Tattersall's Ltd.	31,338	0.0
41,265		Telstra Corp., Ltd.	152,143	0.2
4,683		Toll Holdings Ltd.	28,384	0.0
1,200		Wesfarmers Ltd.	37,682	0.0
4,547		Westfield Group	43,475	0.1
27,040		Westfield Retail Trust	76,305	0.1
24,463		Westpac Banking Corp.	576,500	0.7
5,494		Woodside Petroleum Ltd.	198,682	0.2
11,715		Woolworths Ltd.	315,881	0.4
6,148		WorleyParsons Ltd.	180,021	0.2
		7,483,937		8.6

		Austria: 0.4%
15,570		Immofinanz Immobilien Anlagen AG	54,817	0.1
6,488		OMV AG	219,467	0.2
1,484		Raiffeisen International Bank Holding AG	49,379	0.1
1,405		Voestalpine AG	45,770	0.0
		369,433		0.4

		Belgium: 0.9%
14,233	@	Anheuser-Busch InBev NV	19	0.0
987		Anheuser-Busch InBev NV	71,138	0.1
5,643		Groupe Bruxelles Lambert S.A.	391,629	0.5
6,131		Mobistar S.A.	232,150	0.3
612		UCB S.A.	28,617	0.0
502		Umicore	27,261	0.0
		750,814		0.9

		China: 0.2%
60,000		BOC Hong Kong Holdings Ltd.	185,452	0.2
44,000	@	Foxconn International Holdings Ltd.	20,806	0.0
		206,258		0.2

		Denmark: 0.5%
4		AP Moller - Maersk A/S - Class A	29,835	0.0
674		Coloplast A/S	124,781	0.2
1,277		Novo-Nordisk A/S	188,259	0.2
1,434		Novozymes A/S	37,632	0.0
6,915		TDC A/S	49,568	0.1
		430,075		0.5

		Finland: 1.6%
1,534		Kone OYJ	94,930	0.1
12,682		Metso OYJ	544,725	0.6
7,515		Nokian Renkaat OYJ	356,748	0.4
19,045		Orion Oyj	388,493	0.5
		1,384,896		1.6

		France: 7.4%
68,278	@	Alcatel-Lucent	104,999	0.1
2,065		Arkema	183,143	0.2
610		Atos Origin	39,309	0.1
19,098	@	AXA S.A.	271,385	0.3
6,977		BNP Paribas	281,587	0.3
7,000		Bouygues S.A.	190,985	0.2
1,220	@	Casino Guichard Perrachon S.A.	119,864	0.1
1,358	@	Cie Generale de Geophysique-Veritas	38,944	0.1
1,235		Christian Dior S.A.	186,227	0.2
383		Cie Generale des Etablissements Michelin	28,623	0.0
6,234		CNP Assurances	87,528	0.1
10,427		Credit Agricole S.A.	53,675	0.1
909		Edenred	29,040	0.0
8,245		Electricite de France SA	174,678	0.2
475		Fonciere Des Regions	36,804	0.1
8,859		France Telecom S.A.	121,439	0.1
352		Gecina S.A.	32,653	0.0
4,795		Groupe Danone	337,563	0.4

See Accompanying Notes to Financial Statements

53

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
355	@	ICADE	29,950	0.0
211		Iliad SA	27,173	0.0
919	@	JC Decaux SA	26,090	0.0
11,223		Klepierre	355,792	0.4
1,415		L'Oreal S.A.	170,333	0.2
221		LVMH Moet Hennessy Louis Vuitton S.A.	36,663	0.1
15,192		Natixis	46,311	0.1
2,385		Publicis Groupe	123,154	0.1
4,277		Renault S.A.	194,563	0.2
6,022		Sanofi-Aventis	459,970	0.5
832	@	Schneider Electric S.A.	51,248	0.1
11,972		Scor S.A.	316,511	0.4
3,186		Societe BIC S.A.	350,948	0.4
18,067		Societe Generale	427,722	0.5
2,357		Sodexho Alliance S.A.	187,776	0.2
4,708		Thales S.A.	163,218	0.2
19,485		Total S.A.	935,348	1.1
585		Unibail	109,464	0.1
6,874		Vivendi	127,145	0.2
		6,457,825		7.4

		Germany: 7.1%
2,755		Adidas AG	229,794	0.3
2,259		Allianz AG	251,971	0.3
555		Axel Springer AG	25,322	0.0
11,057		BASF AG	910,355	1.1
4,665		Bayer AG	328,713	0.4
4,449		Bayerische Motoren Werke AG	423,153	0.5
1,612		Celesio AG	27,799	0.0
720		DaimlerChrysler AG	39,839	0.1
4,840		Deutsche Bank AG	210,119	0.2
1,425		Deutsche Boerse AG	89,474	0.1
30,915		Deutsche Post AG	577,303	0.7
19,059		Deutsche Telekom AG	214,885	0.3
1,263		E.ON AG	28,597	0.0
2,556		Fresenius AG	255,184	0.3
2,647		GEA Group AG	87,424	0.1
1,065		Hannover Rueckversicheru - Reg	64,451	0.1
1,443		Henkel KGaA - Vorzug	107,381	0.1
9,512		Infineon Technologies AG	94,792	0.1
933	@	Kabel Deutschland Holding AG	58,819	0.1
3,556		Lanxess	283,115	0.3
159		Linde AG	27,215	0.0
6,306		Metro AG	203,588	0.2
860		Muenchener Rueckversicherungs AG	124,915	0.1
6,621		RWE AG	284,616	0.3
1,154		Salzgitter AG	60,485	0.1
5,389		SAP AG	357,363	0.4
3,401		Siemens AG	315,681	0.4
5,447		Suedzucker AG	165,872	0.2
742		Volkswagen AG	126,752	0.1
2,150		Wacker Chemie AG	173,362	0.2
		6,148,339		7.1

		Greece: 0.1%
3,209	@	Coca-Cola Hellenic Bottling Co. S.A.	63,716	0.1
8,863		Hellenic Telecommunications Organization S.A.	28,934	0.0
		92,650		0.1

		Hong Kong: 2.4%
24,430		AIA Group Ltd.	86,455	0.1
58,000		Cathay Pacific Airways Ltd.	98,126	0.1
14,000		Cheung Kong Holdings Ltd.	185,151	0.2
28,000		Cheung Kong Infrastructure Holdings Ltd.	165,937	0.2
15,500		CLP Holdings Ltd.	132,691	0.2
154,000		First Pacific Co.	166,821	0.2
6,000		Henderson Land Development Co., Ltd.	34,045	0.0
12,173	@	HKT Trust / HKT Ltd.	9,461	0.0
2,600		Hong Kong Exchanges and Clearing Ltd.	41,348	0.0
11,000		HongKong Electric Holdings	82,125	0.1
22,000		Link Real Estate Investment Trust	91,529	0.1
75,000		NWS Holdings Ltd.	112,683	0.1
235,000		PCCW Ltd.	87,261	0.1
50,000		Sino Land Co.	85,767	0.1
17,000		Sun Hung Kai Properties Ltd.	203,624	0.2
26,500		Swire Pacific Ltd.	312,383	0.4
12,000		Wharf Holdings Ltd.	71,164	0.1
40,000		Wheelock & Co., Ltd.	134,768	0.2
		2,101,339		2.4

		India: 0.0%
1,440		Vedanta Resources PLC	28,541	0.0

		Israel: 0.6%
3,743		Israel Chemicals Ltd.	42,815	0.1
5,463	@	Mizrahi Tefahot Bank Ltd.	49,226	0.1
1,052	@	NICE Systems Ltd.	40,331	0.0
7,620		Teva Phaemaceutical Industries Ltd.	348,441	0.4
		480,813		0.6

		Italy: 2.7%
2,733		Assicurazioni Generali S.p.A.	37,287	0.1
1,775		Altantia S.p.A.	26,913	0.0
33,403		Banca Carige S.p.A	34,919	0.0
33,605		Banco Popolare Scarl	49,973	0.1
139,692		Enel S.p.A.	458,105	0.5
42,795		ENI S.p.A.	950,895	1.1
4,124		Exor S.p.A.	96,018	0.1
60,323	@	Fiat S.p.A	291,372	0.3
90,253		Intesa Sanpaolo S.p.A.	136,810	0.2
9,197		Pirelli & C S.p.A.	112,062	0.1
109,525	@	Telecom Italia S.p.A.	124,254	0.2
7,214		Terna S.p.A	26,798	0.0
7,589		UniCredit SpA	30,270	0.0
		2,375,676		2.7

		Japan: 22.6%
11,000		Aeon Co., Ltd.	143,605	0.2
1,200		Aeon Mall Co., Ltd.	26,611	0.0

See Accompanying Notes to Financial Statements

54

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
4,200	Aisin Seiki Co., Ltd.	147,893	0.2
29,000	Aozora Bank Ltd.	74,379	0.1
600	Benesse Holdings, Inc.	29,791	0.0
1,200	Bridgestone Corp.	28,394	0.0
8,600	Canon, Inc.	389,820	0.5
28	Central Japan Railway Co.	232,460	0.3
12,000	Chiyoda Corp.	144,503	0.2
10,200	Chubu Electric Power Co., Inc.	167,045	0.2
141,000	Chuo Mitsui Trust Holdings, Inc.	413,065	0.5
20,000	Daihatsu Motor Co., Ltd.	377,538	0.4
7,400	Daiichi Sankyo Co., Ltd.	127,083	0.2
46,400	Dainippon Sumitomo Pharma Co., Ltd.	464,689	0.5
800	Daito Trust Construction Co., Ltd.	71,943	0.1
7,000	Daiwa House Industry Co., Ltd.	90,330	0.1
36,000	Denki Kagaku Kogyo K K	139,336	0.2
1,200	East Japan Railway Co.	74,661	0.1
3,400	Eisai Co., Ltd.	132,883	0.2
135,000	Fuji Electric Holdings Co., Ltd.	361,580	0.4
14,000	Fuji Heavy Industries Ltd.	105,595	0.1
8,400	Fuji Photo Film Co., Ltd.	178,167	0.2
91,000	Fukuoka Financial Group, Inc.	378,604	0.4
1,900	Gree, Inc.	51,389	0.1
9,000	Gunma Bank Ltd.	45,664	0.1
620	Hakuhodo DY Holdings, Inc.	38,716	0.0
3,700	Hirose Electric Co., Ltd.	387,433	0.4
4,800	Hitachi High-Technologies Corp.	120,623	0.1
5,100	Honda Motor Co., Ltd.	183,545	0.2
6,500	Ibiden Co., Ltd.	132,704	0.2
2,500	Idemitsu Kosan Co., Ltd.	230,191	0.3
7	Inpex Holdings, Inc.	46,218	0.1
5,000	Isuzu Motors Ltd.	28,547	0.0
25,860	Itochu Corp.	292,586	0.3
9,000	Iyo Bank Ltd.	74,688	0.1
99	Japan Tobacco, Inc.	548,429	0.6
1,400	JFE Holdings, Inc.	26,182	0.0
9,700	JX Holdings, Inc.	54,717	0.1
33,000	Kaneka Corp.	203,937	0.2
11,200	Kansai Electric Power Co., Inc.	162,406	0.2
5,400	Kao Corp.	144,695	0.2
11,000	Kawasaki Heavy Industries Ltd.	33,019	0.0
173,000	Kawasaki Kisen Kaisha Ltd.	364,399	0.4
40	KDDI Corp.	261,852	0.3
1,700	Keyence Corp.	401,242	0.5
91,000	Kobe Steel Ltd.	129,784	0.2
2,000	Koito Manufacturing Co., Ltd.	30,948	0.0
1,600	Konami Corp.	46,273	0.1
21,000	Konica Minolta Holdings, Inc.	170,376	0.2
2,500	Kyocera Corp.	243,725	0.3
700	Makita Corp.	26,795	0.0
33,000	Marubeni Corp.	229,142	0.3
2,400	Maruichi Steel Tube Ltd.	52,816	0.1
5,014	Miraca Holdings, Inc.	197,470	0.2
15,500	Mitsubishi Chemical Holdings Corp.	81,686	0.1
13,900	Mitsubishi Corp.	301,240	0.4
3,000	Mitsubishi Estate Co., Ltd.	53,035	0.1
64,097	Mitsubishi UFJ Financial Group, Inc.	307,763	0.4
2,870	Mitsubishi UFJ Lease & Finance Co., Ltd.	119,243	0.1
17,792	Mitsui & Co., Ltd.	277,833	0.3
5,452	Mitsui Fudosan Co., Ltd.	99,863	0.1
7,000	Mitsui OSK Lines Ltd.	27,131	0.0
3,500	Mitsui Sumitomo Insurance Group Holdings, Inc.	64,526	0.1
87,284	Mizuho Financial Group, Inc.	137,604	0.2
4,000	Namco Bandai Holdings, Inc.	57,195	0.1
2,000	NGK Insulators Ltd.	24,945	0.0
7,000	Nippon Express Co., Ltd.	26,425	0.0
1,800	Nippon Telegraph & Telephone Corp.	81,442	0.1
84,000	Nippon Yusen KK	248,307	0.3
13,966	Nishi-Nippon City Bank Ltd.	36,939	0.0
21,600	Nissan Motor Co., Ltd.	224,576	0.3
400	Nitori Co., Ltd.	36,808	0.0
3,800	NKSJ Holdings, Inc.	78,218	0.1
1,600	NOK Corp.	32,913	0.0
7,100	Nomura Holdings, Inc.	29,104	0.0
19,300	Nomura Real Estate Holdings, Inc.	337,387	0.4
97	NTT DoCoMo, Inc.	165,628	0.2
65	NTT Urban Development Corp.	49,862	0.1
6,000	Obayashi Corp.	25,397	0.0
700	Oracle Corp. Japan	27,037	0.0
900	Oriental Land Co., Ltd.	99,784	0.1
2,410	ORIX Corp.	230,422	0.3
7,000	Osaka Gas Co., Ltd.	28,309	0.0
300	Otsuka Corp.	24,128	0.0
600	Rinnai Corp.	43,712	0.1
7,500	Sankyo Co., Ltd.	361,615	0.4
800	Secom Co., Ltd.	37,853	0.0
10,700	Seiko Epson Corp.	142,743	0.2
22,000	Sekisui House Ltd.	203,948	0.2
10,100	Seven & I Holdings Co., Ltd.	305,729	0.4
12,400	Seven Bank Ltd.	30,637	0.0
900	Shikoku Electric Power Co., Inc.	23,247	0.0
4,100	Shiseido Co., Ltd.	71,779	0.1
10,600	Softbank Corp.	316,373	0.4
87,600	Sojitz Corp.	147,530	0.2
6,000	Sony Corp.	97,043	0.1
11,400	Sony Financial Holdings, Inc.	186,313	0.2
24,000	Stanley Electric Co., Ltd.	367,671	0.4
48,800	Sumitomo Corp.	693,506	0.8
5,000	Sumitomo Heavy Industries	25,788	0.0
16,000	Sumitomo Metal Mining Co., Ltd.	209,877	0.2

See Accompanying Notes to Financial Statements

55

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
8,200		Sumitomo Mitsui Financial Group, Inc.	262,390	0.3
9,300		Suzuki Motor Corp.	218,889	0.3
2,500		T&D Holdings, Inc.	26,949	0.0
54,000		Taiyo Nippon Sanso Corp.	373,075	0.4
5,751		Takeda Pharmaceutical Co., Ltd.	250,945	0.3
600		Terumo Corp.	27,492	0.0
49,000		Toho Gas Co., Ltd.	295,660	0.3
2,400		Tohoku Electric Power Co., Inc.	25,165	0.0
5,049		Tokio Marine Holdings, Inc.	129,172	0.2
1,600		Tokyo Electron Ltd.	88,666	0.1
6,000		Tokyu Corp.	28,097	0.0
7,000		Tokyu Land Corp.	33,737	0.0
4,000		Toppan Printing Co., Ltd.	27,092	0.0
4,000		Toto Ltd.	29,596	0.0
2,000		Toyo Seikan Kaisha Ltd.	26,614	0.0
5,100		Toyoda Gosei Co., Ltd.	103,948	0.1
3,800		Toyota Industries Corp.	107,334	0.1
16,090		Toyota Motor Corp.	659,332	0.8
19,100		Toyota Tsusho Corp.	378,767	0.4
2,200		Trend Micro, Inc.	66,739	0.1
50,000		Ube Industries Ltd.	127,868	0.2
7,180		Yamada Denki Co., Ltd.	465,923	0.5
5,000		Yamaguchi Financial Group, Inc.	42,947	0.1
1,000		Yamato Kogyo Co., Ltd.	28,455	0.0
		19,685,452		22.6

		Luxembourg: 0.9%
13,623		ArcelorMittal	236,658	0.3
4,571		SES S.A.	109,523	0.1
19,648		Tenaris S.A.	382,450	0.5
		728,631		0.9

		Macau: 0.2%
48,400		Sands China Ltd.	189,500	0.2

		Mexico: 0.3%
11,035		Fresnillo PLC	281,163	0.3

		Netherlands: 3.1%
3,959		ASML Holding NV	201,445	0.2
874		Corio NV	39,153	0.0
5,893		European Aeronautic Defence and Space Co. NV	232,883	0.3
4,180		Koninklijke Ahold NV	53,054	0.1
1,141		Koninklijke DSM NV	65,476	0.1
2,222		Reed Elsevier NV	26,222	0.0
17,631		Royal Dutch Shell PLC - Class A	628,827	0.7
26,536		Royal Dutch Shell PLC - Class B	971,074	1.1
3,798	@	Koninklijke Philips Electronics NV	75,582	0.1
11,543		Unilever NV	395,397	0.5
1,615		Wolters Kluwer NV	27,919	0.0
		2,717,032		3.1

		New Zealand: 0.1%
47,302		Telecom Corp. of New Zealand Ltd.	101,697	0.1

		Norway: 0.9%
12,686		DnB NOR ASA	136,735	0.2
13,089		Orkla ASA	96,132	0.1
744		SeaDrill Ltd.	28,846	0.0
8,308		Statoil ASA	222,924	0.3
2,069		Telenor ASA	38,031	0.0
4,384		Yara International ASA	214,904	0.3
		737,572		0.9

		Portugal: 0.2%
22,320		Energias de Portugal S.A.	63,829	0.1
19,415		Portugal Telecom SGPS S.A.	104,474	0.1
		168,303		0.2

		Singapore: 1.8%
14,000		DBS Group Holdings Ltd.	157,281	0.2
18,000		Fraser and Neave Ltd.	102,154	0.1
62,000		Golden Agri-Resources Ltd.	36,700	0.0
9,000		Jardine Cycle & Carriage Ltd.	341,860	0.4
11,000		Keppel Corp., Ltd.	97,842	0.1
34,000	@	Neptune Orient Lines Ltd.	33,774	0.0
26,000		Olam International Ltd.	47,442	0.1
7,000		Oversea-Chinese Banking Corp.	50,551	0.1
17,000		Singapore Airlines Ltd.	146,636	0.2
4,000		United Overseas Bank Ltd.	62,062	0.1
60,000		United Overseas Land Ltd.	218,661	0.2
21,000		Wilmar International Ltd.	82,221	0.1
200,000		Yangzijiang Shipbuilding Holdings Ltd.	189,725	0.2
		1,566,909		1.8

		Spain: 4.5%
11,017		ACS Actividades de Construccion y Servicios S.A.	202,646	0.2
3,127		Amadeus IT Holding S.A.	64,015	0.1
10,835		Banco De Sabadell S.A.	25,653	0.0
15,669		Banco Popular Espanol S.A.	50,108	0.1
124,146		Banco Santander Central Hispano S.A.	779,465	0.9
15,783	@	Bankia SA	54,173	0.1
9,045		Bankinter S.A.	40,350	0.1
35,445		Banco Bilbao Vizcaya Argentaria S.A.	239,857	0.3
91,803		Criteria Caixacorp S.A.	316,468	0.4
5,983	@	EDP Renovaveis S.A.	25,500	0.0
2,048		Fomento de Construcciones y Contratas S.A.	35,040	0.0
15,924		Ferrovial SA	177,571	0.2
1,834		Gas Natural SDG S.A.	25,565	0.0
76,702		Iberdrola S.A.	357,411	0.4
1,882		Inditex S.A.	169,632	0.2

See Accompanying Notes to Financial Statements

56

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
27,188		Indra Sistemas S.A.	282,303	0.3
65,263		Corp. Mapfre S.A.	188,930	0.2
6,265		Red Electrica de Espana	272,756	0.3
11,245		Repsol YPF S.A.	216,184	0.3
18,184		Telefonica S.A.	265,536	0.3
7,722		Zardoya-Otis S.A.	94,685	0.1
		3,883,848		4.5

		Sweden: 3.5%
4,394		Assa Abloy AB	127,894	0.1
10,380		Atlas Copco AB - Class A	247,008	0.3
23,095		Boliden AB	371,387	0.4
4,332	@	Telefonaktiebolaget LM Ericsson	42,945	0.0
5,806		Getinge AB	155,581	0.2
8,328		Holmen AB	221,206	0.3
3,633		Industrivarden AB	55,537	0.1
4,759		Investor AB	94,891	0.1
3,000		Kinnevik Investment AB	61,021	0.1
482		Millicom International Cellular S.A.	51,015	0.1
6,302		Nordea Bank AB	55,775	0.1
25,833		Ratos AB	302,358	0.3
36,342		Securitas AB	332,822	0.4
20,808		Skanska AB	338,871	0.4
7,907		Svenska Cellulosa AB - B Shares	125,348	0.1
1,393		Svenska Handelsbanken AB	45,089	0.1
872		Swedish Match AB	35,522	0.0
18,190		Tele2 AB - B Shares	346,031	0.4
3,227		Volvo AB - B Shares	44,785	0.0
		3,055,086		3.5

		Switzerland: 7.5%
2,042	@	ABB Ltd.	37,211	0.0
3,962	@	Adecco S.A.	193,280	0.2
598		Aryzta AG	30,123	0.0
402		Baloise Holding AG	31,132	0.0
4,369		Compagnie Financiere Richemont S.A.	270,435	0.3
5,759	@	Credit Suisse Group	137,749	0.2
1,792	@	Geberit AG - Reg	378,893	0.4
211		Kuehne & Nagel International AG	25,658	0.0
30,638		Nestle S.A.	1,877,781	2.2
25,352		Novartis AG	1,399,842	1.6
4,301		Roche Holding AG - Genusschein	786,053	0.9
15		Sika AG	31,818	0.0
40,900		STMicroelectronics NV	235,495	0.3
218		Swatch Group AG - BR	100,718	0.1
755	@	Swiss Re Ltd.	47,409	0.1
97		Syngenta AG	34,016	0.1
509	#	Synthes, Inc.	87,786	0.1
12,096	@	UBS AG - Reg	151,057	0.2
2,672	@	Zurich Financial Services AG	654,648	0.8
		6,511,104		7.5

		United Kingdom: 20.0%
27,754		Amec PLC	512,532	0.6
7,137		Anglo American PLC	275,808	0.3
19,391		AstraZeneca PLC	849,742	1.0
40,433		Aviva PLC	202,367	0.2
6,108		Balfour Beatty PLC	25,884	0.0
66,221		Barclays PLC	234,446	0.3
14,563		BG Group PLC	343,617	0.4
18,106		BHP Billiton PLC	582,867	0.7
136,595		BP PLC	986,778	1.1
24,852		British American Tobacco PLC	1,274,650	1.5
8,585		British Land Co. PLC	68,200	0.1
184,207		BT Group PLC	630,072	0.7
8,268		Bunzl PLC	137,374	0.2
6,132		Burberry Group PLC	147,808	0.2
8,110		Compass Group PLC	84,784	0.1
32,448		Diageo PLC	818,446	0.9
19,300		Eurasian Natural Resources Corp.	175,933	0.2
10,966		Experian Group Ltd.	173,200	0.2
26,916		GlaxoSmithKline PLC	621,801	0.7
130,982		HSBC Holdings PLC	1,182,399	1.4
11,511		ICAP PLC	70,952	0.1
20,299		Imperial Tobacco Group PLC	811,767	0.9
35,987		ITV PLC	48,900	0.1
9,102		J Sainsbury PLC	45,500	0.0
9,953		Johnson Matthey PLC	373,750	0.4
10,963		Kingfisher PLC	51,701	0.1
41,607		Legal & General Group PLC	79,445	0.1
97,945	@	Lloyds TSB Group PLC	49,163	0.1
2,988		London Stock Exchange Group PLC	52,755	0.1
21,907		Man Group PLC	36,804	0.0
62,698		National Grid PLC	677,048	0.8
1,347		Next PLC	64,060	0.1
22,730		Old Mutual PLC	54,572	0.1
21,132		Pearson PLC	398,039	0.5
7,750		Prudential PLC	94,983	0.1
588		Randgold Resources Ltd.	52,192	0.1
10,562		Reckitt Benckiser PLC	614,851	0.7
45,665		Reed Elsevier PLC	377,881	0.4
20,621		Resolution Ltd.	74,910	0.1
4,101		Rexam PLC	28,627	0.0
5,785		Rio Tinto PLC	324,277	0.4
10,452	@	Rolls-Royce Holdings PLC	139,748	0.2
1,205,008	@	Rolls-Royce Holdings PLC C Share	1,956	0.0
94,749	@	Royal Bank of Scotland Group PLC	37,379	0.0
64,002		Royal & Sun Alliance Insurance Group	109,129	0.1
6,711		SABMiller PLC	282,054	0.3
17,185		Sage Group PLC	79,843	0.1
5,029		Scottish & Southern Energy PLC	107,839	0.1
14,767		Shire PLC	481,296	0.5
20,423		Smith & Nephew PLC	201,028	0.2
8,470		Standard Chartered PLC	207,055	0.2
20,116		Tesco PLC	103,651	0.1
13,074		TUI Travel PLC	40,544	0.0
6,719		Unilever PLC	229,535	0.3
345,727		Vodafone Group PLC	956,960	1.1
5,582		Weir Group PLC	154,519	0.2
4,477		Wolseley PLC	170,447	0.2
2,036		WPP PLC	27,569	0.0

See Accompanying Notes to Financial Statements

57

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
17,537	Xstrata PLC	336,807	0.4
		17,378,244	20.0

	Total Common Stock
	(Cost $75,922,280)	85,315,137	98.1

PREFERRED STOCK: 0.6%
	Germany: 0.6%
2,632	Volkswagen AG	498,916	0.6

	Total Preferred Stock
	(Cost $422,259)	498,916	0.6

	Total Long-Term Investments
	(Cost $76,344,539)	85,814,053	98.7

SHORT-TERM INVESTMENTS: 2.7%
	Mutual Funds: 2.7%
2,376,549	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,376,549)	2,376,549	2.7

	Total Short-Term Investments
	(Cost $2,376,549)	2,376,549	2.7

	Total Investments in Securities (Cost $78,721,088)	$ 88,190,602	101.4
	Liabilities in Excess of Other Assets	(1,177,180)	(1.4)
	Net Assets	$ 87,013,422	100.0

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

Cost for federal income tax purposes is $81,601,602.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$11,914,140
Gross Unrealized Depreciation	(5,325,140)
Net Unrealized Appreciation	$6,589,000

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	10.5%
Consumer Staples	11.3
Energy	8.5
Financials	22.7
Health Care	9.3
Industrials	12.1
Information Technology	4.8
Materials	10.2
Telecommunications	5.3
Utilities	4.0
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

58

ING INDEX PLUS INTERNATIONAL	PORTFOLIO OF INVESTMENTS
EQUITY FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$7,483,937	$—	$7,483,937
Austria	—	369,433	—	369,433
Belgium	71,157	679,657	—	750,814
China	—	206,258	—	206,258
Denmark	—	430,075	—	430,075
Finland	—	1,384,896	—	1,384,896
France	—	6,457,825	—	6,457,825
Germany	—	6,148,339	—	6,148,339
Greece	63,716	28,934	—	92,650
Hong Kong	9,461	2,091,878	—	2,101,339
India	—	28,541	—	28,541
Israel	—	480,813	—	480,813
Italy	—	2,375,676	—	2,375,676
Japan	—	19,685,452	—	19,685,452
Luxembourg	—	728,631	—	728,631
Macau	—	189,500	—	189,500
Mexico	—	281,163	—	281,163
Netherlands	201,445	2,515,587	—	2,717,032
New Zealand	—	101,697	—	101,697
Norway	—	737,572	—	737,572
Portugal	—	168,303	—	168,303
Singapore	—	1,566,909	—	1,566,909
Spain	54,173	3,829,675	—	3,883,848
Sweden	—	3,055,086	—	3,055,086
Switzerland	174,960	6,336,144	—	6,511,104
United Kingdom	—	17,378,244	—	17,378,244
Total Common Stock	574,912	84,740,225	—	85,315,137
Preferred Stock	—	498,916	—	498,916
Short-Term Investments	2,376,549	—	—	2,376,549
Total Investments, at value	$2,951,461	$85,239,141	$—	$88,190,602
Other Financial Instruments+
Futures	14,023	—	—	14,023
Total Assets	$2,965,484	$85,239,141	$—	$88,204,625

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

ING Index Plus International Equity Fund Open Futures Contracts on April 30, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
MSCI EAFE Mini Index	27	06/15/12	$2,033,910	$14,023
			$2,033,910	$14,023

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Australia: 0.6%
57,262		BHP Billiton Ltd.	2,124,833	0.6

		Belgium: 0.9%
54,511		Umicore	2,960,147	0.9

		Brazil: 3.4%
3,500		Banco do Estado do Rio Grande do Sul	30,205	0.0
202,869		BM&F Bovespa S.A.	1,133,465	0.3
147,100		BR Malls Participacoes S.A.	1,818,155	0.6
137,900		Cia de Concessoes Rodoviarias	1,069,256	0.3
78,896		Embraer SA ADR	2,732,957	0.8
90,300		Itau Unibanco Holding SA ADR	1,416,807	0.4
147,400		JSL SA	738,489	0.2
30,100		Localiza Rent a Car SA	514,786	0.2
80,249		Natura Cosmeticos S.A.	1,813,249	0.5
28,013		Raia Drogasil SA	299,507	0.1
		11,566,876		3.4

		Canada: 4.7%
66,101		Canadian National Railway Co.	5,640,851	1.7
64,716		Canadian Natural Resources Ltd.	2,248,371	0.6
46,300		Cenovus Energy, Inc.	1,680,270	0.5
115,860		EnCana Corp.	2,426,627	0.7
55,895		Potash Corp. of Saskatchewan	2,374,419	0.7
28,700		Tim Hortons, Inc.	1,656,602	0.5
		16,027,140		4.7

		Chile: 0.3%
45,300		Enersis SA ADR	918,231	0.3

		China: 5.9%
6,908	@	Baidu.com ADR	916,692	0.3
491,640	@	China Life Insurance Co., Ltd.	1,309,014	0.4
967,000	@	China Merchants Bank Co., Ltd.	2,087,955	0.6
822,600	@	China Pacific Insurance Group Co., Ltd.	2,663,894	0.8
1,560,565		CNOOC Ltd.	3,297,706	1.0
728,000		Dongfeng Motor Group Co., Ltd.	1,423,870	0.4
183,000		Hengan International Group Co., Ltd.	1,933,695	0.6
2,682,344		Industrial and Commercial Bank of China Ltd.	1,782,241	0.5
518,730	@	Sinopharm Group Co.	1,351,688	0.4
64,609		Tencent Holdings Ltd.	2,021,215	0.6
232,000		Xinao Gas Holdings Ltd.	810,577	0.2
237,500		Zhongsheng Group Holdings Ltd.	469,154	0.1
		20,067,701		5.9

		Denmark: 1.4%
33,400		Novo-Nordisk A/S	4,923,928	1.4

		Finland: 0.4%
11,794		Kone OYJ	729,860	0.2
12,397		Nokian Renkaat OYJ	588,504	0.2
		1,318,364		0.4

		France: 11.1%
16,789		Accor S.A.	580,573	0.2
56,503		Air Liquide	7,267,797	2.1
40,145		BNP Paribas	1,620,225	0.5
25,204		Cie Generale des Etablissements Michelin	1,883,558	0.6
38,969		Cie Generale D'Optique Essilor International S.A.	3,433,823	1.0
66,454		Groupe Danone	4,678,289	1.4
23,500		LVMH Moet Hennessy Louis Vuitton S.A.	3,898,541	1.2
35,929		Pernod-Ricard S.A.	3,728,256	1.1
57,415		Peugeot S.A.	689,553	0.2
47,397		Publicis Groupe	2,447,435	0.7
77,457		Safran S.A.	2,870,931	0.8
–	@	Schneider Electric S.A.	–	–
18,447		Unibail	3,451,752	1.0
18,800		Vallourec	1,132,166	0.3
		37,682,899		11.1

		Germany: 6.8%
51,417		Adidas AG	4,288,677	1.3
24,507		Allianz AG	2,733,537	0.8
10,873		Beiersdorf AG	763,030	0.2
26,391		Continental AG	2,559,613	0.8
42,911		Fresenius Medical Care AG & Co. KGaA	3,047,183	0.9
21,379	@	GSW Immobilien AG	711,518	0.2
218,029		Infineon Technologies AG	2,172,770	0.6
58,232		SAP AG	3,861,561	1.1
30,880		Siemens AG	2,866,287	0.9
		23,004,176		6.8

		Hong Kong: 2.0%
903,000		AIA Group Ltd.	3,195,601	0.9
162,500		Hong Kong Exchanges and Clearing Ltd.	2,584,239	0.8
538,000		Shangri-La Asia Ltd.	1,138,584	0.3
		6,918,424		2.0

		India: 0.5%
366,414		ITC Ltd.	1,705,111	0.5

		Ireland: 0.5%
119,900	@	Elan Corp. PLC ADR	1,653,421	0.5

		Israel: 2.6%
73,980	@	Check Point Software Technologies	4,300,457	1.3

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
96,923		Teva Pharmaceutical Industries Ltd. ADR	4,433,258	1.3
		8,733,715		2.6

		Italy: 1.1%
757,780		Snam Rete Gas S.p.A.	3,599,887	1.1

		Japan: 12.3%
25,330		Acom Co., Ltd.	544,645	0.2
50,700		Canon, Inc.	2,298,122	0.7
1,163		Dai-ichi Life Insurance Co., Ltd.	1,456,327	0.4
43,100		Daiichi Sankyo Co., Ltd.	740,172	0.2
36,400		Daito Trust Construction Co., Ltd.	3,273,387	1.0
40,100		Eisai Co., Ltd.	1,567,243	0.5
25,400		FamilyMart Co., Ltd.	1,130,618	0.3
35,903		Fanuc Ltd.	6,055,060	1.8
8,900		Fast Retailing Co., Ltd.	1,988,865	0.6
164		Inpex Holdings, Inc.	1,082,812	0.3
90,200		JS Group Corp.	1,771,205	0.5
340		KDDI Corp.	2,225,740	0.6
137,730		Komatsu Ltd.	3,963,868	1.2
1,118,400		Mitsubishi UFJ Financial Group, Inc.	5,370,012	1.6
113,000		Mitsui Fudosan Co., Ltd.	2,069,800	0.6
1,639		Rakuten, Inc.	1,828,055	0.5
302,900		Tokyo Electric Power Co., Inc.	756,197	0.2
87,804		Toyota Motor Corp.	3,598,012	1.1
		41,720,140		12.3

		Macau: 0.5%
434,400		Sands China Ltd.	1,700,800	0.5

		Malaysia: 0.1%
330,200		AirAsia BHD	362,276	0.1

		Mexico: 0.7%
813,395		Wal-Mart de Mexico SA de CV	2,326,046	0.7

		Netherlands: 1.2%
34,500	@	ASML Holding NV	1,759,155	0.5
85,800	@	Yandex NV	2,035,176	0.6
5,210	@	Ziggo NV	163,860	0.1
		3,958,191		1.2

		Norway: 0.8%
24,626	@	Algeta ASA	582,415	0.2
109,364		Telenor ASA	2,010,264	0.6
		2,592,679		0.8

		South Korea: 2.1%
12,092		Hyundai Motor Co.	2,854,562	0.8
3,458		Samsung Electronics Co., Ltd.	4,232,458	1.3
		7,087,020		2.1

		Sweden: 3.0%
101,059		Assa Abloy AB	2,941,467	0.9
79,793	@	Hennes & Mauritz AB	2,735,991	0.8
59,870		SKF AB - B Shares	1,418,434	0.4
31,700		Svenska Handelsbanken AB	1,026,077	0.3
157,089		Volvo AB - B Shares	2,180,116	0.6
		10,302,085		3.0

		Switzerland: 8.9%
19,438		Compagnie Financiere Richemont S.A.	1,203,187	0.3
46,700	@	Credit Suisse Group	1,117,013	0.3
3,169	@	Givaudan	3,076,416	0.9
48,889	@	Julius Baer Group Ltd.	1,873,994	0.5
13,026		Kuehne & Nagel International AG	1,584,020	0.5
61,800		Nestle S.A.	3,787,677	1.1
54,108		Novartis AG	2,987,641	0.9
27,533		Roche Holding AG - Genusschein	5,031,946	1.5
991		SGS S.A.	1,915,883	0.6
2,920		Swatch Group AG - BR	1,349,064	0.4
55,054	@	Swiss Re Ltd.	3,457,010	1.0
4,860		Syngenta AG	1,704,289	0.5
102,200	@	UBS AG - Reg	1,276,293	0.4
		30,364,433		8.9

		Taiwan: 2.1%
67,000		Hiwin Technologies Corp.	629,798	0.2
39,271		HTC Corp.	589,468	0.2
635,000		Quanta Computer, Inc.	1,661,517	0.5
366,000		Synnex Technology International Corp.	854,723	0.2
1,140,000		Taiwan Semiconductor Manufacturing Co., Ltd.	3,369,426	1.0
		7,104,932		2.1

		United Arab Emirates: 0.1%
112,386	@	NMC Health PLC	382,110	0.1

		United Kingdom: 21.2%
182,707		ARM Holdings PLC	1,545,928	0.4
28,672		AstraZeneca PLC	1,256,450	0.4
344,122		BG Group PLC	8,119,637	2.4
453,283		BP PLC	3,274,568	1.0
151,908		British American Tobacco PLC	7,791,303	2.3
65,273		Carnival PLC	2,120,186	0.6
91,793		CRH PLC	1,860,663	0.5
42,600		Ensco International PLC ADR	2,328,090	0.7
355,009		HSBC Holdings PLC	3,210,117	0.9
84,233		Imperial Tobacco Group PLC	3,368,521	1.0
56,705		Intercontinental Hotels Group PLC	1,352,070	0.4
581,831		Kingfisher PLC	2,743,895	0.8
395,557		National Grid PLC	4,271,442	1.3
89,259		Pearson PLC	1,681,267	0.5
71,129		Reckitt Benckiser PLC	4,140,665	1.2
52,917		Rio Tinto PLC	2,966,256	0.9
436,378	@	Rolls-Royce Holdings PLC	5,834,571	1.7
48,064,004	@	Rolls-Royce Holdings PLC C Share	78,003	0.0
53,200		SABMiller PLC	2,235,918	0.7
208,158		Standard Chartered PLC	5,088,566	1.5
704,587		Tesco PLC	3,630,514	1.1
1,087,940		Vodafone Group PLC	3,011,380	0.9
		71,910,010		21.2

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

	United States: 3.0%
63,900	Carnival Corp.	2,076,111	0.6
44,552	Covidien PLC	2,460,607	0.7
42,000	Samsonite International SA	81,021	0.0
48,471	Schlumberger Ltd.	3,593,640	1.1
26,300	Yum! Brands, Inc.	1,912,799	0.6
		10,124,178	3.0

	Total Common Stock
	(Cost $325,540,693)	333,139,753	98.2

PREFERRED STOCK: 0.9%
	Germany: 0.9%
16,425	Volkswagen AG	3,113,490	0.9

	Total Preferred Stock
	(Cost $2,761,387)	3,113,490	0.9

RIGHTS: 0.0%
	Germany: 0.0%
22,987	@ GSW Immobilien AG	27,002	0.0

	Total Rights
	(Cost $–)	27,002	0.0

WARRANTS: 0.1%
	Telecommunications: 0.1%
55,503	@ Bharti Airtel Ltd.	327,179	0.1

	Total Warrants
	(Cost $462,238)	327,179	0.1

	Total Long-Term Investments
	(Cost $328,764,318)	336,607,424	99.2

SHORT-TERM INVESTMENTS: 1.8%
	Mutual Funds: 1.8%
6,011,371	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $6,011,371)	6,011,371	1.8

	Total Short-Term Investments
	(Cost $6,011,371)	6,011,371	1.8

	Total Investments in Securities (Cost $334,775,689)	$ 342,618,795	101.0
	Liabilities in Excess of Other Assets	(3,424,679)	(1.0)
	Net Assets	$ 339,194,116	100.0

@	Non-income producing security
ADR	American Depositary Receipt

Cost for federal income tax purposes is $337,673,645.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,052,680
Gross Unrealized Depreciation	(17,107,530)
Net Unrealized Appreciation	$4,945,150

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	15.9%
Consumer Staples	12.8
Energy	8.3
Financials	16.5
Health Care	10.0
Industrials	15.2
Information Technology	9.3
Materials	7.1
Telecommunications	2.3
Utilities	1.8
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(1.0)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$2,124,833	$—	$2,124,833
Belgium	—	2,960,147	—	2,960,147
Brazil	10,150,069	1,416,807	—	11,566,876
Canada	16,027,140	—	—	16,027,140
Chile	918,231	—	—	918,231
China	916,692	19,151,009	—	20,067,701
Denmark	—	4,923,928	—	4,923,928
Finland	—	1,318,364	—	1,318,364
France	—	37,682,899	—	37,682,899
Germany	—	23,004,176	—	23,004,176
Hong Kong	—	6,918,424	—	6,918,424
India	—	1,705,111	—	1,705,111
Ireland	1,653,421	—	—	1,653,421
Israel	8,733,715	—	—	8,733,715
Italy	—	3,599,887	—	3,599,887
Japan	—	41,720,140	—	41,720,140
Macau	—	1,700,800	—	1,700,800
Malaysia	—	362,276	—	362,276
Mexico	2,326,046	—	—	2,326,046
Netherlands	3,958,191	—	—	3,958,191
Norway	—	2,592,679	—	2,592,679
South Korea	—	7,087,020	—	7,087,020
Sweden	—	10,302,085	—	10,302,085
Switzerland	1,117,013	29,247,420	—	30,364,433
Taiwan	—	7,104,932	—	7,104,932
United Arab Emirates	382,110	—	—	382,110
United Kingdom	2,328,090	69,581,920	—	71,910,010
United States	10,043,157	81,021	—	10,124,178
Total Common Stock	58,553,875	274,585,878	—	333,139,753
Preferred Stock	—	3,113,490	—	3,113,490
Rights	—	27,002	—	27,002
Warrants	—	327,179	—	327,179
Short-Term Investments	6,011,371	—	—	6,011,371
Total Investments, at value	$64,565,246	$278,053,549	$—	$342,618,795
Other Financial Instruments+
Forward Foreign Currency Contracts	—	319,948	—	319,948
Total Assets	$64,565,246	$278,373,497	$—	$342,938,743

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CORE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/(Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$43,686	$–	$–	$–	$–	$–	$–	$(43,686)	$–
Total Investments, at value	$43,686	$–	$–	$–	$–	$–	$–	$(43,686)	$–

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $–.

At April 30, 2012, the following forward foreign currency contracts were outstanding for the ING International Core Fund:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

State Street	EU Euro	6,499,600	Sell	05/09/12	$ 8,923,756	$ 8,603,808	$ 319,948
							$ 319,948

See Accompanying Notes to Financial Statements

64

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 101.0%
		Australia: 5.4%
78,688		Amcor Ltd.	614,152	0.4
322,970	L	Aristocrat Leisure Ltd.	1,039,430	0.7
47,095		Asciano Group	230,491	0.1
208,339		Billabong International Ltd.	568,365	0.4
129,314		Brambles Ltd.	970,247	0.7
27,624		Cochlear Ltd.	1,881,422	1.3
6,857		CSL Ltd.	261,118	0.2
7,687		Macquarie Group Ltd.	231,690	0.2
129,644		Seek Ltd.	958,794	0.7
25,575		Woolworths Ltd.	689,598	0.5
11,473		WorleyParsons Ltd.	335,944	0.2
		7,781,251		5.4

		Belgium: 1.4%
13,139		Anheuser-Busch InBev NV	946,997	0.7
11,550		Colruyt S.A.	473,225	0.3
8,744	L	Groupe Bruxelles Lambert S.A.	606,841	0.4
		2,027,063		1.4

		Brazil: 2.6%
64,000		Banco Santander Brasil SA ADR	516,480	0.4
64,800		BM&F Bovespa S.A.	362,049	0.3
65,800		Itau Unibanco Holding SA ADR	1,032,402	0.7
15,600		Lojas Renner SA	495,707	0.3
117,300	@	PDG Realty SA Empreendimentos e Participacoes	275,689	0.2
39,900		Petroleo Brasileiro SA ADR	884,184	0.6
8,100		Vale SA ADR	175,203	0.1
		3,741,714		2.6

		Canada: 1.9%
36,500		Eldorado Gold Corp.	517,285	0.4
14,700		Potash Corp. of Saskatchewan	624,456	0.4
12,900		Shoppers Drug Mart Corp.	555,777	0.4
9,300		Suncor Energy, Inc.	307,272	0.2
12,600		Tim Hortons, Inc.	727,288	0.5
		2,732,078		1.9

		China: 5.2%
8,500	@	Baidu.com ADR	1,127,950	0.8
11,500		Beijing Enterprises Holdings Ltd.	64,175	0.0
195,000		Belle International Holdings	380,491	0.3
254,500		BOC Hong Kong Holdings Ltd.	786,625	0.5
740,000		China Construction Bank	574,273	0.4
166,000		China Unicom Ltd.	290,330	0.2
1,058,000		GOME Electrical Appliances Holdings Ltd.	190,902	0.1
27,000		Hengan International Group Co., Ltd.	285,299	0.2
30,015		Mindray Medical International Ltd. ADR	983,291	0.7
17,700	@	New Oriental Education & Technology Group ADR	473,121	0.3
420,500		Parkson Retail Group Ltd.	466,959	0.3
31,000		Ping An Insurance Group Co. of China Ltd.	257,494	0.2
158,300	@	Shanghai Pharmaceuticals Holding Co. Ltd.	237,529	0.2
1,100	@	Sina Corp.	64,361	0.1
20,800		Tencent Holdings Ltd.	650,703	0.5
5,600	@	Tudou Holdings Ltd. ADR	201,824	0.1
319,000		Want Want China Holdings Ltd.	389,379	0.3
		7,424,706		5.2

		Denmark: 4.2%
29,749		Carlsberg A/S	2,567,986	1.8
24,450	@	Jyske Bank	766,128	0.6
12,646		Novo-Nordisk A/S	1,864,311	1.3
29,001		Novozymes A/S	761,065	0.5
		5,959,490		4.2

		Finland: 1.2%
23,971		Kone OYJ	1,483,420	1.0
72,307		Nokia OYJ	261,874	0.2
		1,745,294		1.2

		France: 4.5%
4,479		Air Liquide	576,119	0.4
46,506	@	AXA S.A.	660,856	0.5
7,305		BioMerieux	598,649	0.4
14,314		Eutelsat Communications	509,662	0.3
7,516		Groupe Danone	529,118	0.4
22,981		Legrand S.A.	775,808	0.5
2,239		Neopost S.A.	128,860	0.1
5,803		Pernod-Ricard S.A.	602,162	0.4
13,283	@	Schneider Electric S.A.	818,176	0.6
25,858		Total S.A.	1,241,275	0.9
		6,440,685		4.5

		Germany: 3.3%
14,508		Adidas AG	1,210,108	0.9
7,012		Brenntag AG	873,544	0.6
36,813		Celesio AG	634,840	0.4
6,800		Deutsche Boerse AG	426,964	0.3
6,121		Fresenius AG	611,105	0.4
6,733		Henkel KGaA - Vorzug	501,035	0.4
1,449		Linde AG	248,015	0.2
5,387		Software AG	188,301	0.1
		4,693,912		3.3

		Hong Kong: 3.8%
188,600		AIA Group Ltd.	667,431	0.5
348,000		Cafe de Coral Holdings Ltd.	953,327	0.7
115,000		Hang Lung Properties Ltd.	422,800	0.3
30,100		Hong Kong Exchanges and Clearing Ltd.	478,681	0.3

See Accompanying Notes to Financial Statements

65

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
17,350		Jardine Strategic Holdings Ltd.	556,918	0.4
136,000		Kerry Properties Ltd.	617,090	0.4
850,000		Li & Fung Ltd.	1,812,577	1.2
		5,508,824		3.8

		India: 1.7%
155,781	@	Adani Power Ltd.	188,944	0.1
18,520		Axis Bank Ltd. GDR	388,145	0.3
41,999		Housing Development Finance Corp.	535,376	0.4
6,800		Infosys Technologies Ltd. ADR	321,980	0.2
48,029		Mahindra & Mahindra Ltd. GDR	652,601	0.5
7,769	#	Reliance Industries Ltd. GDR	219,738	0.1
81,925		Zee Telefilms Ltd.	195,798	0.1
		2,502,582		1.7

		Indonesia: 0.4%
247,338		Bank Mandiri Persero TBK PT	198,353	0.1
260,500	@	Sarana Menara Nusantara PT	406,743	0.3
		605,096		0.4

		Ireland: 0.3%
7,600		Accenture PLC	493,620	0.3

		Israel: 0.5%
106,753	@,L	Protalix BioTherapeutics, Inc.	741,933	0.5

		Italy: 1.4%
33,059		Exor S.p.A.	769,706	0.6
79,044		Fiat Industrial SpA	897,314	0.6
42,000	@	Prada SpA	284,140	0.2
		1,951,160		1.4

		Japan: 13.4%
57,100		Asahi Group Holdings, Ltd	1,285,734	0.9
4,700		Fast Retailing Co., Ltd.	1,050,300	0.7
16,000		Honda Motor Co., Ltd.	575,827	0.4
204		Inpex Holdings, Inc.	1,346,912	0.9
669		Jupiter Telecommunications Co.	708,885	0.5
48,700		Kao Corp.	1,304,933	0.9
18,000		Kirin Brewery Co., Ltd.	229,184	0.2
23,400		Mitsubishi Corp.	507,124	0.4
24,000		Mitsui & Co., Ltd.	374,775	0.3
31,000		Mitsui Fudosan Co., Ltd.	567,821	0.4
39,400		Mitsui Sumitomo Insurance Group Holdings, Inc.	726,383	0.5
77,100		Namco Bandai Holdings, Inc.	1,102,430	0.8
7,600		Nippon Telegraph & Telephone Corp.	343,867	0.2
49,200		Olympus Corp.	772,479	0.5
907		Rakuten, Inc.	1,011,621	0.7
14,600		Rohm Co., Ltd.	658,441	0.5
26,000		Sankyo Co., Ltd.	1,253,598	0.9
13,300		Shimano, Inc.	874,523	0.6
4,500		SMC Corp.	751,514	0.5
21,200		Softbank Corp.	632,745	0.4
39,700		Sony Financial Holdings, Inc.	648,827	0.5
51,700		THK Co., Ltd.	1,033,887	0.7
11,000		Tokyo Electron Ltd.	609,577	0.4
5,900		Trend Micro, Inc.	178,982	0.1
48,000		Yamaha Motor Co., Ltd.	641,116	0.5
		19,191,485		13.4

		Kazakhstan: 0.6%
40,600	L	KazMunaiGas Exploration Production GDR	810,211	0.6

		Malaysia: 0.2%
126,800		CIMB Group Holdings Bhd	309,862	0.2

		Mexico: 0.2%
9,039		Fresnillo PLC	230,307	0.2

		Netherlands: 1.3%
8,238		ASML Holding NV	419,173	0.3
39,593	@	Qiagen NV	654,652	0.4
23,321		Royal Dutch Shell PLC - Class B	853,423	0.6
		1,927,248		1.3

		Norway: 1.1%
19,825	@	Acergy S.A.	513,447	0.4
26,583		SeaDrill Ltd.	1,030,677	0.7
		1,544,124		1.1

		Portugal: 0.3%
23,798		Jeronimo Martins	445,365	0.3

		Russia: 0.4%
18,717		Sberbank of Russia ADR	242,385	0.2
12,157	@	X5 Retail Group N.V. GDR	307,568	0.2
		549,953		0.4

		Singapore: 1.6%
249,000		CapitaMall Trust	361,513	0.3
54,000		DBS Group Holdings Ltd.	606,655	0.4
86,775		United Overseas Bank Ltd.	1,346,348	0.9
		2,314,516		1.6

		South Africa: 0.6%
138,563		Clicks Group Ltd.	833,305	0.6

		South Korea: 1.9%
1,905		Hyundai Mobis	515,049	0.4
803		NHN Corp.	181,530	0.1
3,277		Samsung Electronics Co., Ltd. GDR	1,999,753	1.4
		2,696,332		1.9

		Spain: 1.5%
40,012		Banco Santander Central Hispano S.A.	251,220	0.2
17,291		Corporacion Financiera Alba SA	668,923	0.5
193,915	@	Distribuidora Internacional de Alimentacion SA	931,033	0.6

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
22,055		Telefonica S.A.	322,063	0.2
		2,173,239		1.5

		Sweden: 4.7%
10,290		Assa Abloy AB	299,505	0.2
18,629		Atlas Copco AB - Class A	443,305	0.3
103,016		Atlas Copco AB - Class B	2,163,363	1.5
31,215	L	Investor AB	622,405	0.4
51,944		Scania AB - B Shares	1,061,475	0.8
65,044		Svenska Handelsbanken AB	2,105,369	1.5
		6,695,422		4.7

		Switzerland: 9.0%
18,223	@	ABB Ltd.	332,076	0.2
15,049		Compagnie Financiere Richemont S.A.	931,513	0.7
28,098	@	Credit Suisse Group	672,073	0.5
4,492	@	Geberit AG - Reg	949,769	0.7
10,684	@	Julius Baer Group Ltd.	409,535	0.3
4,365		Kuehne & Nagel International AG	530,804	0.4
5,572	@	Mettler Toledo International, Inc.	999,171	0.7
40,307		Nestle S.A.	2,470,387	1.7
15,013		Roche Holding AG - Genusschein	2,743,784	1.9
8,118		Schindler Holding AG	1,050,611	0.7
254		SGS S.A.	491,054	0.3
4,331	@	Sonova Holding AG - Reg	478,664	0.3
63,004	@	UBS AG - Reg	786,806	0.6
		12,846,247		9.0

		Taiwan: 1.4%
74,290		Hon Hai Precision Industry Co., Ltd. GDR	449,621	0.3
121,000		Synnex Technology International Corp.	282,572	0.2
99,000		Taiwan Semiconductor Manufacturing Co., Ltd.	292,608	0.2
61,600		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	959,728	0.7
		1,984,529		1.4

		Thailand: 0.1%
35,400		Kasikornbank PCL	187,590	0.1

		Turkey: 1.1%
6,910		BIM Birlesik Magazalar AS	288,209	0.2
343,895	@	Turkiye Garanti Bankasi A/S	1,266,064	0.9
		1,554,273		1.1

		United Arab Emirates: 0.3%
36,577		DP World Ltd.	418,454	0.3

		United Kingdom: 20.6%
35,000		Amec PLC	646,344	0.4
13,684		Anglo American PLC	528,816	0.4
21,335		Antofagasta PLC	410,846	0.3
37,122	@	ASOS PLC	890,787	0.6
76,564		BG Group PLC	1,806,545	1.3
66,316		BHP Billiton PLC	2,134,839	1.5
49,373		British Sky Broadcasting PLC	543,357	0.4
39,661		Capita Group PLC	427,151	0.3
68,418		Compass Group PLC	715,263	0.5
46,677		Experian Group Ltd.	737,229	0.5
32,590		GlaxoSmithKline PLC	752,879	0.5
99,000		Hargreaves Lansdown PLC	845,872	0.6
52,280		HSBC Holdings PLC	471,942	0.3
31,000		Imperial Tobacco Group PLC	1,239,706	0.9
43,760		Intertek Group PLC	1,786,673	1.2
131,795		John Wood Group PLC	1,673,592	1.2
42,000		Johnson Matthey PLC	1,577,162	1.1
55,000		Kazakhmys PLC	772,046	0.5
41,644		Lonmin PLC	706,834	0.5
198,138	@	Mitchells & Butlers PLC	848,605	0.6
41,000		Pearson PLC	772,269	0.5
65,000		Reed Elsevier PLC	537,880	0.4
54,387		Rightmove PLC	1,360,757	0.9
55,214	@	Rolls-Royce Holdings PLC	738,236	0.5
6,157,646	@	Rolls-Royce Holdings PLC C Share	9,993	0.0
5,330		SABMiller PLC	224,012	0.2
62,485		Serco Group PLC	550,617	0.4
65,607		Standard Chartered PLC	1,603,808	1.1
97,843		Tesco PLC	504,154	0.3
22,274		Tullow Oil PLC	555,704	0.4
38,466		Unilever PLC	1,314,077	0.9
29,000		Weir Group PLC	802,770	0.6
80,670		WPP PLC	1,092,352	0.8
		29,583,117		20.6

		United States: 2.9%
19,700		Carnival Corp.	640,053	0.4
60,487	@	Central European Distribution Corp.	295,177	0.2
34,715		Coca-Cola Enterprises, Inc.	1,045,616	0.7
14,900	@	Liberty Global, Inc.	742,169	0.5
20,100	@	NII Holdings, Inc.	281,299	0.2
700	@	Priceline.com, Inc.	532,574	0.4
8,700		Schlumberger Ltd.	645,018	0.5
		4,181,906		2.9

	Total Common Stock
	(Cost $146,028,781)	144,826,893		101.0

PREFERRED STOCK: 0.1%
		United States: 0.1%
4,440	@,X	Peixe Urbano, Inc.	146,169	0.1

	Total Preferred Stock
	(Cost $146,169)	146,169		0.1

	Total Long-Term Investments
	(Cost $146,174,950)	144,973,062		101.1

See Accompanying Notes to Financial Statements

67

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Securities Lending Collateralcc(1): 1.9%
772,080	Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $772,084, collateralized by various U.S. Government Securities, 0.625%-2.375%, Market Value plus accrued interest $787,524, due 04/30/13-02/15/41)	772,080	0.5
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.491%-7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25-04/01/42)	1,000,000	0.7
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $1,020,000, due 07/30/12-03/01/42)	1,000,000	0.7
		2,772,080	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
938,428	T. Rowe Price Reserve Investment Fund
	(Cost $938,428)	938,428	0.7

	Total Short-Term Investments
	(Cost $3,710,508)	3,710,508	2.6

	Total Investments in Securities (Cost $149,885,458)	$ 148,683,570	103.7
	Liabilities in Excess of Other Assets	(5,354,156)	(3.7)
	Net Assets	$ 143,329,414	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $150,191,452.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$11,991,244
Gross Unrealized Depreciation	(13,499,126)
Net Unrealized Depreciation	$(1,507,882)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.9%
Consumer Staples	13.6
Energy	9.0
Financials	17.8
Health Care	9.7
Industrials	16.6
Information Technology	6.3
Materials	6.9
Telecommunications	1.2
Utilities	0.1
Short-Term Investments	2.6
Liabilities in Excess of Other Assets	(3.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

68

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$7,781,251	$—	$7,781,251
Belgium	946,997	1,080,066	—	2,027,063
Brazil	2,709,312	1,032,402	—	3,741,714
Canada	2,732,078	—	—	2,732,078
China	2,850,547	4,574,159	—	7,424,706
Denmark	—	5,959,490	—	5,959,490
Finland	—	1,745,294	—	1,745,294
France	—	6,440,685	—	6,440,685
Germany	—	4,693,912	—	4,693,912
Hong Kong	—	5,508,824	—	5,508,824
India	321,980	2,180,602	—	2,502,582
Indonesia	406,743	198,353	—	605,096
Ireland	493,620	—	—	493,620
Israel	741,933	—	—	741,933
Italy	—	1,951,160	—	1,951,160
Japan	708,885	18,482,600	—	19,191,485
Kazakhstan	—	810,211	—	810,211
Malaysia	—	309,862	—	309,862
Mexico	—	230,307	—	230,307
Netherlands	419,173	1,508,075	—	1,927,248
Norway	—	1,544,124	—	1,544,124
Portugal	—	445,365	—	445,365
Russia	242,385	307,568	—	549,953
Singapore	—	2,314,516	—	2,314,516
South Africa	—	833,305	—	833,305
South Korea	—	2,696,332	—	2,696,332
Spain	—	2,173,239	—	2,173,239
Sweden	—	6,695,422	—	6,695,422
Switzerland	2,003,320	10,842,927	—	12,846,247
Taiwan	959,728	1,024,801	—	1,984,529
Thailand	—	187,590	—	187,590
Turkey	—	1,554,273	—	1,554,273
United Arab Emirates	—	418,454	—	418,454
United Kingdom	—	29,583,117	—	29,583,117
United States	4,181,906	—	—	4,181,906
Total Common Stock	19,718,607	125,108,286	—	144,826,893
Preferred Stock	—	—	146,169	146,169
Short-Term Investments	938,428	2,772,080	—	3,710,508
Total Investments, at value	$20,657,035	$127,880,366	$146,169	$148,683,570

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/(Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$5,661	$–	$–	$–	$–	$–	$–	$(5,661)	$–
Preferred Stock	–	–	–	–	–	–	146,169	–	146,169
Total Investments, at value	$5,661	$–	$–	$–	$–	$–	$146,169	$(5,661)	$146,169

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $–.

See Accompanying Notes to Financial Statements

70

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
REAL ESTATE FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Australia: 15.2%
2,593,800		CFS Retail Property Trust	5,188,292	1.1
2,787,700		Challenger Diversified Property Group	1,537,304	0.3
792,800		Charter Hall Group	2,069,491	0.4
8,049,257		Dexus Property Group	7,809,584	1.7
3,447,300		FKP Property Group	1,811,084	0.4
2,257,044		Goodman Group	8,438,636	1.8
980,639		GPT Group	3,338,578	0.7
1,378,900		Investa Office Fund	3,913,972	0.8
128,600		Lend Lease Corp., Ltd.	990,496	0.2
3,166,817		Mirvac Group	4,255,220	0.9
1,899,800		Stockland	6,102,977	1.3
2,625,976		Westfield Group	25,107,870	5.3
543,490		Westfield Retail Trust	1,533,689	0.3
		72,097,193		15.2

		Austria: 0.8%
264,300		Atrium European Real Estate Ltd.	1,288,620	0.3
678,818		Immofinanz Immobilien Anlagen AG	2,389,911	0.5
		3,678,531		0.8

		Brazil: 0.4%
112,500		BR Malls Participacoes S.A.	1,390,499	0.3
32,500		Sonae Sierra Brasil SA	525,143	0.1
		1,915,642		0.4

		Canada: 4.1%
65,900		Boardwalk Real Estate Investment Trust	3,923,247	0.8
507,450		Brookfield Properties Co.	9,215,292	2.0
224,100		RioCan Real Estate Investment Trust	6,156,880	1.3
		19,295,419		4.1

		China: 2.6%
533,000		China Overseas Land & Investment Ltd.	1,151,822	0.2
10,885,100	@	Country Garden Holdings Co. Ltd.	4,694,365	1.0
7,800,000		Evergrande Real Estate Group Ltd.	4,477,876	1.0
2,936,000		KWG Property Holding Ltd.	1,922,670	0.4
		12,246,733		2.6

		Finland: 0.2%
291,610		Citycon Oyj	966,005	0.2

		France: 7.4%
58,436		Fonciere Des Regions	4,527,804	0.9
14,883		Gecina S.A.	1,380,625	0.3
58,245	@	ICADE	4,913,911	1.0
148,055		Klepierre	4,693,647	1.0
14,038		Societe Immobiliere de Location pour l'Industrie et le Commerce	1,481,361	0.3
97,808		Unibail	18,301,564	3.9
		35,298,912		7.4

		Germany: 0.9%
74,690		Deutsche Wohnen AG	1,098,861	0.3
59,525	@	GSW Immobilien AG	1,981,061	0.4
177,510	@	Prime Office REIT-AG	957,874	0.2
		4,037,796		0.9

		Hong Kong: 19.2%
1,549,965		Cheung Kong Holdings Ltd.	20,498,378	4.3
1,599,000		China Resources Land Ltd.	3,059,845	0.6
3,448,895		Hang Lung Properties Ltd.	12,679,952	2.7
250,000		Henderson Land Development Co., Ltd.	1,418,533	0.3
1,396,694		Hongkong Land Holdings Ltd.	8,646,987	1.8
1,770,600		Kerry Properties Ltd.	8,033,969	1.7
2,450,400		Link Real Estate Investment Trust	10,194,654	2.2
4,688,200		Sino Land Co.	8,041,899	1.7
1,220,800		Sun Hung Kai Properties Ltd.	14,622,619	3.1
679,285		Wharf Holdings Ltd.	4,028,407	0.8
		91,225,243		19.2

		Italy: 0.1%
1,179,920		Beni Stabili S.p.A.	655,402	0.1

		Japan: 24.0%
2,400		Advance Residence Investment Corp.	4,639,842	1.0
167,600		Aeon Mall Co., Ltd.	3,716,712	0.8
102,200		Daito Trust Construction Co., Ltd.	9,190,663	1.9
804		Japan Real Estate Investment Corp.	7,122,520	1.5
4,223		Japan Retail Fund Investment Corp.	6,733,278	1.4
1,814		Kenedix Realty Investment Corp.	6,324,291	1.3
1,601,400		Mitsubishi Estate Co., Ltd.	28,310,098	6.0
1,288,477		Mitsui Fudosan Co., Ltd.	23,600,789	5.0
305		Nippon Accommodations Fund, Inc.	2,013,970	0.4
528		Nippon Building Fund, Inc.	5,017,144	1.0
252,100		Sumitomo Realty & Development Co., Ltd.	6,011,764	1.3
1,745,000		Tokyo Tatemono Co., Ltd.	6,443,507	1.4
4,023		United Urban Investment Corp.	4,740,102	1.0
		113,864,680		24.0

		Netherlands: 1.1%
91,732		Corio NV	4,109,333	0.9
27,410		Eurocommercial Properties NV	961,624	0.2
		5,070,957		1.1

See Accompanying Notes to Financial Statements

71

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
REAL ESTATE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

	Philippines: 0.5%
50,000,000	Megaworld Corp.	2,556,872	0.5

	Singapore: 9.2%
587,000	Ascendas Real Estate Investment Trust	984,741	0.2
6,860,900	CapitaCommercial Trust	7,135,469	1.5
4,488,400	CapitaLand Ltd.	10,609,134	2.2
4,124,683	CapitaMall Trust	5,988,466	1.3
4,650,000	CapitaMalls Asia Ltd.	5,763,587	1.2
3,616,600	@ Global Logistic Properties Ltd.	6,001,785	1.3
890,000	Keppel Land Ltd.	2,265,954	0.5
3,893,000	Mapletree Commercial Trust	2,860,325	0.6
2,067,400	Mapletree Industrial Trust	1,886,879	0.4
		43,496,340	9.2

	Sweden: 1.6%
302,796	Castellum AB	3,834,105	0.8
114,430	Fabege AB	966,123	0.2
245,473	Hufvudstaden AB	2,637,678	0.6
		7,437,906	1.6

	Switzerland: 1.6%
47,683	@ PSP Swiss Property AG	4,285,042	0.9
39,774	@ Swiss Prime Site AG	3,317,180	0.7
		7,602,222	1.6

	United Kingdom: 8.3%
602,230	British Land Co. PLC	4,784,169	1.0
18,093	Derwent Valley Holdings PLC	511,605	0.1
568,753	Great Portland Estates PLC	3,324,361	0.7
1,006,959	Hammerson PLC	6,826,505	1.5
1,250,680	Hansteen Holdings PLC	1,488,749	0.3
840,681	Land Securities Group PLC	9,927,882	2.1
270,058	London & Stamford Property PLC	486,476	0.1
1,654,130	@ LXB Retail Properties PLC	3,187,834	0.7
1,138,457	Safestore Holdings Ltd.	2,069,677	0.4
778,939	Segro PLC	2,795,352	0.6
58,210	Shaftesbury PLC	483,259	0.1
576,900	ST Modwen Properties PLC	1,571,573	0.3
510,960	Workspace Group PLC	1,872,088	0.4
		39,329,530	8.3

	Total Common Stock
	(Cost $389,279,484)	460,775,383	97.2

RIGHTS: 0.0%
	Germany: 0.0%
59,525	@ GSW Immobilien AG	69,921	0.0

	Total Rights
	(Cost $–)	69,921	0.0

	Total Investments in Securities (Cost $389,279,484)	$ 460,845,304	97.2
	Assets in Excess of Other Liabilities	13,085,382	2.8
	Net Assets	$ 473,930,686	100.0

@	Non-income producing security

Cost for federal income tax purposes is $443,803,558.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$59,346,428
Gross Unrealized Depreciation	(42,304,682)
Net Unrealized Appreciation	$17,041,746

Sector Diversification	Percentage of Net Assets
Financials	97.2%
Assets in Excess of Other Liabilities	2.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

72

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
REAL ESTATE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$—	$72,097,193	$—	$72,097,193
Austria	—	3,678,531	—	3,678,531
Brazil	1,915,642	—	—	1,915,642
Canada	19,295,419	—	—	19,295,419
China	—	12,246,733	—	12,246,733
Finland	—	966,005	—	966,005
France	1,481,361	33,817,551	—	35,298,912
Germany	—	4,037,796	—	4,037,796
Hong Kong	—	91,225,243	—	91,225,243
Italy	—	655,402	—	655,402
Japan	—	113,864,680	—	113,864,680
Netherlands	—	5,070,957	—	5,070,957
Philippines	—	2,556,872	—	2,556,872
Singapore	—	43,496,340	—	43,496,340
Sweden	—	7,437,906	—	7,437,906
Switzerland	—	7,602,222	—	7,602,222
United Kingdom	3,187,834	36,141,696	—	39,329,530
Total Common Stock	25,880,256	434,895,127	—	460,775,383
Rights	—	69,921	—	69,921
Total Investments, at value	$25,880,256	$434,965,048	$—	$460,845,304

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

73

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Australia: 6.5%
152,060		Aditya Birla Minerals Ltd.	102,921	0.0
160,913		Amcor Ltd.	1,255,911	0.5
79,479		Ansell Ltd.	1,223,583	0.5
425,481		Australian Pharmaceutical Industries Ltd.	174,593	0.1
246,877	@	Australian Worldwide Exploration Ltd.	445,399	0.2
89,000		Beach Petroleum Ltd.	128,967	0.1
85,795	@	Boom Logistics Ltd	24,031	0.0
76,171		Caltex Australia Ltd.	1,085,188	0.4
143,254		Computershare Ltd.	1,249,416	0.5
13,994		Credit Corp. Group Ltd.	87,180	0.0
1,447,319	@	Dart Energy Ltd.	427,158	0.2
348,756		Emeco Holdings Ltd.	375,753	0.2
255,121	@	Exco Resources Ltd	46,525	0.0
115,774		FlexiGroup Ltd./Australia	273,098	0.1
55,226		Iluka Resources Ltd.	964,711	0.4
19,180	@	Kingsrose Mining Ltd.	23,477	0.0
1,960		Melbourne IT Ltd.	3,802	0.0
63,657	@	Mesoblast Ltd.	496,925	0.2
71,681	@	Mineral Deposits Ltd.	445,986	0.2
634,931		Mirvac Group	853,150	0.3
34,581	@	Molopo Australia Ltd.	24,682	0.0
406,858		Myer Holdings Ltd.	991,853	0.4
63,778		NIB Holdings Ltd./Australia	108,742	0.0
218,947	@	Northern Star Resources Ltd	198,217	0.1
254,978	@	OceanaGold Corp.	590,677	0.2
1,602	@	OPUS Group Ltd.	1,252	0.0
28,485		Programmed Maintenance Services Ltd.	75,803	0.0
29,869	@	Ramelius Resources Ltd.	23,804	0.0
36,239		RCR Tomlinson Ltd.	74,751	0.0
143,539	@	Resolute Mining Ltd.	249,939	0.1
764,897	@	Roc Oil Co. Ltd.	316,454	0.1
114,533	@	Saracen Mineral Holdings Ltd.	68,583	0.0
487,169		Sigma Pharmaceuticals Ltd.	335,337	0.1
73,317		Sims Group Ltd.	1,078,152	0.4
65,009		Skilled Group Ltd.	164,980	0.1
137,868	@	St Barbara Ltd.	326,770	0.1
589,494	@	Starpharma Holdings Ltd.	1,135,330	0.4
37,394	@	Sunland Group Ltd.	29,785	0.0
277,170		Transfield Services Ltd.	653,655	0.3
5,093		Troy Resources NL	23,534	0.0
44,436		WDS Ltd.	27,675	0.0
147,546	@	Whitehaven Coal Ltd.	810,185	0.3
		16,997,934		6.5

		Austria: 1.9%
20,000		Kapsch TrafficCom AG	1,787,502	0.7
14,000		Mayr Melnhof Karton AG	1,427,173	0.6
3,098	@	POLYTEC Holding AG	28,700	0.0
28,000		Rosenbauer International AG	1,663,980	0.6
		4,907,355		1.9

		Belgium: 1.2%
208,437	@	AGFA-Gevaert NV	456,174	0.2
4,209		Barco NV	279,420	0.1
1,788		Cie d'Entreprises CFE	103,150	0.1
6,182		Kinepolis Group NV	575,896	0.2
44,377		Recticel SA	349,572	0.1
42,688		Tessenderlo Chemie NV	1,353,298	0.5
		3,117,510		1.2

		Bermuda: 0.0%
6,361	@	Global Sources Ltd.	39,184	0.0

		Brazil: 0.5%
40,193	@	BR Properties SA	501,846	0.2
80,000	@	Brazil Pharma SA	461,664	0.2
7,200		Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	110,144	0.0
19,546	@	Oi SA ADR	350,460	0.1
		1,424,114		0.5

		Canada: 4.0%
7,716		Aastra Technologies Ltd.	143,799	0.1
4,455		Aecon Group, Inc.	60,251	0.0
2,600		Akita Drilling Ltd.	26,583	0.0
1,900	@	Atrium Innovations, Inc.	21,619	0.0
46,915	@	Aurizon Mines Ltd.	253,810	0.1
3,400		Boyd Group Income Fund	40,441	0.0
16,748	@	Brick Ltd./The	57,135	0.0
22,700		Calfrac Well Services Ltd.	622,736	0.2
47,645		Canfor Pulp Products, Inc.	590,347	0.2
52,000		Cascades, Inc.	223,192	0.1
3,700		Cash Store Financial Services, Inc./The	21,125	0.0
9,600		CCL Industries, Inc.	367,926	0.2
300	@	Celestica, Inc.	2,688	0.0
2,365		Cervus Equipment Corp.	44,291	0.0
4,000		Cogeco Cable, Inc.	198,411	0.1
2,100		Cogeco, Inc.	108,991	0.1
1,600		Computer Modelling Group Ltd.	26,692	0.0
1,400		Corby Distilleries Ltd.	22,959	0.0
28,900	@	Cott Corp.	188,112	0.1
946		DirectCash Payments, Inc.	23,567	0.0
43,500		Dorel Industries, Inc.	1,316,207	0.5
11,600	@	Dundee Corp.	287,343	0.1
13,000		Enghouse Systems Ltd.	184,238	0.1
7,400		Exco Technologies Ltd.	38,953	0.0
11,527	@	FirstService Corp.	315,148	0.1
9,800	@	Garda World Security Corp.	77,281	0.0
172,896	@	Guide Exploration Ltd.	348,295	0.1
108,800		Horizon North Logistics, Inc.	647,612	0.3
31,497		InnVest Real Estate Investment Trust	162,292	0.1

See Accompanying Notes to Financial Statements

74

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
5,813	@	Intertape Polymer Group Inc.	31,429	0.0
29,000		IROC Energy Services Corp.	68,988	0.0
2,300		K-Bro Linen, Inc.	53,900	0.0
8,300	@	La Mancha Resources, Inc.	23,946	0.0
29,500	@	Mart Resources, Inc.	32,849	0.0
20,833		MI Developments, Inc.	735,197	0.3
47,500		Nevsun Resources Ltd	175,027	0.1
10,700		Newalta Corp.	153,050	0.1
11,946		Niko Resources Ltd.	503,308	0.2
55,900		Noranda Income Fund	323,115	0.1
7,234	@	Pace Oil & Gas Ltd.	34,418	0.0
78,430	@	Primero Mining Corp.	215,953	0.1
1,400		Quebecor, Inc.	55,031	0.0
4,900		Rocky Mountain Dealerships, Inc.	58,233	0.0
4,599	@	Strad Energy Services Ltd.	26,025	0.0
72,400	@	Tembec, Inc.	221,337	0.1
12,400		Temple Real Estate Investment Trust	75,943	0.0
3,200		Torstar Corp.	33,236	0.0
5,100		Total Energy Services, Inc.	75,944	0.0
39,000		Transcontinental, Inc.	456,385	0.2
25,100		Trinidad Drilling Ltd.	162,616	0.1
10,100	@	US Silver Corp.	16,870	0.0
12,090		Wajax Corp.	610,466	0.2
560		West Fraser Timber Co., Ltd.	24,620	0.0
		10,589,930		4.0

		China: 2.8%
480,000		Baofeng Modern International Holdings Co. Ltd	77,756	0.0
68,000		Baoye Group Co. Ltd.	42,953	0.0
1,693,000	@,L,X	China Gaoxian Fibre Fabric Holdings Ltd.	25,994	0.0
322,000		China Taisan Technology Group Holdings Ltd	23,340	0.0
56,793		China Yuchai International Ltd.	804,757	0.3
15	@	Concord Medical Services Holding Ltd. ADR	57	0.0
1,858,000		Evergreen International Holdings Ltd	521,397	0.2
56,000		Great Wall Technology Co. Ltd.	12,929	0.0
2,366,000		GZI Transport Ltd.	1,138,648	0.4
293,040		Hopefluent Group Holdings Ltd.	76,109	0.0
49,600		Jiangling Motors Corp. Ltd.	117,654	0.1
3,580,000		Leoch International Technology Ltd.	889,570	0.4
431,000		Li Heng Chemical Fibre Technologies Ltd	53,258	0.0
29,090		NAM TAI Electronics, Inc.	144,868	0.1
419,500		Parkson Retail Group Ltd.	465,848	0.2
142,000	@	People's Food Holdings Ltd.	67,701	0.0
314,000		QingMei Group Holdings Ltd.	20,732	0.0
88,000	@,X	RREEF China Commercial Trust	–	–
172,400	@	Shanda Games Ltd. ADR	913,720	0.4
1,776,000		SinoCom Software Group Ltd.	227,615	0.1
135,000		SinoMedia Holding Ltd.	79,147	0.0
837,000		SunVic Chemical Holdings Ltd.	229,004	0.1
3,400,000		West China Cement Ltd.	815,827	0.3
10,950		Xinyuan Real Estate Co. Ltd. ADR	36,792	0.0
529,000		Yanlord Land Group Ltd.	493,198	0.2
		7,278,874		2.8

		Denmark: 0.7%
1,481		East Asiatic Co., Ltd. A/S	40,761	0.0
21,000	@	Jyske Bank	658,024	0.3
433		PER Aarsleff A/S	33,623	0.0
3,000		Ringkjoebing Landbobank A/S	376,427	0.2
35,000	@	Sydbank A/S	608,714	0.2
		1,717,549		0.7

		Egypt: 0.0%
11,431	@	Orascom Telecom Holding SAE GDR	32,007	0.0
11,431	@	Orascom Telecom Media and Technology Holding SAE GDR	12,917	0.0
		44,924		0.0

		Finland: 0.1%
15,981		Hk-Ruokatalo Oyj	92,643	0.0
19,720		Oriola-KD OYJ	47,613	0.0
5,523		Tieto Oyj	97,261	0.1
		237,517		0.1

		France: 4.0%
12,000		Alten Ltd.	349,127	0.1
9,758		Arkema	865,426	0.3
1,506		Assystem	31,864	0.0
4,862		Bonduelle S.C.A.	468,653	0.2
354		Bongrain SA	22,497	0.0
40,000		Bourbon SA	1,171,610	0.4
1,456		Cegid Group	29,098	0.0
51,000	@	Club Mediterranee	978,037	0.4
28,382		Derichebourg	84,079	0.0
4,346		Devoteam SA	68,427	0.0
160,000		Groupe Eurotunnel S.A.	1,346,177	0.5
16,647		Groupe Steria SCA	329,632	0.1
6,983	@	ID Logistics Group	196,791	0.1
9,100		Ipsos S.A.	295,174	0.1
132,103		Lectra	751,528	0.3
50,000		Medica SA	773,274	0.3
41,587		NetGem SA	127,017	0.1
12,631		Nexity	359,698	0.1
4,204	@	Parrot SA	127,013	0.1
4,000		Pierre & Vacances	118,951	0.1
30,897		Rallye SA	1,031,815	0.4
496	@	Societe de la Tour Eiffel	25,843	0.0
3,247		Sopra Group SA	187,403	0.1
5,013		Teleperformance	134,331	0.1
324	@	Tessi SA	33,774	0.0

See Accompanying Notes to Financial Statements

75

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
2,277		Trigano SA	33,587	0.0
66,322	@	UbiSoft Entertainment	457,191	0.2
		10,398,017		4.0

		Germany: 7.7%
8,754	@	Aareal Bank AG	169,079	0.1
7,416		Amadeus Fire AG	371,204	0.1
3,424		Aurelius AG	150,700	0.1
31,742		Aurubis AG	1,766,661	0.7
28,338		Bechtle AG	1,276,440	0.5
507		Biotest AG	29,537	0.0
18,975		CANCOM AG	334,633	0.1
21,363		Cewe Color Holding AG	941,721	0.4
31,397		Deutsche Lufthansa AG	408,863	0.2
18,414		Draegerwerk AG & Co. KGaA	2,074,217	0.8
2,336		Duerr AG	147,641	0.1
3,487		Elmos Semiconductor AG	39,158	0.0
90,000		Freenet AG	1,565,252	0.6
4,740		Gesco AG	396,537	0.1
1,142	L	Hornbach Holding AG	84,657	0.0
32,638		Jungheinrich AG	1,123,859	0.4
1,858		Koenig & Bauer AG	30,378	0.0
4,500		MTU Aero Engines Holding AG	379,156	0.1
6,065	@	Patrizia Immobilien AG	39,312	0.0
40,000	@	Prime Office REIT-AG	215,847	0.1
7,500		PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	169,056	0.1
32,000		Rheinmetall AG	1,798,211	0.7
87,000	@	RIB Software AG	612,959	0.2
130,000	@	SAF-Holland SA	1,094,146	0.4
12,195		Schuler AG	259,168	0.1
640		STO AG	101,157	0.0
12,000	@	Stratec Biomedical Systems AG	571,564	0.2
40,261		Takkt AG	591,556	0.2
15,000	@	Tipp24 SE	852,118	0.3
70,000	@	Tom Tailor Holding AG	1,302,353	0.5
22,634	@	TUI AG	165,525	0.1
44,000		Wirecard AG	816,350	0.3
6,000	@	XING AG	447,515	0.2
		20,326,530		7.7

		Hong Kong: 4.2%
41,600		Asia Standard International Group	6,756	0.0
466,000		Bossini International Hldg	32,316	0.0
386,000		Champion Technology Holdings Ltd.	5,068	0.0
5,605,840	@,X	China Billion Resources Ltd.	62,860	0.0
20,673	@	China Engine Group Ltd	63,224	0.0
797,500		Comba Telecom Systems Holdings Ltd	439,732	0.2
548,000		Convenience Retail Asia Ltd.	293,167	0.1
2,350,000		CSI Properties Ltd.	95,498	0.0
665,280		Dah Sing Banking Group Ltd.	687,534	0.3
110,500		Dickson Concepts International Ltd.	61,090	0.0
1,076,000	@	DMX Technologies Group Ltd.	212,115	0.1
140,000		Dragon Hill Wuling Automobile Holdings Ltd.	9,879	0.0
148,000	X	Eagle Nice International Holdings Ltd.	33,000	0.0
138,000	@	eSun Holdings Ltd.	18,969	0.0
5,538,000		EVA Precision Industrial Holdings Ltd.	937,715	0.4
614,000		First Pacific Co.	665,119	0.3
1,744,000		Fountain SET Hldgs	219,518	0.1
108,000		Glorious Sun Enterprises Ltd.	36,930	0.0
603,000		Goldlion Holdings Ltd.	259,971	0.1
253,600		HKR International Ltd.	95,760	0.0
740,000	@	Huafeng Group Holdings Ltd.	18,932	0.0
54,000		Hung Hing Printing Group Ltd.	8,916	0.0
1,125,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	499,848	0.2
106,000	@	Jinhui Holdings Ltd.	19,931	0.0
25,211	@	Jinhui Shipping & Transportation Ltd.	45,668	0.0
536,000		King Fook Holdings	68,658	0.0
22,000		Kingmaker Footwear Holdings Ltd.	3,536	0.0
3,680,000		Lai Fung Holdings Ltd.	66,667	0.0
1,483,000	@	Lai Sun Development	23,024	0.0
482,000		Lippo China Resources Ltd.	12,097	0.0
18,000		Lippo Ltd.	6,396	0.0
1,323,000	X	Loudong General Nice Resources China Holdings Ltd.	104,017	0.1
502,000		Midland Holdings Ltd.	251,734	0.1
93,828	@	Next Media Ltd.	7,848	0.0
278,000		Pacific Andes International Holdings Ltd.	18,969	0.0
1,240,000	@	Pacific Century Premium Developments Ltd.	293,681	0.1
58,000		Pacific Textile Holdings Ltd.	38,474	0.0
431,000		Pico Far East Holdings Ltd.	103,533	0.0
1,335,000		Polytec Asset Holdings Ltd.	142,145	0.1
541,500	X	Ports Design Ltd.	795,641	0.3
263,000		Prosperity REIT	58,525	0.0
114,448	@	RCG Holdings Ltd./Hong Kong	10,773	0.0
1,080,000		Regal Hotels International Holdings Ltd.	447,525	0.2
404,000		Road King Infrastructure	262,404	0.1
156,000		Sincere Watch Hong Kong Ltd.	41,566	0.0
1,282,000		Singamas Container Holdings Ltd.	382,015	0.2
8,294,000	@	Sinolink Worldwide Holdings	658,534	0.3
34,000		Soundwill Holdings Ltd.	53,320	0.0
265,500		SUNeVision Holdings Ltd.	37,817	0.0
1,021,500		Techtronic Industries Co.	1,226,076	0.5

See Accompanying Notes to Financial Statements

76

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
4,000		Texhong Textile Group Ltd.	1,688	0.0
746,000		Tomson Group Ltd.	172,861	0.1
274,000		Tradelink Electronic Commerce Ltd.	41,605	0.0
3,341		Transport International Holdings Ltd.	6,868	0.0
228,000		Varitronix International Ltd.	113,968	0.0
832,000	@	VST Holdings Ltd.	201,051	0.1
189,000		Yue Yuen Industrial Holdings	630,511	0.2
		11,113,043		4.2

		India: 0.9%
9,163		Aditya Birla Nuvo Ltd.	160,942	0.1
137,251		Allahabad Bank	430,554	0.2
42,651		Bank Of Maharashtra	43,369	0.0
27,030		Binani Industries Ltd.	57,796	0.0
443,790		Dena Bank	781,929	0.3
25,620		Geodesic Ltd.	22,141	0.0
28,318		Geometric Ltd.	36,271	0.0
13,026		Gujarat Narmada Valley Fertilizers Co. Ltd	20,194	0.0
43,010		Gujarat State Fertilisers & Chemicals Ltd.	359,011	0.1
62,383		JBF Industries Ltd.	133,585	0.1
40,939		Jindal Poly Films Ltd	151,797	0.1
12,439		JK Tyre & Industries Ltd.	20,448	0.0
24,808		Varun Industries Ltd.	17,480	0.0
9,477	@	Wockhardt Ltd.	130,988	0.0
7,522	@,X	Zuari Holdings Ltd.	46,316	0.0
7,522		Zuari Industries Ltd.	22,970	0.0
		2,435,791		0.9

		Indonesia: 0.6%
345,500		Adhi Karya Persero Tbk PT	37,117	0.0
443,000	@	Asia Pacific Fibers Tbk PT	19,181	0.0
16,224,000		Ciputra Property TBK PT	1,393,405	0.5
6,646,000	@	Darma Henwa Tbk PT	56,141	0.0
93,000		Indosat Tbk PT	48,858	0.0
261,500	@	Lippo Cikarang Tbk PT	91,499	0.1
464,500	@	Multipolar Corp. Tbk PT	6,295	0.0
		1,652,496		0.6

		Ireland: 1.8%
60,000		DCC Plc	1,509,314	0.6
170,000		Grafton Group Plc	750,516	0.3
370,000		IFG Group PLC	739,549	0.3
45,000		Irish Continental Group PLC	911,365	0.4
43,898		James Hardie Industries SE	339,287	0.1
300		Smurfit Kappa Group PLC	2,526	0.0
49,700	@	Smurfit Kappa PLC	418,705	0.1
7,532		Trinity Biotech PLC ADR	86,769	0.0
		4,758,031		1.8

		Israel: 0.1%
31,355	@	Africa Israel Investments Ltd.	118,795	0.1
2,331		Formula Systems 1985 Ltd.	37,314	0.0
3,271		Hot Telecommunication System Ltd.	32,972	0.0
		189,081		0.1

		Italy: 2.9%
70,000		Amplifon S.p.A.	383,875	0.1
42,688		Autostrada Torino-Milano S.p.A.	231,258	0.1
140,000		Azimut Holding S.p.A.	1,375,392	0.5
383,072		Banca Popolare di Milano SCRL	188,606	0.1
16,564	@	Brunello Cucinelli SpA	263,109	0.1
160,000		Cairo Communication S.p.A.	672,463	0.3
31,060		Danieli & Co. Officine Meccaniche S.p.A.	881,600	0.3
11,575	@	Delclima	6,789	0.0
16,665		De'Longhi SpA	234,938	0.1
1,676		Engineering Ingegneria Informatica SpA	47,031	0.0
42,301		Exor S.p.A.	984,886	0.4
64,421		Indesit Co. SpA	374,748	0.1
1,475		Italmobiliare SpA	27,962	0.0
160,415		KME Group	65,401	0.0
80,000	@	Natuzzi SpA ADR	225,200	0.1
60,000		Prysmian S.p.A.	977,332	0.4
30,000	@	Safilo Group SpA	196,855	0.1
210,000	@	Sorin S.p.A.	394,246	0.2
		7,531,691		2.9

		Japan: 20.4%
1,158		Accordia Golf Co., Ltd.	898,573	0.3
1,900		Aeon Fantasy Co., Ltd.	29,726	0.0
4,300		Ahresty Corp.	40,342	0.0
18,900		Aica Kogyo Co., Ltd.	276,941	0.1
16,400		Airport Facilities Co., Ltd.	73,488	0.0
149,400		Allied Telesis Holdings KK	150,599	0.1
2,300		Amuse, Inc.	31,418	0.0
7,500		Arc Land Sakamoto Co., Ltd.	117,497	0.1
47,700		Arcs Co., Ltd.	1,025,350	0.4
17,500		Argo Graphics, Inc.	244,625	0.1
33,800		Asahi Diamond Industrial Co., Ltd.	373,804	0.1
14,200		Belluna Co., Ltd.	112,363	0.1
42,000		Best Denki Co., Ltd.	101,964	0.0
32,500		Capcom Co., Ltd.	742,135	0.3
527,000		Chori Co., Ltd.	724,259	0.3
6,500		Chubu Steel Plate Co., Ltd.	36,522	0.0
47,000		Chuetsu Pulp & Paper Co., Ltd.	97,928	0.0
59,000		Daido Steel Co., Ltd.	365,995	0.1
2,200		Daikoku Denki Co., Ltd.	31,459	0.0
105,000		Daikyo, Inc.	273,859	0.1
199,000		Daiwa Industries Ltd.	1,009,316	0.4
30,091		DTS Corp.	408,504	0.2
4,300		Dydo Drinco, Inc.	174,863	0.1
12,000		Excel Co., Ltd.	111,508	0.0
13,000		Exedy Corp.	365,364	0.1
1,216		Faith, Inc.	149,718	0.1
3,100		F-Tech, Inc.	63,924	0.0
14,000	@	Fuji Kiko Co., Ltd.	51,798	0.0
22,927		Fuji Soft, Inc.	403,874	0.2
48,800		Fujikura Kasei Co., Ltd.	284,114	0.1

See Accompanying Notes to Financial Statements

77

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
1,600		Fujimori Kogyo Co., Ltd.	27,362	0.0
42		Fujishoji Co., Ltd.	47,037	0.0
6,800		Fujitsu Frontech Ltd.	43,686	0.0
1,200		Fukuda Denshi Co., Ltd.	36,085	0.0
20,100		Furuno Electric Co., Ltd.	99,668	0.0
58,900		Futaba Industrial Co., Ltd.	314,414	0.1
33		Gendai Agency, Inc.	37,737	0.0
37,800		Glory Ltd.	812,919	0.3
13,600		Happinet Corp.	142,990	0.1
7,000		Higashi Nihon House Co. Ltd.	36,107	0.0
6,800		HI-LEX CORP	118,260	0.1
26,300		Hitachi Transport System Ltd.	481,317	0.2
9,200		H-One Co. Ltd.	104,421	0.0
6,200		Icom, Inc.	155,164	0.1
19,600		Iida Home Max	161,962	0.1
2,900		Imasen Electric Industrial	39,675	0.0
87,809		Inabata & Co., Ltd.	577,094	0.2
94,700		Ines Corp.	742,942	0.3
161		Infocom Corp.	183,780	0.1
4,200		Innotech Corp.	25,193	0.0
5,400		Information Services International-Dentsu Ltd.	43,916	0.0
3,700		J Trust Co. Ltd.	82,101	0.0
306,000		JFE Shoji Trade Corp.	1,518,457	0.6
47,000		Jidosha Buhin Kogyo Co., Ltd.	321,748	0.1
24,000		JMS Co., Ltd.	77,948	0.0
40,100		JSP Corp.	547,602	0.2
10,400	@	Justsystems Corp.	31,371	0.0
1,566,000	@	Kanematsu Corp.	1,870,144	0.7
12,000		Kasai Kogyo Co., Ltd.	63,335	0.0
20,000	@	Kinki Nippon Tourist Co., Ltd.	30,911	0.0
2,200		Kita-Nippon Bank Ltd.	55,870	0.0
25,000		Koito Manufacturing Co., Ltd.	386,849	0.2
58,000	@	Kumagai Gumi Co., Ltd.	59,427	0.0
183,000		Kureha Corp.	873,705	0.3
54,900		Kuroda Electric Co., Ltd.	561,261	0.2
28,100		Kyoden Co., Ltd.	52,579	0.0
36,000		Kyodo Printing Co., Ltd.	98,842	0.0
27,400		Lintec Corp.	529,361	0.2
192,000		Marudai Food Co., Ltd.	742,079	0.3
16,400		MCJ Co. Ltd.	31,849	0.0
108,627		Mimasu Semiconductor Industry Co., Ltd.	995,935	0.4
1,800		Mitani Corp.	25,729	0.0
98,000		Mitsui Sugar Co., Ltd.	320,046	0.1
8,600		Miura Co., Ltd.	222,730	0.1
58,000		Modec, Inc.	1,213,499	0.5
55,900		Musashi Seimitsu Industry Co., Ltd.	1,308,670	0.5
12,900		Nabtesco Corp.	275,385	0.1
1,300		Nafco Co., Ltd.	23,473	0.0
67,483		Namura Shipbuilding Co., Ltd.	267,314	0.1
59,600		NEC Networks & System Integration Corp.	887,055	0.3
40,700		Nichi-iko Pharmaceutical Co., Ltd.	844,621	0.3
9,000		Nichireki Co., Ltd.	44,931	0.0
22,100		Nidec Copal Corp.	268,594	0.1
8,400		Nifco, Inc.	225,958	0.1
80,000		Nihon Parkerizing Co., Ltd.	1,194,751	0.5
138,000		Nippo Corp.	1,419,846	0.5
2,000		Nippon Seisen Co., Ltd.	9,996	0.0
227,000		Nippon Soda Co., Ltd.	980,084	0.4
87,000		Nippon Steel Trading Co., Ltd.	251,338	0.1
86,000		Nippon Thompson Co., Ltd.	475,556	0.2
39,824	@	NIS Group Co., Ltd.	2,494	0.0
388,000		Nishimatsu Construction Co., Ltd.	834,802	0.3
16,200		Nisshin Fudosan Co.	102,445	0.0
55,000		Nitta Corp.	1,044,298	0.4
156,000		Nittetsu Mining Co., Ltd.	663,766	0.3
4,967		Nojima Corp.	35,130	0.0
57,000		Obayashi Road Corp.	169,679	0.1
4,000		Onoken Co., Ltd.	32,611	0.0
19,000		Pacific Industrial Co., Ltd.	118,121	0.1
116,000		Prima Meat Packers Ltd.	227,236	0.1
800		Relo Holdings, Inc.	23,599	0.0
4,000		Rokko Butter Co. Ltd.	23,497	0.0
2,700		Saison Information Systems Co. Ltd.	39,498	0.0
15,000		San-Ai Oil Co., Ltd.	72,966	0.0
56,000		Sanki Engineering Co., Ltd.	293,170	0.1
6,000		Sekisui Jushi Corp.	58,947	0.0
4,900		Senshu Electric Co. Ltd	67,535	0.0
7,800		Shidax Corp.	33,014	0.0
33,300		Shinko Plantech Co., Ltd.	281,211	0.1
224,000		Shinsho Corp.	506,446	0.2
13,400		Ship Healthcare Holdings, Inc.	316,762	0.1
122,000		Sumikin Bussan Corp.	312,268	0.1
53,500		Sumitomo Densetsu Co., Ltd.	409,882	0.2
11,000		Sumitomo Precision Products	59,936	0.0
8,500		Tachi-S Co., Ltd.	162,498	0.1
82,000		Taihei Kogyo Co., Ltd.	430,300	0.2
25,882		Taiho Kogyo Co., Ltd.	333,034	0.1
8,100		Takara Leben Co., Ltd.	70,262	0.0
130,000		Takasago International Corp.	653,042	0.3
10,000		Takiron Co., Ltd.	35,209	0.0
79,000		TBK Co., Ltd.	511,095	0.2
1,700		Tera Probe, Inc.	15,485	0.0
138,000		TOA Road Corp.	416,116	0.2
263,000		Tokai Tokyo Financial Holdings	936,668	0.4
139,000		Tokyo Tekko Co., Ltd.	467,527	0.2
156,000	@,L	Tonichi Carlife Group, Inc.	474,661	0.2
8,000		Totetsu Kogyo Co., Ltd.	85,527	0.0
6,800		Towa Corp.	38,069	0.0
113,800		Toyo Kohan Co., Ltd.	408,765	0.2
16,700		Toyo Tanso Co., Ltd.	609,465	0.2
1,900		Trans Cosmos, Inc.	27,072	0.0
61,300		Trusco Nakayama Corp.	1,300,184	0.5
22,400		Tsumura & Co.	598,516	0.2
7,500		Tsuruha Holdings, Inc.	449,346	0.2
22,900		Tsutsumi Jewelry Co., Ltd.	669,864	0.3
68,634		Unipres Corp.	2,156,975	0.8

See Accompanying Notes to Financial Statements

78

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
200		Vital KSK Holdings, Inc.	1,828	0.0
10,900		VT Holdings Co. Ltd.	99,871	0.0
27,400		Warabeya Nichiyo Co., Ltd.	448,270	0.2
8,800		Waseda Academy Co., Ltd.	81,673	0.0
10,304		Watabe Wedding Corp.	96,877	0.0
12,700	@	Yamaichi Electronics Co., Ltd.	28,696	0.0
113,400		Yamazen Corp.	1,021,897	0.4
48,300		Yonekyu Corp.	464,320	0.2
7,400		Yorozu Corp.	149,039	0.1
1,018,000		Yuasa Trading Co., Ltd.	1,764,372	0.7
40,200		Yushin Precision Equipment Co., Ltd.	912,836	0.4
		53,843,181		20.4

		Malaysia: 1.0%
33,200		Coastal Contracts Bhd	21,437	0.0
101,900		DRB-Hicom Bhd	85,525	0.0
8,400		Hong Leong Financial Group Bhd	33,089	0.0
64,600		Kian JOO CAN Factory BHD	41,949	0.0
853,572		Kulim Malaysia BHD	1,190,455	0.5
239,900		Kumpulan Fima BHD	145,636	0.1
1,028,900		Lion Industries Corp. Bhd	474,211	0.2
429,400		Media Prima Bhd	361,686	0.1
33,900		MNRB Holdings Bhd	29,642	0.0
59,400		Paramount Corp. Bhd	30,763	0.0
117,400		UMW Holdings Bhd	304,185	0.1
		2,718,578		1.0

		Mexico: 0.1%
2,200	@	Gruma SAB de CV ADR	24,002	0.0
600		Grupo Herdez S.A.B. de C.V.	1,327	0.0
45,900	@	Grupo Simec SAB de CV	142,253	0.0
41,900	@	Industrias CH, SA	190,104	0.1
		357,686		0.1

		Netherlands: 2.9%
12,331		BE Semiconductor Industries NV	98,405	0.0
110,000		Delta Lloyd NV	1,855,179	0.7
4,500		DOCdata NV	67,608	0.0
10,000		Fugro NV	731,031	0.3
69,500		Imtech NV	1,965,325	0.7
270,000	@	LBi International NV	953,376	0.4
40,275		Mediq NV	534,313	0.2
162,715	@	SNS Reaal NV	321,592	0.1
39,500		Ten Cate NV	1,206,009	0.5
		7,732,838		2.9

		New Zealand: 1.1%
356,984	@	Chorus Ltd.	996,889	0.4
328,324		Fletcher Building Ltd.	1,674,979	0.6
35,411		Fletcher Building Ltd.	180,239	0.1
		2,852,107		1.1

		Norway: 0.7%
4,045	@	Aktiv Kapital ASA	21,266	0.0
3,328		Cermaq ASA	45,477	0.0
18,666	@	Dockwise Ltd.	371,823	0.1
286,000	@	Morpol ASA	476,255	0.2
121,229	@,L	Norske Skogindustrier ASA	121,186	0.1
10,594		Northern Offshore Ltd.	21,571	0.0
194,091	@	Pronova BioPharma AS	243,506	0.1
3,311		Sparebanken Ost	16,745	0.0
140,000	@	Storebrand ASA	629,368	0.2
		1,947,197		0.7

		Pakistan: 0.1%
1,100,563		Bank Alfalah Ltd.	208,334	0.1
274,568		Pakistan Telecommunication Co., Ltd.	37,850	0.0
		246,184		0.1

		Philippines: 0.2%
12,290		Globe Telecom, Inc.	326,261	0.1
120,700		Nickel Asia Corp.	99,653	0.1
		425,914		0.2

		Poland: 0.1%
101,700		Tauron Polska Energia SA	150,853	0.1

		Russia: 0.1%
120,000	@	Exillon Energy PLC	270,619	0.1

		Singapore: 2.7%
47,000		Allco Commercial Real Estate Investment Trust	34,911	0.0
12,392		Broadway Industrial Group Ltd.	4,291	0.0
36,036		Cape PLC	220,770	0.1
139,000	@	CSE Global Ltd.	83,290	0.0
328,000		First Resources Ltd.	496,865	0.2
239,618	@	Flextronics International Ltd.	1,595,856	0.6
65,000		Goodpack Ltd.	84,496	0.0
953,000		GuocoLeisure Ltd.	456,577	0.2
37,881		Hiap Seng Engineering Ltd.	9,285	0.0
148,000		Ho Bee Investment Ltd.	164,637	0.1
274,000		Hong Leong Asia Ltd.	404,896	0.2
259,000		InnoTek Ltd.	104,196	0.0
19,000		Jardine Cycle & Carriage Ltd.	721,705	0.3
1,223,000		LC Development Ltd.	153,589	0.1
394,000		Lian Beng Group Ltd.	122,162	0.1
940,680		Mapletree Industrial Trust	858,542	0.3
216,000		Meiban Group Ltd.	68,797	0.0
28,050		Miclyn Express Offshore Ltd.	60,483	0.0
39,000		PEC Ltd.	22,118	0.0
63,000		QAF Ltd.	36,809	0.0
372,000		Saizen REIT	43,013	0.0
36,000	@	Sunningdale Tech Ltd.	3,650	0.0
97,000		Super Group Ltd/Singapore	148,762	0.1
358,000		Tiong Woon Corp. Holding Ltd.	70,775	0.0
473,000		UMS Holdings Ltd.	157,968	0.1
243,000		United Overseas Land Ltd.	885,578	0.3
48,000		UOB-Kay Hian Holdings Ltd.	66,411	0.0
		7,080,432		2.7

See Accompanying Notes to Financial Statements

79

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

		South Africa: 0.1%
25,651	@	SUPER GROUP LTD	48,522	0.0
105,518		Telkom SA Ltd.	322,962	0.1
		371,484		0.1

		South Korea: 3.1%
358		Amorepacific Corp.	89,984	0.0
2,300		Asia Cement Co. Ltd.	98,392	0.0
87,980		BS Financial Group, Inc.	900,893	0.4
1,062		Dae Han Flour Mills Co. Ltd.	122,938	0.1
22,050		Daeduck GDS Co., Ltd.	244,759	0.1
8,020	@	Daegu Department Store	94,880	0.0
10,130		Daesang Holdings Co. Ltd.	38,815	0.0
12,718		Daou Data Corp.	39,539	0.0
38,870		Daou Technology, Inc.	386,335	0.2
10,170	@	Dongbu Corp.	39,795	0.0
2,145		Dongil Industries Co. Ltd.	101,564	0.1
6,250		Dongwha Pharm Co. Ltd.	26,865	0.0
2,150		Global & Yuasa Battery Co. Ltd.	86,243	0.0
20,240		Hanil E-Wha Co., Ltd.	168,932	0.1
27,840		Hankook Tire Co. Ltd	1,174,450	0.5
2,090		Hankuk Paper Manufacturing Co. Ltd.	34,740	0.0
6,520	@	Hanwha Securities Co.	25,786	0.0
8,558		Humax Co. Ltd	67,091	0.0
379		Ilshin Spinning Co. Ltd.	26,744	0.0
6,885		Jeonbuk Bank	28,783	0.0
2,800		KISCO Corp.	60,584	0.0
1,361		KISWIRE Ltd.	43,808	0.0
7,250		Kolon Corp.	149,517	0.1
580		Korea Flange Co. Ltd.	6,916	0.0
62,919	@	Korea Real Estate Investment Trust Co.	63,443	0.0
16,570		KTCS Corp.	29,948	0.0
17,030		Kwang Dong Pharmaceutical Co. Ltd.	60,361	0.0
2,304		Kyungdong Pharm Co. Ltd.	21,574	0.0
7,920		Mando Corp.	1,261,270	0.5
11,960		Muhak Co. Ltd.	123,770	0.1
106		Namyang Dairy Products Co., Ltd.	60,967	0.0
6,912	@	Neowiz Corp.	86,196	0.0
14,385	@	People & Telecommunication, Inc.	27,662	0.0
1,541		Samchully Co. Ltd.	124,112	0.1
844		Samyang Genex Co. Ltd.	38,665	0.0
739		Samyang Holdings Corp.	39,195	0.0
17,584		SeAH Steel Corp.	1,367,699	0.5
14,320		Sebang Co., Ltd.	191,360	0.1
3,190		Sejong Industrial Co., Ltd.	36,257	0.0
3,880		Sewon Precision Industry Co. Ltd.	39,374	0.0
1,170		Sindo Ricoh Co. Ltd	56,949	0.0
10,230		Tae Kyung Industrial Co. Ltd	30,419	0.0
123		Taekwang Industrial Co. Ltd	111,599	0.1
51,550		Taeyoung Engineering & Construction Co. Ltd.	226,461	0.1
1,080		YESCO Co. Ltd.	25,180	0.0
2,020		Youngone Corp.	100,850	0.0
		8,181,664		3.1

		Spain: 0.2%
30,000	@	Codere SA	238,915	0.1
8,000		Pescanova SA	241,033	0.1
1,797		Unipapel SA	22,883	0.0
		502,831		0.2

		Sweden: 1.2%
5,051		Bilia AB	97,129	0.0
25,099		Billerud AB	242,992	0.1
208,096		Byggmax Group AB	1,315,633	0.5
5,348		Duni AB	48,934	0.0
60,000		FinnvedenBulten AB	376,690	0.2
318,560	@	Global Health Partner AB	327,584	0.1
7,640		Industrial & Financial Systems	130,719	0.1
4,875		Nolato AB	49,315	0.0
8,671		ReadSoft AB	25,173	0.0
32,825		Saab AB	545,919	0.2
		3,160,088		1.2

		Switzerland: 3.8%
545		AFG Arbonia-Forster Holding	11,408	0.0
156		Bossard Holding AG	23,734	0.0
712		Emmi AG	152,097	0.1
3,834	@	Forbo Holding AG	2,774,060	1.1
42,000	@	Gategroup Holding AG	1,424,336	0.5
4,430		Helvetia Holding AG	1,588,941	0.6
10,680		Highlight Communications AG	49,476	0.0
242		Inficon Holding AG	54,788	0.0
2,800	@	Kuoni Reisen Holding	1,010,678	0.4
4,258	@	Micronas Semiconductor Holding AG	45,989	0.0
9,972	@	OC Oerlikon Corp. AG	98,572	0.0
18,000	@	Orior AG	983,639	0.4
4,398	@	Swiss Life Holding	449,861	0.2
6,054		Valora Holding AG	1,269,488	0.5
95		Vetropack Holding AG	178,979	0.0
		10,116,046		3.8

		Taiwan: 1.7%
24,000		Apex International Co. Ltd.	38,257	0.0
17,000		Audix Corp.	15,039	0.0
39,664	@	ChipMOS Technologies (Bermuda) Ltd.	531,497	0.2
38,000		Creative Sensor, Inc.	19,603	0.0
357,000	@	CTCI Corp.	687,320	0.3
2,140		Founding Construction & Development Co. Ltd.	1,330	0.0
520,000		Gigabyte Technology Co., Ltd.	448,438	0.2
90,851		Global Brands Manufacture Ltd.	44,542	0.0
69,090		Hold-Key Electric Wire & Cable Co. Ltd.	24,192	0.0
445,865		Inventec Co., Ltd.	170,695	0.1
385,000		King Yuan Electronics Co., Ltd.	158,600	0.1
286,000		Long Bon International Co., Ltd.	116,042	0.0

See Accompanying Notes to Financial Statements

80

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets
269,896		Mercuries & Associates Ltd.	224,013	0.1
163,000		Merida Industry Co. Ltd.	611,104	0.2
449,856		New Asia Construction & Development Corp.	137,475	0.1
81,000	@	Pacific Construction Co.	24,806	0.0
33,000	@	Princo Corp.	6,204	0.0
616,000		Sigurd Microelectronics Corp.	475,576	0.2
2,070		Sinon Corp.	906	0.0
44,000		STATS ChipPAC Taiwan Semiconductor Corp.	50,305	0.0
225,000		ThaiLin Semiconductor Corp.	82,397	0.0
63,640		TYC Brother Industrial Co., Ltd.	26,632	0.0
254,041		Walsin Technology Corp.	66,886	0.0
94,000		Wellypower Optronics Corp.	51,543	0.0
2,785,000	@	Winbond Electronics Corp.	461,240	0.2
		4,474,642		1.7

		Thailand: 1.1%
36,100		Bangchak Petroleum PCL	29,851	0.0
123,000		Bangkok Expressway PCL	93,563	0.0
1,661,600		Krung Thai Bank PCL	969,824	0.4
170,100		LPN Development PCL	95,388	0.0
62,600		Siam City Cement PCL	668,548	0.3
369,200		Total Access Communication PCL	990,423	0.4
		2,847,597		1.1

		Turkey: 0.2%
63,700		Alarko Holding AS	157,510	0.1
14,207	@	Is Yatirim Menkul Degerler A.S.	15,058	0.0
12,652		Pinar Entegre Et ve Un Sanayi AS	44,106	0.0
15,455		Soda Sanayii AS	29,618	0.0
31,339		Ulker Biskuvi Sanayi AS	94,962	0.0
238,657	@	Vestel Elektronik Sanayi	295,016	0.1
		636,270		0.2

		United Arab Emirates: 0.3%
140,000		Lamprell PLC	791,900	0.3

		United Kingdom: 17.0%
91,004	@	888 Holdings PLC	122,239	0.0
40,000		A.G.BARR PLC	755,100	0.3
100,000		Albemarle & Bond Holdings	517,706	0.2
22,000		Amec PLC	406,273	0.2
150,000		Anglo Pacific Group PLC	779,350	0.3
26,483		Anite PLC	53,265	0.0
140,714	@	Barratt Developments PLC	305,410	0.1
199,213		Beazley PLC	458,576	0.2
50,000	@	Berkeley Group Holdings PLC	1,039,668	0.4
46,806		Bodycote PLC	323,257	0.1
4,469		British Polythene Industries PLC	24,496	0.0
62,010	@	Capital & Regional PLC	33,727	0.0
15,733		Catlin Group Ltd.	107,790	0.0
14,780		City of London Investment Group PLC	91,624	0.0
1,105		Clarkson PLC	24,210	0.0
27,900		Computacenter PLC	188,055	0.1
10,354		Costain Group PLC	37,405	0.0
135,000		CSR Plc	505,209	0.2
70,000		Daily Mail & General Trust	473,075	0.2
140,399		Dairy Crest Group PLC	686,050	0.3
119,079		Davis Service Group PLC	995,788	0.4
37,500		De La Rue PLC	594,131	0.2
590,825		Debenhams PLC	792,232	0.3
120,000		Dechra Pharmaceuticals PLC	898,763	0.4
10,052		Derwent Valley Holdings PLC	284,234	0.1
250,000		Devro PLC	1,251,146	0.5
70,000		Dignity PLC	954,556	0.4
130,000		Diploma PLC	967,916	0.4
249,497		Drax Group PLC	2,198,440	0.8
64,018		DS Smith PLC	174,386	0.1
7,086		E2V Technologies PLC	16,792	0.0
300,000		Elementis Plc	1,012,984	0.4
708,979	@	EnQuest PLC	1,458,531	0.6
176,341		Fiberweb PLC	165,987	0.1
3,518		Fidessa Group PLC	88,478	0.0
100,160	@	Gem Diamonds Ltd.	421,511	0.2
200,000		Grainger PLC	322,091	0.1
150,000		Halma PLC	986,451	0.4
16,541		Highland Gold Mining Ltd.	33,294	0.0
478,542		Home Retail Group	827,864	0.3
65,000		IG Group Holdings PLC	488,413	0.2
33,222		Intermediate Capital Group PLC	138,496	0.1
105,572		International Personal Finance PLC	458,625	0.2
159,041		Interserve PLC	738,168	0.3
254,900		Investec PLC	1,463,850	0.6
70,000		John Wood Group PLC	888,891	0.3
155,877	@	Johnston Press PLC	14,673	0.0
85,000		Keller Group PLC	621,046	0.2
30,000		Kier Group PLC	567,908	0.2
14,472		Lavendon Group PLC	28,301	0.0
90,758		Logica PLC	114,845	0.0
49,349		Lookers Plc	50,456	0.0
2,230		May Gurney Integrated Services PLC	8,359	0.0
298,015	@	Mcbride PLC	614,386	0.2
5,960,300	@	Mcbride PLC - B Shares	9,673	0.0
77,598		Micro Focus International PLC	585,925	0.2
100,000		Millennium & Copthorne Hotels PLC	788,627	0.3
38,013		Mondi PLC	353,461	0.1
100,000		Morgan Crucible Co.	527,660	0.2
15,223		Morgan Sindall PLC	164,715	0.1
179,423	@	Northgate Plc	579,830	0.2
23,028		Pace PLC	27,195	0.0
109,206		Paragon Group of Cos PLC	319,138	0.1
50,000		Pennon Group PLC	596,996	0.2
1,678,800	@	Polo Resources Ltd.	86,368	0.0
316,008	@	Premier Foods PLC	83,391	0.0
125,000	@	Premier Oil PLC	760,683	0.3
100,000		PZ Cussons PLC	539,291	0.2

See Accompanying Notes to Financial Statements

81

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
181,009	QinetiQ PLC	449,570	0.2
250,000	Regus PLC	433,383	0.2
90,000	Ricardo Plc	509,615	0.2
217,586	RM PLC	293,090	0.1
35,303	Savills PLC	204,948	0.1
70,000	SDL PLC	809,675	0.3
488,956	Senior Plc	1,690,625	0.6
424,545	Shanks Group PLC	638,043	0.2
450,000	SIG Plc	769,529	0.3
11,510	Synergy Health PLC	155,264	0.1
800,000	Taylor Wimpey PLC	652,513	0.3
40,000	Travis Perkins PLC	682,432	0.3
52,313	@ Trinity Mirror PLC	27,592	0.0
311,435	TT electronics PLC	960,502	0.4
30,000	Ultra Electronics Holdings PLC	820,157	0.3
31,674	Unite Group Plc	100,412	0.0
54,928	@ Valiant Petroleum PLC	521,485	0.2
50,000	Vitec Group PLC	540,801	0.2
130,183	WH Smith PLC	1,113,502	0.4
8,897	Workspace Group PLC	32,597	0.0
100,000	Yule Catto & Co. PLC	377,749	0.1
		44,780,914	17.0

	United States: 0.4%
303,117	@ Golden Star Resources Ltd.	463,769	0.2
12,558	@ Nova Measuring Instruments Ltd.	110,887	0.0
43,806	@ Orbotech Ltd.	478,362	0.2
		1,053,018	0.4

	Total Common Stock
	(Cost $238,846,461)	259,301,614	98.4

RIGHTS: 0.1%
	Israel: 0.0%
4,275	@ Africa Israel Investments Ltd.	957	0.0

	United Kingdom: 0.1%
36,000	@ Dechra Pharmaceuticals PLC	91,727	0.1

	Total Rights
	(Cost $–)	92,684	0.1

	Total Long-Term Investments
	(Cost $238,846,461)	259,394,298	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc(1): 0.3%
741,188	Morgan Stanley, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $741,192, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $756,012, due 05/15/12-04/01/44)
	(Cost $741,188)	741,188	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
1,149,559	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $1,149,559)	1,149,559	0.4

	Total Short-Term Investments
	(Cost $1,890,747)	1,890,747	0.7

	Total Investments in Securities (Cost $240,737,208)	$ 261,285,045	99.2
	Assets in Excess of Other Liabilities	2,211,089	0.8
	Net Assets	$ 263,496,134	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $242,489,844.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,691,269
Gross Unrealized Depreciation	(32,896,068)
Net Unrealized Appreciation	$18,795,201

See Accompanying Notes to Financial Statements

82

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	18.7%
Consumer Staples	6.0
Energy	5.6
Financials	12.1
Health Care	4.6
Industrials	24.2
Information Technology	11.7
Materials	12.4
Rights	0.1
Telecommunication Services	0.0
Telecommunications	1.9
Utilities	1.2
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	0.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

83

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$836,119	$16,161,815	$—	$16,997,934
Austria	—	4,907,355	—	4,907,355
Belgium	—	3,117,510	—	3,117,510
Bermuda	39,184	—	—	39,184
Brazil	1,424,114	—	—	1,424,114
Canada	10,558,501	31,429	—	10,589,930
China	1,967,895	5,284,985	25,994	7,278,874
Denmark	—	1,717,549	—	1,717,549
Egypt	44,924	—	—	44,924
Finland	—	237,517	—	237,517
France	196,791	10,201,226	—	10,398,017
Germany	1,397,961	18,928,569	—	20,326,530
Hong Kong	10,773	10,106,752	995,518	11,113,043
India	—	2,389,475	46,316	2,435,791
Indonesia	—	1,652,496	—	1,652,496
Ireland	1,737,683	3,020,348	—	4,758,031
Israel	—	189,081	—	189,081
Italy	560,499	6,971,192	—	7,531,691
Japan	145,401	53,697,780	—	53,843,181
Malaysia	—	2,718,578	—	2,718,578
Mexico	357,686	—	—	357,686
Netherlands	67,608	7,665,230	—	7,732,838
New Zealand	—	2,852,107	—	2,852,107
Norway	1,091,584	855,613	—	1,947,197
Pakistan	37,850	208,334	—	246,184
Philippines	—	425,914	—	425,914
Poland	—	150,853	—	150,853
Russia	—	270,619	—	270,619
Singapore	1,595,856	5,484,576	—	7,080,432
South Africa	—	371,484	—	371,484
South Korea	60,967	8,120,697	—	8,181,664
Spain	22,883	479,948	—	502,831
Sweden	179,653	2,980,435	—	3,160,088
Switzerland	1,162,618	8,953,428	—	10,116,046
Taiwan	531,497	3,943,145	—	4,474,642
Thailand	—	2,847,597	—	2,847,597
Turkey	—	636,270	—	636,270
United Arab Emirates	—	791,900	—	791,900
United Kingdom	3,192,418	41,588,496	—	44,780,914
United States	1,053,018	—	—	1,053,018
Total Common Stock	28,273,483	229,960,303	1,067,828	259,301,614
Rights	92,684	—	—	92,684
Short-Term Investments	1,149,559	741,188	—	1,890,747
Total Investments, at value	$29,515,726	$230,701,491	$1,067,828	$261,285,045

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

Transfers in or out of Level 3 represent either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. Transfers are recognized at the end of the reporting period.

See Accompanying Notes to Financial Statements

84

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
SMALL CAP FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/(Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Common Stock	$178,430	$–	$–	$–	$–	$(46,001)	$978,975	$(43,575)	$1,067,829
Total Investments, at value	$178,430	$–	$–	$–	$–	$(46,001)	$978,975	$(43,575)	$1,067,829

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $441.

See Accompanying Notes to Financial Statements

85

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		Australia: 3.5%
232,116		Alumina Ltd.	277,253	1.0
24,119		Newcrest Mining Ltd.	657,244	2.5
		934,497		3.5

		Belgium: 2.8%
143,770		Ageas	261,982	1.0
17,591		Belgacom S.A.	499,850	1.8
		761,832		2.8

		Brazil: 1.4%
6,600		Centrais Eletricas Brasileiras SA	56,473	0.2
28,198		Centrais Eletricas Brasileiras SA ADR	336,966	1.2
		393,439		1.4

		Canada: 13.4%
21,252		Barrick Gold Corp.	859,218	3.2
34,339		Cameco Corp.	758,892	2.8
65,355		Kinross Gold Corp.	584,927	2.2
30,563		Nexen, Inc.	591,394	2.2
9,949		Niko Resources Ltd.	419,170	1.5
30,427		Talisman Energy, Inc.	397,377	1.5
		3,610,978		13.4

		Finland: 1.4%
104,439		Nokia OYJ ADR	381,202	1.4

		France: 11.4%
8,470		Alstom	302,926	1.1
16,106	@	Areva SA	281,950	1.1
32,347		Carrefour S.A.	649,736	2.4
17,393		Electricite de France SA	368,487	1.4
9,643		Sanofi-Aventis	736,548	2.7
12,543		Thales S.A.	434,843	1.6
15,805		Vivendi	292,337	1.1
		3,066,827		11.4

		Germany: 3.2%
4,124		Allianz AG	459,995	1.7
4,311		Siemens AG	400,148	1.5
		860,143		3.2

		Indonesia: 0.5%
3,803		Telekomunikasi Indonesia Tbk PT ADR	137,707	0.5

		Italy: 2.9%
828,571	@	Telecom Italia S.p.A. RNC	776,062	2.9

		Japan: 29.4%
108,390		Chuo Mitsui Trust Holdings, Inc.	317,533	1.2
29,800		Coca-Cola West Co., Ltd.	537,899	2.0
74,000		Dai Nippon Printing Co., Ltd.	656,742	2.4
13,800		Daiichi Sankyo Co., Ltd.	236,993	0.9
22,300		Fuji Photo Film Co., Ltd.	472,992	1.8
41,000		Japan Steel Works Ltd.	249,389	0.9
12,800		Mabuchi Motor Co., Ltd.	535,483	2.0
33,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	617,610	2.3
2,800		Nintendo Co., Ltd.	377,955	1.4
32,622		Nippon Telegraph & Telephone Corp. ADR	735,626	2.7
30,700		Panasonic Corp.	235,366	0.9
8,400		Rohm Co., Ltd.	378,829	1.4
7,800		Sankyo Co., Ltd.	376,079	1.4
46,000		Sekisui House Ltd.	426,438	1.6
14,700		Seven & I Holdings Co., Ltd.	444,972	1.6
30,000		Shiseido Co., Ltd.	525,213	1.9
5,172		Toyota Motor Corp. ADR	422,966	1.6
32,000		Wacoal Holdings Corp.	371,165	1.4
		7,919,250		29.4

		Netherlands: 1.6%
25,683		Wolters Kluwer NV	443,991	1.6

		Norway: 1.2%
623,957		Marine Harvest	320,235	1.2

		Russia: 1.5%
36,432		Gazprom OAO ADR	420,425	1.5

		South Africa: 4.3%
16,892		AngloGold Ashanti Ltd ADR	580,747	2.1
35,536		Gold Fields Ltd.	455,212	1.7
6,966		Impala Platinum Holdings Ltd.	135,984	0.5
		1,171,943		4.3

		South Korea: 4.4%
43,950		Korea Electric Power Corp. ADR	417,525	1.5
57,022		SK Telecom Co., Ltd. ADR	770,937	2.9
		1,188,462		4.4

		Sweden: 1.1%
30,841		Telefonaktiebolaget LM Ericsson ADR	308,256	1.1

		Switzerland: 1.9%
40,529	@	UBS AG	501,344	1.9

		United Kingdom: 9.3%
14,783		AstraZeneca PLC	647,813	2.4
28,941		GlaxoSmithKline PLC	668,581	2.5
180,203		Home Retail Group	311,746	1.1
92,452	@	Polyus Gold International Ltd. GDR	286,601	1.1
210,535		Vodafone Group PLC	582,754	2.2
		2,497,495		9.3

		United States: 1.6%
12,526		Axis Capital Holdings Ltd.	426,135	1.6

	Total Common Stock
	(Cost $29,958,043)	26,120,223		96.8

See Accompanying Notes to Financial Statements

86

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
423,849	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $423,849)	423,849	1.6

	Total Short-Term Investments
	(Cost $423,849)	423,849	1.6

	Total Investments in Securities (Cost $30,381,892)	$ 26,544,072	98.4
	Assets in Excess of Other Liabilities	422,530	1.6
	Net Assets	$ 26,966,602	100.0

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $31,481,288.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,760,729
Gross Unrealized Depreciation	(6,697,945)
Net Unrealized Depreciation	$(4,937,216)

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	9.6%
Consumer Staples	9.1
Energy	10.6
Financials	9.7
Health Care	8.5
Industrials	9.5
Information Technology	7.1
Materials	14.3
Telecommunications	14.1
Utilities	4.3
Short-Term Investments	1.6
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Australia	$ –	$ 934,497	$ –	$ 934,497
Belgium	–	761,832	–	761,832
Brazil	393,439	–	–	393,439
Canada	3,610,978	–	–	3,610,978
Finland	381,202	–	–	381,202
France	281,950	2,784,877	–	3,066,827
Germany	–	860,143	–	860,143
Indonesia	137,707	–	–	137,707
Italy	–	776,062	–	776,062
Japan	1,158,592	6,760,658	–	7,919,250

See Accompanying Notes to Financial Statements

87

ING INTERNATIONAL	PORTFOLIO OF INVESTMENTS
VALUE CHOICE FUND	AS OF APRIL 30, 2012 (UNAUDITED) (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Netherlands	–	443,991	–	443,991
Norway	–	320,235	–	320,235
Russia	420,425	–	–	420,425
South Africa	580,747	591,196	–	1,171,943
South Korea	1,188,462	–	–	1,188,462
Sweden	308,256	–	–	308,256
Switzerland	501,344	–	–	501,344
United Kingdom	286,601	2,210,894	–	2,497,495
United States	426,135	–	–	426,135
Total Common Stock	9,675,838	16,444,385	–	26,120,223
Short-Term Investments	423,849	–	–	423,849
Total Investments, at value	$ 10,099,687	$ 16,444,385	$ –	$ 26,544,072

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

See Accompanying Notes to Financial Statements

88

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF APRIL 30, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 0.7%
186,200		CTC Media, Inc.	2,016,546	0.7

		Consumer Staples: 8.5%
138,800		Magnit OAO	17,476,270	5.8
20,940		Magnit OJSC	2,636,550	0.9
100,000	#,@	MHP SA GDR	1,370,809	0.5
152,400	@	X5 Retail Group N.V. GDR	3,855,661	1.3
		25,339,290		8.5

		Energy: 42.6%
55,900		Eurasia Drilling Co. Ltd. GDR	1,598,105	0.6
3,768,600		Gazprom OAO	21,696,824	7.3
91,600		KazMunaiGas Exploration Production GDR	1,827,964	0.6
377,300		Lukoil OAO ADR	23,147,355	7.7
196,800		NovaTek OAO GDR	25,127,761	8.4
1,349,800	@	Rosneft Oil Co. GDR	9,665,260	3.2
723,100	L	Surgutneftegas OJSC ADR	7,242,747	2.4
14,432,300		Surgutneftegas OJSC	9,608,190	3.2
302,833		Tatneft ADR	11,240,972	3.8
973,600		TNK-BP Holding	2,978,081	1.0
7,000		Transneft	13,055,311	4.4
		127,188,570		42.6

		Financials: 17.2%
445,000	@	Bank St Petersburg OJSC	1,233,968	0.4
5,143	@	Halyk Savings Bank of Kazakhstan JSC GDR	34,698	0.0
1,041,480		LSR Group GDR	5,574,621	1.8
93,900	@	NOMOS-BANK GDR	1,262,503	0.4
10,612,821	@	Sberbank of Russian Federation	33,961,749	11.4
2,263,600		VTB Bank OJSC GDR	9,492,877	3.2
		51,560,416		17.2

		Industrials: 1.2%
120,000		Global Ports Investment Ltd. GDR	1,785,600	0.6
95,900		Globaltrans Investment PLC GDR	1,878,352	0.6
		3,663,952		1.2

		Information Technology: 1.4%
58,600	@	Mail.ru Group Ltd. GDR	2,534,336	0.9
65,100	@	Yandex NV	1,544,172	0.5
		4,078,508		1.4

		Materials: 13.4%
100,000	@,L	Mechel ADR	340,000	0.1
251,800	@,L	Mechel OAO ADR	2,188,142	0.7
244,187		MMC Norilsk Nickel ADR	4,344,016	1.4
31,100		MMC Norilsk Nickel	5,504,781	1.9
1,451,500		Novolipetsk Steel	3,134,800	1.1
137,500		Petropavlovsk PLC	1,066,854	0.4
169,200	@	Polymetal International PLC	2,512,545	0.8
725,600	L	Severstal OAO GDR	9,869,714	3.3
291,390		Uralkali GDR	11,026,291	3.7
		39,987,143		13.4

		Telecommunications: 6.2%
118,900		Mobile Telesystems OJSC	943,604	0.3
346,500		Mobile Telesystems OJSC ADR	6,777,540	2.3
1,487,300		Rostelecom OJSC	4,780,720	1.6
322,000		Sistema JSFC GDR	6,122,711	2.0
		18,624,575		6.2

		Utilities: 7.8%
893,395,900		Federal Grid Co. Unified Energy System JSC	8,154,462	2.7
32,253,200	@	IDGC Holding JSC	2,951,593	1.0
10,843,200	@	OGK-4 OJSC	979,749	0.3
321,703,448	@	RusHydro	11,381,900	3.8
		23,467,704		7.8

	Total Common Stock
	(Cost $222,011,774)	295,926,704		99.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
		Securities Lending Collateralcc(1): 1.2%
1,000,000		Barclays Bank PLC, Repurchase Agreement dated 04/30/12, 0.20%, due 05/01/12 (Repurchase Amount $1,000,005, collateralized by various U.S. Government Agency Obligations, 3.000%-5.000%, Market Value plus accrued interest $1,020,002, due 04/01/27-09/01/41)	1,000,000	0.4
579,863		Credit Suisse Securities, Repurchase Agreement dated 04/30/12, 0.18%, due 05/01/12 (Repurchase Amount $579,866, collateralized by various U.S. Government Securities, 0.625%-2.375%, Market Value plus accrued interest $591,462, due 04/30/13-02/15/41)	579,863	0.2

See Accompanying Notes to Financial Statements

89

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF APRIL 30, 2012 (UNAUDITED)(CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
1,000,000	Deutsche Bank AG, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 2.491%-7.000%, Market Value plus accrued interest $1,020,000, due 08/01/25-04/01/42)	1,000,000	0.3
1,000,000	UBS Warburg LLC, Repurchase Agreement dated 04/30/12, 0.22%, due 05/01/12 (Repurchase Amount $1,000,006, collateralized by various U.S. Government Agency Obligations, 3.500%-6.000%, Market Value plus accrued interest $1,020,000, due 02/01/20-01/01/48)	1,000,000	0.3
		3,579,863	1.2

	Total Short-Term Investments
	(Cost $3,579,863)	3,579,863	1.2

	Total Investments in Securities (Cost $225,591,637)	$ 299,506,567	100.2
	Liabilities in Excess of Other Assets	(607,042)	(0.2)
	Net Assets	$ 298,899,525	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $235,434,050.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$87,317,002
Gross Unrealized Depreciation	(23,244,485)
Net Unrealized Appreciation	$64,072,517

See Accompanying Notes to Financial Statements

90

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF APRIL 30, 2012 (UNAUDITED)(CONTINUED)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of April 30, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2012
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$2,016,546	$—	$—	$2,016,546
Consumer Staples	20,112,820	5,226,470	—	25,339,290
Energy	70,485,761	56,702,809	—	127,188,570
Financials	35,195,717	16,364,699	—	51,560,416
Industrials	1,785,600	1,878,352	—	3,663,952
Information Technology	1,544,172	2,534,336	—	4,078,508
Materials	13,680,268	26,306,875	—	39,987,143
Telecommunications	11,558,260	7,066,315	—	18,624,575
Utilities	12,085,804	11,381,900	—	23,467,704
Total Common Stock	168,464,948	127,461,756	—	295,926,704
Short-Term Investments	—	3,579,863	—	3,579,863
Total Investments, at value	$168,464,948	$131,041,619	$—	$299,506,567

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.
There were no significant transfers between Level 1 and 2 during the period ended April 30, 2012.

The following is a reconciliation of the fair valuations using significant observable inputs (Level 3) for the Fund’s assets and liabilities during the period ended April 30, 2012:

Asset Table	Beginning Balance on 10/31/2011	Purchases	Sales	Accrued Discounts/(Premiums)	Total Realized Gain (Loss)	Total Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance on 4/30/2012
Investments, at value
Mutual Funds	$1,296,952	$–	$(1,300,565)	$–	$548,269	$(544,656)	$–	$–	$–
Total Investments, at value	$1,296,952	$–	$(1,300,565)	$–	$548,269	$(544,656)	$–	$–	$–

As of April 30, 2012, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $–.

See Accompanying Notes to Financial Statements

91

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer

Date:	July 3, 2012

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	July 3, 2012